                                                                      PROSPECTUS

                                                         MINNESOTA LIFE VARIABLE
                                                          UNIVERSAL LIFE ACCOUNT
                                                Minnesota Life Insurance Company

Variable Universal Life Insurance Policy

This prospectus describes Variable Universal Life Insurance policies and certificates issued by Minnesota Life Insurance Company ("Minnesota Life", "we", "us" or "our").

The policies are designed for use in group-sponsored insurance programs to provide life insurance protection and the flexibility to vary premium payments. Certificates are documents, generally held by individuals, setting forth or summarizing the rights of the owners and/or insureds and will be issued under the group contract. A group contract or group policy is the Minnesota Life Variable Group Universal Life Insurance Policy issued to the group contractholder. Individual policies can also be issued in connection with group-sponsored insurance programs in circumstances where a group contract is not issued. All references to a certificate in this prospectus shall include individual policies issued in this manner.

Subject to the limitations in the group policy, the certificate and this prospectus, the owner may allocate net premiums to one or more of the sub-accounts of a separate account of Minnesota Life called the Minnesota Life Variable Universal Life Account ("separate account"). The owner is the owner of the certificate as designated in the signed application or as subsequently changed as set forth in the certificate and this prospectus. The value of your investment in the separate account will vary with the investment experience of the selected sub-accounts of the separate account. There is no guaranteed minimum value associated with the separate account and its sub-accounts. Subject to the limitations in the group policy, the certificate and this prospectus, net premiums may also be allocated to a guaranteed account of Minnesota Life.

The separate account, through its sub-accounts, invests its assets in shares of Advantus Series Fund, Inc. (the "Series Fund"), Fidelity's Variable Insurance Products Funds ("Fidelity VIP" or "VIP"), Janus Aspen Series and W&R Target Funds, Inc. (collectively the "Funds"). The Funds offer their shares exclusively to variable insurance products and certain qualified plans and have 21 portfolios which are available for contracts offered under this prospectus (the "Portfolios"). They are:

SERIES FUND                                      JANUS ASPEN SERIES
- Bond Portfolio                                 - Janus Aspen Series Capital Appreciation
- Index 400 Mid-Cap Portfolio                      Portfolio--Service Shares
- Index 500 Portfolio                            - Janus Aspen Series International Growth
- International Bond Portfolio                   Portfolio--Service Shares
- Maturing Government Bond Portfolio (target     W&R TARGET FUNDS, INC.
  maturity of 2010)                              - W&R Balanced Portfolio
- Money Market Portfolio                         - W&R Core Equity Portfolio
- Mortgage Securities Portfolio                  - W&R Growth Portfolio
- Real Estate Securities Portfolio               - W&R International II Portfolio
FIDELITY VIP                                     - W&R Micro Cap Growth Portfolio
- VIP Contrafund(R) Portfolio: Initial Class     - W&R Small Cap Growth Portfolio
Shares                                           - W&R Small Cap Value Portfolio
- VIP Equity-Income Portfolio: Initial Class     - W&R Value Portfolio
Shares
- VIP High Income Portfolio: Initial Class
Shares

Although the Maturing Government Bond Portfolio with a target maturity of 2006 is referenced in this prospectus, it is not available for premium allocations or transfers.

This prospectus must be accompanied by the current prospectuses of the Funds. This prospectus should be read carefully and retained for future reference.

The group policy and the certificates issued thereunder have not been approved or disapproved by the Securities and Exchange Commission ("SEC"). Neither the SEC nor any state has determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This prospectus is not an offering in any jurisdiction in which the offering would be unlawful. We have not authorized any dealer, salesman, or other person to give any information or make any representations in connection with this offering other than those contained in the prospectus, and, if given or made, you should not rely on them.

The date of this prospectus and the statement of additional information is April 30, 2004

Minnesota Life Insurance Company

400 Robert Street North
St. Paul, Minnesota 55101-2098                             [MINNESOTA LIFE LOGO]

TABLE OF CONTENTS

                                                                Page
Questions and Answers about the Variable Group Universal
  Life Insurance Contract...................................      2
General Descriptions........................................      9
     Minnesota Life Insurance Company.......................      9
     Minnesota Life Variable Universal Life Account.........      9
     Additions, Deletions or Substitutions..................     11
     Voting Rights..........................................     12
     The Guaranteed Account.................................     12
     Summary Information....................................     13
          Guaranteed Account Value..........................     13
Charges.....................................................     13
     Premium Expense Charges................................     13
          Sales Charge......................................     14
          Premium Tax Charge................................     14
          Federal Tax Charge................................     14
     Account Value Charges..................................     14
          Monthly Deduction.................................     14
          Partial Surrender Charge..........................     16
          Transfer Charge...................................     16
          Additional Benefits Charges.......................     16
     Separate Account Charges...............................     16
     Fund Charges...........................................     16
     Guarantee of Certain Charges...........................     16
Information about the Group Policy and Certificates.........     17
     Applications and Issuance..............................     17
     Dollar Cost Averaging..................................     17
     Free Look..............................................     18
     Conversion Right to an Individual Policy...............     18
     Continuation of Group Coverage.........................     18
     Additional Benefits....................................     19
          Accelerated Benefits Rider........................     19
          Waiver of Premium Rider...........................     19
          Accidental Death and Dismemberment Rider..........     19
          Child Rider.......................................     19
          Spouse Rider......................................     19
          Policyholder Contribution Rider...................     19
     General Matters Relating to the Certificate............     19
          Postponement of Payments..........................     19
          The Certificate...................................     20
          Control of Certificate............................     20
          Maturity..........................................     20
          Beneficiary.......................................     20
          Change of Beneficiary.............................     20
          Settlement Options................................     21
          Certificate Changes...............................     21
          Conformity with Statutes..........................     21
          Claims of Creditors...............................     22
          Incontestability..................................     22
          Assignment........................................     22
          Suicide...........................................     22
          Misstatement of Age...............................     22
          Experience Credits................................     22
          Reports...........................................     22

                                                                Page
     General Provisions of the Group Contract...............     23
          Issuance..........................................     23
          Termination.......................................     23
          Right to Examine Group Contract...................     23
          Entire Group Contract.............................     23
          Ownership of Group Contract and Group Contract
          Changes...........................................     23
Certificate Premiums........................................     24
     Premium Limitations....................................     24
     Allocation of Net Premiums and Account Value...........     24
Death Benefit and Account Values............................     25
     Change in Face Amount..................................     27
          Increases.........................................     27
          Decreases.........................................     27
     Payment of Death Benefit Proceeds......................     27
     Account Values.........................................     28
          Determination of the Guaranteed Account Value.....     28
          Determination of the Separate Account Value.......     28
          Unit Value........................................     29
          Net Investment Factor.............................     29
          Daily Values......................................     29
Surrenders, Partial Surrenders and Transfers................     30
     Transfers..............................................     31
Loans.......................................................     32
     Loan Interest..........................................     33
     Loan Repayments........................................     33
Lapse and Reinstatement.....................................     34
     Lapse..................................................     34
     Reinstatement..........................................     34
Federal Tax Status..........................................     35
     Distribution of Certificates...........................     38
Other Matters...............................................     39
     Legal Proceedings......................................     39
     Registration Statement.................................     39
     Financial Statements...................................     39
Statement of Additional Information.........................     40

QUESTIONS AND ANSWERS ABOUT THE VARIABLE GROUP UNIVERSAL LIFE INSURANCE CONTRACT

SUMMARY OF BENEFITS AND RISKS
     All of the benefits and risks summarized below are subject to the terms, conditions and restrictions of the group-sponsored insurance program, the certificate and this prospectus.
     A variable universal life insurance certificate is an adjustable benefit life insurance contract that allows accumulation of cash value, while the life insurance coverage remains in force, and permits flexible payment of premiums. The cash value of the certificate will fluctuate with the performance of the sub-accounts of the separate account. The choice of available investment options ("sub-accounts") is determined under the group-sponsored insurance program. Values may be transferred among the available investment options. An owner may make a partial surrender from his/her certificate, surrender all of his/her certificate or take certificate loans. Each certificate has a minimum Face Amount of death coverage. The death benefit of a certificate may be greater than its Face Amount, as further described in this prospectus. If a certificate is in force upon the insured's death, the death benefit will be paid to the designated beneficiary.

RISKS OF OWNING A VARIABLE UNIVERSAL LIFE INSURANCE CERTIFICATE
     The account values of a certificate, to the extent invested in sub-accounts of the separate account, have no guaranteed minimum account value. Therefore, the owner bears the risk that adverse investment performance may depreciate the owner's account value and, in some cases, may increase the cost of insurance. Additional information concerning investment objectives and policies of the Portfolios (including a comprehensive discussion of the risks of each Portfolio) may be found in the current prospectuses for each Fund which accompany this prospectus. You should carefully review each Fund prospectus before purchasing the certificate.
     A universal life insurance certificate is intended for the use of persons who wish to combine both life insurance and the accumulation of cash values and is unsuitable as a short-term investment vehicle.
     There is a risk that a certificate will lapse. As described in the "Lapse and Reinstatement" section of this prospectus, lapse will occur only when the net cash value is insufficient to cover the monthly deduction, and the subsequent grace period expires without sufficient payment being made.
     Certificate loans may increase the risk of certificate lapse, may have a negative effect on a certificate's cash value and may reduce a certificate's death benefit.
     In some circumstances, experience credits, loans and amounts received from a partial surrender or surrender of the certificate will be subject to federal income taxation and an additional 10 percent income tax could be imposed. For additional information regarding federal income taxes see the "Federal Tax Status" section of this prospectus.
     Consistent with the group-sponsored insurance program, the group policy, the certificate and this prospectus, we reserve the right to limit the size, number and frequency of transfers, limit the amount of a certificate loan, and restrict certificate withdrawals and surrenders.

WHAT IS A UNIVERSAL LIFE INSURANCE CERTIFICATE?
     A universal life insurance certificate is an adjustable benefit life insurance contract issued pursuant to a group policy. Unlike term life insurance, universal life insurance coverage allows you to accumulate cash value, while the life insurance coverage remains in force, and permits flexible payment of premiums (which means premium payments may be increased or decreased as allowed for by the certificate and this prospectus).
     An adjustable benefit certificate has a stated face amount of insurance payable in the event of the death of the insured, which is paid for by the deduction of specified monthly charges from the account values. The face amount is the minimum amount of death benefit proceeds paid upon the death of the insured, so long as the certificate remains in force and there are no outstanding loans. We will also deduct from the face amount any unpaid monthly deduction. The face amount is shown on the specifications page attached to the certificate. The insured is the person whose life is covered by life insurance under a certificate. Unlike term life insurance, universal life insurance coverage may be adjusted by the owner of the certificate, without the necessity of issuing a new certificate for that owner. There are limitations to these adjustments and we may require evidence of insurability before requested increases take effect.
     Universal life insurance coverage is provided without specifying the frequency and amount of each premium payment (as is the practice for scheduled premium life insurance). The time and amount of the payment of premium may be determined by the owner. The life insurance coverage will remain in force for an insured so long as monthly charges may be deducted from the existing balance in the certificate's net cash value. The net cash value is the account value of a certificate less any outstanding certificate loans and accrued certificate loan interest charged (plus any accrued loan interest credits) and less any charges due. It is the amount an owner may obtain through surrender of the certificate.
     Subject to restrictions described herein, an owner may make payments in excess of that minimum amount required to keep a certificate in force, take full or partial surrenders of cash values and take out certificate loans. If cash values are insufficient for the payment of the required monthly charges, then a premium payment is required or the life insurance coverage provided to the owner will lapse.
     A universal life insurance certificate may be inappropriate for individuals seeking life insurance protection which is the equivalent of term-type coverage. Term coverage is usually for a fixed period of time for a fixed premium.

WHAT MAKES THE CERTIFICATE "VARIABLE"?
     The certificate is termed "variable" because unlike a universal life certificate which provides for the accumulation of certificate values at fixed rates determined by the insurance company, variable universal life insurance certificate values may be invested in variable investment options. The variable investment options invest in a separate account. The separate account we use for our group contracts is called the Minnesota Life Variable Universal Life Account. The separate account keeps its assets separate from the other assets of Minnesota Life. The separate account has sub-accounts which invest in corresponding Portfolios of the Funds. Thus, the owner's account value, to the extent invested in the variable investment options (sub-accounts), will vary with the positive or negative investment experience of the corresponding Portfolios of the Funds. The account value of a certificate is the sum of the separate account value, guaranteed account value and loan account value. The separate account value is the sum of all current sub-account values. The guaranteed account value is the sum of all net premiums and transfers allocated to the guaranteed account and interest declared thereon and experience credits, if any, minus amounts transferred to the separate account or removed in connection with a partial surrender or loan and minus charges assessed against the guaranteed account value. The loan account value is the portion of the general account attributable to loans under a certificate together with accrued interest.

IS THERE AN INVESTMENT PERFORMANCE RISK?
     Yes. The account value of a certificate, to the extent invested in sub-accounts of the separate account, has no guaranteed minimum account value. Therefore, the owner bears the risk that adverse investment performance may depreciate the owner's account value. The certificate also offers the owner the opportunity to have the account value appreciate more rapidly than it would under comparable fixed benefit certificates by virtue of favorable investment performance. In addition, under some certificates, the death benefit will also increase and decrease with investment experience.

     Subject to the limitations in the group policy, the certificate and this prospectus, owners seeking the traditional insurance protections of a guaranteed account value may allocate net premiums to the certificate's guaranteed account option which provides for guaranteed accumulation at a fixed rate of interest. Additional information on this option may be found under the heading "The Guaranteed Account."

WHAT VARIABLE INVESTMENT OPTIONS ARE AVAILABLE?
     The separate account currently invests in 21 Portfolios of the Funds. Not all of the Portfolios of the Funds may be made available for investment by the separate account. The group sponsor may select which Portfolios will be made available to owners under its insurance program. The group sponsor is the employer, association or organization that is sponsoring a program of insurance for the group members. The Maturing Government Bond Portfolio with a maturity of 2006 is referenced in this prospectus, but it is not available for premium allocations or transfers. We reserve the right to add, combine or remove other eligible Funds or Portfolios. Owners may choose from the following Portfolios of the Funds:

  Series Fund Portfolios include:

     Bond Portfolio
     Index 400 Mid-Cap Portfolio
     Index 500 Portfolio
     International Bond Portfolio
     Maturing Government Bond
       Portfolio--2010
     Money Market Portfolio
     Mortgage Securities Portfolio
     Real Estate Securities Portfolio

  Additional Fund Portfolios include:

     Fidelity VIP Contrafund Portfolio: Initial
       Class Shares
     Fidelity VIP Equity-Income Portfolio:
       Initial Class Shares
     Fidelity VIP High Income Portfolio: Initial
       Class Shares
     Janus Aspen Series Capital Appreciation
       Portfolio--Service Shares
     Janus Aspen Series International Growth
       Portfolio--Service Shares
     W&R Target Funds, Inc.--Balanced
       Portfolio
     W&R Target Funds, Inc.--Core
       Equity Portfolio
     W&R Target Funds, Inc.--Growth
       Portfolio
     W&R Target Funds, Inc.--
       International II Portfolio
     W&R Target Funds, Inc.--Micro
       Cap Growth Portfolio
     W&R Target Funds, Inc.--Small
       Cap Growth Portfolio
     W&R Target Funds, Inc.--Small
       Cap Value Portfolio
     W&R Target Funds, Inc.--Value
       Portfolio
     There is no assurance that any Portfolio will meet its objectives. Additional information concerning investment objectives and policies of the Portfolios (including a comprehensive discussion of the risks of each Portfolio) may be found in the current prospectuses for each Fund which accompany this prospectus. You should carefully review each Fund prospectus before purchasing the contract.

HOW CAN NET PREMIUMS BE ALLOCATED?
     In the initial signed application for life insurance, the owner may indicate the desired allocation of net premiums among the guaranteed account and the available sub-accounts of the separate account, subject to the limitations in the certificate and this prospectus. All future net premiums will be allocated in the same proportion until the owner requests a change in the allocation. Similarly, the owner may request a transfer of amounts between sub-accounts or between the sub-accounts and the guaranteed account, subject to the limitations in the certificate and this prospectus.

WHAT DEATH BENEFIT OPTIONS ARE OFFERED UNDER THE CERTIFICATE?
     We offer two death benefit options under the certificate. Under "Option A", a level death benefit, the death benefit is the face amount of the certificate. Under "Option B", a variable death benefit, the death benefit is the face amount of the certificate plus the net cash value. So long as a certificate remains in force and there are no certificate loans, the minimum death benefit under either option will be at least equal to the current face amount (less any unpaid monthly deduction). The death benefit proceeds will be adjusted by the amount of any charges due or overpaid and any outstanding certificate loans and certificate loan interest due determined as of the date of death.
     The group sponsor may choose one of two death benefit options for all participants under the group-sponsored program. Once elected, the death benefit option chosen by the group sponsor shall remain unchanged.
     There is a minimum initial face amount for the certificate which is stated on the specifications page of the certificate. The owner may generally change the face amount, but evidence of insurability of the insured may be required for certain face amount increases.

ARE THE BENEFITS UNDER A CERTIFICATE SUBJECT TO FEDERAL INCOME TAX?
     We believe that the owner's certificate should qualify as a life insurance contract for federal income tax purposes. Assuming that a certificate qualifies as a life insurance contract for federal income tax purposes, the benefits under certificates described in this prospectus should receive the same tax treatment under the Code as benefits under traditional fixed benefit life insurance certificates. Therefore, death proceeds payable under variable life insurance certificates should be excludable from the beneficiary's gross income for federal income tax purposes. The owner's net cash value should grow tax-deferred until such cash value is actually distributed to the owner.
     The tax treatment described above relating to distributions is available only for certificates not described as "modified endowment contracts." For federal income tax purposes, certificates described as modified endowment contracts are treated as life insurance only with respect to the tax treatment of death proceeds and the tax-free inside buildup of yearly account value increases. However, amounts received by the owner of a modified endowment contract, such as experience credits, loans and amounts received from a partial surrender or from a surrender of the certificate will be subject to the same tax treatment as amounts received under an annuity during the accumulation period. Annuity tax treatment includes the 10 percent additional income tax imposed on the portion of any distribution that is included in income, except where the distribution or loan:
-   is made on or after the owner attains age 59 1/2,
-   is attributable to the owner becoming disabled, or
- is part of a series of substantially equal periodic payments for the life of the owner or the joint lives of the owner and beneficiary.
     Determining whether a certificate is a modified endowment contract requires an examination of the premium paid in relation to the death benefit of the certificate. A certificate would be a modified endowment contract if the total premiums during the first seven contract years exceed the total sum of the net level premiums which would be paid under a seven-pay life certificate. A certificate which is subject to a material change will be treated as a new certificate on the date that the material change takes effect, to determine whether it is a modified endowment contract. The account value on the material change date will be taken into account in determining whether the seven-pay standard is met.
     For additional information regarding federal income taxes see the "Federal Tax Status" section of this prospectus.

DOES THE OWNER HAVE ACCESS TO THE ACCOUNT VALUES?
     Yes. The net cash value, subject to the limitations in the certificate and this prospectus, is available to the owner during the insured's lifetime. The net cash value may be used:
-   to provide retirement income,
-   as collateral for a loan,
- to continue some amount of insurance protection without payment of premiums, or
-   to obtain cash by surrendering the certificate in full or in part.
     The owner may borrow, as a certificate loan, an amount up to 90 percent of the owner's account value less any existing loan account value. The loan account is the portion of the general account attributable to loans under a certificate. Each alternative for accessing the owner's account value may be subject to conditions described in the certificate or under the headings "Death Benefit and Account Values", "Surrenders,

Partial Surrenders and Transfers" and "Loans" of this prospectus.
     In general, the owner may request a surrender of or a partial surrender from the certificate at any time while the insured is living. A surrender or partial surrender may have federal income tax consequences. (See "Federal Tax Status".)
     A surrender or partial surrender of the net cash value of the certificate is permitted in any amount equal to at least the minimum established for certificates under the group-sponsored insurance program. The minimum will never exceed $500. The maximum partial surrender amount cannot exceed the maximum established for certificates under the group-sponsored insurance program. We reserve the right to limit the number of partial surrenders to one per certificate month, change the minimum amount for partial surrenders, limit the frequency of partial surrenders, or restrict or prohibit partial surrenders from the guaranteed account.

WHAT CHARGES ARE ASSOCIATED WITH THE CERTIFICATE?
     We assess certain charges against each premium payment and the account values under each certificate and against the asset value of the separate account. These charges, which are largely designed to cover our expenses in providing insurance protection and in distributing and administering the certificates are fully described under the heading "Charges" of this prospectus. The specific charges are shown on the specifications page of the certificate. There are also advisory fees and expenses which are assessed against the asset value of each of the portfolios of the Funds. We also reserve the right to charge against the separate account assets, or make other provisions, for additional tax liability we incur with respect to the separate account or the certificates.

FEE TABLES
     The following tables describe the fees and expenses that an owner will pay when buying, owning and surrendering the certificate. The first table describes the fees and expenses that the owner will pay at the time that he or she buys the certificate, surrenders the certificate, or transfers cash value between available investment options.

                                TRANSACTION FEES

Charge                                       When Charge is Deducted         Amount Deducted
------                                      --------------------------    ----------------------
Maximum Sales Charge Imposed on
  Premiums................................  From Each Premium Payment*    5 percent of Premium+
Maximum Premium Tax Charge................  From Each Premium Payment*    4 percent of Premium+
Maximum Federal Tax Charge**..............  From Each Premium Payment*    1.25 percent of
                                                                          Premium++
Maximum Deferred Sales Charge.............  None                          N/A
Maximum Partial Surrender Fee.............  From Each Partial             Lesser of $25 or 2
                                            Surrender                     percent of Partial
                                                                          Surrender Amount+
Maximum Transfer Fee......................  Upon Each Transfer+++         $10+++

------------
  * The charge may be waived in some group sponsored insurance programs for premiums received in conjunction with an Internal Revenue Code Section 1035 exchange.

  ** The federal tax charge is not included in the line item for premium tax charges. For a discussion of the federal tax charge see the "Federal Tax Charge" section of this prospectus.

  + Actual fee varies based on the group-sponsored insurance program under which the certificate is issued.

 ++ For certificates considered to be individual under OBRA the charge will not exceed 1.25 percent of premium. If a certificate is considered to be a group certificate under OBRA, the charge will not exceed 0.25 percent of premium (for group-sponsored programs implemented prior to April 1, 2000) or 0.35 percent of premium (for group-sponsored programs implemented on or after April 1, 2000).

+++ There is currently no transfer fee. A charge, not to exceed $10 per transfer, may be imposed in the future.

     The next table describes the fees and expenses that an owner will pay periodically during the time that the owner owns the certificate, not including the fees and expenses detailed in fund operating expense tables below.

              PERIODIC CHARGES OTHER THAN FUND OPERATING EXPENSES

Charge                                 When Charge is Deducted                Amount Deducted
------                             -------------------------------    -------------------------------
COST OF INSURANCE(1)
  MAXIMUM & MINIMUM CHARGE.....    Certificate Date and Each          Maximum: $32.01 Per Month Per
                                   Subsequent Monthly Anniversary     $1,000 of Coverage
                                                                      Minimum: $0.03 Per Month Per
                                                                      $1,000 of Coverage
  REPRESENTATIVE CHARGE FOR A
  45 YEAR OLD NON-SMOKING
  CERTIFICATEHOLDER............    Certificate Date and Each          $0.11 Per Month Per $1,000 of
                                   Subsequent Monthly Anniversary     Coverage
MORTALITY AND EXPENSE RISK
  CHARGE(2)....................    Each day a sub-account is          Maximum: 0.50 percent of
                                   priced                             average daily assets of the
                                                                      separate account per year
ANNUAL MAINTENANCE FEE.........    None                               N/A
ADMINISTRATION CHARGE..........    Certificate Date and Each          Maximum: $4 Per Month
                                   Subsequent Monthly Anniversary
LOAN INTEREST CHARGE...........    Each Monthly Anniversary           8 percent of Policy Loan Per
                                                                      Year(3)
ACCIDENTAL DEATH AND
DISMEMBERMENT CHARGE(4)........    Certificate Date and Each          Maximum: $0.10 Per Month Per
                                   Subsequent Monthly Anniversary     $1,000 of Coverage
WAIVER OF PREMIUM CHARGE(4)....    Certificate Date and Each          Maximum: 50 percent of the Cost
                                   Subsequent Monthly Anniversary     of Insurance charge
CHILD RIDER CHARGE(4)..........    Certificate Date and Each          Maximum: $0.35 Per Month Per
                                   Subsequent Monthly Anniversary     $1,000 of Coverage
SPOUSE RIDER CHARGE(1)(4)
  MAXIMUM & MINIMUM CHARGE.....    Certificate Date and Each          Maximum: $32.01 Per Month Per
                                   Subsequent Monthly Anniversary     $1,000 of Coverage
                                                                      Minimum: $0.03 Per Month Per
                                                                      $1,000 of Coverage
  REPRESENTATIVE CHARGE FOR A
  45 YEAR OLD NON-SMOKING
  CERTIFICATEHOLDER............    Certificate Date and Each          Representative: $0.11 Per Month
                                   Subsequent Monthly Anniversary     Per $1,000 of Coverage

------------
(1) The charges will vary depending upon the insured's age and, depending upon the group sponsored insurance program, smoking status. The charges noted may not be representative of the charges that a particular certificate owner would pay. For information regarding the specific cost of insurance rate that will apply to a particular certificate, please contact Minnesota Life at 1-800-843-8358, during normal business hours of 8:00 a.m. to 4:45 p.m., Central Standard Time.

(2) The mortality and expense risk charge will vary based on the group-sponsored insurance program under which the certificate is issued. Differences in the mortality and expense risk charge rates applicable to different group-sponsored insurance programs will be determined by us based on differences in the levels of mortality and expense risk under those contracts.

(3) Interest is also credited to the amount of the certificate loan at a rate not less than 6 percent per year. For a complete discussion of loan interest charges and credits see the "Loan Interest" section of this prospectus.

(4) This certificate option is not available in all group sponsored insurance programs. The actual charge may vary depending upon the group sponsored insurance program.

     The next table describes the total annual fund operating expenses that an owner will pay while he or she owns the certificate. The table shows the minimum and maximum expenses (as a percentage of Fund assets) charged by any of the Funds. More detail concerning a particular Fund and its Portfolios' fees and expenses is contained in the prospectus for that Fund. Unless otherwise noted, expenses are shown as of December 31, 2003, and are shown as a percentage of average daily net assets for the described Portfolios.

                      TOTAL ANNUAL FUND OPERATING EXPENSES
                 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)*

Fee Description                                                 Minimum        Maximum
---------------                                                 -------        -------
Total Annual Fund Operating Expenses........................  .45 percent    1.39 percent

------------

* The operating expense information presented in this table does not reflect fee waivers and expense reductions of the Funds. In general, Fund advisers are free to discontinue the waivers and reductions at any time. For more detailed information about the fee and expense charges, fee waivers (if applicable) and expense reductions (if applicable) for a particular Fund Portfolio please see that Fund's prospectus.

                                                            GENERAL DESCRIPTIONS

MINNESOTA LIFE INSURANCE COMPANY
     We are Minnesota Life Insurance Company ("Minnesota Life"), a life insurance company organized under the laws of Minnesota. Minnesota Life was formerly known as The Minnesota Mutual Life Insurance Company ("Minnesota Mutual"), a mutual life insurance company organized in 1880 under the laws of Minnesota. Effective October 1, 1998, Minnesota Mutual reorganized by forming a mutual insurance holding company named "Minnesota Mutual Companies, Inc." Minnesota Mutual continued its corporate existence following conversion to a Minnesota stock life insurance company named "Minnesota Life Insurance Company." All of the shares of the voting stock of Minnesota Life are owned by a second tier intermediate stock holding company named "Securian Financial Group, Inc.", which in turn is a wholly-owned subsidiary of a first tier intermediate stock holding company named "Securian Holding Company", which in turn is a wholly-owned subsidiary of the ultimate parent, Minnesota Mutual Companies, Inc. Our home office is at 400 Robert Street North, St. Paul, Minnesota 55101-2098, telephone: (651) 665-3500. We are licensed to do a life insurance business in all states of the United States (except New York where we are an authorized reinsurer), the District of Columbia, Canada, Puerto Rico and Guam. Any benefits due and owing pursuant to a certificate are obligations of Minnesota Life.

MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
     On August 8, 1994, the separate account was established in accordance with Minnesota insurance law. The separate account is registered as a "unit investment trust" with the Securities and Exchange Commission under the Investment Company Act of 1940. Such registration does not signify that the Securities and Exchange Commission supervises the management, or the investment practices or policies, of the separate account. The separate account meets the definition of a "separate account" under the federal securities laws.
     We are the legal owner of the assets in the separate account. The obligations to group contract and certificate owners and beneficiaries arising under the group contracts and certificates are general corporate obligations of Minnesota Life. Our general assets back these obligations. The Minnesota law under which the separate account was established provides that the assets of the separate account shall not be chargeable with liabilities arising out of any other business which we may conduct, but shall be held and applied exclusively to the benefit of the holders of those variable life insurance certificates for which the separate account was established. The income gains and losses credited to or charged against the separate account reflect the account's own investment experience and are entirely independent of both the investment performance of our guaranteed account and of any other separate account which we may have established or may later establish.
     The separate account has 21 sub-accounts which are available under the contracts offered by this prospectus. Each sub-account invests in shares of a corresponding Portfolio of the Funds. Not all of the Portfolios of the Funds may be available for investment by the separate account. Although the Maturing Government Bond Portfolio with a maturity of 2006 is referenced in this prospectus, it is not available for premium allocations or transfers.
     The separate account currently invests in the Series Fund, Fidelity VIP, Janus Aspen Series and W&R Target Funds, Inc. The Funds prospectuses accompany this prospectus. For additional copies please call us at 1-800-843-8358. You should read each prospectus carefully before investing in the certificate.
     The assets of each Portfolio are separate from the others and each has different investment objectives and policies. Therefore, each Portfolio operates as a separate investment fund and the investment performance of one has no effect on the investment performance of the other Portfolios.
     All dividends and capital gains distributions from each Portfolio are automatically reinvested in shares of that Portfolio at net asset value.

     Below is a list of the Portfolios and their adviser or sub-adviser.



Fund/Portfolio                    Investment Adviser               Investment Sub-Adviser
--------------                 -------------------------   --------------------------------------
SERIES FUND:
Bond Portfolio...............  Advantus Capital
                               Management, Inc.
Index 400 Mid-Cap
  Portfolio..................  Advantus Capital
                               Management, Inc.
Index 500 Portfolio..........  Advantus Capital
                               Management, Inc.
International Bond
  Portfolio..................  Advantus Capital            Julius Baer Investment Management Inc.
                               Management, Inc.
Maturing Government Bond
  Portfolio--2010............  Advantus Capital
                               Management, Inc.
Money Market Portfolio.......  Advantus Capital
                               Management, Inc.
Mortgage Securities
  Portfolio..................  Advantus Capital
                               Management, Inc.
Real Estate Securities
  Portfolio..................  Advantus Capital
                               Management, Inc.
FIDELITY VIP:
Contrafund Portfolio:
  Initial Class Shares.......  Fidelity Management &       FMR Co., Inc., Fidelity Management &
                               Research Company            Research (U.K.) Inc., Fidelity
                                                           Management & Research (Far East) Inc.,
                                                           Fidelity Investments Japan Limited,
                                                           Fidelity International Investment
                                                           Advisors, Fidelity International
                                                           Investment Advisors (U.K.) Limited
Equity-Income Portfolio:
  Initial Class Shares.......  Fidelity Management &       FMR Co., Inc.
                               Research Company
High Income Portfolio:
  Initial Class Shares.......  Fidelity Management &       FMR Co., Inc., Fidelity Management &
                               Research Company            Research (U.K.) Inc., Fidelity
                                                           Management & Research (Far East) Inc.,
                                                           Fidelity Investments Japan Limited,
                                                           Fidelity International Investment
                                                           Advisors, Fidelity International
                                                           Investment Advisors (U.K.) Limited
JANUS ASPEN SERIES:
Capital Appreciation
  Portfolio--Service
  Shares.....................  Janus Capital
International Growth
  Portfolio--Service
  Shares.....................  Janus Capital
W&R TARGET FUNDS, INC.:
W&R Balanced Portfolio.......  Waddell & Reed Investment
                               Management Company
W&R Core Equity Portfolio....  Waddell & Reed Investment
                               Management Company
W&R Growth Portfolio.........  Waddell & Reed Investment
                               Management Company
W&R International II
  Portfolio..................  Waddell & Reed Investment   Templeton Investment Counsel, LLC
                               Management Company
W&R Micro Cap Growth
  Portfolio..................  Waddell & Reed Investment   Wall Street Associates
                               Management Company
W&R Small Cap Growth
  Portfolio..................  Waddell & Reed Investment
                               Management Company
W&R Small Cap Value
  Portfolio..................  Waddell & Reed Investment   State Street Research & Management
                               Management Company          Company
W&R Value Portfolio..........  Waddell & Reed Investment
                               Management Company

ADDITIONS, DELETIONS OR SUBSTITUTIONS
     We reserve the right to add, combine or remove any sub-accounts of the Variable Universal Life Account when permitted by law. Each additional sub-account will purchase shares in a new portfolio or mutual fund. New sub-accounts may be established when, in our sole discretion, marketing, tax, investment or other conditions warrant such action. We will use similar considerations should there be a determination to eliminate one or more of the sub-accounts of the separate account. Any new investment option will be made available to existing owners on whatever basis we may determine.
     We retain the right, subject to any applicable law, to make substitutions with respect to the investments of the sub-accounts of the separate account. If investment in a Portfolio of the Funds should no longer be possible or if we determine it becomes inappropriate for certificates of this class, we may substitute another mutual fund or portfolio for a sub-account. Substitution may be made with respect to existing account values and future premium payments. A substitution may be made only with any necessary approval of the Securities and Exchange Commission.
     We reserve the right to transfer assets of the separate account as determined by us to be associated with the certificates to another separate account. A transfer of this kind may require the approval of state regulatory authorities and of the Securities and Exchange Commission.
     We also reserve the right, when permitted by law, to restrict or eliminate any voting right of owners or other persons who have voting rights as to the separate account, and to combine the separate account with one or more other separate accounts, and to de-register the separate account under the Investment Company Act of 1940.
     Shares of the Portfolios of the Series Fund are also sold to other of our separate accounts and to separate accounts of Northstar Life Insurance Company, which are used to receive and invest premiums paid under other variable annuity contracts and variable life contracts issued by us. Portfolio shares are also offered to certain other unaffiliated life insurance companies to fund such separate accounts.
     Shares of VIP are also sold to other life insurance companies' separate accounts, for the purpose of funding other variable annuity and variable life insurance contracts.
     Shares of Janus Aspen Series are also sold to other life insurance companies' separate accounts for the purpose of funding variable life contracts and variable annuity contracts, and are also available under certain qualified retirement plans.
     Shares of the Portfolios of W&R Target Funds, Inc. are also sold to other life insurance companies' separate accounts for the purpose of funding variable life contracts and variable annuity contracts, and are also available under certain qualified retirement plans.
     The Funds serve as the underlying investment medium for amounts invested in life insurance company separate accounts funding both variable life insurance policies and variable annuity contracts, as the investment medium for such policies and contracts issued by Minnesota Life and other affiliated and unaffiliated life insurance companies, and as the investment medium when used by both a life insurance company to fund its policies or contracts and a participating qualified plan to fund plan benefits. It is possible that there may be circumstances where it is disadvantageous for either: (i) the owners of variable life insurance policies and variable annuity contracts to invest in one of the Funds at the same time, or (ii) the owners of such policies and contracts issued by different life insurance companies to invest in one of the Funds at the same time or (iii) participating qualified plans to invest in shares of one of the Funds at the same time as one or more life insurance companies. Neither the Funds nor Minnesota Life currently foresees any disadvantage, but if one of the Funds determines that there is any such disadvantage due to a material conflict of interest between such policy owners and contract owners, or between different life insurance companies, or between participating qualified plans and one or more life insurance companies, or for any other reason, one of the Funds' Board of Directors will notify the life insurance companies and participating qualified plans of such conflict of interest or other applicable event. In that event, the life insurance companies or participating qualified plans may be required to sell the applicable Funds' shares with respect to certain groups of policy owners or contract owners, or certain participants in participating qualified plans, in order to resolve any conflict. The life insurance companies and participating qualified plans will bear the entire cost of resolving any material conflict of interest.

VOTING RIGHTS
     We will vote the shares of the Funds held in the various sub-accounts of the Variable Universal Life Account at regular and special shareholder meetings of the Funds in accordance with the owner's instructions. If, however, the Investment Company Act of 1940, as amended, or any regulation thereunder should change and we determine that it is permissible to vote the shares of the Funds in our own right, we may elect to do so. The number of votes as to which the owner has the right to instruct will be determined by dividing his or her sub-account value by the net asset value per share of the corresponding Portfolio of the Funds. The sub-account value is the number of units of a sub-account credited to a certificate multiplied by the current unit value for that sub-account. Fractional shares will be counted. The number of votes as to which the owner has the right to instruct will be determined as of the date coincident with the date established by the Funds for determining shareholders eligible to vote at the meeting of the Funds. Voting instructions will be solicited in writing prior to the meeting in accordance with procedures established by the Funds. We will vote shares of the Funds held by the separate account as to which no instructions are received in proportion to the voting instructions which are received from certificate owners with respect to all certificates participating in the separate account. Each owner having a voting interest will receive proxy material, reports and other material relating to the Funds.
     We may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that shares be voted so as to cause a change in sub-classification or investment policies of the Funds or approve or disapprove an investment advisory contract of the Funds. In addition, we may disregard voting instructions in favor of changes in the investment policies or the investment adviser of one or more of the Funds if we reasonably disapprove of such changes. A change would be disapproved only if the proposed change is contrary to state law or disapproved by state regulatory authorities on a determination that the change would be detrimental to the interests of certificate owners or if we determine that the change would be inconsistent with the investment objectives of the Funds or would result in the purchase of securities for the Funds which vary from the general quality and nature of investments and investment techniques utilized by other separate accounts created by us or any of our affiliates which have similar investment objectives. In the event that we disregard voting instructions, a summary of that action and the reason for such action will be included in the owner's next semi-annual report.

THE GUARANTEED ACCOUNT
     The guaranteed account is assets other than the loan account that are attributable to a certificate and held in our general account. The owner may allocate net premiums and may transfer net cash values of the certificate, subject to the limitations in the certificate and this prospectus, to our guaranteed account.
     Because of exemptive and exclusionary provisions, interests in Minnesota Life's guaranteed account have not been registered under the Securities Act of 1933, and the guaranteed account has not been registered as an investment company under the Investment Company Act of 1940. Therefore, neither the guaranteed account nor any interest therein is subject to the provisions of these Acts, and Minnesota Life has been advised that the staff of the SEC does not review disclosures relating to it. Disclosures regarding the guaranteed account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.
     This prospectus describes a Variable Universal Life Insurance group contract and certificate and is generally intended to serve as a disclosure document only for the aspects of the group contract and certificate relating to the sub-accounts of the separate account. For more information about the guaranteed account, please see the certificate and the summary information provided immediately below.

SUMMARY INFORMATION
     Minnesota Life's general account consists of all assets owned by Minnesota Life other than those in the separate account and any other separate accounts which we may establish. The guaranteed account is that portion of the general assets of Minnesota Life, exclusive of loans, which is attributable to the group contract and certificate described herein and others of their class. The description is for accounting purposes only and does not represent a division of the general account assets for the specific benefit of group contracts and certificates of this class. Allocations to the guaranteed account become part of the general assets of Minnesota Life and are used to support insurance and annuity obligations and are subject to the claims of our creditors. Subject to applicable law, we have sole discretion over the investment of assets of the guaranteed account. Owners do not share in the actual investment experience of the assets in the guaranteed account.
     A portion or all the net premiums may be allocated or transferred to accumulate at a fixed rate of interest in the guaranteed account, though we reserve the right to restrict the allocation of premium into the guaranteed account. Transfers from the guaranteed account to the sub-accounts of the separate account are subject to certain limitations with respect to timing and amount. These restrictions are described under the heading "Transfers." Amounts allocated or transferred to the guaranteed account are guaranteed by us as to principal and a minimum rate of interest.

GUARANTEED ACCOUNT VALUE Minnesota Life bears the full investment risk for amounts allocated to the guaranteed account and guarantees that interest credited to each owner's account value in the guaranteed account will not be less than the minimum guaranteed annual rate without regard to the actual investment experience of the guaranteed account. For group-sponsored programs implemented prior to May 1, 2001, the minimum guaranteed annual rate is 4 percent. For group-sponsored programs implemented on or after May 1, 2001 the minimum guaranteed annual rate is 3 percent. We may, at our sole discretion, credit a higher rate of interest ("excess interest") although we are not obligated to do so. Any interest credited on the certificate's account value in the guaranteed account in excess of the guaranteed minimum rate per year will be determined at our sole discretion. The owner assumes the risk that interest credited may not exceed the guaranteed minimum rate.
     Even if excess interest is credited to the guaranteed account value, no excess interest will be credited to the loan account value in the guaranteed account. However, the loan account value will be credited interest at a rate which is not less than 6 percent per annum.

                                                                         CHARGES

     Premium expense and account value charges will be deducted in connection with the certificates and paid to us, to compensate us for providing the insurance benefits set forth in the certificates, administering the certificates, incurring expenses in distributing the certificates and assuming certain risks in connection with the certificates. These charges will vary based on the group-sponsored insurance program under which the certificate is issued. We will determine the charges pursuant to our established actuarial procedures, and in doing so we will not discriminate unreasonably or unfairly against any person or class of persons. The charges for certificates under a group-sponsored insurance program are shown on the specifications page of the certificate.
     There are also advisory fees and expenses which are assessed against the asset value of each of the Portfolios of the Funds.

PREMIUM EXPENSE CHARGES
     The premium expense charges described below will be deducted from each premium payment we receive. The remaining amount, or net premium, will be allocated to the guaranteed account and/or sub-accounts of the separate account, as directed by the owner, and become part of the certificate's net cash value.

SALES CHARGE We may deduct a sales charge from each premium paid under the certificate. Sales charges vary based on the group-sponsored insurance program under which the certificate is issued. The charge will never exceed 5 percent of each premium paid. The sales charge will be determined based on a variety of factors, including enrollment procedures, the size and type of the group, the total amount of premium payments to be received, any prior existing relationship with the group sponsor, the level of commissions paid to agents and brokers and their affiliated broker-dealers, and other circumstances of which we are not presently aware. We may waive the sales charge for premiums received as a result of Internal Revenue Code section 1035 exchanges from another contract or certificate. In addition, we may waive the sales charge for premiums paid by designated payors under a group-sponsored insurance program (for example, insureds versus the group sponsor).
     The amount of the sales charge in any certificate year cannot be specifically related to sales expenses for that year. To the extent that sales expenses are not recovered from the sales charge, we will recover them from our other assets or surplus, which may include profits from the mortality and expense risk charge, the cost of insurance charge or the administration charge.

PREMIUM TAX CHARGE We will deduct a percentage of premium charge, not to exceed 4 percent of each premium received for premium taxes. Premium tax charges vary based on the group-sponsored insurance program under which the certificate is issued. This charge is to compensate us for our payment of premium taxes that are imposed by various states and local jurisdictions, and such other charges or expenses as we may incur with respect to the certificates, including guaranty fund assessments. The state and/or jurisdiction in which a group policy is issued may impose taxes that are higher or lower than the premium taxes actually imposed on the group policy. This charge will be between 0 percent and 4 percent of each premium payment. We may waive the premium tax charge for premiums received as a result of Internal Revenue Code section 1035 exchanges from another contract or certificate.

FEDERAL TAX CHARGE Due to a 1990 federal tax law change under the Omnibus Budget Reconciliation Act of 1990 ("OBRA"), as amended, insurance companies are generally required to capitalize and amortize certain acquisition expenses rather than currently deducting such expenses. This has resulted in an additional corporate income tax liability for insurance companies. For certificates deemed to be group certificates for purposes of OBRA, we make a charge against each premium payment to compensate us for the additional corporate taxes we pay for these policies. For group-sponsored programs implemented prior to April 1, 2000, the charge will not exceed 0.25 percent of premium. For group-sponsored programs implemented on or after April 1, 2000, the charge will not exceed 0.35 percent of premium. OBRA imposes a higher certificate acquisition expense to be capitalized on certificates deemed to be individual contracts under OBRA which results in significantly higher corporate income tax liability for those deemed individual contracts. Thus, under certificates deemed to be individual contracts under OBRA, we make a charge of up to 1.25 percent of each premium payment. We may waive the federal tax charge for premiums received as a result of Internal Revenue Code section 1035 exchanges from another contract or certificate.

ACCOUNT VALUE CHARGES
     The account value charges described below will be deducted from the net cash value. If the net cash value is insufficient to cover the account value charges, the certificate will lapse unless sufficient payment is received within the grace period.

MONTHLY DEDUCTION The charges deducted as part of the monthly deduction vary based on the group-sponsored insurance program under which the certificate is issued. As of the certificate date and each subsequent monthly anniversary, we will deduct an amount from the net cash value of the owner's certificate to cover certain charges and expenses incurred in connection with the certificate. The monthly deduction will be the sum of the following applicable items: (1) an administration charge; (2) a cost of insurance charge; and (3) the cost of any additional insurance benefits provided by rider. The monthly anniversary is the first day of each calendar month on, or following, the issue date. The monthly deduction will be deducted from the guaranteed account value and the separate account value in the same proportion that those values bear to the net cash value and, as to the separate account, from each sub-account in the proportion that the sub-account value in such sub-account bears to the separate account value of the certificate.
     We may deduct an ADMINISTRATION CHARGE from the net cash value of the certificate each month. The administration charge will never exceed $4 per month. This charge is to compensate us for expenses incurred in the administration of the certificates. These expenses include the costs of processing enrollments, determining insurability, and establishing and maintaining certificate records. Differences in the administration charge applicable to specific group-sponsored insurance programs will be determined based on expected differences in the administrative costs for the certificates or in the amount of revenues that we expect to derive from the charge. Such differences may result, for example, from the number of eligible members in the group, the type and scope of administrative support provided by the group sponsor, the expected average certificate size, and the features to be included in certificates under the group-sponsored insurance program. An eligible member is a member of the group seeking insurance who meets the requirements stated on the specifications page of the group contract. This charge is not designed to produce a profit.
     The monthly COST OF INSURANCE will be calculated by multiplying the applicable cost of insurance rate based on the insured's attained age and rate class by the net amount at risk for each certificate month. The attained age is the issue age of the insured plus the number of completed certificate years. The net amount at risk for a certificate month is the difference between the death benefit and the account value. The net amount at risk may be affected by changes in the face amount of the certificate or by changes in the account value. Account value, to the extent invested in sub-accounts of the separate account, will vary depending upon the investment performance of the sub-accounts.
     Cost of insurance rates for each group-sponsored insurance program are determined based on a variety of factors related to group mortality including gender mix, average amount of insurance, age distribution, occupations, industry, geographic location, participation, level of medical underwriting required, degree of stability in the charges sought by the group sponsor, prior mortality experience of the group, number of actual or anticipated owners electing the continuation option, and other factors which may affect expected mortality experience. In addition, cost of insurance rates may be intended to cover expenses to the extent they are not covered by the other certificate charges. Changes in the current cost of insurance rates may be made based on any factor which affects the actual or expected mortality or expenses of the group.
     Changes to the cost of insurance rates are generally effective on the anniversary of the issuance of the group policy, although changes may be made at other times if warranted due to a change in the underlying characteristics of the group, changes in benefits included in certificates under the group contract, experience of the group, changes in the expense structure, or a combination of these factors.
     Any changes in the current cost of insurance rates will apply to all persons of the same attained age and rate class under the group-sponsored insurance program. We and the group contractholder will agree to the number of classes and characteristics of each rate class. The classes may vary by tobacco users and non-tobacco users, active and retired status, owners of coverage continued under the continuation provision and other owners, and/or any other nondiscriminatory classes agreed to by the group sponsor.
     The current cost of insurance rates will not be greater than the guaranteed cost of insurance rates set forth in the certificate. These guaranteed rates are 125 percent of the maximum rates that could be charged based on 1980 Commissioners Standard Ordinary Mortality Tables ("1980 CSO Table"). The guaranteed rates are higher than 100 percent of the 1980 CSO Table because we may use a simplified underwriting approach and may issue certificates that do not require medical evidence of insurability. The current cost of insurance rates are generally lower than 100 percent of the 1980 CSO Table. (For purposes of premiums under Section 7702 of the Internal Revenue Code of 1986, as amended, we will use 100 percent of the 1980 CSO Table.)

PARTIAL SURRENDER CHARGE For certificates under some group-sponsored insurance programs, a transaction charge will be assessed against the net cash value for each partial surrender to cover the administrative costs incurred in processing the partial surrender. The charge will not exceed the lesser of $25 or 2 percent of the amount withdrawn. This charge will be assessed in the same manner as the monthly deduction. This charge is not designed to produce a profit.

TRANSFER CHARGE There is currently no charge assessed on transfers of net cash value between the guaranteed account and the separate account or among the sub-accounts of the separate account. A charge, not to exceed $10 per transfer, may be imposed in the future.

ADDITIONAL BENEFITS CHARGES Additional benefits may be included with the certificate by rider, subject to the limitations of the group policy and this prospectus. Some of these additional benefits will have charges associated with them. For a complete discussion of additional benefits see the "Additional Benefits" section of this prospectus.

SEPARATE ACCOUNT CHARGES
     We assess a mortality and expense risk charge directly against the separate account assets. This charge will vary based on the group-sponsored insurance program under which the certificate is issued. The annual rate will not exceed ..50 percent of the average daily assets of the separate account. The mortality and expense risk charge compensates us for assuming the risk that the cost of insurance and other charges will be insufficient to cover the actual mortality experience and other costs in connection with the policies.
     Differences in the mortality and expense risk charge rates applicable to different group-sponsored insurance programs will be determined by us based on differences in the levels of mortality and expense risk under those contracts. Differences in mortality and expense risk arise principally from the fact that:
(1) the factors used to determine cost of insurance and administration charges are more uncertain for some group-sponsored insurance programs than for others; and (2) our ability to recover any unexpected mortality and administration costs will also vary from group-sponsored insurance program to group-sponsored insurance program, depending on the charges established for policies issued under the group-sponsored insurance program, and on other financial factors.
     We reserve the right to deduct a charge against the separate account assets, or make other provisions for, any additional tax liability we may incur with respect to the separate account, the group contract or the certificates, to the extent that those liabilities exceed the amounts recovered through the deduction from premiums for premium taxes and federal taxes. No such charge or provision is made at the present time.

FUND CHARGES
     Shares of the Funds are purchased for the separate account at their net asset value, which reflects advisory fees and portfolio expense fees which are assessed against the net asset value of each of the Portfolios of the Funds. Advisory fees and portfolio expense fees of the Fund are described in each Fund's prospectus.

GUARANTEE OF CERTAIN CHARGES
     We will not increase the following charges for group policies: (1) the maximum sales charge; (2) the maximum premium tax charge; (3) the federal tax charge (unless there is a change in the law regarding the federal income tax treatment of deferred acquisition costs); (4) the maximum cost of insurance charge; (5) the maximum administration charge; (6) the maximum partial surrender transaction charge; (7) the maximum transfer charge; and (8) the maximum separate account charge for mortality and expense risk.

                             INFORMATION ABOUT THE GROUP POLICY AND CERTIFICATES

APPLICATIONS AND ISSUANCE
     We will generally issue a group contract to a group, as defined and permitted by state law. For example, a group contract may be issued to an employer, whose employees and/or their spouses may become insured thereunder so long as the person is within a class of members eligible to be included in the group contract. The class(es) of members eligible to be insured by a certificate under the group contract are set forth in that group contract's specifications page. The group contract will be issued upon receipt of a signed application for the group contract signed by a duly authorized officer of the group wishing to enter into a group contract and the acceptance of that signed application by a duly authorized officer of Minnesota Life at its home office. Individuals wishing to purchase a certificate insuring an eligible member under a group-sponsored insurance program must complete the appropriate application for life insurance and submit it to our home office. If the application is approved, we will issue either a certificate or an individual policy to give to the owner. The issue of a group contract or an individual policy and their associated forms is always subject to the approval of those documents by state insurance regulatory authorities for use.
     Individuals who satisfy the eligibility requirements under a particular group contract may be required to submit to an underwriting procedure which requires satisfactory responses to certain health questions in the application and to provide, in some cases, medical information. Acceptance of an application is subject to our underwriting rules, and we reserve the right to reject an application for any reason.
     A certificate will not take effect until the owner signs the appropriate application for insurance, the initial premium has been paid prior to the insured's death, the insured is eligible, and we approve the completed signed application. The date on which the last event occurs shall be the effective date of coverage ("issue date").

DOLLAR COST AVERAGING
     We currently offer a dollar cost averaging option enabling the owner to preauthorize automatic monthly or quarterly transfers from the Series Fund Money Market Sub-Account to any of the other sub-accounts. There is no charge for this option. The transfers will occur on monthly anniversaries. Dollar cost averaging is a systematic method of investing in which securities are purchased at regular intervals in fixed dollar amounts so that the cost of the securities is averaged over time and possibly over various market values. Since the value of the units will vary over time, the amounts allocated to a sub-account will result in the crediting of a greater number of units when the unit value is low and a lesser number of units when the unit value is high. Dollar cost averaging does not guarantee profits, nor does it assure that a certificate will not have losses.
     To elect dollar cost averaging the owner must have at least $3,000 in the Series Fund Money Market Sub-Account. The automatic transfer amount from the Series Fund Money Market Sub-Account must be at least $250. The minimum amount that may be transferred to any one of the other sub-accounts is $50. We reserve the right to discontinue, modify or suspend the dollar cost averaging program at any time.
     A dollar cost averaging request form is available to the owner upon request. On the form the owner will designate the specific dollar amount to be transferred, the sub-accounts to which the transfer is to be made, the desired frequency of the transfer and the total number of transfers to be made. If at any time while the dollar cost averaging option is in effect, the amount in the Series Fund Money Market Sub-Account is insufficient to cover the amount designated to be transferred the current election in effect will terminate.
     An owner may instruct us at any time to terminate the dollar cost averaging election by giving us a request in writing or through any other method made available by us under the group-sponsored insurance program. The amount from which transfers were being made will remain in the Series Fund Money Market Sub-Account unless a transfer request is made. Transfers made pursuant to the dollar cost averaging option will not be subject to any transfer charges, in the event such charges are imposed.

FREE LOOK
     It is important to us that the owner is satisfied with the certificate after it is issued. If the owner is not satisfied with it, the owner may return the certificate to us within 10 days after the owner receives it. If the certificate is returned, the owner will receive within seven days of the date we receive the notice of cancellation a full refund of the premiums paid.
     A request for an increase in face amount also may be canceled. The request for cancellation must be made within the 10 days, or that period required by applicable state law, after the owner receives the new certificate specifications page for the increase.
     Upon cancellation of an increase, the owner may request that we refund the amount of the additional charges deducted in connection with the increase. This will equal the amount by which the monthly deductions since the increase went into effect exceeded the monthly deductions which would have been made without the increase. If no request is made, we will increase the certificate's account value by the amount of these additional charges. This amount will be allocated among the sub-accounts of the separate account and guaranteed account in the same manner as it was deducted.

CONVERSION RIGHT TO AN INDIVIDUAL POLICY
     If life insurance provided under the group contract is not continued upon termination of the insured's eligibility under the group contract, or if the group contract terminates or is amended so as to terminate the insurance, the owner may convert the insurance under the group contract to an individual policy of life insurance with us subject to the following:
- The owner's written application to convert to an individual policy and the first premium for the individual policy must be received in our home office within 31 days of the date the owner's insurance terminates under the group contract.
- The owner may convert all or a part of the group insurance in effect on the date that the owner's coverage terminated to any individual life insurance policy we offer, except a policy of term insurance. We will issue the individual policy on the policy forms we then use for the plan of insurance the owner has requested. The premium charge for this insurance will be based upon the insured's age as of his or her nearest birthday.
- If the insured should die within 31 days of the date that the group contract terminates, the full amount of insurance that could have been converted under this policy will be paid.
     In the case of the termination of the group contract, we may require that an insured under a certificate issued under the group contract be so insured for at least five years prior to the termination date in order to qualify for the above conversion privilege.

CONTINUATION OF GROUP COVERAGE
     If the insured's eligibility under a group contract ends, the owner's current group coverage may continue unless the certificate is no longer in force or the limitations below are true as of the date eligibility ends:
-   The group contract has terminated; or
- The owner has less than the required minimum in his or her net cash value after deduction of charges for the month in which eligibility ends. The required minimum will vary based on the group-sponsored program under which the certificate is issued. The minimum will never be higher than $250.
     The insurance amount will not change unless the owner requests a change. We reserve the right to alter all charges not to exceed the maximums. These charges may be higher than those applicable to policies under the group contract that have not been continued under this provision.
     Termination of the group contract by the contractholder or us will not terminate the insurance then in force under the terms of the continuation provision. The group contract will be deemed to remain in force solely for the purpose of continuing such insurance, but without further obligation of the contractholder. A contractholder is an entity that is issued a group contract.

ADDITIONAL BENEFITS
     Subject to certain requirements, one or more of the following additional insurance benefits may be added to the certificate by rider. However, some group contracts may not offer each of the additional benefits described below. Certain riders may not be available in all states. The descriptions below are intended to be general; the terms of the certificate riders providing the additional benefits may vary from state to state, and the certificate should be consulted. New benefit riders which are subsequently developed may also be offered under some group-sponsored insurance programs, and the terms of the riders will be identified in the certificate. The cost of any additional insurance benefits will be deducted as part of the monthly deduction.

ACCELERATED BENEFITS RIDER Provides for the accelerated payment of all or a portion of the death benefit proceeds if the insured is terminally ill, subject to the minimums and maximums specified in the rider. Eligibility requirements and conditions for payment of accelerated benefits are also described in the rider. The amount of accelerated benefits payable is calculated by multiplying the death benefit by an accelerated benefit factor defined in the rider. Accelerated benefits will be paid to the owner unless the owner validly assigns them otherwise. The receipt of benefits under the rider may have tax consequences and the owner should seek assistance from a qualified tax adviser. There is no charge for this rider.

WAIVER OF PREMIUM RIDER Provides for the waiver of the monthly deduction while the insured is totally disabled, subject to certain limitations described in the rider. The insured must have become disabled before the age specified in the rider.

ACCIDENTAL DEATH AND DISMEMBERMENT RIDER Provides additional insurance if the insured dies or becomes dismembered as a result of an accidental bodily injury, as defined in the rider. Under the terms of the rider, the additional benefits provided in the certificate will be paid upon receipt of proof by us that the death or dismemberment resulted directly from accidental injury and independently of all other causes. The death or dismemberment must occur within the timeframes specified in the rider.

CHILD RIDER Provides for term insurance on the insured's children, as specified in the rider. To be eligible for the insurance, the child must be of eligible age as indicated in the rider and be dependent upon the insured for financial support. Under terms of the rider, the death benefit will be payable to the owner of the certificate to which the rider is attached.

SPOUSE RIDER Provides for term insurance on the insured's spouse and children, as specified in the rider. To be eligible for the insurance, spouse and children must meet the eligibility requirements indicated in the rider. Under terms of the rider, the death benefit will be payable to the owner of the certificate to which the rider is attached.

POLICYHOLDER CONTRIBUTION RIDER Allows the contractholder to pay for all or a portion of the monthly charges under the certificate without affecting the account value which may accumulate due to employee-paid net premiums. The portion of the net premium paid by the contractholder will be allocated to the guaranteed account. On the same day such premium is allocated, the charges the contractholder intends to cover will be deducted from the guaranteed account value. There is no charge for this rider.

GENERAL MATTERS RELATING TO THE CERTIFICATE

POSTPONEMENT OF PAYMENTS Normally, we will pay any certificate proceeds within seven days after our receipt of all the documents required for such a payment. Other than the death proceeds for a certificate with an Option B death benefit, for which the account value portion of the death benefit is determined as of the date of payment, the amount of payment will be determined as of the end of the valuation period during which a request is received at our home office. However, we reserve the right to defer certificate payments, including loans, for up to six months from the date of the owner's request, if such payments are based upon certificate values which do not depend on the investment performance of the separate account. In that case, if we postpone a payment other than a loan payment for more than 31 days, we will pay the owner interest for the period that payment is postponed at the greater of the minimum guaranteed annual rate or the minimum rate required by state law. For group-sponsored programs implemented prior to May 1, 2001, the minimum guaranteed annual rate is 4 percent. For group-sponsored programs implemented on or after May 1, 2001, the minimum guaranteed annual rate is 3 percent. For payments based on certificate values which do depend on the investment performance of the separate account, we may defer payment only: (a) for any period during which the New York Stock Exchange is closed for trading (except for normal holiday closing); or (b) when the Securities and Exchange Commission has determined that a state of emergency exists which may make such payment impractical.

THE CERTIFICATE The certificate, the attached signed application, endorsements, any signed application for an increase in face amount and any signed application for reinstatement constitute the entire contract between the owner and us. Apart from the rights and benefits described in the certificate and incorporated by reference into the group contract, the owner has no rights under the group contract. All statements made by the owner or insured in the signed application are considered representations and not warranties, except in the case of fraud. Only statements in the application and any supplemental applications can be used to contest a claim or the validity of the certificate. Any change to the certificate must be approved in writing by the President, a Vice President, Secretary or an Assistant Secretary of Minnesota Life. No agent has the authority to alter or modify any of the terms, conditions or agreements of the group policy or certificate or to waive any of its provisions.

CONTROL OF CERTIFICATE The insured will be considered the owner of the certificate unless another person is shown as the owner in the signed application. Ownership may be changed, however, by assigning the certificate as described below. The owner is entitled to all rights provided by the certificate, prior to its maturity date. After the maturity date, the owner cannot change the payee nor the mode of payment, unless otherwise provided in the certificate. Any person whose rights of ownership depend upon some future event will not possess any present rights of ownership. If there is more than one owner at a given time, all must exercise the rights of ownership. If the owner should die, and the owner is not the insured, the owner's interest will go to his or her estate unless otherwise provided.

MATURITY A certificate of insurance under the group contract matures in an amount equal to the certificate's net cash value upon the insured's 95th birthday.

BENEFICIARY The beneficiary is the person(s) named in a signed application for insurance or by later designation to receive certificate proceeds in the event of the insured's death. The owner may name one or more beneficiaries on the signed application to receive the death benefit. The owner may choose to name a beneficiary that the owner cannot change without the beneficiary's consent. This is called an irrevocable beneficiary. If the owner has not named an irrevocable beneficiary, the owner has reserved the right to change the beneficiary by filing a subsequent written request with us. In that event, we will pay the death benefit to the beneficiary named in the most recent change of beneficiary request as provided for in the certificate.
     If a beneficiary dies before the insured, that beneficiary's interest in the certificate ends with that beneficiary's death. Only those beneficiaries who survive the insured will be eligible to share in the proceeds. If no beneficiary survives the insured we will pay the proceeds according to the following order of priority identified in the group contract.

CHANGE OF BENEFICIARY If the owner has reserved the right to change the beneficiary, the owner can file a written request with us to change the beneficiary. If the owner has named an irrevocable beneficiary, the written consent of the irrevocable beneficiary will be required. The owner's written request will not be effective until it is recorded in our home office records.
     After it has been so recorded, it will take effect as of the date the owner signed the request.
     However, if the insured dies before the request has been so recorded, the request will not be effective as to those proceeds we have paid before the owner's request was so recorded.

SETTLEMENT OPTIONS The death benefit proceeds of a certificate will be payable if we receive due proof satisfactory to us of the insured's death while it is in force. The proceeds will be paid from our home office and in a single sum unless a settlement option has been selected.
     We will pay interest on the face amount of single sum death proceeds from the date of the insured's death until the date of payment at any annual rate to be determined by us, but never less than the minimum guaranteed rate, compounded annually, or the minimum rate required by state law. For group-sponsored programs implemented prior to May 1, 2001, the minimum guaranteed annual rate is 4 percent. For group-sponsored programs implemented on or after May 1, 2001, the minimum guaranteed annual rate is 3 percent. Death benefits proceeds arising from the account value, as under Option B, will continue to reflect the separate account experience until the time of payment of those amounts.
     The proceeds of a certificate may be paid in other than a single sum and the owner may, during the lifetime of the insured, request that we pay the proceeds under one of the certificate's settlement options. We may also use any other method of payment acceptable to both the owner and us. Unless the owner elects otherwise, a beneficiary may select a settlement option after the insured's death. A settlement option may be selected only if the payments are to be made to a natural person in that person's own right.
     Each settlement option is payable in fixed amounts as described below. A person electing a settlement option will be asked to sign an agreement covering the election which will state the terms and conditions of the payments. The payments do not vary with the investment performance of the separate account.
- INTEREST PAYMENTS This option will provide payment of interest on the proceeds at such times and for a period that is agreeable to the person electing the settlement option and us. Withdrawal of proceeds may be made in amounts of at least $500. At the end of the period, any remaining proceeds will be paid in either a single sum or under any other method we approve.
- FIXED PERIOD ANNUITY This is an annuity payable in monthly installments for a specified number of years, from one to twenty years. The amount of guaranteed payments for each $1,000 of proceeds applied would be shown on the settlement option agreement.
- LIFE ANNUITY This is an annuity payable monthly during the lifetime of the person who is to receive the income and terminating with the last monthly payment immediately preceding that person's death. We may require proof of the age and gender of the annuitant. The amount of guaranteed payments for each $1,000 of proceeds applied would be shown in the settlement option agreement. It would be possible under this option for the annuitant to receive only one annuity payment if he or she died prior to the due date of the second annuity payment, two if he or she died before the due date of the third annuity payment, etc.
- PAYMENTS OF A SPECIFIED AMOUNT This is an annuity payable in a specified amount until the proceeds and interest are fully paid.
     The minimum amount of interest we will pay under any settlement option will never be less than the minimum guaranteed annual rate, compounded annually, or the minimum rate required by state law. For group-sponsored programs implemented prior to May 1, 2001, the minimum guaranteed annual rate is 4 percent. For group-sponsored programs implemented on or after May 1, 2001, the minimum guaranteed annual rate is 3 percent.
     Additional interest earnings, if any, on deposits under a settlement option will be payable as determined by us.

CERTIFICATE CHANGES We reserve the right to limit the number of certificate changes to one per certificate year and to restrict such changes in the first certificate year. For this purpose, changes include increases or decreases in face amount. No change will be permitted that would result in the death benefit under a certificate being included in gross income due to not satisfying the requirements of Section 7702 of the Internal Revenue Code or any applicable successor provision.

CONFORMITY WITH STATUTES If any provision in a certificate is in conflict with the laws of the state governing the certificate, the provision will be deemed to be amended to conform to such laws.

CLAIMS OF CREDITORS Except as provided by law, neither the certificate nor any payment thereunder will be subject to the claims of creditors or to any legal process.

INCONTESTABILITY After a certificate has been in force during the insured's lifetime for two years from the certificate date, we cannot contest the insurance for any loss that is incurred more than two years after the certificate date, unless the net cash value has dropped below the amount necessary to pay the insured's cost of insurance on the insured's life. However, if there has been an increase in the amount of insurance for which we required evidence of insurability, then, to the extent of the increase, any loss which occurs within two years of the effective date of the increase will be contestable. We may elect to waive our right to contest the insurance for any loss that is incurred within two years after the certificate issue date where the certificate replaces existing coverage.

ASSIGNMENT The certificate may be assigned. However, we will not be bound by any assignment unless it is in writing and filed at our home office in St. Paul, Minnesota, and we send the owner an acknowledged copy. We assume no responsibility for the validity or effect of any assignment of the certificate or of any interest in it. Any claim made by an assignee will be subject to proof of the assignee's interest and the extent of the assignment. A valid assignment will take precedence over any claim of a beneficiary.

SUICIDE If the insured, whether sane or insane, dies by suicide within two years of the original certificate date, our liability will be limited to an amount equal to the premiums paid for the certificate. If there has been a face amount increase for which we required evidence of insurability, and if the insured dies by suicide within two years from the effective date of the increase, our liability with respect to the increase will be limited to an amount equal to the premiums paid for that increase.
     If the insured is a Missouri citizen when the certificate is issued, this provision does not apply on the issue date of the certificate, or on the effective date of any increase in face amount, unless the insured intended suicide when the certificate, or any increase in face amount, was applied for.
     If the insured is a citizen of Colorado or North Dakota, the duration of this suicide provision is for one year instead of two.

MISSTATEMENT OF AGE If the age of the insured has been misstated, the death benefit and account value will be adjusted. The adjustment will be the difference between two amounts accumulated with interest. These two amounts are:
-   the monthly cost of insurance charges that were paid; and
- the monthly cost of insurance charges that should have been paid based on the insured's correct age.
     The interest rates used are the rates that were used in accumulating guaranteed account values for that time period.

EXPERIENCE CREDITS Each year we will determine if the certificate will receive an experience credit. Experience credits, if received, may be added to the owner's account value or, if the owner elects, they may be paid in cash. Experience credits will vary based on the terms, claims experience and cost of insurance for the group-sponsored insurance program under which the group contract is issued. We will determine experience credits pursuant to our established actuarial procedures. We do not expect any experience credits will be declared.
     An experience credit applied to the account value will be allocated to the guaranteed account or to the sub-accounts of the separate account in accordance with the owner's current instructions for the allocation of net premiums. In the absence of such instructions, experience credits will be allocated to the guaranteed account value and separate account value in the same proportion that those account values bear to the net cash value and, as to the account value in the separate account, to each sub-account in the proportion that the sub-account value bears to the separate account value.

REPORTS Each year we will send the owner a report. At a minimum, the report will include the account value, the face amount, and the death benefit as of the date of the report, the premiums paid during the year, loan activity and the certificate value. The report will be sent to the owner without cost.

The report will be as of a date within two months of its mailing.

GENERAL PROVISIONS OF THE GROUP CONTRACT

ISSUANCE The group contract will be issued upon receipt of an application for group insurance signed by a duly authorized officer of the group sponsor and acceptance by a duly authorized officer of Minnesota Life at our home office.

TERMINATION The contractholder may terminate a group contract by giving us 31 days prior written notice of the intent to terminate. In addition, we may terminate a group contract or any of its provisions on 61 days' notice. We may elect to limit the situations in which we may exercise our right to terminate the group contract to situations such as the non-payment of premiums or where, during any twelve month period, the aggregate specified face amount for all certificates under the group contract or the number of certificates under a group contract decreases by certain amounts or below the minimum permissible levels we establish for the group contract. No individual may become insured under the group contract after the effective date of a notice of termination. However, if the group contract terminates, certificates may be allowed to convert to individual coverage as described under the heading "Conversion Privilege to an Individual Certificate."
     Upon termination of a group contract, we reserve the right to complete the distribution of account values attributable to the guaranteed account over a period of time determined by us, but not more than six months. This delayed distribution does not in any way continue or extend any insurance that has otherwise terminated due to termination of a group contract.
     Termination of the group contract by the contractholder or us will not terminate the insurance then in force under the terms of the continuation provision. The group contract will be deemed to remain in force solely for the purpose of continuing such insurance, but without further obligation of the contractholder.

RIGHT TO EXAMINE GROUP CONTRACT The contractholder may terminate the group contract within 10 days, or that period required by law, after receiving it. To cancel the group contract, the contractholder should mail or deliver the group contract to us.

ENTIRE GROUP CONTRACT The group contract, the attached copy of the contractholder's signed application and any additional agreements constitute the entire contract between the contractholder and us. All statements made by the contractholder, any owner or any insured will be deemed representations and not warranties. A misstatement will not be used in any contest or to reduce claim under the group contract, unless it is in writing. A copy of the signed application containing such misstatement must have been given to the contractholder or to the insured or to his or her beneficiary, if any.

OWNERSHIP OF GROUP CONTRACT AND GROUP CONTRACT CHANGES The contractholder owns the group contract. The group contract may be changed or amended by agreement between us and the contractholder without the consent of, or notice to, any person claiming rights or benefits under the group contract. However, unless the contractholder owns all of the certificates issued under the group contract, the contractholder does not have any ownership interest in the certificates issued under the group contract. The rights and benefits under the certificates of the owners, insureds and beneficiaries are as set forth in this prospectus and in the certificates.

CERTIFICATE PREMIUMS

     A premium must be paid to put a certificate in force, and may be remitted to us by the group contractholder on behalf of the owner. The initial premium for a certificate must cover the premium expense charges and the first month's deductions. Premiums paid after the initial premium may be in any amount. A premium must be paid when there is insufficient net cash value to pay the monthly deduction necessary to keep the certificate in force.
     When the certificate is established, the certificate's specifications page may show premium payments scheduled and the amounts of those payments. However, under the certificate, the owner may elect to omit making those premium payments. Failure to pay one or more premium payments will not cause the certificate to lapse until such time as the net cash value is insufficient to cover the next monthly deduction. Therefore, unlike traditional insurance certificates, a certificate does not obligate the owner to pay premiums in accordance with a rigid and inflexible premium schedule.
     Failure of a group contractholder to remit the authorized premium payments may cause the group contract to terminate. Nonetheless, provided that there is sufficient net cash value to prevent the certificate from lapsing, the owner's insurance can be converted to an individual policy of life insurance in the event of such termination. (See "Conversion Privilege to an Individual Policy".) The owner's insurance can continue if the insured's eligibility under the group-sponsored insurance program terminates because the insured is no longer a part of the group or otherwise fails to satisfy the eligibility requirements set forth in the specifications page to the group contract or certificate. (See "Continuation of Group Coverage".)

PREMIUM LIMITATIONS
     After the payment of the initial premium, and subject to the limitations described in this prospectus, premiums may be paid at any time in any amount while the insurance is in force under the certificate. Since the certificate permits flexible premium payments, it may become a modified endowment contract. (See "Federal Tax Status".) When we receive the signed application, our systems will test the owner's elected premium schedule to determine, if it is paid as scheduled and if there is no change made to the certificate, whether it will result in the certificate being classified as a modified endowment contract for federal income tax purposes. Our systems will continue to test the certificate with each premium payment to determine whether the certificate has attained this tax status. If we determine that the certificate has attained the status of a modified endowment contract, we will mail the owner a notice. The owner will be given a limited amount of time, subject to the restrictions under the Code, to request that the certificate maintain the modified endowment contract status. If the owner does not request to have this tax status maintained, the excess premium amounts paid that caused this tax status will be returned with interest at the end of the certificate year to avoid the certificate being classified as a modified endowment contract. The owner may request an immediate refund if it is desired earlier.

ALLOCATION OF NET PREMIUMS AND ACCOUNT VALUE
     Net premiums, which are premiums after the deduction of the charges assessed against premiums, are allocated to the guaranteed account and/or sub-accounts of the separate account which, in turn, invest in shares of the Funds. Net premiums are valued as of the end of the valuation period in which they are received. For a discussion of valuation periods see the "Unit Value" section of this prospectus.
     The owner makes the selection of the sub-accounts and/or the guaranteed account on the signed application for the certificate. The owner may change the allocation instructions for future premiums by giving us a request in writing or through any other method made available by us under the group-sponsored insurance program. The allocation to the guaranteed account or to any sub-account of the separate account must be at least 10 percent of the net premium.
     Where the contractholder owns all the certificates and in certain other circumstances (for example, for split-dollar insurance programs), we will delay the allocation of net premiums to sub-accounts or the guaranteed account for a period of 10 days after certificate issue or certificate change to reduce market risk during this "free look" period. Net premiums will be allocated to the Money Market Sub-Account until the end of the period. We reserve the right to similarly delay the allocation of net premiums to sub-accounts for other group-sponsored insurance programs for a period of 10 days after certificate issue or certificate change. This right will be exercised by us only when we believe economic conditions make it necessary to reduce market risk during the "free look" period. If we exercise this right, net premiums will be allocated to the Money Market Sub-Account until the end of the period.
     We reserve the right to restrict the allocation of net premiums to the guaranteed account for certificates under some group-sponsored insurance programs. For these certificates, the maximum allocation of net premiums to the guaranteed account will range from 0 percent to 50 percent. Under certain group-sponsored insurance programs we have exercised this right by prohibiting allocations to the guaranteed account. Any such prohibitions will be identified in the certificates.

                                                DEATH BENEFIT AND ACCOUNT VALUES

     If the certificate is in force at the time of the insured's death, upon receipt of due proof of death, we will pay the death benefit proceeds of the certificate based on the death benefit option elected by the contractholder.
     The group sponsor may choose one of two death benefit options for all participants under the group-sponsored program. Once elected, the death benefit option chosen by the group-sponsor shall remain unchanged. There is a level death benefit ("Option A") and a variable death benefit ("Option B"). The death benefit under either option will never be less than the current face amount of the certificate (less any unpaid monthly deductions) as long as the certificate remains in force and there are no loans. The face amount elected must be at least the minimum stated on the specifications page of the certificate.

OPTION A -- LEVEL DEATH BENEFIT
     The amount of the death benefit for Option A is determined as follows:
- the face amount of insurance on the insured's date of death while the certificate is in force; plus
- the amount of the cost of insurance for the portion of the certificate month from the date of death to the end of the certificate month; less
-   any outstanding certificate loans and accrued loan interest charged; less
- any unpaid monthly deductions determined as of the date of the insured's death.

OPTION B -- INCREASING DEATH BENEFIT
     The amount of the death benefit for Option B is determined as follows:
- the face amount of insurance on the insured's date of death while the certificate is in force; plus
- the amount of the owner's account value as of the date we receive due proof of death satisfactory to us; plus
- the amount of the cost of insurance for the portion of the certificate month from the date of death to the end of the certificate month; plus
-   any monthly deductions taken under the certificate since the date of death;
    less
-   any outstanding certificate loans and accrued loan interest charged; less
- any unpaid monthly deductions determined as of the date of the insured's death.
     At issue, the group sponsor may choose between two tests that may be used to determine if a certificate qualifies as life insurance as defined by Section 7702 of the Code. Once a test is selected for a certificate, it shall remain unchanged for that certificate. The group sponsor must select the same test for all certificates. The two tests are the Guideline Premium/Cash Value Corridor Test and the Cash Value Accumulation Test. The test selected will determine how the death benefit is calculated in the event the account value or the premiums paid exceed certain limits established under
Section 7702.
     The Cash Value Accumulation Test requires that the death benefit be greater than the account value times a specified percentage. The Guideline Premium/Cash Value Corridor Test limits the amount of premiums which may be paid in addition to requiring that the death benefit be greater than the account value times a specified percentage. Each certificate will be tested when premiums are paid, at the end of each month and at death for compliance to the test chosen for that certificate. Under either test, if the death benefit is not greater than the applicable percentage of the account value, we will increase the face amount or return premium with interest to maintain compliance with IRC Section 7702.
     For the Cash Value Accumulation Test, the applicable percentage by which to multiply the account value to determine the minimum death benefit requirement varies by the age and underwriting class of the insured. The following table contains illustrative applicable percentages for this test for the non-tobacco underwriting class:

                             Applicable
Attained Age                 Percentage
------------                 ----------
35.........................     432.4%
45.........................     310.2
55.........................     226.9
65.........................     171.8
75.........................     137.5

     For the Guideline Premium/Cash Value Corridor Test, the applicable percentage by which to multiply the account value to determine the minimum death benefit requirement varies only by the age of the insured. The following table contains the applicable percentages for the account value portion of this test:

                             Applicable
Attained Age                 Percentage
------------                 ----------
40 & below.................     250%
41.........................     243
42.........................     236
43.........................     229
44.........................     222
45.........................     215
46.........................     209
47.........................     203
48.........................     197
49.........................     191
50.........................     185
51.........................     178
52.........................     171
53.........................     164
54.........................     157
55.........................     150
56.........................     146
57.........................     142
58.........................     138
59.........................     134
60.........................     130
61.........................     128
62.........................     126
63.........................     124
64.........................     122
65.........................     120
66.........................     119
67.........................     118
68.........................     117
69.........................     116
70.........................     115
71.........................     113
72.........................     111
73.........................     109
74.........................     107
75-90......................     105
91.........................     104
92.........................     103
93.........................     102
94.........................     101
95.........................     100

     Several factors that may influence the premium limit under the Guideline Premium/ Cash Value Corridor Test include: the current and past face amounts of the certificate, the certificate year, the age at certificate issue, the age at any face amount change, and the underwriting class of the insured as well as the charges under the certificate. You may call us at (800) 843-8358, during our normal business hours of 8:00 a.m. to 4:45 p.m.,

Central time, if you would like us to calculate the maximum premium you may pay under your certificate for this test. If you pay up to the maximum premium amount your certificate may become a modified endowment contract. (See "Federal Tax Status".)

CHANGE IN FACE AMOUNT
     Subject to certain limitations set forth below, an owner may increase or decrease the face amount of a certificate. A written request must be sent directly to us for a change in the face amount. A change in the face amount will affect the net amount at risk which affects the cost of insurance charge. (See "Charges".) In addition, a change in the face amount of a certificate may result in a material change in the certificate that may cause it to become a modified endowment contract. More information on this subject and possible federal income tax consequences of this result is provided under the heading "Federal Tax Status."

INCREASES If an increase in the current face amount is applied for, we reserve the right to require evidence of insurability from the insured. The increase will become effective on the monthly anniversary on or following approval of the change or on any other date mutually agreed upon between the owner and us. Although an increase need not necessarily be accompanied by an additional premium (unless it is required to meet the next monthly deduction), the net cash value in effect immediately after the increase must be sufficient to cover the next monthly deduction.
     With respect to premiums allocated to an increase, the owner will have the same "free look," conversion, and refund rights with respect to an increase as with the initial purchase of the owner's certificate. (See "Free Look".)

DECREASES Any decrease in the face amount will become effective on the monthly anniversary on or following our receipt of the written request. However, the amount of insurance on any insured may not be reduced to less than the minimum face amount indicated on the specifications page which is attached to the owner's certificate. Generally, this amount will be at least $10,000. If, following a decrease in face amount, the certificate would not comply with the maximum premium limitations required by federal tax law (see "Federal Tax Status"), the decrease may be limited or the account value may be returned to the owner (at the owner's election), to the extent necessary to meet these requirements.

PAYMENT OF DEATH BENEFIT PROCEEDS
     The amount payable as death proceeds upon the insured's death will be determined according to the death benefit under the option elected. The death benefit proceeds will also include any amounts payable under any riders.
     If a rider permitting the accelerated payment of death benefit proceeds has been added to the certificate, the death benefit may be paid in a single lump sum prior to the death of the insured and may be less than otherwise would be paid upon the death of the insured. (See "Additional Benefits".)
     Death benefit proceeds will ordinarily be paid within seven days after we receive all information required for such payment, including due proof of the insured's death. Payment may, however, be postponed in certain circumstances. (See "Postponement of Payments".) Under Option A death benefit, interest will be paid on the death benefit from the date of the insured's death until the date of payment. Under Option B death benefit, interest will be paid on the face amount of insurance from the date of the insured's death until the date of payment. The account value will remain as invested in the guaranteed account and/or separate account until the date of payment; therefore, the account value may increase or decrease in value from the date of the insured's death to the date of the payment of the death proceeds. Interest will also be paid on any charges taken under the certificate since the date of death, from the date the charge was taken until the date of payment. Interest will be at an annual rate determined by us, but never less than the minimum guaranteed rate, compounded annually, or the minimum rate required by state law. For group-sponsored programs implemented prior to May 1, 2001, the minimum guaranteed annual rate is 4 percent. For group-sponsored programs implemented on or after May 1, 2001, the minimum guaranteed annual rate is 3 percent.
     Death benefit proceeds will be paid to the surviving beneficiary specified on the signed application or as subsequently changed. The owner may arrange for death benefit proceeds to be paid in a single lump sum or under one of the optional methods of settlement (See "Settlement Options").
     When no election for an optional method of settlement is in force at the death of the insured, the beneficiary may select one or more of the optional methods of settlement at any time before death benefit proceeds are paid. (See "Settlement Options").
     An election or change of method of settlement must be in writing. A change in beneficiary revokes any previous settlement election.

ACCOUNT VALUES
     The certificate provides the owner certain account value benefits. Subject to certain limitations, the owner may obtain access to the net cash value portion of the account value of the certificate. The owner may borrow against the certificate's loan value and may surrender the certificate in whole or in part. The owner may also transfer the net cash value between the guaranteed account and the sub-accounts of the separate account or among the sub-accounts of the separate account.
     We will send the owner a report each year advising the owner of the certificate's account value, the face amount and the death benefit as of the date of the report. It will also summarize certificate transactions during the year, including premiums paid and their allocation, certificate charges, loan activity and the net cash value. It will be as of a date within two months of its mailing. We will also, upon the owner's request, send the owner an additional statement of past transactions at any time for a $15 fee, which will be deducted from the portion of account value that the owner specifies.
     Also, upon request made to us at our home office, we will provide information on the account value of a certificate to the owner. Such requests may be in writing, by telephone, by facsimile transmission or any other method made available by us under the group-sponsored insurance program. More information on the procedures to make requests by telephone call or other electronic means is provided under the heading "Transfers."

DETERMINATION OF THE GUARANTEED ACCOUNT VALUE The guaranteed account value is the sum of all net premium payments allocated to the guaranteed account. This amount will be increased by any interest, experience credits (see "General Matters Relating to the Certificate" for a detailed discussion), loan repayments, loan interest credits and transfers into the guaranteed account. This amount will be reduced by any certificate loans, loan interest charged, partial surrenders, transfers into the sub-accounts of the separate account and charges assessed against the owner's guaranteed account value. Interest is credited on the guaranteed account value of the certificate at a rate of not less than the minimum guaranteed annual rate, compounded annually. For group-sponsored programs implemented prior to May 1, 2001, the minimum guaranteed annual rate is 4 percent. For group-sponsored programs implemented on or after May 1, 2001, the minimum guaranteed annual rate is 3 percent. We guarantee the minimum rate for the life of the certificate without regard to the actual experience of the guaranteed account. As conditions permit, we may credit additional amounts of interest to the guaranteed account value. The owner's guaranteed account value is guaranteed by us. It cannot be reduced by any investment experience of the separate account.

DETERMINATION OF THE SEPARATE ACCOUNT VALUE The certificate's separate account value is determined separately. The separate account value is not guaranteed. The determination of the separate account value is made by multiplying the current number of sub-account units credited to a certificate by the current sub-account unit value, for each sub-account in which the owner is invested. A unit is an accounting device used to measure a certificate's interest in a sub-account. The number of units credited with respect to each net premium payment is determined by dividing the portion of the net premium payment allocated to each sub-account by the then current unit value for that sub-account. The number of units so credited is determined as of the end of the valuation period during which we receive the owner's premium at our home office.
     Once determined, the number of units credited to the owner's certificate will not be affected by changes in the unit value. However, the number of units will be increased by the allocation of subsequent periodic or lump sum net premiums, experience credits, loan interest credits and transfers to that sub-account. The number of additional units credited is determined by dividing the net premiums, experience credits and transfers to that sub-account by the then current unit value for that sub-account. The number of units of each sub-account credited to the owner's certificate will be decreased by certificate charges to the sub-account, loans and loan interest charges, transfers from that sub-account and withdrawals from that sub-account. The reduction in the number of units credited is determined by dividing the deductions to that sub-account, loans and loan interest charges, transfers from that sub-account and withdrawals from that sub-account by the then current unit value for that sub-account. The number of sub-account units will decrease to zero on a certificate surrender.

UNIT VALUE The unit value of a sub-account will be determined on each valuation date. A valuation date is each date on which a Fund Portfolio is valued. A valuation period is the period between successive valuation dates measured from the time of one determination to the next. The amount of any increase or decrease will depend on the net investment experience of that sub-account. The value of a unit for each sub-account was originally set at $1.00 on the first valuation date. For any subsequent valuation date, its value is equal to its value on the preceding valuation date multiplied by the net investment factor for that sub-account for the valuation period ending on the subsequent valuation date.

NET INVESTMENT FACTOR The net investment factor for a valuation period is the gross investment rate for such valuation period, less a deduction for the mortality and expense risk charge under this certificate which is assessed at the annual rate stated on the specifications page of the certificate against the average daily net assets of each sub-account of the separate account. The gross investment rate is equal to:
- the net asset value per share of a share held by the Funds in the sub-account of the separate account determined at the end of the current valuation period; plus
- the per share amount of any dividend or capital gains distribution by the Funds if the "ex-dividend" date occurs during the current valuation period; with the sum divided by
- the net asset value per share of the share of the Funds held in the sub-account determined at the end of the preceding valuation period.
     We reserve the right to deduct a charge against the separate account assets, or make other provisions for, any additional tax liability we may incur with respect to the separate account or the certificates, to the extent that those liabilities exceed the amounts recovered through the deduction from premiums for premium taxes and federal taxes. Any such charges will be subject to the maximums described in this prospectus.

DAILY VALUES We determine the value of the units in each sub-account on each day on which the Portfolios of the Funds are valued. The net asset value of the Funds' shares is computed once daily, and, in the case of the Money Market Portfolio, after the declaration of the daily dividend, as of the primary closing time for business on the New York Stock Exchange (as of the date hereof the primary close of trading is 3:00 p.m. Central Time, but this time may be changed) on each day, Monday through Friday, except (i) days on which changes in the value of a Funds' portfolio securities will not materially affect the current net asset value of such Funds' shares, (ii) days during which no shares of a Fund are tendered for redemption and no order to purchase or sell such Funds' shares is received by such Fund and (iii) customary national business holidays on which the New York Stock Exchange is closed for trading.
     Although the account value for each certificate is determinable on a daily basis, we update our records to reflect that value on each monthly anniversary. We also make certificate value determinations as of the date of the insured's death and on a certificate adjustment, surrender, or lapse. When the certificate value is determined, we will assess and update to the date of the transaction those charges made against the owner's account value, namely the administration charge and the cost of insurance charge. Increases or decreases in certificate values will not be uniform for all certificates but will be affected by certificate transaction activity, cost of insurance charges and the existence of certificate loans.

SURRENDERS, PARTIAL SURRENDERS AND TRANSFERS

     The owner may request a surrender of or a partial surrender from the certificate at any time while the insured is living. To make a surrender, the owner sends us a written request for its surrender. The owner is then paid the net cash value of the certificate, computed as of the end of the valuation period during which we receive the surrender request at our home office. That payment can be in cash or, at the option of the owner, can be applied on a settlement option. A surrender or partial surrender may have federal income tax consequences. (See "Federal Tax Status".)
     A partial surrender of the net cash value of the certificate is permitted in any amount equal to at least the minimum established for certificates under the group sponsored insurance program. The minimum will never exceed $500. The maximum amount cannot exceed the maximum established for certificates under the group-sponsored insurance program. The maximum will be either:
- (a) minus (b), where (a) is 90 percent of the account value and (b) is any outstanding certificate loans plus accrued certificate loan interest charged; or
-   100 percent of the net cash value.
     The maximum will be identified in the certificate.
     We reserve the right to limit the number of partial surrenders to one per certificate month, change the minimum amount for partial surrenders, limit the frequency of partial surrenders, or restrict or prohibit partial surrenders from the guaranteed account. A partial surrender will cause a decrease in the face amount equal to the amount surrendered if the current death benefit option for the certificate is Option A (level death benefit). A partial surrender has no effect on the face amount if the current death benefit option for a the certificate is Option B (variable death benefit). However, since the account value is reduced by the amount of the partial surrender, the death benefit is reduced by the same amount, as the account value represents a portion of the death benefit proceeds.
     On a partial surrender, the owner may designate the sub-accounts of the separate account from which a partial surrender is to be taken or whether it is to be taken in whole or in part from the guaranteed account. Otherwise, partial surrenders will be deducted from the guaranteed account value and separate account value in the same proportion that those values bear to the net cash value and, as to the separate account value, from each sub-account in the proportion that the sub-account value of each such sub-account bears to the separate account value. We reserve the right to restrict or prohibit withdrawals from the guaranteed account. We will tell the owner, on request, what amounts are available for a partial surrender under the certificate.
     A transaction charge will be deducted from the net cash value in connection with a partial surrender for certificates under some group contracts. The amount of the charge will never exceed the lesser of $25 or 2 percent of the amount withdrawn. The charge will be allocated to the guaranteed account value and the separate account value in the same proportion as those values bear to the net cash value and, as to the separate account value, from each sub-account in the same proportion that the sub-account value of each such sub-account bears to the separate account value.
     Payment of a surrender or partial surrender will be made as soon as possible, but not later than seven days after our receipt of the owner's written request for surrender or partial surrender. However, if any portion of the net cash value to be surrendered is attributable to a premium payment made by non-guaranteed funds such as a personal check, we will delay mailing that portion of the surrender proceeds until we have reasonable assurance that the payment has cleared and that good payment has been collected. The amount the owner receives on surrender may be more or less than the total premiums paid under the certificate.

TRANSFERS
     The certificate allows for transfers of the net cash value among the available sub-accounts of the separate account, and from the guaranteed account to the sub-accounts. Transfers of the net cash value from the sub-accounts to the guaranteed account are available for certificates that allow for premium allocations to the guaranteed account. Transfers may be made in writing, by telephone or through any other method made available by us under the group-sponsored insurance program.
     There are restrictions to such transfers. The amount to be transferred to or from a sub-account of the separate account or the guaranteed account must be at least $250. If the balance in the guaranteed account or in the sub-account from which the transfer is to be made is less than $250, the entire account value attributable to that sub-account or the guaranteed account must be transferred. If a transfer would reduce the account value in the sub-account from which the transfer is to be made to less than $250, we reserve the right to include that remaining amount in the sub-account with the amount transferred. We also reserve the right to limit the number of transfers to one per certificate month. Transfer privileges may be suspended or modified by us at any time. We reserve the right to restrict the frequency of, or otherwise modify, condition, or terminate, any transfer method(s). The transfer privilege is also subject to modification if we determine, at our sole discretion, that the exercise of the transfer privilege by one or more policy owners is or would be to the disadvantage of other policy owners. You will be notified in writing if your transfer privileges will be suspended or modified. The underlying funds may restrict the amounts or frequency of transfers in order to protect fund shareholders. This policy is not designed for market timing or other frequent trading activity and we do not accommodate or create exceptions for investors engaging in such activity. For more information on transactions related to your policy, you may contact us at 1-800-843-8358.
     There are additional restrictions to transfers involving the guaranteed account. For group-sponsored insurance programs where the certificates do not allow for premium allocations to the guaranteed account, the owner may not transfer amounts into the guaranteed account.
     The following restrictions apply to group-sponsored insurance programs where the guaranteed account is available for premium allocations, to group-sponsored insurance programs where the contractholder owns all the policies and in certain other circumstances (for example, for split-dollar insurance programs). The maximum amount of net cash value to be transferred out of the guaranteed account to the sub-accounts of the separate account is limited to twenty percent (or $250 if greater) of the guaranteed account value. Transfers to or from the guaranteed account are limited to one such transfer per certificate year. We may further restrict transfers from the guaranteed account by requiring that the request is received by us or postmarked in the 30-day period before or after the last day of the certificate anniversary. The certificate anniversary is the same day and month in each succeeding year as the certificate date, or the same day and month in each succeeding year as the date agreed to between the contractholder and us. The certificate anniversary is shown on the specifications page attached to the certificate. The certificate date is the first day of the calendar month on, or following, the issue date. This is the date from which certificate years and certificate months are measured. A certificate month is equal to a calendar month. A certificate year is a period of one year measured from the certificate date and from each successive certificate anniversary. Requests for transfers which meet these conditions would be effective after we approve and record them at our home office.
     For transfers out of the separate account or among the sub-accounts of the separate account, we will credit and cancel units based on the sub-account unit values as of the end of the valuation period during which the owner's request is received at our home office. Transfers from the guaranteed account will be dollar amounts deducted at the end of the day on which the transfer request is approved at our home office.
     From time to time the separate account may receive a transfer request that Minnesota Life or the underlying Fund regards as disruptive to the efficient management of the sub-accounts of the separate account or the Fund. This could be because of the timing of the request and the availability of settlement proceeds in the Fund, the size of the transfer amount involved or the trading history of the investor. If the underlying Fund determines that selling securities to satisfy the redemptions could be harmful to the Fund, requested transfers will be denied. The owner will be notified in writing when limitations are imposed upon a transfer request.
     A transfer or exchange from one sub-account to another is generally treated as a simultaneous cancellation of units currently held and the crediting of units where a new investment is desired. The order of redemptions from a Fund will be as follows: all automatic exchanges (for example, dollar cost averaging), written transfer and exchange requests, faxed transfer and exchange requests, and electronic transfer and exchange requests (including telephone and internet transaction site requests). Transfer and exchange requests will be processed in the order of receipt within their respective category. In no event will there be any limitation on redemptions in connection with surrenders, partial surrenders or loans.
     A transfer is subject to a transaction charge. Currently, no such charge is imposed on a transfer, but a charge, up to a maximum of $10, may be imposed in the future.
     The owner's instructions for transfer may be made in writing or the owner, or a person authorized by the owner, may make such changes by telephone. To do so, the owner may call us at 1-800-843-8358 during our normal business hours of 8:00 a.m. to 4:45 p.m., Central Standard Time. Owners may also submit their requests for transfer, surrender or other transactions to us by facsimile (FAX) transmission. Our FAX number is 1-651-665-4827.
     We may make other electronic transfer capabilities available to certificate owners under some group-sponsored insurance programs. We will employ reasonable procedures to satisfy ourselves that instructions received from certificate owners are genuine and, to the extent that we do not, we may be liable for any losses due to unauthorized or fraudulent instructions. We require certificate owners to identify themselves in electronic transactions through certificate numbers or such other information as we may deem to be reasonable. We record electronic transfer instructions and we provide the certificate owners with a written confirmation of the electronic transfers.
     Transfers made pursuant to a telephone call or other electronic means are subject to the same conditions and procedures as would apply to written transfer requests. During periods of marked economic or market changes, owners may experience difficulty in implementing a telephone or other electronic transfer due to a heavy volume of network usage. In such a circumstance, owners should consider submitting a written transfer request while continuing to attempt an electronic redemption. We reserve the right to restrict the frequency of--or otherwise modify, condition, terminate or impose charges upon--electronic transfer privileges. For more information on electronic transfers, contact us.
     Although we currently intend to continue to permit transfers in the foreseeable future, the certificate provides that we may modify the transfer privilege by changing the minimum amount transferable, by altering the frequency of transfers, by imposing a transfer charge, by prohibiting transfers, or in such other manner as we may determine at our discretion.

LOANS

     The owner may borrow from us using only the certificate as the security for the loan. The owner may borrow up to an amount equal to (a) less (b), where (a) is 90 percent of the owner's account value and (b) is any outstanding certificate loans plus accrued loan interest charged. A loan taken from or secured by a certificate may have federal income tax consequences. (See "Federal Tax Status".) The maximum loan amount is determined as of the date we receive the owner's request for a loan.
     Any loan paid to the owner in cash must be in an amount of at least $100. We will charge interest on the loan in arrears. At the owner's request, we will send the owner a loan request form for his or her signature. Loans may be requested in writing, by telephone, by facsimile transmission, or by any other method made available by us under the group-sponsored insurance program. More information on the procedures to make requests by telephone call or other electronic means is provided under the heading "Transfers."
     When the owner takes a loan, we will reduce the net cash value by the amount borrowed. This determination will be made as of the end of the valuation period during which the loan request is received at our home office. Unless the owner directs us otherwise, the loan will be taken from the guaranteed account value and separate account value in the same proportion that those values bear to the net cash value and, as to the separate account value, from each sub-account in the proportion that the sub-account value of each such sub-account bears to the owner's separate account value. The number of units to be canceled will be based upon the value of the units as of the end of the valuation period during which we receive the owner's loan request at our home office. The amount borrowed continues to be part of the account value, as the amount borrowed becomes part of the loan account value where it will accrue loan interest credits and will be held in our general account. A loan has no immediate effect on the owner's account value since at the time of the loan the account value is the sum of the guaranteed account value, separate account value and the loan account value. However, a certificate loan may have long term impact on the account value as the amount borrowed no longer participates in the investment experience of a sub-account. When a loan is to come from the guaranteed account value, we have the right to postpone a loan payment for up to six months.
     If a certificate enters a grace period and if the net cash value is insufficient to cover the monthly deduction and the loan repayment, the owner will have to make a loan repayment to keep the certificate in force. We will give the owner notice of our intent to terminate the certificate and the loan repayment required to keep it in force. The time for repayment will be within 61 days after our mailing of the notice. There could be adverse tax consequences if the certificate lapses or is surrendered when a loan is outstanding.
     Outstanding loans and accrued interest will reduce surrender value and death benefits payable.

LOAN INTEREST
     The interest rate charged on a certificate loan will be 8 percent per year. Interest charged will be based on a daily rate which if compounded for the number of calendar days in the year will equal 8 percent annually, and compounded for the number of days since loan interest charges were last updated.
     The outstanding loan balance will increase as the interest charged on the certificate loan accrues. The net cash value will decrease as the outstanding loan balance increases. Loan interest charges are due at the end of the certificate month. If the owner does not pay in cash the interest accrued at the end of the certificate month, this unpaid interest will be added. The new loan will be subject to the same rate of interest as the loan in effect.
     Interest is also credited to the amount of the certificate loan in the loan account value. Interest credits on a certificate loan shall be at a rate which is not less than 6 percent per year. Interest credited will be based on a daily rate, which if compounded for the number of calendar days in the year will be at least 6 percent annually, and compounded for the number of days since loan interest charges were last updated.
     Loan interest charges and loan interest credits are allocated monthly, at loan repayment, at certificate surrender and at death. Loan interest charges and loan interest credits are allocated to a certificate's guaranteed account value and separate account value in the same proportion that those values bear to the net cash value and, as to the separate account value, to each sub-account in the proportion that the sub-account value of each such sub-account bears to the separate account value.

LOAN REPAYMENTS
     If the certificate is in force, the loan can be repaid in part or in full at any time before the insured's death. The loan may also be repaid within 60 days after the date of the insured's death, if we have not paid any of the benefits under the certificate.

Any loan repayment must be at least $100 unless the balance due is less than $100.
     Loan repayments are allocated to the guaranteed account. The owner may reallocate amounts in the guaranteed account among the sub-accounts of the separate accounts, subject to the limitations in this prospectus and the certificate on such transfers. For a discussion of the transfer restrictions applicable to the guaranteed account please see the "Transfers" section of this prospectus. Loan repayments reduce the owner's outstanding loan balance by the amount of the loan repayment. Loan repayments will be applied first to interest accrued since the end of the prior certificate month. Any remaining portion of the repayment will then reduce the loan. The net cash value will increase by the amount of the loan repayment.
     A loan, whether or not it is repaid, will have a permanent effect on the account value and the death benefit because the investment results of the sub-accounts will apply only to the amount remaining in the sub-accounts. The effect could be either positive or negative. If net investment results of the sub-accounts are greater than the rate credited on the loan, the account value will not increase as rapidly as it would have if no loan had been made. If investment results of the sub-accounts are less than the rate credited on the loan, the account value will be greater than if no loan had been made.

LAPSE AND REINSTATEMENT

LAPSE
     Unlike traditional life insurance certificates, the failure to make a premium payment following the payment of the premium which puts the certificate into force will not itself cause a certificate to lapse. Lapse will occur only when the net cash value is insufficient to cover the monthly deduction, and the subsequent grace period expires without sufficient payment being made.
     The grace period is 61 days. The grace period will start on the day we mail the owner a notice that the certificate will lapse if the premium amount specified in the notice is not paid by the end of the grace period. We will mail this notice on any certificate's monthly anniversary when the net cash value is insufficient to pay for the monthly deduction for the insured. The notice will specify the amount of premium required to keep the certificate in force and the date the premium is due. If we do not receive the required amount within the grace period, the certificate will lapse and terminate. The grace period does not apply to the first premium payment. If you die during the grace period an otherwise valid claim will not be denied on the grounds that coverage has lapsed. We reserve the right to deduct any outstanding premium due from the death benefit. The death benefit amount under the death benefit option in effect, at the time of the insured's death, will be paid if death occurs during the grace period.

REINSTATEMENT
     A lapsed certificate may be reinstated, any time within three years from the date of lapse, provided the insured is living and subject to the limitations described below. Reinstatement is made by payment of an amount that, after the deduction of premium expense charges, is large enough to cover all monthly deductions which have accrued on the certificate up to the effective date of reinstatement, plus the monthly deductions for the two months following the effective date of reinstatement. If any loans and loan interest charges are not repaid, this indebtedness will be reinstated along with the insurance. No evidence of the insured's insurability will be required during the first 31 days following lapse, but will be required from the 32nd day to three years from the date of lapse.
     The amount of account value on the date of reinstatement will be equal to the amount of any loans and loan interest charges reinstated increased by the net premiums paid at the time of reinstatement.
     The effective date of reinstatement will be the date we approve the signed application for reinstatement. There will be a full monthly deduction for the certificate month that includes that date.

                                                              FEDERAL TAX STATUS

     This discussion of federal income taxes is general in nature and is not intended as tax advice. Each person concerned should consult a tax adviser. This discussion is based on our understanding of federal income tax laws as they are currently interpreted. No representation is made regarding the likelihood of continuation of current income tax laws or the current interpretations of the Internal Revenue Service ("IRS"). We have not attempted to consider any applicable state or other tax laws.
     We are taxed as a "life insurance company" under the Internal Revenue Code. The operations of the separate account form a part of, and are taxed with, our other business activities. Currently, no federal income tax is payable by us on income dividends received by the separate account or on capital gains arising from the separate account's activities. The separate account is not taxed as a "regulated investment company" under the Code and it does not anticipate any change in that tax status.
     Under Section 7702 of the Code, life insurance contracts such as the certificates will be treated as life insurance for federal tax purposes if certain tests are met. There is limited guidance on how these tests are to be applied.
     However, the IRS has issued proposed regulations that would specify what will be considered reasonable mortality charges under Section 7702. In light of these proposed regulations and the other available guidance on the application of the tests under Section 7702, we believe that a certificate issued in respect of a standard risk should meet the statutory definition of a life insurance contract under Section 7702. With respect to a certificate issued on a substandard basis (i.e., a premium class involving higher than standard mortality risk), there is insufficient guidance to determine if such a certificate would satisfy the Section 7702 definition of a life insurance contract. If it is subsequently determined that a certificate does not satisfy
Section 7702, we may take whatever steps are appropriate and necessary to attempt to cause such a certificate to comply with Section 7702.
     In certain circumstances, owners of variable life insurance contracts may be considered for federal income tax purposes to be the owners of the assets of the separate account supporting their contracts due to their ability to exercise control over those assets. Where this is the case, the contract owners will be currently taxed on income and gains attributable to the separate account assets. In Revenue Ruling 2003-91, the IRS described the circumstances under which the owner of a variable contract will not possess sufficient control over the assets underlying the contract to be treated as the owner of those assets for federal income tax purposes. Under the contracts in Revenue Ruling 2003-91, there was no arrangement, plan, contract or agreement between the policy owner and the insurance company regarding the availability of a particular investment option and other than the policy owner's right to allocate premiums and transfer funds among the available sub-accounts, all investment decisions concerning the sub-accounts were made by the insurance company or an adviser in its sole and absolute discretion.
     We do not believe that the ownership rights of a certificate owner under the policy would result in any certificate owner being treated as the owner of the assets of the Variable Universal Life Account under Revenue Ruling 2003-91. However, we do not know whether additional guidance will be provided by the IRS on this issue and what standards may be contained in such guidance. We reserve the right to modify the policy or certificate as necessary to attempt to prevent a certificate owner from being considered the owner of a pro rata share of the assets of the Variable Universal Life Account.
     In addition, the Code requires that the investments of the Variable Universal Life Account be "adequately diversified" in order to treat the certificate as a life insurance contract for federal income tax purposes. We intend that the Variable Universal Life Account, through the Funds and the Portfolios, will satisfy these diversification requirements.
     The following discussion assumes that the certificate will qualify as a life insurance contract for federal income tax purposes.
     On the death of the insured, the death benefit provided by a certificate will be excludable from the gross income of the beneficiary under Section 101(a) of the Code. The owner is not currently taxed on any part of the inside buildup of cash value until the owner actually receives cash from the certificate. However, taxability may also be affected by the individual's contributions to the certificate and prior certificate activity. We also believe that certificate loans will be treated as indebtedness and will not be currently taxable as income to the certificate owner so long as your certificate is not a modified endowment contract as described below. However, whether a modified endowment contract or not, the interest paid on certificate loans will generally not be tax deductible. There may also be adverse tax consequences when a certificate with a certificate loan is lapsed or surrendered. If you receive an accelerated benefit, that benefit may be taxable and you should seek assistance from a tax adviser.
     A complete surrender or partial surrender may have tax consequences. On surrender, an owner will generally not be taxed on values received except to the extent that they exceed the gross premiums paid under the certificate (reduced by any previously received excludable amounts). An exception to this general rule occurs in the case of a partial surrender, a decrease in the face amount, or any other change that reduces benefits under the certificate in the first 15 years after the certificate is issued and that results in a cash distribution to the owner in order for the certificate to continue to comply with the Section 7702 definitional limits. In that case, such distribution may be taxed in whole or in part as ordinary income (to the extent of any gain in the certificate) under rules prescribed in Section 7702. Finally, upon a complete surrender or lapse of a certificate or when benefits are paid at a certificate's maturity date, if the amount received plus the amount of any certificate loan exceeds the total investment in the certificate, the excess will generally be treated as ordinary income, subject to tax.
     It should be noted, however, that the tax treatment described above is not available for certificates characterized as a modified endowment contract. In general, certificates with high premium in relation to the death benefit may be considered modified endowment contracts. The Code requires that cumulative premiums paid on a life insurance certificate during the first seven contract years cannot exceed the sum of the net level premiums which would be paid under a seven-pay life certificate. If those cumulative premiums exceed the seven-pay life premiums, the certificate is a modified endowment contract.
     Modified endowment contracts are treated as life insurance contracts with respect to the tax treatment of death proceeds and to the extent that the inside build-up of account value is not taxed on a yearly basis. However, any amounts received by the owner, such as loans and amounts received from partial or total surrender of the contract are subject to the same tax treatment as distributions under an annuity (i.e., such distributions are generally treated as taxable income to the extent that the account value immediately before the distribution exceeds the investment in the certificate). This tax treatment includes the 10 percent additional income tax which would be imposed on the portion of any distribution that is included in income except where the distribution or loan is made on or after the owner attains age 59 1/2, or is attributable to the certificate owner becoming disabled, or is part of a series of substantially equal periodic payments for the life of the certificate owner or the joint lives of the certificate owner and beneficiary.
     The modified endowment contract rules apply to all contracts entered into on or after June 21, 1988 that fail to meet the 7-pay test described above and to a certificate that is received in exchange for a modified endowment contract. It should be noted, in addition, that a certificate which is subject to a "material change" shall be treated as newly entered into on the date on which such material change takes effect. Appropriate adjustments shall be made in determining whether such a certificate meets the seven-pay test by taking into account the previously existing cash surrender value. While certain adjustments described herein may result in a material change, the law provides that any cost of living increase described in regulations and based upon an established broad-based index will not be treated as a material change if any increase is funded ratably over the remaining period during which premiums are required to be paid under the certificate. To date, no regulations under this provision have been issued. Certain reductions in benefits may also cause a certificate to become a modified endowment contract.
     In rare circumstances, if we receive and allocate your premium before its due date, your certificate will become a modified endowment contract. To prevent your certificate from becoming a modified endowment contract, we will hold your premium in a non-interest bearing account until its due date, at which time we will allocate your premium to the guaranteed account or sub-accounts of the Variable Universal Life Account.
     If a certificate becomes a modified endowment contract, distributions that occur during the certificate year it becomes a modified endowment contract and any subsequent certificate year will be taxed as distributions from a modified endowment contract. Distributions from a certificate within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a certificate that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.
     Due to the certificate's flexibility, classification of a certificate as a modified endowment contract will depend upon the circumstances of each certificate. Accordingly, a prospective certificate owner should contact a tax adviser before purchasing a certificate to determine the circumstances under which the certificate would be a modified endowment contract. An owner should also contact a tax adviser before paying any lump sum premiums or making any other change to, including an exchange of, a certificate to determine whether that premium or change would cause the certificate (or the new certificate in the case of an exchange) to be treated as a modified endowment contract.
     All modified endowment contracts issued by us (or an affiliated company) to the same owner during any calendar year will be treated as one modified endowment contract for purposes of determining the amount includable in gross income under Section 72(e) of the Code. Additional rules may be promulgated under this provision to prevent avoidance of its effects through serial contracts or otherwise. A life insurance certificate received in exchange for a modified endowment contract will also be treated as a modified endowment contract.
     Generally, interest paid on any loan under a life insurance contract is not deductible. An owner should consult a competent tax adviser before deducting any loan interest. In addition, default of any loan under the certificate may result in taxable income and/or tax penalties.
     The certificate may be used in various arrangements, including non-qualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if you are contemplating the use of a certificate in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a tax adviser regarding the tax attributes of the particular arrangement. Moreover, in recent years, Congress has adopted new rules relating to corporate owned life insurance. The IRS has recently issued guidance on split dollar insurance plans. A tax adviser should be consulted with respect to this new guidance if you have purchased or are considering the purchase of a certificate for a split dollar insurance plan. There may also be an indirect tax upon the income in the certificate under the federal corporate alternative minimum tax, if the certificate owner is subject to that tax. Any business contemplating the purchase of a new life insurance contract or a change in an existing contract should consult a tax adviser.
     Federal estate and state and local estate, inheritance, and other tax consequences of ownership or receipt of certificate proceeds depend upon the circumstances of each certificate owner or beneficiary. A competent tax adviser should be consulted for further information.

     It should be understood that the foregoing description of the federal income tax consequences under the policies is not exhaustive and that special rules are provided with respect to situations not discussed. Statutory changes in the Code, with varying effective dates, and regulations adopted thereunder may also alter the tax consequences of specific factual situations. Due to the complexity of the applicable laws, any person contemplating the purchase of a variable life insurance certificate or exercising elections under such a certificate may want to consult a tax adviser.
     At the present time, we make no charge to the separate account or from premium payments for any federal, state or local taxes (other than state premium taxes and federal taxes under OBRA) that we incur that may be attributable to such account or to the policies. We, however, reserve the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that we determine to be properly attributable to the separate account or the policies.

DISTRIBUTION OF CERTIFICATES
     The group contract and certificates will be sold by state licensed life insurance producers who are also registered representatives of Securian Financial Services, Inc. ("Securian Financial") or of other broker-dealers who have entered into selling agreements with Securian Financial. Securian Financial acts as principal underwriter for the policies. Both Securian Financial and Minnesota Life are wholly-owned subsidiaries of Securian Financial Group, Inc., which is a second-tier subsidiary of a mutual insurance holding company called Minnesota Mutual Companies, Inc.
     Securian Financial Services, Inc., whose address is 400 Robert Street North, St. Paul, Minnesota 55101-2098, is a registered broker-dealer under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. Securian Financial was incorporated in 1984 under the laws of the State of Minnesota. The group policies and certificates are sold in the states where their sale is lawful. The insurance underwriting and the determination of a proposed insured's risk classification and whether to accept or reject an application for a certificate is done in accordance with our rules and standards.
     Commissions to registered representatives on the sale of certificates will be premium-based, asset-based or a fixed amount. Commissions under a group-sponsored insurance program will not exceed the equivalent of 50 percent of the portion of all premiums paid in the initial year to cover the cost of insurance, 7 percent of all premiums paid in the initial year in excess of the amount to cover the cost of insurance, and 7 percent of all premiums paid after the initial year.
     The commission schedule for a group-sponsored insurance program will be determined based on a variety of factors, including enrollment procedures, the size and type of the group, the total amount of premium payments to be received, any prior existing relationship with the group sponsor, the sophistication of the group sponsor, and other circumstances of which we are not presently aware.
     In addition, Securian Financial or Minnesota Life will pay, based uniformly on the sales of the certificates by registered representatives, credits which allow registered representatives (agents) who are responsible for sales of the certificates to attend conventions and other meetings sponsored by Minnesota Life or its affiliates for the purpose of promoting the sale of insurance and/or investment products offered by Minnesota Life and its affiliates. Such credits may cover the registered representatives' transportation, hotel accommodations, meals, registration fees, etc. The underwriter may also receive amounts from the Funds for services provided under a 12b-1 plan of distribution. For providing these distribution services, the underwriter may receive a fee of 0.25 percent of the average daily net assets of those Portfolios of the Funds which have a 12b-1 fee.

                                                                   OTHER MATTERS

LEGAL PROCEEDINGS
     As an insurance company, we are ordinarily involved in litigation. Minnesota Life is of the opinion that such litigation is not material with respect to the certificates or the separate account.

REGISTRATION STATEMENT
     We have filed a Registration Statement under the Securities Act of 1933, as amended, with the Securities and Exchange Commission with respect to the group contracts and certificates offered hereby. This prospectus does not contain all the information set forth in the registration statement and amendments thereto and the exhibits filed as a part thereof, to all of which reference is hereby made for further information concerning the separate account, Minnesota Life, the group contracts and certificates. Statements contained in this prospectus as to the contents of group contracts and certificates and other legal instruments are summaries, and reference is made to such instruments as filed.

FINANCIAL STATEMENTS
     The complete financial statements of the separate account and Minnesota Life can be found in the Statement of Additional Information. The Statement of Additional Information is available from us at your request.
     To request a Statement of Additional Information call us at 1-800-843-8358 or write to us at: Minnesota Life Insurance Company at 400 Robert Street North, Saint Paul, Minnesota 55101.

STATEMENT OF ADDITIONAL INFORMATION

     A Statement of Additional Information, with the same date, containing further information about Minnesota Life Variable Universal Life Account, the group contract and the certificates is available without charge from us at your request. It has been filed with the SEC and is incorporated by reference into this prospectus. In addition, you may order a personalized illustration of death benefits, cash surrender values, and cash values, without charge, from us. To request a Statement of Additional Information, a personalized illustration or any information about your certificate call us at 1-800-843-8358 or write to us at: Minnesota Life Insurance Company at 400 Robert Street North, Saint Paul, Minnesota 55101.
     Information about Minnesota Life Variable Universal Life Account (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090) or at the SEC's website, http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, 450 Fifth Street, NW, Washington, DC, 20549-0102. You can also call the SEC at 1-202-942-8090.
     The table of contents for the Statement of Additional Information is as follows:
General Information and History
Premiums
Additional Information About Operation of Contracts and Registrant
Underwriters
Additional Information About Charges
Lapse and Reinstatement
Loans
Performance Data
Illustrations
Financial Statements

Investment Company Act Number 811-8830

                                                                      PROSPECTUS

                                                         MINNESOTA LIFE VARIABLE
                                                          UNIVERSAL LIFE ACCOUNT
                                                Minnesota Life Insurance Company

Variable Universal Life Insurance Policy

This prospectus describes Variable Universal Life Insurance policies and certificates issued by Minnesota Life Insurance Company ("Minnesota Life", "we", "us" or "our").

The policies are designed for use in group-sponsored insurance programs to provide life insurance protection and the flexibility to vary premium payments. Certificates are documents, generally held by individuals, setting forth or summarizing the rights of the owners and/or insureds and will be issued under the group contract. A group contract or group policy is the Minnesota Life Variable Group Universal Life Insurance Policy issued to the group contractholder. Individual policies can also be issued in connection with group-sponsored insurance programs in circumstances where a group contract is not issued. All references to a certificate in this prospectus shall include individual policies issued in this manner.

Subject to the limitations in the group policy, the certificate and this prospectus, the owner may allocate net premiums to one or more of the sub-accounts of a separate account of Minnesota Life called the Minnesota Life Variable Universal Life Account ("separate account"). The owner is the owner of the certificate as designated in the signed application or as subsequently changed as set forth in the certificate and this prospectus. The value of your investment in the separate account will vary with the investment experience of the selected sub-accounts of the separate account. There is no guaranteed minimum value associated with the separate account and its sub-accounts. Subject to the limitations in the group policy, the certificate and this prospectus, net premiums may also be allocated to a guaranteed account of Minnesota Life.

The separate account, through its sub-accounts, invests its assets in shares of Fidelity's Variable Insurance Products Funds ("Fidelity VIP" or "VIP"). The Fund offer its shares exclusively to variable insurance products and certain qualified plans and has 20 portfolios which are available for contracts offered under this prospectus (the "Portfolios"). They are:

FIDELITY VIP                                                           - VIP Growth Opportunities Portfolio: Initial Class Shares
- VIP Aggressive Growth Portfolio: Initial Class Shares                - VIP Growth Stock Portfolio: Initial Class Shares
- VIP Asset Manager Portfolio: Initial Class Shares                    - VIP High Income Portfolio: Initial Class Shares
- VIP Asset Manager: Growth Portfolio: Initial Class Shares            - VIP Index 500 Portfolio: Initial Class Shares
- VIP Balanced Portfolio: Initial Class Shares                         - VIP Investment Grade Bond Portfolio: Initial Class Shares
- VIP Contrafund(R) Portfolio: Initial Class Shares                    - VIP Mid Cap Portfolio: Initial Class Shares
- VIP Dynamic Capital Appreciation Portfolio: Initial Class Shares     - VIP Money Market Portfolio: Initial Class Shares
- VIP Equity-Income Portfolio: Initial Class Shares                    - VIP Overseas Portfolio: Initial Class Shares
- VIP Growth Portfolio: Initial Class Shares                           - VIP Real Estate Portfolio: Initial Class Shares
- VIP Growth & Income Portfolio: Initial Class Shares                  - VIP Value Portfolio: Initial Class Shares
                                                                       - VIP Value Strategies Portfolio: Initial Class Shares

This prospectus must be accompanied by the current prospectus of the Fund. This prospectus should be read carefully and retained for future reference.

The group policy and the certificates issued thereunder have not been approved or disapproved by the Securities and Exchange Commission ("SEC"). Neither the SEC nor any state has determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This prospectus is not an offering in any jurisdiction in which the offering would be unlawful. We have not authorized any dealer, salesman, or other person to give any information or make any representations in connection with this offering other than those contained in the prospectus, and, if given or made, you should not rely on them.

The date of this prospectus and the statement of additional information is April 30, 2004.

Minnesota Life Insurance Company

400 Robert Street North
St. Paul, Minnesota 55101-2098                             [MINNESOTA LIFE LOGO]

TABLE OF CONTENTS

                                                                Page
Questions and Answers about the Variable Group Universal
  Life Insurance Contract...................................      2
General Descriptions........................................      9
     Minnesota Life Insurance Company.......................      9
     Minnesota Life Variable Universal Life Account.........      9
     Additions, Deletions or Substitutions..................     11
     Voting Rights..........................................     12
     The Guaranteed Account.................................     12
     Summary Information....................................     12
          Guaranteed Account Value..........................     13
Charges.....................................................     13
     Premium Expense Charges................................     13
          Sales Charge......................................     13
          Premium Tax Charge................................     14
          Federal Tax Charge................................     14
     Account Value Charges..................................     14
          Monthly Deduction.................................     14
          Partial Surrender Charge..........................     16
          Transfer Charge...................................     16
          Additional Benefits Charges.......................     16
     Separate Account Charges...............................     16
     Fund Charges...........................................     16
     Guarantee of Certain Charges...........................     16
Information about the Group Policy and Certificates.........     17
     Applications and Issuance..............................     17
     Dollar Cost Averaging..................................     17
     Free Look..............................................     18
     Conversion Right to an Individual Policy...............     18
     Continuation of Group Coverage.........................     18
     Additional Benefits....................................     19
          Accelerated Benefits Rider........................     19
          Waiver of Premium Rider...........................     19
          Accidental Death and Dismemberment Rider..........     19
          Child Rider.......................................     19
          Spouse Rider......................................     19
          Policyholder Contribution Rider...................     19
     General Matters Relating to the Certificate............     19
          Postponement of Payments..........................     19
          The Certificate...................................     20
          Control of Certificate............................     20
          Maturity..........................................     20
          Beneficiary.......................................     20
          Change of Beneficiary.............................     20
          Settlement Options................................     20
          Certificate Changes...............................     21
          Conformity with Statutes..........................     21
          Claims of Creditors...............................     21
          Incontestability..................................     22
          Assignment........................................     22
          Suicide...........................................     22
          Misstatement of Age...............................     22
          Experience Credits................................     22
          Reports...........................................     22

                                        I

                                                                Page
     General Provisions of the Group Contract...............     23
          Issuance..........................................     23
          Termination.......................................     23
          Right to Examine Group Contract...................     23
          Entire Group Contract.............................     23
          Ownership of Group Contract and Group Contract
          Changes...........................................     23
Certificate Premiums........................................     24
     Premium Limitations....................................     24
     Allocation of Net Premiums and Account Value...........     24
Death Benefit and Account Values............................     25
     Change in Face Amount..................................     27
          Increases.........................................     27
          Decreases.........................................     27
     Payment of Death Benefit Proceeds......................     27
     Account Values.........................................     28
          Determination of the Guaranteed Account Value.....     28
          Determination of the Separate Account Value.......     28
          Unit Value........................................     29
          Net Investment Factor.............................     29
          Daily Values......................................     29
Surrenders, Partial Surrenders and Transfers................     30
     Transfers..............................................     30
Loans.......................................................     32
     Loan Interest..........................................     33
     Loan Repayments........................................     33
Lapse and Reinstatement.....................................     34
     Lapse..................................................     34
     Reinstatement..........................................     34
Federal Tax Status..........................................     35
     Distribution of Certificates...........................     38
Other Matters...............................................     39
     Legal Proceedings......................................     39
     Registration Statement.................................     39
     Financial Statements...................................     39
Statement of Additional Information.........................     40

                                        II

QUESTIONS AND ANSWERS ABOUT THE VARIABLE GROUP UNIVERSAL LIFE INSURANCE CONTRACT

SUMMARY OF BENEFITS AND RISKS
     All of the benefits and risks summarized below are subject to the terms, conditions and restrictions of the group-sponsored insurance program, the certificate and this prospectus.
     A variable universal life insurance certificate is an adjustable benefit life insurance contract that allows accumulation of cash value, while the life insurance coverage remains in force, and permits flexible payment of premiums. The cash value of the certificate will fluctuate with the performance of the sub-accounts of the separate account. The choice of available investment options ("sub-accounts") is determined under the group-sponsored insurance program. Values may be transferred among the available investment options. An owner may make a partial surrender from his/her certificate, surrender all of his/her certificate or take certificate loans. Each certificate has a minimum Face Amount of death coverage. The death benefit of a certificate may be greater than its Face Amount, as further described in this prospectus. If a certificate is in force upon the insured's death, the death benefit will be paid to the designated beneficiary.

RISKS OF OWNING A VARIABLE UNIVERSAL LIFE INSURANCE CERTIFICATE
     The account values of a certificate, to the extent invested in sub-accounts of the separate account, have no guaranteed minimum account value. Therefore, the owner bears the risk that adverse investment performance may depreciate the owner's account value and, in some cases, may increase the cost of insurance. Additional information concerning investment objectives and policies of the Portfolios (including a comprehensive discussion of the risks of each Portfolio) may be found in the current prospectus for the Fund which accompanies this prospectus. You should carefully review the Fund prospectus before purchasing the certificate.
     A universal life insurance certificate is intended for the use of persons who wish to combine both life insurance and the accumulation of cash values and is unsuitable as a short-term investment vehicle.
     There is a risk that a certificate will lapse. As described in the "Lapse and Reinstatement" section of this prospectus, lapse will occur only when the net cash value is insufficient to cover the monthly deduction, and the subsequent grace period expires without sufficient payment being made.
     Certificate loans may increase the risk of certificate lapse, may have a negative effect on a certificate's cash value and may reduce a certificate's death benefit.
     In some circumstances, experience credits, loans and amounts received from a partial surrender or surrender of the certificate will be subject to federal income taxation and an additional 10 percent income tax could be imposed. For additional information regarding federal income taxes see the "Federal Tax Status" section of this prospectus.
     Consistent with the group-sponsored insurance program, the group policy, the certificate and this prospectus, we reserve the right to limit the size, number and frequency of transfers, limit the amount of a certificate loan, and restrict certificate withdrawals and surrenders.

WHAT IS A UNIVERSAL LIFE INSURANCE CERTIFICATE?
     A universal life insurance certificate is an adjustable benefit life insurance contract issued pursuant to a group policy. Unlike term life insurance, universal life insurance coverage allows you to accumulate cash value, while the life insurance coverage remains in force, and permits flexible payment of premiums (which means premium payments may be increased or decreased as allowed for by the certificate and this prospectus).
     An adjustable benefit certificate has a stated face amount of insurance payable in the event of the death of the insured, which is paid for by the deduction of specified monthly charges from the account values. The face amount is the minimum amount of death benefit proceeds paid upon the death of the insured, so long as the certificate remains in force and there are no outstanding loans. We will also deduct from the face amount any unpaid monthly deduction. The face amount is shown on the specifications page attached to the certificate. The insured is the person whose life is covered by life insurance under a certificate. Unlike term life insurance, universal life insurance coverage may be adjusted by the owner of the certificate, without the necessity of issuing a new certificate for that owner. There are limitations to these adjustments and we may require evidence of insurability before requested increases take effect.
     Universal life insurance coverage is provided without specifying the frequency and amount of each premium payment (as is the practice for scheduled premium life insurance). The time and amount of the payment of premium may be determined by the owner. The life insurance coverage will remain in force for an insured so long as monthly charges may be deducted from the existing balance in the certificate's net cash value. The net cash value is the account value of a certificate less any outstanding certificate loans and accrued certificate loan interest charged (plus any accrued loan interest credits) and less any charges due. It is the amount an owner may obtain through surrender of the certificate.
     Subject to restrictions described herein, an owner may make payments in excess of that minimum amount required to keep a certificate in force, take full or partial surrenders of cash values and take out certificate loans. If cash values are insufficient for the payment of the required monthly charges, then a premium payment is required or the life insurance coverage provided to the owner will lapse.
     A universal life insurance certificate may be inappropriate for individuals seeking life insurance protection which is the equivalent of term-type coverage. Term coverage is usually for a fixed period of time for a fixed premium.

WHAT MAKES THE CERTIFICATE "VARIABLE"?
     The certificate is termed "variable" because unlike a universal life certificate which provides for the accumulation of certificate values at fixed rates determined by the insurance company, variable universal life insurance certificate values may be invested in variable investment options. The variable investment options invest in a separate account. The separate account we use for our group contracts is called the Minnesota Life Variable Universal Life Account. The separate account keeps its assets separate from the other assets of Minnesota Life. The separate account has sub-accounts which invest in corresponding Portfolios of the Fund. Thus, the owner's account value, to the extent invested in the variable investment options (sub-accounts), will vary with the positive or negative investment experience of the corresponding Portfolios of the Fund. The account value of a certificate is the sum of the separate account value, guaranteed account value and loan account value. The separate account value is the sum of all current sub-account values. The guaranteed account value is the sum of all net premiums and transfers allocated to the guaranteed account and interest declared thereon and experience credits, if any, minus amounts transferred to the separate account or removed in connection with a partial surrender or loan and minus charges assessed against the guaranteed account value. The loan account value is the portion of the general account attributable to loans under a certificate together with accrued interest.

IS THERE AN INVESTMENT PERFORMANCE RISK?
     Yes. The account value of a certificate, to the extent invested in sub-accounts of the separate account, has no guaranteed minimum account value. Therefore, the owner bears the risk that adverse investment performance may depreciate the owner's account value. The certificate also offers the owner the opportunity to have the account value appreciate more rapidly than it would under comparable fixed benefit certificates by virtue of favorable investment performance. In addition, under some certificates, the death benefit will also increase and decrease with investment experience.

     Subject to the limitations in the group policy, the certificate and this prospectus, owners seeking the traditional insurance protections of a guaranteed account value may allocate net premiums to the certificate's guaranteed account option which provides for guaranteed accumulation at a fixed rate of interest. Additional information on this option may be found under the heading "The Guaranteed Account."

WHAT VARIABLE INVESTMENT OPTIONS ARE AVAILABLE?
     The separate account currently invests in 20 Portfolios of the Fund. Not all of the Portfolios of the Fund may be made available for investment by the separate account. The group sponsor may select which Portfolios will be made available to owners under its insurance program. The group sponsor is the employer, association or organization that is sponsoring a program of insurance for the group members. We reserve the right to add, combine or remove other eligible Fund or Portfolios. Owners may choose from the following Portfolios of the Fund:

  Fidelity VIP Portfolios include:

     VIP Aggressive Growth Portfolio: Initial
       Class Shares
     VIP Asset Manager Portfolio: Initial Class
       Shares
     VIP Asset Manager: Growth Portfolio:
       Initial Class Shares
     VIP Balanced Portfolio: Initial Class
       Shares
     VIP Contrafund(R) Portfolio: Initial Class
       Shares
     VIP Dynamic Capital Appreciation
       Portfolio: Initial Class Shares
     VIP Equity-Income Portfolio: Initial Class
       Shares
     VIP Growth Portfolio: Initial Class Shares
     VIP Growth & Income Portfolio: Initial
       Class Shares
     VIP Growth Opportunities Portfolio: Initial
       Class Shares
     VIP Growth Stock Portfolio: Initial Class
       Shares
     VIP High Income Portfolio: Initial Class
       Shares
     VIP Index 500 Portfolio: Initial Class
       Shares
     VIP Investment Grade Bond Portfolio:
       Initial Class Shares
     VIP Mid Cap Portfolio: Initial Class
       Shares
     VIP Money Market Portfolio: Initial Class
       Shares
     VIP Overseas Portfolio: Initial Class
       Shares
     VIP Real Estate Portfolio: Initial Class
       Shares
     VIP Value Portfolio: Initial Class Shares
     VIP Value Strategies Portfolio: Initial
       Class Shares
     There is no assurance that any Portfolio will meet its objectives. Additional information concerning investment objectives and policies of the Portfolios (including a comprehensive discussion of the risks of each Portfolio) may be found in the current prospectus for the Fund which accompany this prospectus. You should carefully review the Fund prospectus before purchasing the contract.

HOW CAN NET PREMIUMS BE ALLOCATED?
     In the initial signed application for life insurance, the owner may indicate the desired allocation of net premiums among the guaranteed account and the available sub-accounts of the separate account, subject to the limitations in the certificate and this prospectus. All future net premiums will be allocated in the same proportion until the owner requests a change in the allocation. Similarly, the owner may request a transfer of amounts between sub-accounts or between the sub-accounts and the guaranteed account, subject to the limitations in the certificate and this prospectus.

WHAT DEATH BENEFIT OPTIONS ARE OFFERED UNDER THE CERTIFICATE?
     We offer two death benefit options under the certificate. Under "Option A", a level death benefit, the death benefit is the face amount of the certificate. Under "Option B", a variable death benefit, the death benefit is the face amount of the certificate plus the net cash value. So long as a certificate remains in force and there are no certificate loans, the minimum death benefit under either option will be at least equal to the current face amount (less any unpaid monthly deduction). The death benefit proceeds will be adjusted by the amount of any charges due or overpaid and any outstanding certificate loans and certificate loan interest due determined as of the date of death.

     The group sponsor may choose one of two death benefit options for all participants under the group-sponsored program. Once elected, the death benefit option chosen by the group sponsor shall remain unchanged.
     There is a minimum initial face amount for the certificate which is stated on the specifications page of the certificate. The owner may generally change the face amount, but evidence of insurability of the insured may be required for certain face amount increases.

ARE THE BENEFITS UNDER A CERTIFICATE SUBJECT TO FEDERAL INCOME TAX?
     We believe that the owner's certificate should qualify as a life insurance contract for federal income tax purposes. Assuming that a certificate qualifies as a life insurance contract for federal income tax purposes, the benefits under certificates described in this prospectus should receive the same tax treatment under the Code as benefits under traditional fixed benefit life insurance certificates. Therefore, death proceeds payable under variable life insurance certificates should be excludable from the beneficiary's gross income for federal income tax purposes. The owner's net cash value should grow tax-deferred until such cash value is actually distributed to the owner.
     Tax treatment described above relating to distributions is available only for certificates not described as "modified endowment contracts." For federal income tax purposes, certificates described as modified endowment contracts are treated as life insurance only with respect to the tax treatment of death proceeds and the tax-free inside buildup of yearly account value increases. However, amounts received by the owner of a modified endowment contract, such as experience credits, loans and amounts received from a partial surrender or from a surrender of the certificate will be subject to the same tax treatment as amounts received under an annuity during the accumulation period. Annuity tax treatment includes the 10 percent additional income tax imposed on the portion of any distribution that is included in income, except where the distribution or loan:
-   is made on or after the owner attains age 59 1/2,
-   is attributable to the owner becoming disabled, or
- is part of a series of substantially equal periodic payments for the life of the owner or the joint lives of the owner and beneficiary.
     Determining whether a certificate is a modified endowment contract requires an examination of the premium paid in relation to the death benefit of the certificate. A certificate would be a modified endowment contract if the total premiums during the first seven contract years exceed the total sum of the net level premiums which would be paid under a seven-pay life certificate. A certificate which is subject to a material change will be treated as a new certificate on the date that the material change takes effect, to determine whether it is a modified endowment contract. The account value on the material change date will be taken into account in determining whether the seven-pay standard is met.
     For additional information regarding federal income taxes see the "Federal Tax Status" section of this prospectus.

DOES THE OWNER HAVE ACCESS TO THE ACCOUNT VALUES?
     Yes. The net cash value, subject to the limitations in the certificate and this prospectus, is available to the owner during the insured's lifetime. The net cash value may be used:
-   to provide retirement income,
-   as collateral for a loan,
- to continue some amount of insurance protection without payment of premiums, or
-   to obtain cash by surrendering the certificate in full or in part.
     The owner may borrow, as a certificate loan, an amount up to 90 percent of the owner's account value less any existing loan account value. The loan account is the portion of the general account attributable to loans under a certificate. Each alternative for accessing the owner's account value may be subject to conditions described in the certificate or under the headings "Death Benefit and Account Values", "Surrenders, Partial Surrenders and Transfers" and "Loans" of this prospectus.
     In general, the owner may request a surrender of or a partial surrender from the certificate at any time while the insured is living. A surrender or partial surrender may have federal income tax consequences. (See "Federal Tax Status".)
     A surrender or partial surrender of the net cash value of the certificate is permitted in any amount equal to at least the minimum established for certificates under the group-sponsored insurance program. The minimum will never exceed $500. The maximum partial surrender amount cannot exceed the maximum established for certificates under the group-sponsored insurance program. We reserve the right to limit the number of partial surrenders to one per certificate month, change the minimum amount for partial surrenders, limit the frequency of partial surrenders, or restrict or prohibit partial surrenders from the guaranteed account.

WHAT CHARGES ARE ASSOCIATED WITH THE CERTIFICATE?
     We assess certain charges against each premium payment and the account values under each certificate and against the asset value of the separate account. These charges, which are largely designed to cover our expenses in providing insurance protection and in distributing and administering the certificates are fully described under the heading "Charges" of this prospectus. The specific charges are shown on the specifications page of the certificate. There are also advisory fees and expenses which are assessed against the asset value of each of the portfolios of the Fund. We also reserve the right to charge against the separate account assets, or make other provisions, for additional tax liability we incur with respect to the separate account or the certificates.

FEE TABLES
     The following tables describe the fees and expenses that an owner will pay when buying, owning and surrendering the certificate. The first table describes the fees and expenses that the owner will pay at the time that he or she buys the certificate, surrenders the certificate, or transfers cash value between available investment options.

                                TRANSACTION FEES

Charge                                           When Charge is Deducted       Amount Deducted
------                                           -----------------------    ----------------------
Maximum Sales Charge Imposed on Premiums.......  From Each Premium          5 percent of Premium+
                                                 Payment*
Maximum Premium Tax Charge.....................  From Each Premium          4 percent of Premium+
                                                 Payment*
Maximum Federal Tax Charge**...................  From Each Premium          1.25 percent of
                                                 Payment*                   Premium++
Maximum Deferred Sales Charge..................  None                       N/A
Maximum Partial Surrender Fee..................  From Each Partial          Lesser of $25 or 2
                                                 Surrender                  percent of Partial
                                                                            Surrender Amount+
Maximum Transfer Fee...........................  Upon Each Transfer+++      $10+++

------------
  * The charge may be waived in some group sponsored insurance programs for premiums received in conjunction with an Internal Revenue Code Section 1035 exchange.

 ** The federal tax charge is not included in the line item for premium tax charges. For a discussion of the federal tax charge see the "Federal Tax Charge" section of this prospectus.

  + Actual fee varies based on the group-sponsored insurance program under which the certificate is issued.

 ++ For certificates considered to be individual under OBRA the charge will not exceed 1.25 percent of premium. If a certificate is considered to be a group certificate under OBRA, the charge will not exceed 0.25 percent of premium (for group-sponsored programs implemented prior to April 1, 2000) or 0.35 percent of premium (for group-sponsored programs implemented on or after April 1, 2000).

+++ There is currently no transfer fee. A charge, not to exceed $10 per transfer, may be imposed in the future.

     The next table describes the fees and expenses that an owner will pay periodically during the time that the owner owns the certificate, not including the fees and expenses detailed in fund operating expense tables below.

              PERIODIC CHARGES OTHER THAN FUND OPERATING EXPENSES

Charge                                 When Charge is Deducted                Amount Deducted
------                             -------------------------------    -------------------------------
COST OF INSURANCE(1)
  MAXIMUM & MINIMUM CHARGE.....    Certificate Date and Each          Maximum: $32.01 Per Month Per
                                   Subsequent Monthly Anniversary     $1,000 of Coverage
                                                                      Minimum: $0.03 Per Month Per
                                                                      $1,000 of Coverage
  REPRESENTATIVE CHARGE FOR A
  45 YEAR OLD NON-SMOKING
  CERTIFICATEHOLDER............    Certificate Date and Each          $0.11 Per Month Per $1,000 of
                                   Subsequent Monthly Anniversary     Coverage
MORTALITY AND EXPENSE RISK
  CHARGE(2)....................    Each day a sub-account is          Maximum: 0.50 percent of
                                   priced                             average daily assets of the
                                                                      separate account per year
ANNUAL MAINTENANCE FEE.........    None                               N/A
ADMINISTRATION CHARGE..........    Certificate Date and Each          Maximum: $4 Per Month
                                   Subsequent Monthly Anniversary
LOAN INTEREST CHARGE...........    Each Monthly Anniversary           8 percent of Policy Loan Per
                                                                      Year(3)
ACCIDENTAL DEATH AND
DISMEMBERMENT CHARGE(4)........    Certificate Date and Each          Maximum: $0.10 Per Month Per
                                   Subsequent Monthly Anniversary     $1,000 of Coverage
WAIVER OF PREMIUM CHARGE(4)....    Certificate Date and Each          Maximum: 50 percent of the Cost
                                   Subsequent Monthly Anniversary     of Insurance charge
CHILD RIDER CHARGE(4)..........    Certificate Date and Each          Maximum: $0.35 Per Month Per
                                   Subsequent Monthly Anniversary     $1,000 of Coverage
SPOUSE RIDER CHARGE(1)(4)
  MAXIMUM & MINIMUM CHARGE.....    Certificate Date and Each          Maximum: $32.01 Per Month Per
                                   Subsequent Monthly Anniversary     $1,000 of Coverage
                                                                      Minimum: $0.03 Per Month Per
                                                                      $1000 of Coverage
  REPRESENTATIVE CHARGE FOR A
  45 YEAR OLD NON-SMOKING
  CERTIFICATEHOLDER............    Certificate Date and Each          Representative: $0.11 Per Month
                                   Subsequent Monthly Anniversary     Per $1,000 of Coverage

------------
(1) The charges will vary depending upon the insured's age and, depending upon the group sponsored insurance program, smoking status. The charges noted may not be representative of the charges that a particular certificate owner would pay. For information regarding the specific cost of insurance rate that will apply to a particular certificate, please contact Minnesota Life at 1-800-843-8358, during normal business hours of 8:00 a.m. to 4:45 p.m., Central time.

(2) The mortality and expense risk charge will vary based on the group-sponsored insurance program under which the certificate is issued. Differences in the mortality and expense risk charge rates applicable to different group-sponsored insurance programs will be determined by us based on differences in the levels of mortality and expense risk under those contracts.

(3) Interest is also credited to the amount of the certificate loan at a rate not less than 6 percent per year. For a complete discussion of loan interest charges and credits see the "Loan Interest" section of this prospectus.

(4) This certificate option is not available in all group sponsored insurance programs. The actual charge may vary depending upon the group sponsored insurance program.

     The next table describes the total annual Fund operating expenses. The table shows the minimum and maximum total annual Fund operating expenses. More detailed information concerning the management fees, distribution (12b-1) fees (if applicable) and other expenses of VIP is contained in the prospectus for each Portfolio.
     Unless otherwise noted, expenses are shown as of December 31, 2003, and are shown as a percentage of average daily net assets for the described Portfolios.

                         ANNUAL FUND OPERATING EXPENSES
                 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)*

Fee Description                                                 Minimum        Maximum
---------------                                                 -------        -------
Total Annual Fund Operating Expenses........................  .29 percent    4.32 percent

------------

* The operating expense information presented in this table does not reflect fee waivers and expense reductions of the Fund. In general, Fund advisers are free to discontinue the waivers and reductions at any time. For more detailed information about the fee and expense charges, fee waivers (if applicable) and expense reductions (if applicable) for a particular Fund Portfolio please see the Fund's prospectus.

                                                            GENERAL DESCRIPTIONS

MINNESOTA LIFE INSURANCE COMPANY
     We are Minnesota Life Insurance Company ("Minnesota Life"), a life insurance company organized under the laws of Minnesota. Minnesota Life was formerly known as The Minnesota Mutual Life Insurance Company ("Minnesota Mutual"), a mutual life insurance company organized in 1880 under the laws of Minnesota. Effective October 1, 1998, Minnesota Mutual reorganized by forming a mutual insurance holding company named "Minnesota Mutual Companies, Inc." Minnesota Mutual continued its corporate existence following conversion to a Minnesota stock life insurance company named "Minnesota Life Insurance Company." All of the shares of the voting stock of Minnesota Life are owned by a second tier intermediate stock holding company named "Securian Financial Group, Inc.", which in turn is a wholly-owned subsidiary of a first tier intermediate stock holding company named "Securian Holding Company", which in turn is a wholly-owned subsidiary of the ultimate parent, Minnesota Mutual Companies, Inc. Our home office is at 400 Robert Street North, St. Paul, Minnesota 55101-2098, telephone: (651) 665-3500. We are licensed to do a life insurance business in all states of the United States (except New York where we are an authorized reinsurer), the District of Columbia, Canada, Puerto Rico and Guam. Any benefits due and owing pursuant to a certificate are obligations of Minnesota Life.

MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
     On August 8, 1994, the separate account was established in accordance with Minnesota insurance law. The separate account is registered as a "unit investment trust" with the Securities and Exchange Commission under the Investment Company Act of 1940. Such registration does not signify that the Securities and Exchange Commission supervises the management, or the investment practices or policies, of the separate account. The separate account meets the definition of a "separate account" under the federal securities laws.
     We are the legal owner of the assets in the separate account. The obligations to group contract and certificate owners and beneficiaries arising under the group contracts and certificates are general corporate obligations of Minnesota Life. Our general assets back these obligations. The Minnesota law under which the separate account was established provides that the assets of the separate account shall not be chargeable with liabilities arising out of any other business which we may conduct, but shall be held and applied exclusively to the benefit of the holders of those variable life insurance certificates for which the separate account was established. The income gains and losses credited to or charged against the separate account reflect the account's own investment experience and are entirely independent of both the investment performance of our guaranteed account and of any other separate account which we may have established or may later establish.
     The separate account has 20 sub-accounts which are available under the contracts offered by this prospectus. Each sub-account invests in shares of a corresponding Portfolio of the Fund. Not all of the Portfolios of the Fund may be available for investment by the separate account.
     The separate account currently invests in Fidelity VIP. The Fund's prospectus accompanies this prospectus. For additional copies please call us at 1-800-843-8358. You should read the prospectus carefully before investing in the certificate.
     The assets of each Portfolio are separate from the others and each has different investment objectives and policies. Therefore, each Portfolio operates as a separate investment fund and the investment performance of one has no effect on the investment performance of the other Portfolios.
     All dividends and capital gains distributions from each Portfolio are automatically reinvested in shares of that Portfolio at net asset value.

     The Fidelity Management and Research Company ("FMR"), a subsidiary of FMR Corp., is adviser to Fidelity VIP. For more information about Fidelity VIP, see the prospectuses of the Variable Insurance Products Funds which accompany this prospectus.


Fund/Portfolio                       Investment Adviser
--------------                                                     Sub-Adviser Investment+
                                    ---------------------   --------------------------------------
FIDELITY VARIABLE INSURANCE
  PRODUCTS FUNDS:
Aggressive Growth Portfolio:
  Initial Class Shares............  Fidelity Management &   FMR U.K., FMR Far East, FIIA,
                                    Research                FIIA(U.K.)L, FIJ, FMRC
Asset Manager Portfolio: Initial
  Class Shares....................  Fidelity Management &   FMR U.K., FMR Far East, FIIA,
                                    Research                FIIA(U.K.)L, FIJ, FMRC
Asset Manager: Growth Portfolio:
  Initial Class Shares............  Fidelity Management &   FMR U.K., FMR Far East, FIIA,
                                    Research                FIIA(U.K.)L, FIJ, FMRC
Balanced Portfolio: Initial Class
  Shares..........................  Fidelity Management &   FMR U.K., FMR Far East, FIIA,
                                    Research                FIIA(U.K.)L, FIJ, FMRC
Contrafund(R) Portfolio: Initial
  Class Shares....................  Fidelity Management &   FMR U.K., FMR Far East, FIIA,
                                    Research                FIIA(U.K.)L, FIJ, FMRC
Dynamic Capital Appreciation
  Portfolio: Initial Class
  Shares..........................  Fidelity Management &   FMR U.K., FMR Far East, FIIA,
                                    Research                FIIA(U.K.)L, FIJ, FMRC
Equity-Income Portfolio: Initial
  Class Shares....................  Fidelity Management &   FMRC
                                    Research
Growth Portfolio: Initial Class
  Shares..........................  Fidelity Management &   FMRC
                                    Research
Growth & Income Portfolio: Initial
  Class Shares....................  Fidelity Management &   FMR U.K., FMR Far East, FIIA,
                                    Research                FIIA(U.K.)L, FIJ, FMRC
Growth Opportunities Portfolio:
  Initial Class Shares............  Fidelity Management &   FMR U.K., FMR Far East, FIIA,
                                    Research                FIIA(U.K.)L, FIJ, FMRC
Growth Stock Portfolio: Initial
  Class Shares....................  Fidelity Management &   FIJ, FMR U.K., FMR Far East, FIIA,
                                    Research                FIIA(U.K.)L
High Income Portfolio: Initial
  Class Shares....................  Fidelity Management &   FMR U.K., FMR Far East, FIIA,
                                    Research                FIIA(U.K.)L, FIJ, FMRC
Index 500 Portfolio: Initial Class
  Shares..........................  Fidelity Management &   FMRC, Geode
                                    Research
Investment Grade Bond Portfolio:
  Initial Class Shares............  Fidelity Management &   FIMM, FIIA, FIIA(U.K.)L
                                    Research
Mid Cap Portfolio: Initial Class
  Shares..........................  Fidelity Management &   FMR U.K., FMR Far East, FIIA,
                                    Research                FIIA(U.K.)L, FIJ, FMRC
Money Market Portfolio: Initial
  Class Shares....................  Fidelity Management &   FIMM, FIIA, FIIA(U.K.)L
                                    Research
Overseas Portfolio: Initial Class
  Shares..........................  Fidelity Management &   FMR U.K., FMR Far East, FIIA,
                                    Research                FIIA(U.K.)L, FIJ, FMRC
Real Estate Portfolio: Initial
  Class Shares....................  Fidelity Management &   FIJ, FMR U.K., FMR Far East, FIIA,
                                    Research                FIIA(U.K.)L
Value Portfolio: Initial Class
  Shares..........................  Fidelity Management &   FMR U.K., FMR Far East, FIIA,
                                    Research                FIIA(U.K.)L, FIJ, FMRC
Value Strategies Portfolio:
  Initial Class Shares............  Fidelity Management &   FIJ, FMR U.K., FMR Far East, FIIA,
                                    Research                FIIA(U.K.)L, FMRC

------------


+ Fidelity Management and Research (U.K.) Inc., London, England ("FMR U.K.");
  Fidelity Management and Research (Far East), Tokyo, Japan ("FMR Far East"); Fidelity International Investment Advisors, Pembroke, Bermuda ("FIIA"); Fidelity International Investment Advisors (U.K.) Limited, London, England ("FIIA(U.K.)L"); Fidelity Investments Japan Limited, Tokyo, Japan ("FIJ"); Fidelity Investments Money Management Inc., Merrimack, New Hampshire ("FIMM"); FMR Co. Inc., Boston ("FMRC"); Geode, Boston ("Geode")


ADDITIONS, DELETIONS OR SUBSTITUTIONS
     We reserve the right to add, combine or remove any sub-accounts of the Variable Universal Life Account when permitted by law. Each additional sub-account will purchase shares in a new portfolio or mutual fund. New sub-accounts may be established when, in our sole discretion, marketing, tax, investment or other conditions warrant such action. We will use similar considerations should there be a determination to eliminate one or more of the sub-accounts of the separate account. Any new investment option will be made available to existing owners on whatever basis we may determine.
     We retain the right, subject to any applicable law, to make substitutions with respect to the investments of the sub-accounts of the separate account. If investment in a Portfolio of the Fund should no longer be possible or if we determine it becomes inappropriate for certificates of this class, we may substitute another mutual fund or portfolio for a sub-account. Substitution may be made with respect to existing account values and future premium payments. A substitution may be made only with any necessary approval of the Securities and Exchange Commission.
     We reserve the right to transfer assets of the separate account as determined by us to be associated with the certificates to another separate account. A transfer of this kind may require the approval of state regulatory authorities and of the Securities and Exchange Commission.
     We also reserve the right, when permitted by law, to restrict or eliminate any voting right of owners or other persons who have voting rights as to the separate account, and to combine the separate account with one or more other separate accounts, and to de-register the separate account under the Investment Company Act of 1940.
     Shares of VIP are also sold to other life insurance companies' separate accounts, for the purpose of funding other variable annuity and variable life insurance contracts, including separate accounts of Northstar Life Insurance Company.
     The Fund serves as the underlying investment medium for amounts invested in life insurance company separate accounts funding both variable life insurance policies and variable annuity contracts, as the investment medium for such policies and contracts issued by Minnesota Life and other affiliated and unaffiliated life insurance companies, and as the investment medium when used by both a life insurance company to fund its policies or contracts and a participating qualified plan to fund plan benefits. It is possible that there may be circumstances where it is disadvantageous for either: (i) the owners of variable life insurance policies and variable annuity contracts to invest in the Fund at the same time, or (ii) the owners of such policies and contracts issued by different life insurance companies to invest in the Fund at the same time or
(iii) participating qualified plans to invest in shares of the Fund at the same time as one or more life insurance companies. Neither the Fund nor Minnesota Life currently foresees any disadvantage, but if the Fund determines that there is any such disadvantage due to a material conflict of interest between such policy owners and contract owners, or between different life insurance companies, or between participating qualified plans and one or more life insurance companies, or for any other reason, the Fund's Board of Directors will notify the life insurance companies and participating qualified plans of such conflict of interest or other applicable event. In that event, the life insurance companies or participating qualified plans may be required to sell the applicable Fund's shares with respect to certain groups of policy owners or contract owners, or certain participants in participating qualified plans, in order to resolve any conflict. The life insurance companies and participating qualified plans will bear the entire cost of resolving any material conflict of interest.

VOTING RIGHTS
     We will vote the shares of the Fund held in the various sub-accounts of the Variable Universal Life Account at regular and special shareholder meetings of the Fund in accordance with the owner's instructions. If, however, the Investment Company Act of 1940, as amended, or any regulation thereunder should change and we determine that it is permissible to vote the shares of the Fund in our own right, we may elect to do so. The number of votes as to which the owner has the right to instruct will be determined by dividing his or her sub-account value by the net asset value per share of the corresponding Portfolio of the Fund. The sub-account value is the number of units of a sub-account credited to a certificate multiplied by the current unit value for that sub-account. Fractional shares will be counted. The number of votes as to which the owner has the right to instruct will be determined as of the date coincident with the date established by the Fund for determining shareholders eligible to vote at the meeting of the Fund. Voting instructions will be solicited in writing prior to the meeting in accordance with procedures established by the Fund. We will vote shares of the Fund held by the separate account as to which no instructions are received in proportion to the voting instructions which are received from certificate owners with respect to all certificates participating in the separate account. Each owner having a voting interest will receive proxy material, reports and other material relating to the Fund.
     We may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that shares be voted so as to cause a change in sub-classification or investment policies of the Fund or approve or disapprove an investment advisory contract of the Fund. In addition, we may disregard voting instructions in favor of changes in the investment policies or the investment adviser of one or more of the Fund if we reasonably disapprove of such changes. A change would be disapproved only if the proposed change is contrary to state law or disapproved by state regulatory authorities on a determination that the change would be detrimental to the interests of certificate owners or if we determine that the change would be inconsistent with the investment objectives of the Fund or would result in the purchase of securities for the Fund which vary from the general quality and nature of investments and investment techniques utilized by other separate accounts created by us or any of our affiliates which have similar investment objectives. In the event that we disregard voting instructions, a summary of that action and the reason for such action will be included in the owner's next semi-annual report.

THE GUARANTEED ACCOUNT
     The guaranteed account is assets other than the loan account that are attributable to a certificate and held in our general account. The owner may allocate net premiums and may transfer net cash values of the certificate, subject to the limitations in the certificate and this prospectus, to our guaranteed account.
     Because of exemptive and exclusionary provisions, interests in Minnesota Life's guaranteed account have not been registered under the Securities Act of 1933, and the guaranteed account has not been registered as an investment company under the Investment Company Act of 1940. Therefore, neither the guaranteed account nor any interest therein is subject to the provisions of these Acts, and Minnesota Life has been advised that the staff of the SEC does not review disclosures relating to it. Disclosures regarding the guaranteed account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.
     This prospectus describes a Variable Universal Life Insurance group contract and certificate and is generally intended to serve as a disclosure document only for the aspects of the group contract and certificate relating to the sub-accounts of the separate account. For more information about the guaranteed account, please see the certificate and the summary information provided immediately below.

SUMMARY INFORMATION
     Minnesota Life's general account consists of all assets owned by Minnesota Life other than those in the separate account and any other separate accounts which we may establish. The guaranteed account is that portion of the general assets of Minnesota Life, exclusive of loans, which is attributable to the group contract and certificate described herein and others of their class. The description is for accounting purposes only and does not represent a division of the general account assets for the specific benefit of group contracts and certificates of this class. Allocations to the guaranteed account become part of the general assets of Minnesota Life and are used to support insurance and annuity obligations and are subject to the claims of our creditors. Subject to applicable law, we have sole discretion over the investment of assets of the guaranteed account. Owners do not share in the actual investment experience of the assets in the guaranteed account.
     A portion or all the net premiums may be allocated or transferred to accumulate at a fixed rate of interest in the guaranteed account, though we reserve the right to restrict the allocation of premium into the guaranteed account. Transfers from the guaranteed account to the sub-accounts of the separate account are subject to certain limitations with respect to timing and amount. These restrictions are described under the heading "Transfers." Amounts allocated or transferred to the guaranteed account are guaranteed by us as to principal and a minimum rate of interest.

GUARANTEED ACCOUNT VALUE Minnesota Life bears the full investment risk for amounts allocated to the guaranteed account and guarantees that interest credited to each owner's account value in the guaranteed account will not be less than the minimum guaranteed annual rate without regard to the actual investment experience of the guaranteed account. For group-sponsored programs implemented prior to May 1, 2001, the minimum guaranteed annual rate is 4 percent. For group-sponsored programs implemented on or after May 1, 2001 the minimum guaranteed annual rate is 3 percent. We may, at our sole discretion, credit a higher rate of interest ("excess interest") although we are not obligated to do so. Any interest credited on the certificate's account value in the guaranteed account in excess of the guaranteed minimum rate per year will be determined at our sole discretion. The owner assumes the risk that interest credited may not exceed the guaranteed minimum rate.
     Even if excess interest is credited to the guaranteed account value, no excess interest will be credited to the loan account value in the guaranteed account. However, the loan account value will be credited interest at a rate which is not less than 6 percent per annum.

                                                                         CHARGES

     Premium expense and account value charges will be deducted in connection with the certificates and paid to us, to compensate us for providing the insurance benefits set forth in the certificates, administering the certificates, incurring expenses in distributing the certificates and assuming certain risks in connection with the certificates. These charges will vary based on the group-sponsored insurance program under which the certificate is issued. We will determine the charges pursuant to our established actuarial procedures, and in doing so we will not discriminate unreasonably or unfairly against any person or class of persons. The charges for certificates under a group-sponsored insurance program are shown on the specifications page of the certificate.
     There are also advisory fees and expenses which are assessed against the asset value of each of the Portfolios of the Fund.

PREMIUM EXPENSE CHARGES
     The premium expense charges described below will be deducted from each premium payment we receive. The remaining amount, or net premium, will be allocated to the guaranteed account and/or sub-accounts of the separate account, as directed by the owner, and become part of the certificate's net cash value.

SALES CHARGE We may deduct a sales charge from each premium paid under the certificate. Sales charges vary based on the group-sponsored insurance program under which the certificate is issued. The charge will never exceed 5 percent of each premium paid. The sales charge will be determined based on a variety of factors, including enrollment procedures, the size and type of the group, the total amount of premium payments to be received, any prior existing relationship with the group sponsor, the level of commissions paid to agents and brokers and their affiliated broker-dealers, and other circumstances of which we are not presently aware. We may waive the sales charge for premiums received as a result of Internal Revenue Code section 1035 exchanges from another contract or certificate. In addition, we may waive the sales charge for premiums paid by designated payors under a group-sponsored insurance program (for example, insureds versus the group sponsor).
     The amount of the sales charge in any certificate year cannot be specifically related to sales expenses for that year. To the extent that sales expenses are not recovered from the sales charge, we will recover them from our other assets or surplus, which may include profits from the mortality and expense risk charge, the cost of insurance charge or the administration charge.

PREMIUM TAX CHARGE We will deduct a percentage of premium charge, not to exceed 4 percent of each premium received for premium taxes. Premium tax charges vary based on the group-sponsored insurance program under which the certificate is issued. This charge is to compensate us for our payment of premium taxes that are imposed by various states and local jurisdictions, and such other charges or expenses as we may incur with respect to the certificates, including guaranty fund assessments. The state and/or jurisdiction in which a group policy is issued may impose taxes that are higher or lower than the premium taxes actually imposed on the group policy. This charge will be between 0 percent and 4 percent of each premium payment. We may waive the premium tax charge for premiums received as a result of Internal Revenue Code section 1035 exchanges from another contract or certificate.

FEDERAL TAX CHARGE Due to a 1990 federal tax law change under the Omnibus Budget Reconciliation Act of 1990 ("OBRA"), as amended, insurance companies are generally required to capitalize and amortize certain acquisition expenses rather than currently deducting such expenses. This has resulted in an additional corporate income tax liability for insurance companies. For certificates deemed to be group certificates for purposes of OBRA, we make a charge against each premium payment to compensate us for the additional corporate taxes we pay for these policies. For group-sponsored programs implemented prior to April 1, 2000, the charge will not exceed 0.25 percent of premium. For group-sponsored programs implemented on or after April 1, 2000, the charge will not exceed 0.35 percent of premium. OBRA imposes a higher certificate acquisition expense to be capitalized on certificates deemed to be individual contracts under OBRA which results in significantly higher corporate income tax liability for those deemed individual contracts. Thus, under certificates deemed to be individual contracts under OBRA, we make a charge of up to 1.25 percent of each premium payment. We may waive the federal tax charge for premiums received as a result of Internal Revenue Code section 1035 exchanges from another contract or certificate.

ACCOUNT VALUE CHARGES
     The account value charges described below will be deducted from the net cash value. If the net cash value is insufficient to cover the account value charges, the certificate will lapse unless sufficient payment is received within the grace period.

MONTHLY DEDUCTION The charges deducted as part of the monthly deduction vary based on the group-sponsored insurance program under which the certificate is issued. As of the certificate date and each subsequent monthly anniversary, we will deduct an amount from the net cash value of the owner's certificate to cover certain charges and expenses incurred in connection with the certificate. The monthly deduction will be the sum of the following applicable items: (1) an administration charge; (2) a cost of insurance charge; and (3) the cost of any additional insurance benefits provided by rider. The monthly anniversary is the first day of each calendar month on, or following, the issue date. The monthly deduction will be deducted from the guaranteed account value and the separate account value in the same proportion that those values bear to the net cash value and, as to the separate account, from each sub-account in the proportion that the sub-account value in such sub-account bears to the separate account value of the certificate.
     We may deduct an ADMINISTRATION CHARGE from the net cash value of the certificate each month. The administration charge will never exceed $4 per month. This charge is to compensate us for expenses incurred in the administration of the certificates. These expenses include the costs of processing enrollments, determining insurability, and establishing and maintaining certificate records. Differences in the administration charge applicable to specific group-sponsored insurance programs will be determined based on expected differences in the administrative costs for the certificates or in the amount of revenues that we expect to derive from the charge. Such differences may result, for example, from the number of eligible members in the group, the type and scope of administrative support provided by the group sponsor, the expected average certificate size, and the features to be included in certificates under the group-sponsored insurance program. An eligible member is a member of the group seeking insurance who meets the requirements stated on the specifications page of the group contract. This charge is not designed to produce a profit.
     The monthly COST OF INSURANCE will be calculated by multiplying the applicable cost of insurance rate based on the insured's attained age and rate class by the net amount at risk for each certificate month. The attained age is the issue age of the insured plus the number of completed certificate years. The net amount at risk for a certificate month is the difference between the death benefit and the account value. The net amount at risk may be affected by changes in the face amount of the certificate or by changes in the account value. Account value, to the extent invested in sub-accounts of the separate account, will vary depending upon the investment performance of the sub-accounts.
     Cost of insurance rates for each group-sponsored insurance program are determined based on a variety of factors related to group mortality including gender mix, average amount of insurance, age distribution, occupations, industry, geographic location, participation, level of medical underwriting required, degree of stability in the charges sought by the group sponsor, prior mortality experience of the group, number of actual or anticipated owners electing the continuation option, and other factors which may affect expected mortality experience. In addition, cost of insurance rates may be intended to cover expenses to the extent they are not covered by the other certificate charges. Changes in the current cost of insurance rates may be made based on any factor which affects the actual or expected mortality or expenses of the group.
     Changes to the cost of insurance rates are generally effective on the anniversary of the issuance of the group policy, although changes may be made at other times if warranted due to a change in the underlying characteristics of the group, changes in benefits included in certificates under the group contract, experience of the group, changes in the expense structure, or a combination of these factors.
     Any changes in the current cost of insurance rates will apply to all persons of the same attained age and rate class under the group-sponsored insurance program. We and the group contractholder will agree to the number of classes and characteristics of each rate class. The classes may vary by tobacco users and non-tobacco users, active and retired status, owners of coverage continued under the continuation provision and other owners, and/or any other nondiscriminatory classes agreed to by the group sponsor.
     The current cost of insurance rates will not be greater than the guaranteed cost of insurance rates set forth in the certificate. These guaranteed rates are 125 percent of the maximum rates that could be charged based on 1980 Commissioners Standard Ordinary Mortality Tables ("1980 CSO Table"). The guaranteed rates are higher than 100 percent of the 1980 CSO Table because we may use a simplified underwriting approach and may issue policies that do not require medical evidence of insurability. The current cost of insurance rates are generally lower than 100 percent of the 1980 CSO Table. (For purposes of premiums under Section 7702 of the Internal Revenue Code of 1986, as amended, we will use 100 percent of the 1980 CSO Table.)

PARTIAL SURRENDER CHARGE For certificates under some group-sponsored insurance programs, a transaction charge will be assessed against the net cash value for each partial surrender to cover the administrative costs incurred in processing the partial surrender. The charge will not exceed the lesser of $25 or 2 percent of the amount withdrawn. This charge will be assessed in the same manner as the monthly deduction. This charge is not designed to produce a profit.

TRANSFER CHARGE There is currently no charge assessed on transfers of net cash value between the guaranteed account and the separate account or among the sub-accounts of the separate account. A charge, not to exceed $10 per transfer, may be imposed in the future.

ADDITIONAL BENEFITS CHARGES Additional benefits may be included with the certificate by rider, subject to the limitations of the group policy and this prospectus. Some of these additional benefits will have charges associated with them. For a complete discussion of additional benefits see the "Additional Benefits" section of this prospectus.

SEPARATE ACCOUNT CHARGES
     We assess a MORTALITY AND EXPENSE RISK CHARGE directly against the separate account assets. This charge will vary based on the group-sponsored insurance program under which the certificate is issued. The annual rate will not exceed ..50 percent of the average daily assets of the separate account. The mortality and expense risk charge compensates us for assuming the risk that the cost of insurance and other charges will be insufficient to cover the actual mortality experience and other costs in connection with the policies.
     Differences in the mortality and expense risk charge rates applicable to different group-sponsored insurance programs will be determined by us based on differences in the levels of mortality and expense risk under those contracts. Differences in mortality and expense risk arise principally from the fact that:
(1) the factors used to determine cost of insurance and administration charges are more uncertain for some group-sponsored insurance programs than for others; and (2) our ability to recover any unexpected mortality and administration costs will also vary from group-sponsored insurance program to group-sponsored insurance program, depending on the charges established for policies issued under the group-sponsored insurance program, and on other financial factors.
     We reserve the right to deduct a charge against the separate account assets, or make other provisions for, any additional tax liability we may incur with respect to the separate account, the group contract or the certificates, to the extent that those liabilities exceed the amounts recovered through the deduction from premiums for premium taxes and federal taxes. No such charge or provision is made at the present time.

FUND CHARGES
     Shares of the Fund are purchased for the separate account at their net asset value, which reflects advisory fees and portfolio expense fees which are assessed against the net asset value of each of the Portfolios of the Fund. Advisory fees and portfolio expense fees of the Fund are described in each Fund's prospectus.
     FMR, a subsidiary of FMR Corp., is adviser to each of the Portfolios. The advisory fees for VIP are made pursuant to a contractual agreement between VIP and FMR. For more information about these Funds, see the prospectus of the Variable Insurance Products Funds which accompany this prospectus.

GUARANTEE OF CERTAIN CHARGES
     We will not increase the following charges for group policies: (1) the maximum sales charge; (2) the maximum premium tax charge; (3) the federal tax charge (unless there is a change in the law regarding the federal income tax treatment of deferred acquisition costs); (4) the maximum cost of insurance charge; (5) the maximum administration charge; (6) the maximum partial surrender transaction charge; (7) the maximum transfer charge; and (8) the maximum separate account charge for mortality and expense risk.

                             INFORMATION ABOUT THE GROUP POLICY AND CERTIFICATES

APPLICATIONS AND ISSUANCE
     We will generally issue a group contract to a group, as defined and permitted by state law. For example, a group contract may be issued to an employer, whose employees and/or their spouses may become insured thereunder so long as the person is within a class of members eligible to be included in the group contract. The class(es) of members eligible to be insured by a certificate under the group contract are set forth in that group contract's specifications page. The group contract will be issued upon receipt of a signed application for the group contract signed by a duly authorized officer of the group wishing to enter into a group contract and the acceptance of that signed application by a duly authorized officer of Minnesota Life at its home office. Individuals wishing to purchase a certificate insuring an eligible member under a group-sponsored insurance program must complete the appropriate application for life insurance and submit it to our home office. If the application is approved, we will issue either a certificate or an individual policy to give to the owner. The issue of a group contract or an individual policy and their associated forms is always subject to the approval of those documents by state insurance regulatory authorities for use.
     Individuals who satisfy the eligibility requirements under a particular group contract may be required to submit to an underwriting procedure which requires satisfactory responses to certain health questions in the application and to provide, in some cases, medical information. Acceptance of an application is subject to our underwriting rules, and we reserve the right to reject an application for any reason.
     A certificate will not take effect until the owner signs the appropriate application for insurance, the initial premium has been paid prior to the insured's death, the insured is eligible, and we approve the completed signed application. The date on which the last event occurs shall be the effective date of coverage ("issue date").

DOLLAR COST AVERAGING
     We currently offer a dollar cost averaging option enabling the owner to preauthorize automatic monthly or quarterly transfers from the Money Market Sub-Account to any of the other sub-accounts. There is no charge for this option. The transfers will occur on monthly anniversaries. Dollar cost averaging is a systematic method of investing in which securities are purchased at regular intervals in fixed dollar amounts so that the cost of the securities is averaged over time and possibly over various market values. Since the value of the units will vary over time, the amounts allocated to a sub-account will result in the crediting of a greater number of units when the unit value is low and a lesser number of units when the unit value is high. Dollar cost averaging does not guarantee profits, nor does it assure that a certificate will not have losses.
     To elect dollar cost averaging the owner must have at least $3,000 in the Money Market Sub-Account. The automatic transfer amount from the Money Market Sub-Account must be at least $250. The minimum amount that may be transferred to any one of the other sub-accounts is $50. We reserve the right to discontinue, modify or suspend the dollar cost averaging program at any time.
     A dollar cost averaging request form is available to the owner upon request. On the form the owner will designate the specific dollar amount to be transferred, the sub-accounts to which the transfer is to be made, the desired frequency of the transfer and the total number of transfers to be made. If at any time while the dollar cost averaging option is in effect, the amount in the Money Market Sub-Account is insufficient to cover the amount designated to be transferred the current election in effect will terminate.
     An owner may instruct us at any time to terminate the dollar cost averaging election by giving us a request in writing or through any other method made available by us under the group-sponsored insurance program. The amount from which transfers were being made will remain in the Money Market Sub-Account unless a transfer request is made.

Transfers made pursuant to the dollar cost averaging option will not be subject to any transfer charges, in the event such charges are imposed.

FREE LOOK
     It is important to us that the owner is satisfied with the certificate after it is issued. If the owner is not satisfied with it, the owner may return the certificate to us within 10 days after the owner receives it. If the certificate is returned, the owner will receive within seven days of the date we receive the notice of cancellation a full refund of the premiums paid.
     A request for an increase in face amount also may be canceled. The request for cancellation must be made within the 10 days, or that period required by applicable state law, after the owner receives the new certificate specifications page for the increase.
     Upon cancellation of an increase, the owner may request that we refund the amount of the additional charges deducted in connection with the increase. This will equal the amount by which the monthly deductions since the increase went into effect exceeded the monthly deductions which would have been made without the increase. If no request is made, we will increase the certificate's account value by the amount of these additional charges. This amount will be allocated among the sub-accounts of the separate account and guaranteed account in the same manner as it was deducted.

CONVERSION RIGHT TO AN INDIVIDUAL POLICY
     If life insurance provided under the group contract is not continued upon termination of the insured's eligibility under the group contract, or if the group contract terminates or is amended so as to terminate the insurance, the owner may convert the insurance under the group contract to an individual policy of life insurance with us subject to the following:
- The owner's written application to convert to an individual policy and the first premium for the individual policy must be received in our home office within 31 days of the date the owner's insurance terminates under the group contract.
- The owner may convert all or a part of the group insurance in effect on the date that the owner's coverage terminated to any individual life insurance policy we offer, except a policy of term insurance. We will issue the individual policy on the policy forms we then use for the plan of insurance the owner has requested. The premium charge for this insurance will be based upon the insured's age as of his or her nearest birthday.
- If the insured should die within 31 days of the date that the group contract terminates, the full amount of insurance that could have been converted under this policy will be paid.
     In the case of the termination of the group contract, we may require that an insured under a certificate issued under the group contract be so insured for at least five years prior to the termination date in order to qualify for the above conversion privilege.

CONTINUATION OF GROUP COVERAGE
     If the insured's eligibility under a group contract ends, the owner's current group coverage may continue unless the certificate is no longer in force or the limitations below are true as of the date eligibility ends:
-   The group contract has terminated; or
- The owner has less than the required minimum in his or her net cash value after deduction of charges for the month in which eligibility ends. The required minimum will vary based on the group-sponsored program under which the certificate is issued. The minimum will never be higher than $250.
     The insurance amount will not change unless the owner requests a change. We reserve the right to alter all charges not to exceed the maximums. These charges may be higher than those applicable to policies under the group contract that have not been continued under this provision.
     Termination of the group contract by the contractholder or us will not terminate the insurance then in force under the terms of the continuation provision. The group contract will be deemed to remain in force solely for the purpose of continuing such insurance, but without further obligation of the contractholder. A contractholder is an entity that is issued a group contract.

ADDITIONAL BENEFITS
     Subject to certain requirements, one or more of the following additional insurance benefits may be added to the certificate by rider. However, some group contracts may not offer each of the additional benefits described below. Certain riders may not be available in all states. The descriptions below are intended to be general; the terms of the certificate riders providing the additional benefits may vary from state to state, and the certificate should be consulted. New benefit riders which are subsequently developed may also be offered under some group-sponsored insurance programs, and the terms of the riders will be identified in the certificate. The cost of any additional insurance benefits will be deducted as part of the monthly deduction.

ACCELERATED BENEFITS RIDER Provides for the accelerated payment of all or a portion of the death benefit proceeds if the insured is terminally ill, subject to the minimums and maximums specified in the rider. Eligibility requirements and conditions for payment of accelerated benefits are also described in the rider. The amount of accelerated benefits payable is calculated by multiplying the death benefit by an accelerated benefit factor defined in the rider. Accelerated benefits will be paid to the owner unless the owner validly assigns them otherwise. The receipt of benefits under the rider may have tax consequences and the owner should seek assistance from a qualified tax adviser. There is no charge for this rider.

WAIVER OF PREMIUM RIDER Provides for the waiver of the monthly deduction while the insured is totally disabled, subject to certain limitations described in the rider. The insured must have become disabled before the age specified in the rider.

ACCIDENTAL DEATH AND DISMEMBERMENT RIDER Provides additional insurance if the insured dies or becomes dismembered as a result of an accidental bodily injury, as defined in the rider. Under the terms of the rider, the additional benefits provided in the certificate will be paid upon receipt of proof by us that the death or dismemberment resulted directly from accidental injury and independently of all other causes. The death or dismemberment must occur within the timeframes specified in the rider.

CHILD RIDER Provides for term insurance on the insured's children, as specified in the rider. To be eligible for the insurance, the child must be of eligible age as indicated in the rider and be dependent upon the insured for financial support. Under terms of the rider, the death benefit will be payable to the owner of the certificate to which the rider is attached.

SPOUSE RIDER Provides for term insurance on the insured's spouse and children, as specified in the rider. To be eligible for the insurance, spouse and children must meet the eligibility requirements indicated in the rider. Under terms of the rider, the death benefit will be payable to the owner of the certificate to which the rider is attached.

POLICYHOLDER CONTRIBUTION RIDER Allows the contractholder to pay for all or a portion of the monthly charges under the certificate without affecting the account value which may accumulate due to employee-paid net premiums. The portion of the net premium paid by the contractholder will be allocated to the guaranteed account. On the same day such premium is allocated, the charges the contractholder intends to cover will be deducted from the guaranteed account value. There is no charge for this rider.

GENERAL MATTERS RELATING TO THE CERTIFICATE

POSTPONEMENT OF PAYMENTS Normally, we will pay any certificate proceeds within seven days after our receipt of all the documents required for such a payment. Other than the death proceeds for a certificate with an Option B death benefit, for which the account value portion of the death benefit is determined as of the date of payment, the amount of payment will be determined as of the end of the valuation period during which a request is received at our home office. However, we reserve the right to defer certificate payments, including loans, for up to six months from the date of the owner's request, if such payments are based upon certificate values which do not depend on the investment performance of the separate account. In that case, if we postpone a payment other than a loan payment for more than 31 days, we will pay the owner interest for the period that payment is postponed at the greater of the minimum guaranteed annual rate or the minimum rate required by state law. For group-sponsored programs implemented prior to May 1, 2001, the minimum guaranteed annual rate is 4 percent. For group-sponsored programs implemented on or after May 1, 2001, the minimum guaranteed annual rate is 3 percent. For payments based on certificate values which do depend on the investment performance of the separate account, we may defer payment only: (a) for any period during which the New York Stock Exchange is closed for trading (except for normal holiday closing); or (b) when the Securities and Exchange Commission has determined that a state of emergency exists which may make such payment impractical.

THE CERTIFICATE The certificate, the attached signed application, endorsements, any signed application for an increase in face amount and any signed application for reinstatement constitute the entire contract between the owner and us. Apart from the rights and benefits described in the certificate and incorporated by reference into the group contract, the owner has no rights under the group contract. All statements made by the owner or insured in the signed application are considered representations and not warranties, except in the case of fraud. Only statements in the application and any supplemental applications can be used to contest a claim or the validity of the certificate. Any change to the certificate must be approved in writing by the President, a Vice President, Secretary or an Assistant Secretary of Minnesota Life. No agent has the authority to alter or modify any of the terms, conditions or agreements of the group policy or certificate or to waive any of its provisions.

CONTROL OF CERTIFICATE The insured will be considered the owner of the certificate unless another person is shown as the owner in the signed application. Ownership may be changed, however, by assigning the certificate as described below. The owner is entitled to all rights provided by the certificate, prior to its maturity date. After the maturity date, the owner cannot change the payee nor the mode of payment, unless otherwise provided in the certificate. Any person whose rights of ownership depend upon some future event will not possess any present rights of ownership. If there is more than one owner at a given time, all must exercise the rights of ownership. If the owner should die, and the owner is not the insured, the owner's interest will go to his or her estate unless otherwise provided.

MATURITY A certificate of insurance under the group contract matures in an amount equal to the certificate's net cash value upon the insured's 95th birthday.

BENEFICIARY The beneficiary is the person(s) named in a signed application for insurance or by later designation to receive certificate proceeds in the event of the insured's death. The owner may name one or more beneficiaries on the signed application to receive the death benefit. The owner may choose to name a beneficiary that the owner cannot change without the beneficiary's consent. This is called an irrevocable beneficiary. If the owner has not named an irrevocable beneficiary, the owner has reserved the right to change the beneficiary by filing a subsequent written request with us. In that event, we will pay the death benefit to the beneficiary named in the most recent change of beneficiary request as provided for in the certificate.
     If a beneficiary dies before the insured, that beneficiary's interest in the certificate ends with that beneficiary's death. Only those beneficiaries who survive the insured will be eligible to share in the proceeds. If no beneficiary survives the insured we will pay the proceeds according to the following order of priority identified in the group contract.

CHANGE OF BENEFICIARY If the owner has reserved the right to change the beneficiary, the owner can file a written request with us to change the beneficiary. If the owner has named an irrevocable beneficiary, the written consent of the irrevocable beneficiary will be required. The owner's written request will not be effective until it is recorded in our home office records. After it has been so recorded, it will take effect as of the date the owner signed the request.
     However, if the insured dies before the request has been so recorded, the request will not be effective as to those proceeds we have paid before the owner's request was so recorded.

SETTLEMENT OPTIONS The death benefit proceeds of a certificate will be payable if we receive due proof satisfactory to us of the insured's death while it is in force. The proceeds will be paid from our home office and in a single sum unless a settlement option has been selected.
     We will pay interest on the face amount of single sum death proceeds from the date of the insured's death until the date of payment at any annual rate to be determined by us, but never less than the minimum guaranteed rate, compounded annually, or the minimum rate required by state law. For group-sponsored programs implemented prior to May 1, 2001, the minimum guaranteed annual rate is 4 percent. For group-sponsored programs implemented on or after May 1, 2001, the minimum guaranteed annual rate is 3 percent. Death benefits proceeds arising from the account value, as under Option B, will continue to reflect the separate account experience until the time of payment of those amounts.
     The proceeds of a certificate may be paid in other than a single sum and the owner may, during the lifetime of the insured, request that we pay the proceeds under one of the certificate's settlement options. We may also use any other method of payment acceptable to both the owner and us. Unless the owner elects otherwise, a beneficiary may select a settlement option after the insured's death. A settlement option may be selected only if the payments are to be made to a natural person in that person's own right.
     Each settlement option is payable in fixed amounts as described below. A person electing a settlement option will be asked to sign an agreement covering the election which will state the terms and conditions of the payments. The payments do not vary with the investment performance of the separate account.
- INTEREST PAYMENTS This option will provide payment of interest on the proceeds at such times and for a period that is agreeable to the person electing the settlement option and us. Withdrawal of proceeds may be made in amounts of at least $500. At the end of the period, any remaining proceeds will be paid in either a single sum or under any other method we approve.
- FIXED PERIOD ANNUITY This is an annuity payable in monthly installments for a specified number of years, from one to twenty years. The amount of guaranteed payments for each $1,000 of proceeds applied would be shown on the settlement option agreement.
- LIFE ANNUITY This is an annuity payable monthly during the lifetime of the person who is to receive the income and terminating with the last monthly payment immediately preceding that person's death. We may require proof of the age and gender of the annuitant. The amount of guaranteed payments for each $1,000 of proceeds applied would be shown in the settlement option agreement. It would be possible under this option for the annuitant to receive only one annuity payment if he or she died prior to the due date of the second annuity payment, two if he or she died before the due date of the third annuity payment, etc.
- PAYMENTS OF A SPECIFIED AMOUNT This is an annuity payable in a specified amount until the proceeds and interest are fully paid.
     The minimum amount of interest we will pay under any settlement option will never be less than the minimum guaranteed annual rate, compounded annually, or the minimum rate required by state law. For group-sponsored programs implemented prior to May 1, 2001, the minimum guaranteed annual rate is 4 percent. For group-sponsored programs implemented on or after May 1, 2001, the minimum guaranteed annual rate is 3 percent.
     Additional interest earnings, if any, on deposits under a settlement option will be payable as determined by us.

CERTIFICATE CHANGES We reserve the right to limit the number of certificate changes to one per certificate year and to restrict such changes in the first certificate year. For this purpose, changes include increases or decreases in face amount. No change will be permitted that would result in the death benefit under a certificate being included in gross income due to not satisfying the requirements of Section 7702 of the Internal Revenue Code or any applicable successor provision.

CONFORMITY WITH STATUTES If any provision in a certificate is in conflict with the laws of the state governing the certificate, the provision will be deemed to be amended to conform to such laws.

CLAIMS OF CREDITORS Except as provided by law, neither the certificate nor any payment thereunder will be subject to the claims of creditors or to any legal process.

INCONTESTABILITY After a certificate has been in force during the insured's lifetime for two years from the certificate date, we cannot contest the insurance for any loss that is incurred more than two years after the certificate date, unless the net cash value has dropped below the amount necessary to pay the insured's cost of insurance on the insured's life. However, if there has been an increase in the amount of insurance for which we required evidence of insurability, then, to the extent of the increase, any loss which occurs within two years of the effective date of the increase will be contestable. We may elect to waive our right to contest the insurance for any loss that is incurred within two years after the certificate issue date where the certificate replaces existing coverage.

ASSIGNMENT The certificate may be assigned. However, we will not be bound by any assignment unless it is in writing and filed at our home office in St. Paul, Minnesota, and we send the owner an acknowledged copy. We assume no responsibility for the validity or effect of any assignment of the certificate or of any interest in it. Any claim made by an assignee will be subject to proof of the assignee's interest and the extent of the assignment. A valid assignment will take precedence over any claim of a beneficiary.

SUICIDE If the insured, whether sane or insane, dies by suicide within two years of the original certificate date, our liability will be limited to an amount equal to the premiums paid for the certificate. If there has been a face amount increase for which we required evidence of insurability, and if the insured dies by suicide within two years from the effective date of the increase, our liability with respect to the increase will be limited to an amount equal to the premiums paid for that increase.
     If the insured is a Missouri citizen when the certificate is issued, this provision does not apply on the issue date of the certificate, or on the effective date of any increase in face amount, unless the insured intended suicide when the certificate, or any increase in face amount, was applied for.
     If the insured is a citizen of Colorado or North Dakota, the duration of this suicide provision is for one year instead of two.

MISSTATEMENT OF AGE If the age of the insured has been misstated, the death benefit and account value will be adjusted. The adjustment will be the difference between two amounts accumulated with interest. These two amounts are:
-   the monthly cost of insurance charges that were paid; and
- the monthly cost of insurance charges that should have been paid based on the insured's correct age.
     The interest rates used are the rates that were used in accumulating guaranteed account values for that time period.

EXPERIENCE CREDITS Each year we will determine if the certificate will receive an experience credit. Experience credits, if received, may be added to the owner's account value or, if the owner elects, they may be paid in cash. Experience credits will vary based on the terms, claims experience and cost of insurance for the group-sponsored insurance program under which the group contract is issued. We will determine experience credits pursuant to our established actuarial procedures. We do not expect any experience credits will be declared.
     An experience credit applied to the account value will be allocated to the guaranteed account or to the sub-accounts of the separate account in accordance with the owner's current instructions for the allocation of net premiums. In the absence of such instructions, experience credits will be allocated to the guaranteed account value and separate account value in the same proportion that those account values bear to the net cash value and, as to the account value in the separate account, to each sub-account in the proportion that the sub-account value bears to the separate account value.

REPORTS Each year we will send the owner a report. At a minimum, the report will include the account value, the face amount, and the death benefit as of the date of the report, the premiums paid during the year, loan activity and the certificate value. The report will be sent to the owner without cost. The report will be as of a date within two months of its mailing.

GENERAL PROVISIONS OF THE GROUP CONTRACT

ISSUANCE The group contract will be issued upon receipt of an application for group insurance signed by a duly authorized officer of the group sponsor and acceptance by a duly authorized officer of Minnesota Life at our home office.

TERMINATION The contractholder may terminate a group contract by giving us 31 days prior written notice of the intent to terminate. In addition, we may terminate a group contract or any of its provisions on 61 days' notice. We may elect to limit the situations in which we may exercise our right to terminate the group contract to situations such as the non-payment of premiums or where, during any twelve month period, the aggregate specified face amount for all certificates under the group contract or the number of certificates under a group contract decreases by certain amounts or below the minimum permissible levels we establish for the group contract. No individual may become insured under the group contract after the effective date of a notice of termination. However, if the group contract terminates, certificates may be allowed to convert to individual coverage as described under the heading "Conversion Privilege to an Individual Certificate."
     Upon termination of a group contract, we reserve the right to complete the distribution of account values attributable to the guaranteed account over a period of time determined by us, but not more than six months. This delayed distribution does not in any way continue or extend any insurance that has otherwise terminated due to termination of a group contract.
     Termination of the group contract by the contractholder or us will not terminate the insurance then in force under the terms of the continuation provision. The group contract will be deemed to remain in force solely for the purpose of continuing such insurance, but without further obligation of the contractholder.

RIGHT TO EXAMINE GROUP CONTRACT The contractholder may terminate the group contract within 10 days, or that period required by law, after receiving it. To cancel the group contract, the contractholder should mail or deliver the group contract to us.

ENTIRE GROUP CONTRACT The group contract, the attached copy of the contractholder's signed application and any additional agreements constitute the entire contract between the contractholder and us. All statements made by the contractholder, any owner or any insured will be deemed representations and not warranties. A misstatement will not be used in any contest or to reduce claim under the group contract, unless it is in writing. A copy of the signed application containing such misstatement must have been given to the contractholder or to the insured or to his or her beneficiary, if any.

OWNERSHIP OF GROUP CONTRACT AND GROUP CONTRACT CHANGES The contractholder owns the group contract. The group contract may be changed or amended by agreement between us and the contractholder without the consent of, or notice to, any person claiming rights or benefits under the group contract. However, unless the contractholder owns all of the certificates issued under the group contract, the contractholder does not have any ownership interest in the certificates issued under the group contract. The rights and benefits under the certificates of the owners, insureds and beneficiaries are as set forth in this prospectus and in the certificates.

CERTIFICATE PREMIUMS

     A premium must be paid to put a certificate in force, and may be remitted to us by the group contractholder on behalf of the owner. The initial premium for a certificate must cover the premium expense charges and the first month's deductions. Premiums paid after the initial premium may be in any amount. A premium must be paid when there is insufficient net cash value to pay the monthly deduction necessary to keep the certificate in force.
     When the certificate is established, the certificate's specifications page may show premium payments scheduled and the amounts of those payments. However, under the certificate, the owner may elect to omit making those premium payments. Failure to pay one or more premium payments will not cause the certificate to lapse until such time as the net cash value is insufficient to cover the next monthly deduction. Therefore, unlike traditional insurance certificates, a certificate does not obligate the owner to pay premiums in accordance with a rigid and inflexible premium schedule.
     Failure of a group contractholder to remit the authorized premium payments may cause the group contract to terminate. Nonetheless, provided that there is sufficient net cash value to prevent the certificate from lapsing, the owner's insurance can be converted to an individual policy of life insurance in the event of such termination. (See "Conversion Privilege to an Individual Policy".) The owner's insurance can continue if the insured's eligibility under the group-sponsored insurance program terminates because the insured is no longer a part of the group or otherwise fails to satisfy the eligibility requirements set forth in the specifications page to the group contract or certificate. (See "Continuation of Group Coverage".)

PREMIUM LIMITATIONS
     After the payment of the initial premium, and subject to the limitations described in this prospectus, premiums may be paid at any time in any amount while the insurance is in force under the certificate. Since the certificate permits flexible premium payments, it may become a modified endowment contract. (See "Federal Tax Status".) When we receive the signed application, our systems will test the owner's elected premium schedule to determine, if it is paid as scheduled and if there is no change made to the certificate, whether it will result in the certificate being classified as a modified endowment contract for federal income tax purposes. Our systems will continue to test the certificate with each premium payment to determine whether the certificate has attained this tax status. If we determine that the certificate has attained the status of a modified endowment contract, we will mail the owner a notice. The owner will be given a limited amount of time, subject to the restrictions under the Code, to request that the certificate maintain the modified endowment contract status. If the owner does not request to have this tax status maintained, the excess premium amounts paid that caused this tax status will be returned with interest at the end of the certificate year to avoid the certificate being classified as a modified endowment contract. The owner may request an immediate refund if it is desired earlier.

ALLOCATION OF NET PREMIUMS AND ACCOUNT VALUE
     Net premiums, which are premiums after the deduction of the charges assessed against premiums, are allocated to the guaranteed account and/or sub-accounts of the separate account which, in turn, invest in shares of the Fund. Net premiums are valued as of the end of the valuation period in which they are received. For a discussion of valuation periods see the "Unit Value" section of this prospectus.
     The owner makes the selection of the sub-accounts and/or the guaranteed account on the signed application for the certificate. The owner may change the allocation instructions for future premiums by giving us a request in writing or through any other method made available by us under the group-sponsored insurance program. The allocation to the guaranteed account or to any sub-account of the separate account must be at least 10 percent of the net premium.
     Where the contractholder owns all the certificates and in certain other circumstances (for example, for split-dollar insurance programs), we will delay the allocation of net premiums to sub-accounts or the guaranteed account for a period of 10 days after certificate issue or certificate change to reduce market risk during this "free look" period. Net premiums will be allocated to the Money Market Sub-Account until the end of the period. We reserve the right to similarly delay the allocation of net premiums to sub-accounts for other group-sponsored insurance programs for a period of 10 days after certificate issue or certificate change. This right will be exercised by us only when we believe economic conditions make it necessary to reduce market risk during the "free look" period. If we exercise this right, net premiums will be allocated to the Money Market Sub-Account until the end of the period.
     We reserve the right to restrict the allocation of net premiums to the guaranteed account for certificates under some group-sponsored insurance programs. For these certificates, the maximum allocation of net premiums to the guaranteed account will range from 0 percent to 50 percent. Under certain group-sponsored insurance programs we have exercised this right by prohibiting allocations to the guaranteed account. Any such prohibitions will be identified in the certificates.

                                                DEATH BENEFIT AND ACCOUNT VALUES

     If the certificate is in force at the time of the insured's death, upon receipt of due proof of death, we will pay the death benefit proceeds of the certificate based on the death benefit option elected by the contractholder.
     The group sponsor may choose one of two death benefit options for all participants under the group-sponsored program. Once elected, the death benefit option chosen by the group-sponsor shall remain unchanged. There is a level death benefit ("Option A") and a variable death benefit ("Option B"). The death benefit under either option will never be less than the current face amount of the certificate (less any unpaid monthly deductions) as long as the certificate remains in force and there are no loans. The face amount elected must be at least the minimum stated on the specifications page of the certificate.

OPTION A -- LEVEL DEATH BENEFIT
     The amount of the death benefit for Option A is determined as follows:
- the face amount of insurance on the insured's date of death while the certificate is in force; plus
- the amount of the cost of insurance for the portion of the certificate month from the date of death to the end of the certificate month; less
-   any outstanding certificate loans and accrued loan interest charged; less
- any unpaid monthly deductions determined as of the date of the insured's death.

OPTION B -- INCREASING DEATH BENEFIT
     The amount of the death benefit for Option B is determined as follows:
- the face amount of insurance on the insured's date of death while the certificate is in force; plus
- the amount of the owner's account value as of the date we receive due proof of death satisfactory to us; plus
- the amount of the cost of insurance for the portion of the certificate month from the date of death to the end of the certificate month; plus
-   any monthly deductions taken under the certificate since the date of death;
    less
-   any outstanding certificate loans and accrued loan interest charged; less
- any unpaid monthly deductions determined as of the date of the insured's death.
     At issue, the group sponsor may choose between two tests that may be used to determine if a certificate qualifies as life insurance as defined by Section 7702 of the Code. Once a test is selected for a certificate, it shall remain unchanged for that certificate. The group sponsor must select the same test for all certificates. The two tests are the Guideline Premium/Cash Value Corridor Test and the Cash Value Accumulation Test. The test selected will determine how the death benefit is calculated in the event the account value or the premiums paid exceed certain limits established under Section 7702.
     The Cash Value Accumulation Test requires that the death benefit be greater than the account value times a specified percentage. The Guideline Premium/Cash Value Corridor Test limits the amount of premiums which may be paid in addition to requiring that the death benefit be greater than the account value times a specified percentage. Each certificate will be tested when premiums are paid, at the end of each month and at death for compliance to the test chosen for that certificate. Under either test, if the death benefit is not greater than the applicable percentage of the account value, we will increase the face amount or return premium with interest to maintain compliance with IRC Section 7702.
     For the Cash Value Accumulation Test, the applicable percentage by which to multiply the account value to determine the minimum death benefit requirement varies by the age and underwriting class of the insured. The following table contains illustrative applicable percentages for this test for the non-tobacco underwriting class:

                             Applicable
Attained Age                 Percentage
------------                 ----------
35.........................    432.4%
45.........................    310.2
55.........................    226.9
65.........................    171.8
75.........................    137.5

     For the Guideline Premium/Cash Value Corridor Test, the applicable percentage by which to multiply the account value to determine the minimum death benefit requirement varies only by the age of the insured. The following table contains the applicable percentages for the account value portion of this test:

                             Applicable
Attained Age                 Percentage
------------                 ----------
40 & below.................      250%
41.........................      243
42.........................      236
43.........................      229

                             Applicable
Attained Age                 Percentage
------------                 ----------
44.........................      222
45.........................      215
46.........................      209
47.........................      203
48.........................      197
49.........................      191
50.........................      185
51.........................      178
52.........................      171
53.........................      164
54.........................      157
55.........................      150
56.........................      146
57.........................      142
58.........................      138
59.........................      134
60.........................      130
61.........................      128
62.........................      126
63.........................      124
64.........................      122
65.........................      120
66.........................      119
67.........................      118
68.........................      117
69.........................      116
70.........................      115
71.........................      113
72.........................      111
73.........................      109
74.........................      107
75-90......................      105
91.........................      104
92.........................      103
93.........................      102
94.........................      101
95.........................      100

     Several factors that may influence the premium limit under the Guideline Premium/ Cash Value Corridor Test include: the current and past face amounts of the certificate, the certificate year, the age at certificate issue, the age at any face amount change, and the underwriting class of the insured as well as the charges under the certificate. You may call us at (800) 843-8358, during our normal business hours of 8:00 a.m. to 4:45 p.m., Central time, if you would like us to calculate the maximum premium you may pay under your certificate for this test. If you pay up to the maximum premium amount your certificate may become a modified endowment contract. (See "Federal Tax Status".)

CHANGE IN FACE AMOUNT
     Subject to certain limitations set forth below, an owner may increase or decrease the face amount of a certificate. A written request must be sent directly to us for a change in the face amount. A change in the face amount will affect the net amount at risk which affects the cost of insurance charge. (See "Charges".) In addition, a change in the face amount of a certificate may result in a material change in the certificate that may cause it to become a modified endowment contract. More information on this subject and possible federal income tax consequences of this result is provided under the heading "Federal Tax Status."

INCREASES If an increase in the current face amount is applied for, we reserve the right to require evidence of insurability from the insured. The increase will become effective on the monthly anniversary on or following approval of the change or on any other date mutually agreed upon between the owner and us. Although an increase need not necessarily be accompanied by an additional premium (unless it is required to meet the next monthly deduction), the net cash value in effect immediately after the increase must be sufficient to cover the next monthly deduction.
     With respect to premiums allocated to an increase, the owner will have the same "free look," conversion, and refund rights with respect to an increase as with the initial purchase of the owner's certificate. (See "Free Look".)

DECREASES Any decrease in the face amount will become effective on the monthly anniversary on or following our receipt of the written request. However, the amount of insurance on any insured may not be reduced to less than the minimum face amount indicated on the specifications page which is attached to the owner's certificate. Generally, this amount will be at least $10,000. If, following a decrease in face amount, the certificate would not comply with the maximum premium limitations required by federal tax law (see "Federal Tax Status"), the decrease may be limited or the account value may be returned to the owner (at the owner's election), to the extent necessary to meet these requirements.

PAYMENT OF DEATH BENEFIT PROCEEDS
     The amount payable as death proceeds upon the insured's death will be determined according to the death benefit under the option elected. The death benefit proceeds will also include any amounts payable under any riders.
     If a rider permitting the accelerated payment of death benefit proceeds has been added to the certificate, the death benefit may be paid in a single lump sum prior to the death of the insured and may be less than otherwise would be paid upon the death of the insured. (See "Additional Benefits".)
     Death benefit proceeds will ordinarily be paid within seven days after we receive all information required for such payment, including due proof of the insured's death. Payment may, however, be postponed in certain circumstances. (See "Postponement of Payments".) Under Option A death benefit, interest will be paid on the death benefit from the date of the insured's death until the date of payment. Under Option B death benefit, interest will be paid on the face amount of insurance from the date of the insured's death until the date of payment. The account value will remain as invested in the guaranteed account and/or separate account until the date of payment; therefore, the account value may increase or decrease in value from the date of the insured's death to the date of the payment of the death proceeds. Interest will also be paid on any charges taken under the certificate since the date of death, from the date the charge was taken until the date of payment. Interest will be at an annual rate determined by us, but never less than the minimum guaranteed rate, compounded annually, or the minimum rate required by state law. For group-sponsored programs implemented prior to May 1, 2001, the minimum guaranteed annual rate is 4 percent. For group-sponsored programs implemented on or after May 1, 2001, the minimum guaranteed annual rate is 3 percent.
     Death benefit proceeds will be paid to the surviving beneficiary specified on the signed application or as subsequently changed. The owner may arrange for death benefit proceeds to be paid in a single lump sum or under one of the optional methods of settlement (See "Settlement Options").
     When no election for an optional method of settlement is in force at the death of the insured, the beneficiary may select one or more of the optional methods of settlement at any time before death benefit proceeds are paid. (See "Settlement Options").
     An election or change of method of settlement must be in writing. A change in beneficiary revokes any previous settlement election.

ACCOUNT VALUES
     The certificate provides the owner certain account value benefits. Subject to certain limitations, the owner may obtain access to the net cash value portion of the account value of the certificate. The owner may borrow against the certificate's loan value and may surrender the certificate in whole or in part. The owner may also transfer the net cash value between the guaranteed account and the sub-accounts of the separate account or among the sub-accounts of the separate account.
     We will send the owner a report each year advising the owner of the certificate's account value, the face amount and the death benefit as of the date of the report. It will also summarize certificate transactions during the year, including premiums paid and their allocation, certificate charges, loan activity and the net cash value. It will be as of a date within two months of its mailing. We will also, upon the owner's request, send the owner an additional statement of past transactions at any time for a $15 fee, which will be deducted from the portion of account value that the owner specifies.
     Also, upon request made to us at our home office, we will provide information on the account value of a certificate to the owner. Such requests may be in writing, by telephone, by facsimile transmission or any other method made available by us under the group-sponsored insurance program. More information on the procedures to make requests by telephone call or other electronic means is provided under the heading "Transfers."

DETERMINATION OF THE GUARANTEED ACCOUNT VALUE The guaranteed account value is the sum of all net premium payments allocated to the guaranteed account. This amount will be increased by any interest, experience credits (see "General Matters Relating to the Certificate" for a detailed discussion), loan repayments, loan interest credits and transfers into the guaranteed account. This amount will be reduced by any certificate loans, loan interest charged, partial surrenders, transfers into the sub-accounts of the separate account and charges assessed against the owner's guaranteed account value. Interest is credited on the guaranteed account value of the certificate at a rate of not less than the minimum guaranteed annual rate, compounded annually. For group-sponsored programs implemented prior to May 1, 2001, the minimum guaranteed annual rate is 4 percent. For group-sponsored programs implemented on or after May 1, 2001, the minimum guaranteed annual rate is 3 percent. We guarantee the minimum rate for the life of the certificate without regard to the actual experience of the guaranteed account. As conditions permit, we may credit additional amounts of interest to the guaranteed account value. The owner's guaranteed account value is guaranteed by us. It cannot be reduced by any investment experience of the separate account.

DETERMINATION OF THE SEPARATE ACCOUNT VALUE The certificate's separate account value is determined separately. The separate account value is not guaranteed. The determination of the separate account value is made by multiplying the current number of sub-account units credited to a certificate by the current sub-account unit value, for each sub-account in which the owner is invested. A unit is an accounting device used to measure a certificate's interest in a sub-account. The number of units credited with respect to each net premium payment is determined by dividing the portion of the net premium payment allocated to each sub-account by the then current unit value for that sub-account. The number of units so credited is determined as of the end of the valuation period during which we receive the owner's premium at our home office.
     Once determined, the number of units credited to the owner's certificate will not be affected by changes in the unit value. However, the number of units will be increased by the allocation of subsequent periodic or lump sum net premiums, experience credits, loan interest credits and transfers to that sub-account. The number of additional units credited is determined by dividing the net premiums, experience credits and transfers to that sub-account by the then current unit value for that sub-account. The number of units of each sub-account credited to the owner's certificate will be decreased by certificate charges to the sub-account, loans and loan interest charges, transfers from that sub-account and withdrawals from that sub-account. The reduction in the number of units credited is determined by dividing the deductions to that sub-account, loans and loan interest charges, transfers from that sub-account and withdrawals from that sub-account by the then current unit value for that sub-account. The number of sub-account units will decrease to zero on a certificate surrender.

UNIT VALUE The unit value of a sub-account will be determined on each valuation date. A valuation date is each date on which a Fund Portfolio is valued. A valuation period is the period between successive valuation dates measured from the time of one determination to the next. The amount of any increase or decrease will depend on the net investment experience of that sub-account. The value of a unit for each sub-account was originally set at $1.00 on the first valuation date. For any subsequent valuation date, its value is equal to its value on the preceding valuation date multiplied by the net investment factor for that sub-account for the valuation period ending on the subsequent valuation date.

NET INVESTMENT FACTOR The net investment factor for a valuation period is the gross investment rate for such valuation period, less a deduction for the mortality and expense risk charge under this certificate which is assessed at the annual rate stated on the specifications page of the certificate against the average daily net assets of each sub-account of the separate account. The gross investment rate is equal to:
- the net asset value per share of a share held by the Fund in the sub-account of the separate account determined at the end of the current valuation period; plus
- the per share amount of any dividend or capital gains distribution by the Fund if the "ex-dividend" date occurs during the current valuation period; with the sum divided by
- the net asset value per share of the share of the Fund held in the sub-account determined at the end of the preceding valuation period.
     We reserve the right to deduct a charge against the separate account assets, or make other provisions for, any additional tax liability we may incur with respect to the separate account or the certificates, to the extent that those liabilities exceed the amounts recovered through the deduction from premiums for premium taxes and federal taxes. Any such charges will be subject to the maximums described in this prospectus.

DAILY VALUES We determine the value of the units in each sub-account on each day on which the Portfolios of the Fund are valued. The net asset value of the Fund's shares is computed once daily, and, in the case of the Money Market Portfolio, after the declaration of the daily dividend, as of the primary closing time for business on the New York Stock Exchange (as of the date hereof the primary close of trading is 3:00 p.m. Central time, but this time may be changed) on each day, Monday through Friday, except (i) days on which changes in the value of a Fund's portfolio securities will not materially affect the current net asset value of such Fund's shares, (ii) days during which no shares of a Fund are tendered for redemption and no order to purchase or sell such Fund's shares is received by such Fund and (iii) customary national business holidays on which the New York Stock Exchange is closed for trading.
     Although the account value for each certificate is determinable on a daily basis, we update our records to reflect that value on each monthly anniversary. We also make certificate value determinations as of the date of the insured's death and on a certificate adjustment, surrender, or lapse. When the certificate value is determined, we will assess and update to the date of the transaction those charges made against the owner's account value, namely the administration charge and the cost of insurance charge. Increases or decreases in certificate values will not be uniform for all certificates but will be affected by certificate transaction activity, cost of insurance charges and the existence of certificate loans.

SURRENDERS, PARTIAL SURRENDERS AND TRANSFERS

     The owner may request a surrender of or a partial surrender from the certificate at any time while the insured is living. To make a surrender, the owner sends us a written request for its surrender. The owner is then paid the net cash value of the certificate, computed as of the end of the valuation period during which we receive the surrender request at our home office. That payment can be in cash or, at the option of the owner, can be applied on a settlement option. A surrender or partial surrender may have federal income tax consequences. (See "Federal Tax Status".)
     A partial surrender of the net cash value of the certificate is permitted in any amount equal to at least the minimum established for certificates under the group sponsored insurance program. The minimum will never exceed $500. The maximum amount cannot exceed the maximum established for certificates under the group-sponsored insurance program. The maximum will be either:
- (a) minus (b), where (a) is 90 percent of the account value and (b) is any outstanding certificate loans plus accrued certificate loan interest charged; or
-   100 percent of the net cash value.
     The maximum will be identified in the certificate.
     We reserve the right to limit the number of partial surrenders to one per certificate month, change the minimum amount for partial surrenders, limit the frequency of partial surrenders, or restrict or prohibit partial surrenders from the guaranteed account. A partial surrender will cause a decrease in the face amount equal to the amount surrendered if the current death benefit option for the certificate is Option A (level death benefit). A partial surrender has no effect on the face amount if the current death benefit option for a the certificate is Option B (variable death benefit). However, since the account value is reduced by the amount of the partial surrender, the death benefit is reduced by the same amount, as the account value represents a portion of the death benefit proceeds.
     On a partial surrender, the owner may designate the sub-accounts of the separate account from which a partial surrender is to be taken or whether it is to be taken in whole or in part from the guaranteed account. Otherwise, partial surrenders will be deducted from the guaranteed account value and separate account value in the same proportion that those values bear to the net cash value and, as to the separate account value, from each sub-account in the proportion that the sub-account value of each such sub-account bears to the separate account value. We reserve the right to restrict or prohibit withdrawals from the guaranteed account. We will tell the owner, on request, what amounts are available for a partial surrender under the certificate.
     A transaction charge will be deducted from the net cash value in connection with a partial surrender for certificates under some group contracts. The amount of the charge will never exceed the lesser of $25 or 2 percent of the amount withdrawn. The charge will be allocated to the guaranteed account value and the separate account value in the same proportion as those values bear to the net cash value and, as to the separate account value, from each sub-account in the same proportion that the sub-account value of each such sub-account bears to the separate account value.
     Payment of a surrender or partial surrender will be made as soon as possible, but not later than seven days after our receipt of the owner's written request for surrender or partial surrender. However, if any portion of the net cash value to be surrendered is attributable to a premium payment made by non-guaranteed funds such as a personal check, we will delay mailing that portion of the surrender proceeds until we have reasonable assurance that the payment has cleared and that good payment has been collected. The amount the owner receives on surrender may be more or less than the total premiums paid under the certificate.

TRANSFERS
     The certificate allows for transfers of the net cash value among the available sub-accounts of the separate account, and from the guaranteed account to the sub-accounts. Transfers of the net cash value from the sub-accounts to the guaranteed account are available for certificates that allow for premium allocations to the guaranteed account. Transfers may be made in writing, by telephone or through any other method made available by us under the group-sponsored insurance program.
     There are restrictions to such transfers. The amount to be transferred to or from a sub-account of the separate account or the guaranteed account must be at least $250. If the balance in the guaranteed account or in the sub-account from which the transfer is to be made is less than $250, the entire account value attributable to that sub-account or the guaranteed account must be transferred. If a transfer would reduce the account value in the sub-account from which the transfer is to be made to less than $250, we reserve the right to include that remaining amount in the sub-account with the amount transferred. We also reserve the right to limit the number of transfers to one per certificate month. Transfer privileges may be suspended or modified by us at any time. We reserve the right to restrict the frequency of, or otherwise modify, condition, or terminate, any transfer method(s). The transfer privilege is also subject to modification if we determine, at our sole discretion, that the exercise of the transfer privilege by one or more policy owners is or would be to the disadvantage of other policy owners. You will be notified in writing if your transfer privileges will be suspended or modified. The underlying funds may restrict the amounts or frequency of transfers in order to protect fund shareholders. This policy is not designed for market timing or other frequent trading activity and we do not accommodate or create exceptions for investors engaging in such activity. For more information on transactions related to your policy, you may contact us at 1-800-843-8358.
     There are additional restrictions to transfers involving the guaranteed account. For group-sponsored insurance programs where the certificates do not allow for premium allocations to the guaranteed account, the owner may not transfer amounts into the guaranteed account.
     The following restrictions apply to group-sponsored insurance programs where the guaranteed account is available for premium allocations, to group-sponsored insurance programs where the contractholder owns all the policies and in certain other circumstances (for example, for split-dollar insurance programs). The maximum amount of net cash value to be transferred out of the guaranteed account to the sub-accounts of the separate account is limited to twenty percent (or $250 if greater) of the guaranteed account value. Transfers to or from the guaranteed account are limited to one such transfer per certificate year. We may further restrict transfers from the guaranteed account by requiring that the request is received by us or postmarked in the 30-day period before or after the last day of the certificate anniversary. The certificate anniversary is the same day and month in each succeeding year as the certificate date, or the same day and month in each succeeding year as the date agreed to between the contractholder and us. The certificate anniversary is shown on the specifications page attached to the certificate. The certificate date is the first day of the calendar month on, or following, the issue date. This is the date from which certificate years and certificate months are measured. A certificate month is equal to a calendar month. A certificate year is a period of one year measured from the certificate date and from each successive certificate anniversary. Requests for transfers which meet these conditions would be effective after we approve and record them at our home office.
     For transfers out of the separate account or among the sub-accounts of the separate account, we will credit and cancel units based on the sub-account unit values as of the end of the valuation period during which the owner's request is received at our home office. Transfers from the guaranteed account will be dollar amounts deducted at the end of the day on which the transfer request is approved at our home office.
     From time to time the separate account may receive a transfer request that Minnesota Life or the underlying Fund regards as disruptive to the efficient management of the sub-accounts of the separate account or the Fund. This could be because of the timing of the request and the availability of settlement proceeds in the Fund, the size of the transfer amount involved or the trading history of the investor. If the underlying Fund determines that selling securities to satisfy the redemptions could be harmful to the Fund, requested transfers will be denied. The owner will be notified in writing when limitations are imposed upon a transfer request.
     A transfer or exchange from one sub-account to another is generally treated as a simultaneous cancellation of units currently held and the crediting of units where a new investment is desired. The order of redemptions from the Fund will be as follows: all automatic exchanges (for example, dollar cost averaging), written transfer and exchange requests, faxed transfer and exchange requests, and electronic transfer and exchange requests (including telephone and internet transaction site requests). Transfer and exchange requests will be processed in the order of receipt within their respective category. In no event will there be any limitation on redemptions in connection with surrenders, partial surrenders or loans.
     A transfer is subject to a transaction charge. Currently, no such charge is imposed on a transfer, but a charge, up to a maximum of $10, may be imposed in the future.
     The owner's instructions for transfer may be made in writing or the owner, or a person authorized by the owner, may make such changes by telephone. To do so, the owner may call us at 1-800-843-8358 during our normal business hours of 8:00 a.m. to 4:45 p.m., Central time. Owners may also submit their requests for transfer, surrender or other transactions to us by facsimile (FAX) transmission. Our FAX number is 1-651-665-4827.
     We may make other electronic transfer capabilities available to certificate owners under some group-sponsored insurance programs. We will employ reasonable procedures to satisfy ourselves that instructions received from certificate owners are genuine and, to the extent that we do not, we may be liable for any losses due to unauthorized or fraudulent instructions. We require certificate owners to identify themselves in electronic transactions through certificate numbers or such other information as we may deem to be reasonable. We record electronic transfer instructions and we provide the certificate owners with a written confirmation of the electronic transfers.
     Transfers made pursuant to a telephone call or other electronic means are subject to the same conditions and procedures as would apply to written transfer requests. During periods of marked economic or market changes, owners may experience difficulty in implementing a telephone or other electronic transfer due to a heavy volume of network usage. In such a circumstance, owners should consider submitting a written transfer request while continuing to attempt an electronic redemption. We reserve the right to restrict the frequency of--or otherwise modify, condition, terminate or impose charges upon--electronic transfer privileges. For more information on electronic transfers, contact us.
     Although we currently intend to continue to permit transfers in the foreseeable future, the certificate provides that we may modify the transfer privilege by changing the minimum amount transferable, by altering the frequency of transfers, by imposing a transfer charge, by prohibiting transfers, or in such other manner as we may determine at our discretion.

LOANS

     The owner may borrow from us using only the certificate as the security for the loan. The owner may borrow up to an amount equal to (a) less (b), where (a) is 90 percent of the owner's account value and (b) is any outstanding certificate loans plus accrued loan interest charged. A loan taken from or secured by a certificate may have federal income tax consequences. (See "Federal Tax Status".) The maximum loan amount is determined as of the date we receive the owner's request for a loan.
     Any loan paid to the owner in cash must be in an amount of at least $100. We will charge interest on the loan in arrears. At the owner's request, we will send the owner a loan request form for his or her signature. Loans may be requested in writing, by telephone, by facsimile transmission, or by any other method made available by us under the group-sponsored insurance program. More information on the procedures to make requests by telephone call or other electronic means is provided under the heading "Transfers."
     When the owner takes a loan, we will reduce the net cash value by the amount borrowed. This determination will be made as of the end of the valuation period during which the loan request is received at our home office. Unless the owner directs us otherwise, the loan will be taken from the guaranteed account value and separate account value in the same proportion that those values bear to the net cash value and, as to the separate account value, from each sub-account in the proportion that the sub-account value of each such sub-account bears to the owner's separate account value. The number of units to be canceled will be based upon the value of the units as of the end of the valuation period during which we receive the owner's loan request at our home office. The amount borrowed continues to be part of the account value, as the amount borrowed becomes part of the loan account value where it will accrue loan interest credits and will be held in our general account. A loan has no immediate effect on the owner's account value since at the time of the loan the account value is the sum of the guaranteed account value, separate account value and the loan account value. However, a certificate loan may have long term impact on the account value as the amount borrowed no longer participates in the investment experience of a sub-account. When a loan is to come from the guaranteed account value, we have the right to postpone a loan payment for up to six months.
     If a certificate enters a grace period and if the net cash value is insufficient to cover the monthly deduction and the loan repayment, the owner will have to make a loan repayment to keep the certificate in force. We will give the owner notice of our intent to terminate the certificate and the loan repayment required to keep it in force. The time for repayment will be within 61 days after our mailing of the notice. There could be adverse tax consequences if the certificate lapses or is surrendered when a loan is outstanding.
     Outstanding loans and accrued interest will reduce surrender value and death benefits payable.

LOAN INTEREST
     The interest rate charged on a certificate loan will be 8 percent per year. Interest charged will be based on a daily rate which if compounded for the number of calendar days in the year will equal 8 percent annually, and compounded for the number of days since loan interest charges were last updated.
     The outstanding loan balance will increase as the interest charged on the certificate loan accrues. The net cash value will decrease as the outstanding loan balance increases. Loan interest charges are due at the end of the certificate month. If the owner does not pay in cash the interest accrued at the end of the certificate month, this unpaid interest will be added. The new loan will be subject to the same rate of interest as the loan in effect.
     Interest is also credited to the amount of the certificate loan in the loan account value. Interest credits on a certificate loan shall be at a rate which is not less than 6 percent per year. Interest credited will be based on a daily rate, which if compounded for the number of calendar days in the year will be at least 6 percent annually, and compounded for the number of days since loan interest charges were last updated.
     Loan interest charges and loan interest credits are allocated monthly, at loan repayment, at certificate surrender and at death. Loan interest charges and loan interest credits are allocated to a certificate's guaranteed account value and separate account value in the same proportion that those values bear to the net cash value and, as to the separate account value, to each sub-account in the proportion that the sub-account value of each such sub-account bears to the separate account value.

LOAN REPAYMENTS
     If the certificate is in force, the loan can be repaid in part or in full at any time before the insured's death. The loan may also be repaid within 60 days after the date of the insured's death, if we have not paid any of the benefits under the certificate. Any loan repayment must be at least $100 unless the balance due is less than $100.
     Loan repayments are allocated to the guaranteed account. The owner may reallocate amounts in the guaranteed account among the sub-accounts of the separate accounts, subject to the limitations in this prospectus and the certificate on such transfers. For a discussion of the transfer restrictions applicable to the guaranteed account please see the "Transfers" section of this prospectus. Loan repayments reduce the owner's outstanding loan balance by the amount of the loan repayment. Loan repayments will be applied first to interest accrued since the end of the prior certificate month. Any remaining portion of the repayment will then reduce the loan. The net cash value will increase by the amount of the loan repayment.
     A loan, whether or not it is repaid, will have a permanent effect on the account value and the death benefit because the investment results of the sub-accounts will apply only to the amount remaining in the sub-accounts. The effect could be either positive or negative. If net investment results of the sub-accounts are greater than the rate credited on the loan, the account value will not increase as rapidly as it would have if no loan had been made. If investment results of the sub-accounts are less than the rate credited on the loan, the account value will be greater than if no loan had been made.

LAPSE AND REINSTATEMENT

LAPSE
     Unlike traditional life insurance certificates, the failure to make a premium payment following the payment of the premium which puts the certificate into force will not itself cause a certificate to lapse. Lapse will occur only when the net cash value is insufficient to cover the monthly deduction, and the subsequent grace period expires without sufficient payment being made.
     The grace period is 61 days. The grace period will start on the day we mail the owner a notice that the certificate will lapse if the premium amount specified in the notice is not paid by the end of the grace period. We will mail this notice on any certificate's monthly anniversary when the net cash value is insufficient to pay for the monthly deduction for the insured. The notice will specify the amount of premium required to keep the certificate in force and the date the premium is due. If we do not receive the required amount within the grace period, the certificate will lapse and terminate. The grace period does not apply to the first premium payment. If you die during the grace period an otherwise valid claim will not be denied on the grounds that coverage has lapsed. We reserve the right to deduct any outstanding premium due from the death benefit. The death benefit amount under the death benefit option in effect, at the time of the insured's death, will be paid if death occurs during the grace period.

REINSTATEMENT
     A lapsed certificate may be reinstated, any time within three years from the date of lapse, provided the insured is living and subject to the limitations described below. Reinstatement is made by payment of an amount that, after the deduction of premium expense charges, is large enough to cover all monthly deductions which have accrued on the certificate up to the effective date of reinstatement, plus the monthly deductions for the two months following the effective date of reinstatement. If any loans and loan interest charges are not repaid, this indebtedness will be reinstated along with the insurance. No evidence of the insured's insurability will be required during the first 31 days following lapse, but will be required from the 32nd day to three years from the date of lapse.
     The amount of account value on the date of reinstatement will be equal to the amount of any loans and loan interest charges reinstated increased by the net premiums paid at the time of reinstatement.
     The effective date of reinstatement will be the date we approve the signed application for reinstatement. There will be a full monthly deduction for the certificate month that includes that date.

                                                              FEDERAL TAX STATUS

     This discussion of federal income taxes is general in nature and is not intended as tax advice. Each person concerned should consult a tax adviser. This discussion is based on our understanding of federal income tax laws as they are currently interpreted. No representation is made regarding the likelihood of continuation of current income tax laws or the current interpretations of the Internal Revenue Service ("IRS"). We have not attempted to consider any applicable state or other tax laws.
     We are taxed as a "life insurance company" under the Internal Revenue Code. The operations of the separate account form a part of, and are taxed with, our other business activities. Currently, no federal income tax is payable by us on income dividends received by the separate account or on capital gains arising from the separate account's activities. The separate account is not taxed as a "regulated investment company" under the Code and it does not anticipate any change in that tax status.
     Under Section 7702 of the Code, life insurance contracts such as the certificates will be treated as life insurance for federal tax purposes if certain tests are met. There is limited guidance on how these tests are to be applied.
     However, the IRS has issued proposed regulations that would specify what will be considered reasonable mortality charges under Section 7702. In light of these proposed regulations and the other available guidance on the application of the tests under Section 7702, we believe that a certificate issued in respect of a standard risk should meet the statutory definition of a life insurance contract under Section 7702. With respect to a certificate issued on a substandard basis (i.e., a premium class involving higher than standard mortality risk), there is insufficient guidance to determine if such a certificate would satisfy the Section 7702 definition of a life insurance contract. If it is subsequently determined that a certificate does not satisfy
Section 7702, we may take whatever steps are appropriate and necessary to attempt to cause such a certificate to comply with Section 7702.
     In certain circumstances, owners of variable life insurance contracts may be considered for federal income tax purposes to be the owners of the assets of the separate account supporting their contracts due to their ability to exercise control over those assets. Where this is the case, the contract owners will be currently taxed on income and gains attributable to the separate account assets. In Revenue Ruling 2003-91, the IRS described the circumstances under which the owner of a variable contract will not possess sufficient control over the assets underlying the contract to be treated as the owner of those assets for federal income tax purposes. Under the contracts in Revenue Ruling 2003-91, there was no arrangement, plan, contract or agreement between the policy owner and the insurance company regarding the availability of a particular investment option and other than the policy owner's right to allocate premiums and transfer funds among the available sub-accounts, all investment decisions concerning the sub-accounts were made by the insurance company or an adviser in its sole and absolute discretion.
     We do not believe that the ownership rights of a certificate owner under the policy would result in any certificate owner being treated as the owner of the assets of the Variable Universal Life Account under Revenue Ruling 2003-91. However, we do not know whether additional guidance will be provided by the IRS on this issue and what standards may be contained in such guidance. We reserve the right to modify the policy or certificate as necessary to attempt to prevent a certificate owner from being considered the owner of a pro rata share of the assets of the Variable Universal Life Account.
     In addition, the Code requires that the investments of the Variable Universal Life Account be "adequately diversified" in order to treat the certificate as a life insurance contract for federal income tax purposes. We intend that the Variable Universal Life

Account, through the Fund and the Portfolios, will satisfy these diversification requirements.
     The following discussion assumes that the certificate will qualify as a life insurance contract for federal income tax purposes.
     On the death of the insured, the death benefit provided by a certificate will be excludable from the gross income of the beneficiary under Section 101(a) of the Code. The owner is not currently taxed on any part of the inside build-up of cash value until the owner actually receives cash from the certificate. However, taxability may also be affected by the individual's contributions to the certificate and prior certificate activity. We also believe that certificate loans will be treated as indebtedness and will not be currently taxable as income to the certificate owner so long as your certificate is not a modified endowment contract as described below. However, whether a modified endowment contract or not, the interest paid on certificate loans will generally not be tax deductible. There may also be adverse tax consequences when a certificate with a certificate loan is lapsed or surrendered. If you receive an accelerated benefit, that benefit may be taxable and you should seek assistance from a tax adviser.
     A complete surrender or partial surrender may have tax consequences. On surrender, an owner will generally not be taxed on values received except to the extent that they exceed the gross premiums paid under the certificate (reduced by any previously received excludable amounts). An exception to this general rule occurs in the case of a partial surrender, a decrease in the face amount, or any other change that reduces benefits under the certificate in the first 15 years after the certificate is issued and that results in a cash distribution to the owner in order for the certificate to continue to comply with the Section 7702 definitional limits. In that case, such distribution may be taxed in whole or in part as ordinary income (to the extent of any gain in the certificate) under rules prescribed in Section 7702. Finally, upon a complete surrender or lapse of a certificate or when benefits are paid at a certificate's maturity date, if the amount received plus the amount of any certificate loan exceeds the total investment in the certificate, the excess will generally be treated as ordinary income, subject to tax.
     It should be noted, however, that the tax treatment described above is not available for certificates characterized as a modified endowment contract. In general, certificates with high premium in relation to the death benefit may be considered modified endowment contracts. The Code requires that cumulative premiums paid on a life insurance certificate during the first seven contract years cannot exceed the sum of the net level premiums which would be paid under a seven-pay life certificate. If those cumulative premiums exceed the seven-pay life premiums, the certificate is a modified endowment contract.
     Modified endowment contracts are treated as life insurance contracts with respect to the tax treatment of death proceeds and to the extent that the inside build-up of account value is not taxed on a yearly basis. However, any amounts received by the owner, such as loans and amounts received from partial or total surrender of the contract are subject to the same tax treatment as distributions under an annuity (i.e., such distributions are generally treated as taxable income to the extent that the account value immediately before the distribution exceeds the investment in the certificate). This tax treatment includes the 10 percent additional income tax which would be imposed on the portion of any distribution that is included in income except where the distribution or loan is made on or after the owner attains age 59 1/2, or is attributable to the certificate owner becoming disabled, or is part of a series of substantially equal periodic payments for the life of the certificate owner or the joint lives of the certificate owner and beneficiary.
     The modified endowment contract rules apply to all contracts entered into on or after June 21, 1988 that fail to meet the 7-pay test described above and to a certificate that is received in exchange for a modified endowment contract. It should be noted, in addition, that a certificate which is subject to a "material change" shall be treated as newly entered into on the date on which such material change takes effect. Appropriate adjustments shall be made in determining whether such a certificate meets the seven-pay test by taking into account the previously existing cash surrender value. While certain adjustments described herein may result in a material change, the law provides that any cost of living increase described in regulations and based upon an established broad-based index will not be treated as a material change if any increase is funded ratably over the remaining period during which premiums are required to be paid under the certificate. To date, no regulations under this provision have been issued. Certain reductions in benefits may also cause a certificate to become a modified endowment contract.
     In rare circumstances, if we receive and allocate your premium before its due date, your Policy will become a modified endowment contract. To prevent your Policy from becoming a modified endowment contract, we will hold your premium in a non-interest bearing account until its due date, at which time we will allocate your premium to the guaranteed account or sub-accounts of the Variable Universal Life Account.
     If a certificate becomes a modified endowment contract, distributions that occur during the certificate year it becomes a modified endowment contract and any subsequent certificate year will be taxed as distributions from a modified endowment contract. Distributions from a certificate within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a certificate that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.
     Due to the certificate's flexibility, classification of a certificate as a modified endowment contract will depend upon the circumstances of each certificate. Accordingly, a prospective certificate owner should contact a tax adviser before purchasing a certificate to determine the circumstances under which the certificate would be a modified endowment contract. An owner should also contact a tax adviser before paying any lump sum premiums or making any other change to, including an exchange of, a certificate to determine whether that premium or change would cause the certificate (or the new certificate in the case of an exchange) to be treated as a modified endowment contract.
     All modified endowment contracts issued by us (or an affiliated company) to the same owner during any calendar year will be treated as one modified endowment contract for purposes of determining the amount includable in gross income under Section 72(e) of the Code. Additional rules may be promulgated under this provision to prevent avoidance of its effects through serial contracts or otherwise. A life insurance certificate received in exchange for a modified endowment contract will also be treated as a modified endowment contract.
     Generally, interest paid on any loan under a life insurance contract is not deductible. An owner should consult a competent tax adviser before deducting any loan interest. In addition, default of any loan under the certificate may result in taxable income and/or tax penalties.
     The certificate may be used in various arrangements, including non-qualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if you are contemplating the use of a certificate in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a tax adviser regarding the tax attributes of the particular arrangement. Moreover, in recent years, Congress has adopted new rules relating to corporate owned life insurance. The IRS has recently issued guidance on split dollar insurance plans. A tax adviser should be consulted with respect to this new guidance if you have purchased or are considering the purchase of a certificate for a split dollar insurance plan. There may also be an indirect tax upon the income in the certificate under the federal corporate alternative minimum tax, if the certificate owner is subject to that tax. Any business contemplating the purchase of a new life insurance contract or a change in an existing contract should consult a tax adviser.
     Federal estate and state and local estate, inheritance, and other tax consequences of ownership or receipt of certificate proceeds depend upon the circumstances of each certificate owner or beneficiary. A competent tax adviser should be consulted for further information.
     It should be understood that the foregoing description of the federal income tax consequences under the policies is not exhaustive and that special rules are provided with respect to situations not discussed. Statutory changes in the Code, with varying effective dates, and regulations adopted thereunder may also alter the tax consequences of specific factual situations. Due to the complexity of the applicable laws, any person contemplating the purchase of a variable life insurance certificate or exercising elections under such a certificate may want to consult a tax adviser.
     At the present time, we make no charge to the separate account or from premium payments for any federal, state or local taxes (other than state premium taxes and federal taxes under OBRA) that we incur that may be attributable to such account or to the policies. We, however, reserve the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that we determine to be properly attributable to the separate account or the policies.

DISTRIBUTION OF CERTIFICATES
     The group contract and certificates will be sold by state licensed life insurance producers who are also registered representatives of Securian Financial Services, Inc. ("Securian Financial") or of other broker-dealers who have entered into selling agreements with Securian Financial. Securian Financial acts as principal underwriter for the policies. Both Securian Financial and Minnesota Life are wholly-owned subsidiaries of Securian Financial Group, Inc., which is a second-tier subsidiary of a mutual insurance holding company called Minnesota Mutual Companies, Inc.
     Securian Financial Services, Inc., whose address is 400 Robert Street North, St. Paul, Minnesota 55101-2098, is a registered broker-dealer under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. Securian Financial was incorporated in 1984 under the laws of the State of Minnesota. The group policies and certificates are sold in the states where their sale is lawful. The insurance underwriting and the determination of a proposed insured's risk classification and whether to accept or reject an application for a certificate is done in accordance with our rules and standards.
     Commissions to registered representatives on the sale of certificates will be premium-based, asset-based or a fixed amount. Commissions under a group-sponsored insurance program will not exceed the equivalent of 50 percent of the portion of all premiums paid in the initial year to cover the cost of insurance, 7 percent of all premiums paid in the initial year in excess of the amount to cover the cost of insurance, and 7 percent of all premiums paid after the initial year.
     The commission schedule for a group-sponsored insurance program will be determined based on a variety of factors, including enrollment procedures, the size and type of the group, the total amount of premium payments to be received, any prior existing relationship with the group sponsor, the sophistication of the group sponsor, and other circumstances of which we are not presently aware.
     In addition, Securian Financial or Minnesota Life will pay, based uniformly on the sales of the certificates by registered representatives, credits which allow registered representatives (agents) who are responsible for sales of the certificates to attend conventions and other meetings sponsored by Minnesota Life or its affiliates for the purpose of promoting the sale of insurance and/or investment products offered by Minnesota Life and its affiliates. Such credits may cover the registered representatives' transportation, hotel accommodations, meals, registration fees, etc. The underwriter may also receive amounts from the Fund for services provided under a 12b-1 plan of distribution. For providing these distribution services, the underwriter may receive a fee of 0.25 percent of the average daily net assets of those Portfolios of the Fund which have a 12b-1 fee.

                                                                   OTHER MATTERS

LEGAL PROCEEDINGS
     As an insurance company, we are ordinarily involved in litigation. Minnesota Life is of the opinion that such litigation is not material with respect to the certificates or the separate account.

REGISTRATION STATEMENT
     We have filed a Registration Statement under the Securities Act of 1933, as amended, with the Securities and Exchange Commission with respect to the group contracts and certificates offered hereby. This prospectus does not contain all the information set forth in the registration statement and amendments thereto and the exhibits filed as a part thereof, to all of which reference is hereby made for further information concerning the separate account, Minnesota Life, the group contracts and certificates. Statements contained in this prospectus as to the contents of group contracts and certificates and other legal instruments are summaries, and reference is made to such instruments as filed.

FINANCIAL STATEMENTS
     The complete financial statements of the separate account and Minnesota Life can be found in the Statement of Additional Information. The Statement of Additional Information is available from us at your request.
     To request a Statement of Additional Information call us at 1-800-843-8358 or write to us at: Minnesota Life Insurance Company at 400 Robert Street North, Saint Paul, Minnesota 55101.

STATEMENT OF ADDITIONAL INFORMATION

     A Statement of Additional Information, with the same date, containing further information about Minnesota Life Variable Universal Life Account, the group contract and the certificates is available without charge from us at your request. It has been filed with the SEC and is incorporated by reference into this prospectus. In addition, you may order a personalized illustration of death benefits, cash surrender values, and cash values, without charge, from us. To request a Statement of Additional Information, a personalized illustration or any information about your certificate call us at 1-800-843-8358 or write to us at: Minnesota Life Insurance Company at 400 Robert Street North, Saint Paul, Minnesota 55101.
     Information about Minnesota Life Variable Universal Life Account (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090) or at the SEC's website, http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, 450 Fifth Street, NW, Washington, DC, 20549-0102. You can also call the SEC at 1-202-942-8090.
     The table of contents for the Statement of Additional Information is as follows:
General Information and History
Premiums
Additional Information About Operation of Contracts and Registrant
Underwriters
Additional Information About Charges
Lapse and Reinstatement
Loans
Performance Data
Illustrations
Financial Statements

Investment Company Act Number 811-8830

                                                                      PROSPECTUS

                                                         MINNESOTA LIFE VARIABLE
                                                          UNIVERSAL LIFE ACCOUNT
                                                Minnesota Life Insurance Company

Variable Universal Life Insurance Policy

This prospectus describes Variable Universal Life Insurance policies and certificates issued by Minnesota Life Insurance Company ("Minnesota Life", "we", "us" or "our").

The policies are designed for use in group-sponsored insurance programs to provide life insurance protection and the flexibility to vary premium payments. Certificates are documents, generally held by individuals, setting forth or summarizing the rights of the owners and/or insureds and will be issued under the group contract. A group contract or group policy is the Minnesota Life Variable Group Universal Life Insurance Policy issued to the group contractholder. Individual policies can also be issued in connection with group-sponsored insurance programs in circumstances where a group contract is not issued. All references to a certificate in this prospectus shall include individual policies issued in this manner.

Subject to the limitations in the group policy, the certificate and this prospectus, the owner may allocate net premiums to one or more of the sub-accounts of a separate account of Minnesota Life called the Minnesota Life Variable Universal Life Account ("separate account"). The owner is the owner of the certificate as designated in the signed application or as subsequently changed as set forth in the certificate and this prospectus. The value of your investment in the separate account will vary with the investment experience of the selected sub-accounts of the separate account. There is no guaranteed minimum value associated with the separate account and its sub-accounts. Subject to the limitations in the group policy, the certificate and this prospectus, net premiums may also be allocated to a guaranteed account of Minnesota Life.

The separate account, through its sub-accounts, invests its assets in shares of Advantus Series Fund, Inc. (the "Series Fund") and Lord Abbett Series Fund, Inc. ("Lord Abbett") (collectively the "Funds"). The Funds offer their shares exclusively to variable insurance products and have 8 portfolios which are available for contracts offered under this prospectus (the "Portfolios"). They are:

SERIES FUND                                 - Money Market Portfolio
- Bond Portfolio                            - Mortgage Securities Portfolio
- Index 400 Mid-Cap Portfolio               - Real Estate Securities Portfolio
- Index 500 Portfolio
- Maturing Government Bond Portfolio        LORD ABBETT
  (target maturity of 2010)                 - Mid-Cap Value Portfolio

Although the Lord Abbett Mid-Cap Value Portfolio and the Advantus Series Fund Maturing Government Bond--2010, Mortgage Securities, and Real Estate Portfolios are included in this Prospectus, they are not available for premium allocations or transfers until July 1, 2004.

This prospectus must be accompanied by the current prospectuses of the Funds. This prospectus should be read carefully and retained for future reference.

The group policy and the certificates issued thereunder have not been approved or disapproved by the Securities and Exchange Commission ("SEC"). Neither the SEC nor any state has determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This prospectus is not an offering in any jurisdiction in which the offering would be unlawful. We have not authorized any dealer, salesman, or other person to give any information or make any representations in connection with this offering other than those contained in the prospectus, and, if given or made, you should not rely on them.

The date of this prospectus and the statement of additional information is April 30, 2004

Minnesota Life Insurance Company

400 Robert Street North
St. Paul, Minnesota 55101-2098

                                                           [MINNESOTA LIFE LOGO]

TABLE OF CONTENTS

                                                                Page
Questions and Answers about the Variable Group Universal
  Life Insurance Contract...................................      2
General Descriptions........................................      9
     Minnesota Life Insurance Company.......................      9
     Minnesota Life Variable Universal Life Account.........      9
     Additions, Deletions or Substitutions..................     10
     Voting Rights..........................................     11
     The Guaranteed Account.................................     11
     Summary Information....................................     12
          Guaranteed Account Value..........................     12
Charges.....................................................     13
     Premium Expense Charges................................     13
          Sales Charge......................................     13
          Premium Tax Charge................................     13
          Federal Tax Charge................................     13
     Account Value Charges..................................     14
          Monthly Deduction.................................     14
          Partial Surrender Charge..........................     15
          Transfer Charge...................................     15
          Additional Benefits Charges.......................     15
     Separate Account Charges...............................     15
     Fund Charges...........................................     16
     Guarantee of Certain Charges...........................     16
Information about the Group Policy and Certificates.........     17
     Applications and Issuance..............................     17
     Dollar Cost Averaging..................................     17
     Free Look..............................................     18
     Conversion Right to an Individual Policy...............     18
     Continuation of Group Coverage.........................     18
     Additional Benefits....................................     19
          Accelerated Benefits Rider........................     19
          Waiver of Premium Rider...........................     19
          Accidental Death and Dismemberment Rider..........     19
          Child Rider.......................................     19
          Spouse Rider......................................     19
          Policyholder Contribution Rider...................     19
     General Matters Relating to the Certificate............     19
          Postponement of Payments..........................     19
          The Certificate...................................     20
          Control of Certificate............................     20
          Maturity..........................................     20
          Beneficiary.......................................     20
          Change of Beneficiary.............................     20
          Settlement Options................................     20
          Certificate Changes...............................     21
          Conformity with Statutes..........................     21
          Claims of Creditors...............................     21
          Incontestability..................................     22
          Assignment........................................     22
          Suicide...........................................     22
          Misstatement of Age...............................     22
          Experience Credits................................     22
          Reports...........................................     22

                                                                Page
     General Provisions of the Group Contract...............     23
          Issuance..........................................     23
          Termination.......................................     23
          Right to Examine Group Contract...................     23
          Entire Group Contract.............................     23
          Ownership of Group Contract and Group Contract
          Changes...........................................     23
Certificate Premiums........................................     24
     Premium Limitations....................................     24
     Allocation of Net Premiums and Account Value...........     24
Death Benefit and Account Values............................     25
     Change in Face Amount..................................     26
          Increases.........................................     27
          Decreases.........................................     27
     Payment of Death Benefit Proceeds......................     27
     Account Values.........................................     28
          Determination of the Guaranteed Account Value.....     28
          Determination of the Separate Account Value.......     28
          Unit Value........................................     29
          Net Investment Factor.............................     29
          Daily Values......................................     29
Surrenders, Partial Surrenders and Transfers................     30
     Transfers..............................................     30
Loans.......................................................     32
     Loan Interest..........................................     33
     Loan Repayments........................................     33
Lapse and Reinstatement.....................................     34
     Lapse..................................................     34
     Reinstatement..........................................     34
Federal Tax Status..........................................     35
     Distribution of Certificates...........................     38
Other Matters...............................................     38
     Legal Proceedings......................................     38
     Registration Statement.................................     39
     Financial Statements...................................     39
Statement of Additional Information.........................     40

QUESTIONS AND ANSWERS ABOUT THE VARIABLE GROUP UNIVERSAL LIFE INSURANCE CONTRACT

SUMMARY OF BENEFITS AND RISKS
     All of the benefits and risks summarized below are subject to the terms, conditions and restrictions of the group-sponsored insurance program, the certificate and this prospectus.
     A variable universal life insurance certificate is an adjustable benefit life insurance contract that allows accumulation of cash value, while the life insurance coverage remains in force, and permits flexible payment of premiums. The cash value of the certificate will fluctuate with the performance of the sub-accounts of the separate account. The choice of available investment options ("sub-accounts") is determined under the group-sponsored insurance program. Values may be transferred among the available investment options. An owner may make a partial surrender from his/her certificate, surrender all of his/her certificate or take certificate loans. Each certificate has a minimum Face Amount of death coverage. The death benefit of a certificate may be greater than its Face Amount, as further described in this prospectus. If a certificate is in force upon the insured's death, the death benefit will be paid to the designated beneficiary.

RISKS OF OWNING A VARIABLE UNIVERSAL LIFE INSURANCE CERTIFICATE
     The account values of a certificate, to the extent invested in sub-accounts of the separate account, have no guaranteed minimum account value. Therefore, the owner bears the risk that adverse investment performance may depreciate the owner's account value and, in some cases, may increase the cost of insurance. Additional information concerning investment objectives and policies of the Portfolios (including a comprehensive discussion of the risks of each Portfolio) may be found in the current prospectuses for each Fund which accompany this prospectus. You should carefully review each Fund prospectus before purchasing the certificate.
     A universal life insurance certificate is intended for the use of persons who wish to combine both life insurance and the accumulation of cash values and is unsuitable as a short-term investment vehicle.
     There is a risk that a certificate will lapse. As described in the "Lapse and Reinstatement" section of this prospectus, lapse will occur only when the net cash value is insufficient to cover the monthly deduction, and the subsequent grace period expires without sufficient payment being made.
     Certificate loans may increase the risk of certificate lapse, may have a negative effect on a certificate's cash value and may reduce a certificate's death benefit.
     In some circumstances, experience credits, loans and amounts received from a partial surrender or surrender of the certificate will be subject to federal income taxation and an additional 10 percent income tax could be imposed. For additional information regarding federal income taxes see the "Federal Tax Status" section of this prospectus.
     Consistent with the group-sponsored insurance program, the group policy, the certificate and this prospectus, we reserve the right to limit the size, number and frequency of transfers, limit the amount of a certificate loan, and restrict certificate withdrawals and surrenders.

WHAT IS A UNIVERSAL LIFE INSURANCE CERTIFICATE?
     A universal life insurance certificate is an adjustable benefit life insurance contract issued pursuant to a group policy. Unlike term life insurance, universal life insurance coverage allows you to accumulate cash value, while the life insurance coverage remains in force, and permits flexible payment of premiums (which means premium payments may be increased or decreased as allowed for by the certificate and this prospectus).
     An adjustable benefit certificate has a stated face amount of insurance payable in the event of the death of the insured, which is paid for by the deduction of specified monthly charges from the account values. The face amount is the minimum amount of death benefit proceeds paid upon the death of the insured, so long as the certificate remains in force and there are no outstanding loans. We will also deduct from the face amount any unpaid monthly deduction. The face amount is shown on the specifications page attached to the certificate. The insured is the person whose life is covered by life insurance under a certificate. Unlike term life insurance, universal life insurance coverage may be adjusted by the owner of the certificate, without the necessity of issuing a new certificate for that owner. There are limitations to these adjustments and we may require evidence of insurability before requested increases take effect.
     Universal life insurance coverage is provided without specifying the frequency and amount of each premium payment (as is the practice for scheduled premium life insurance). The time and amount of the payment of premium may be determined by the owner. The life insurance coverage will remain in force for an insured so long as monthly charges may be deducted from the existing balance in the certificate's net cash value. The net cash value is the account value of a certificate less any outstanding certificate loans and accrued certificate loan interest charged (plus any accrued loan interest credits) and less any charges due. It is the amount an owner may obtain through surrender of the certificate.
     Subject to restrictions described herein, an owner may make payments in excess of that minimum amount required to keep a certificate in force, take full or partial surrenders of cash values and take out certificate loans. If cash values are insufficient for the payment of the required monthly charges, then a premium payment is required or the life insurance coverage provided to the owner will lapse.
     A universal life insurance certificate may be inappropriate for individuals seeking life insurance protection which is the equivalent of term-type coverage. Term coverage is usually for a fixed period of time for a fixed premium.

WHAT MAKES THE CERTIFICATE "VARIABLE"?
     The certificate is termed "variable" because unlike a universal life certificate which provides for the accumulation of certificate values at fixed rates determined by the insurance company, variable universal life insurance certificate values may be invested in variable investment options. The variable investment options invest in a separate account. The separate account we use for our group contracts is called the Minnesota Life Variable Universal Life Account. The separate account keeps its assets separate from the other assets of Minnesota Life. The separate account has sub-accounts which invest in corresponding Portfolios of the Funds. Thus, the owner's account value, to the extent invested in the variable investment options (sub-accounts), will vary with the positive or negative investment experience of the corresponding Portfolios of the Funds. The account value of a certificate is the sum of the separate account value, guaranteed account value and loan account value. The separate account value is the sum of all current sub-account values. The guaranteed account value is the sum of all net premiums and transfers allocated to the guaranteed account and interest declared thereon and experience credits, if any, minus amounts transferred to the separate account or removed in connection with a partial surrender or loan and minus charges assessed against the guaranteed account value. The loan account value is the portion of the general account attributable to loans under a certificate together with accrued interest.

IS THERE AN INVESTMENT PERFORMANCE RISK?
     Yes. The account value of a certificate, to the extent invested in sub-accounts of the separate account, has no guaranteed minimum account value. Therefore, the owner bears the risk that adverse investment performance may depreciate the owner's account value. The certificate also offers the owner the opportunity to have the account value appreciate more rapidly than it would under comparable fixed benefit certificates by virtue of favorable investment performance. In addition, under some certificates, the death benefit will also increase and decrease with investment experience.

     Subject to the limitations in the group policy, certificate and this prospectus, owners seeking the traditional insurance protections of a guaranteed account value may allocate net premiums to the certificate's guaranteed account option which provides for guaranteed accumulation at a fixed rate of interest. Additional information on this option may be found under the heading "The Guaranteed Account."

WHAT VARIABLE INVESTMENT OPTIONS ARE AVAILABLE?
     The separate account currently invests in 8 Portfolios of the Funds. Not all of the Portfolios of the Funds may be made available for investment by the separate account. The group sponsor may select which Portfolios will be made available to owners under its insurance program. The group sponsor is the employer, association or organization that is sponsoring a program of insurance for the group members. We reserve the right to add, combine or remove other eligible Funds or Portfolios. Owners may choose from the following Portfolios of the Funds:
  Series Fund Portfolios include:
     Bond Portfolio
     Index 400 Mid-Cap Portfolio
     Index 500 Portfolio
     Maturing Government Bond Portfolio--2010
     Money Market Portfolio
     Mortgage Securities Portfolio
     Real Estate Securities Portfolio
  An additional Fund Portfolio includes:
     Lord Abbett Series Fund, Inc.--Mid-Cap Value Portfolio
     There is no assurance that any Portfolio will meet its objectives. Additional information concerning investment objectives and policies of the Portfolios (including a comprehensive discussion of the risks of each Portfolio) may be found in the current prospectuses for each Fund which accompany this prospectus. You should carefully review each Fund prospectus before purchasing the contract.

HOW CAN NET PREMIUMS BE ALLOCATED?
     In the initial signed application for life insurance, the owner may indicate the desired allocation of net premiums among the guaranteed account and the available sub-accounts of the separate account, subject to the limitations in the certificate and this prospectus. All future net premiums will be allocated in the same proportion until the owner requests a change in the allocation. Similarly, the owner may request a transfer of amounts between sub-accounts or between the sub-accounts and the guaranteed account, subject to the limitations in the certificate and this prospectus.

WHAT DEATH BENEFIT OPTIONS ARE OFFERED UNDER THE CERTIFICATE?
     We offer two death benefit options under the certificate. Under "Option A", a level death benefit, the death benefit is the face amount of the certificate. Under "Option B", a variable death benefit, the death benefit is the face amount of the certificate plus the net cash value. So long as a certificate remains in force and there are no certificate loans, the minimum death benefit under either option will be at least equal to the current face amount (less any unpaid monthly deduction). The death benefit proceeds will be adjusted by the amount of any charges due or overpaid and any outstanding certificate loans and certificate loan interest due determined as of the date of death.
     The group sponsor may choose one of two death benefit options for all participants under the group-sponsored program. Once elected, the death benefit option chosen by the group sponsor shall remain unchanged.
     There is a minimum initial face amount for the certificate which is stated on the specifications page of the certificate. The owner may generally change the face amount, but evidence of insurability of the insured may be required for certain face amount increases.

ARE THE BENEFITS UNDER A CERTIFICATE SUBJECT TO FEDERAL INCOME TAX?
     We believe that the owner's certificate should qualify as a life insurance contract for federal income tax purposes. Assuming that a certificate qualifies as a life insurance contract for federal income tax purposes, the benefits under certificates described in this prospectus should receive the same tax treatment under the Code as benefits under traditional fixed benefit life insurance certificates. Therefore, death proceeds payable under variable life insurance certificates should be excludable from the beneficiary's gross income for federal income tax purposes. The owner's net cash value should grow tax-deferred until such cash value is actually distributed to the owner.
     Tax treatment described above relating to distributions is available only for certificates not described as "modified endowment contracts." For federal income tax purposes, certificates described as modified endowment contracts are treated as life insurance only with respect to the tax treatment of death proceeds and the tax-free inside buildup of yearly account value increases. However, amounts received by the owner of a modified endowment contract, such as experience credits, loans and amounts received from a partial surrender or from a surrender of the certificate will be subject to the same tax treatment as amounts received under an annuity during the accumulation period. Annuity tax treatment includes the 10 percent additional income tax imposed on the portion of any distribution that is included in income, except where the distribution or loan:
-   is made on or after the owner attains age 59 1/2,
-   is attributable to the owner becoming disabled, or
- is part of a series of substantially equal periodic payments for the life of the owner or the joint lives of the owner and beneficiary.
     Determining whether a certificate is a modified endowment contract requires an examination of the premium paid in relation to the death benefit of the certificate. A certificate would be a modified endowment contract if the total premiums during the first seven contract years exceed the total sum of the net level premiums which would be paid under a seven-pay life certificate. A certificate which is subject to a material change will be treated as a new certificate on the date that the material change takes effect, to determine whether it is a modified endowment contract. The account value on the material change date will be taken into account in determining whether the seven-pay standard is met.
     For additional information regarding federal income taxes see the "Federal Tax Status" section of this prospectus.

DOES THE OWNER HAVE ACCESS TO THE ACCOUNT VALUES?
     Yes. The net cash value, subject to the limitations in the certificate and this prospectus, is available to the owner during the insured's lifetime. The net cash value may be used:
-   to provide retirement income,
-   as collateral for a loan,
- to continue some amount of insurance protection without payment of premiums, or
-   to obtain cash by surrendering the certificate in full or in part.
     The owner may borrow, as a certificate loan, an amount up to 90 percent of the owner's account value less any existing loan account value. The loan account is the portion of the general account attributable to loans under a certificate. Each alternative for accessing the owner's account value may be subject to conditions described in the certificate or under the headings "Death Benefit and Account Values", "Surrenders, Partial Surrenders and Transfers" and "Loans" of this prospectus.
     In general, the owner may request a surrender of or a partial surrender from the certificate at any time while the insured is living. A surrender or partial surrender may have federal income tax consequences. (See "Federal Tax Status".)
     A surrender or partial surrender of the net cash value of the certificate is permitted in any amount equal to at least the minimum established for certificates under the group-sponsored insurance program. The minimum will never exceed $500. The maximum partial surrender amount cannot exceed the maximum established for certificates under the group-sponsored insurance program. We reserve the right to limit the number of partial surrenders to one per certificate month, change the minimum amount for partial surrenders, limit the frequency of partial surrenders, or restrict or prohibit partial surrenders from the guaranteed account.

WHAT CHARGES ARE ASSOCIATED WITH THE CERTIFICATE?
     We assess certain charges against each premium payment and the account values under each certificate and against the asset value of the separate account. These charges, which are largely designed to cover our expenses in providing insurance protection and in distributing and administering the certificates are fully described under the heading "Charges" of this prospectus. The specific charges are shown on the specifications page of the certificate. There are also advisory fees and expenses which are assessed against the asset value of each of the portfolios of the Funds. We also reserve the right to charge against the separate account assets, or make other provisions, for additional tax liability we incur with respect to the separate account or the certificates.

FEE TABLES
     The following tables describe the fees and expenses that an owner will pay when buying, owning and surrendering the certificate. The first table describes the fees and expenses that the owner will pay at the time that he or she buys the certificate, surrenders the certificate, or transfers cash value between available investment options.

                                TRANSACTION FEES

Charge                                       When Charge is Deducted         Amount Deducted
------                                      --------------------------    ----------------------
Maximum Sales Charge Imposed on
  Premiums................................  From Each Premium Payment*    5 percent of Premium+
Maximum Premium Tax Charge................  From Each Premium Payment*    4 percent of Premium+
Maximum Federal Tax Charge**..............  From Each Premium Payment*    1.25 percent of
                                                                          Premium++
Maximum Deferred Sales Charge.............  None                          N/A
Maximum Partial Surrender Fee.............  From Each Partial             Lesser of $25 or 2
                                            Surrender                     percent of Partial
                                                                          Surrender Amount+
Maximum Transfer Fee......................  Upon Each Transfer+++         $10+++

------------
  * The charge may be waived in some group sponsored insurance programs for premiums received in conjunction with an Internal Revenue Code Section 1035 exchange.

 ** The federal tax charge is not included in the line item for premium tax charges. For a discussion of the federal tax charge see the "Federal Tax Charge" section of this prospectus.

  + Actual fee varies based on the group-sponsored insurance program under which the certificate is issued.

 ++ For certificates considered to be individual under OBRA the charge will not exceed 1.25 percent of premium. If a certificate is considered to be a group certificate under OBRA, the charge will not exceed 0.25 percent of premium (for group-sponsored programs implemented prior to April 1, 2000) or 0.35 percent of premium (for group-sponsored programs implemented on or after April 1, 2000).

+++ There is currently no transfer fee. A charge, not to exceed $10 per transfer, may be imposed in the future.

     The next table describes the fees and expenses that an owner will pay periodically during the time that the owner owns the certificate, not including the fees and expenses detailed in fund operating expense tables below.

              PERIODIC CHARGES OTHER THAN FUND OPERATING EXPENSES

Charge                                 When Charge is Deducted                Amount Deducted
------                             -------------------------------    -------------------------------
COST OF INSURANCE(1)
  MAXIMUM & MINIMUM CHARGE.....    Certificate Date and Each          Maximum: $32.01 per month per
                                   Subsequent Monthly Anniversary     $1,000 of coverage
                                                                      Minimum: $0.03 per month per
                                                                      $1,000 of coverage
  REPRESENTATIVE CHARGE FOR A
  45 YEAR OLD NON-SMOKING
  CERTIFICATEHOLDER............    Certificate Date and Each          $0.11 per month per $1,000 of
                                   Subsequent Monthly Anniversary     coverage
MORTALITY AND EXPENSE RISK
  CHARGE(2)....................    Each day a sub-account is          Maximum: 0.50 percent of
                                   priced                             average daily assets of the
                                                                      separate account per year
ANNUAL MAINTENANCE FEE.........    None                               N/A
ADMINISTRATION CHARGE..........    Certificate Date and Each          Maximum: $4 per month
                                   Subsequent Monthly Anniversary
LOAN INTEREST CHARGE...........    Each Monthly Anniversary           8 percent of Policy Loan per
                                                                      year(3)

Charge                                 When Charge is Deducted                Amount Deducted
------                             -------------------------------    -------------------------------
ACCIDENTAL DEATH AND
DISMEMBERMENT CHARGE(4)........    Certificate Date and Each          Maximum: $0.10 per month per
                                   Subsequent Monthly Anniversary     $1,000 of coverage
WAIVER OF PREMIUM CHARGE(4)....    Certificate Date and Each          Maximum: 50 percent of the cost
                                   Subsequent Monthly Anniversary     of insurance charge
CHILD RIDER CHARGE(4)..........    Certificate Date and Each          Maximum: $0.35 per month per
                                   Subsequent Monthly Anniversary     $1,000 of coverage
SPOUSE RIDER CHARGE(1)(4)
  MAXIMUM & MINIMUM CHARGE.....    Certificate Date and Each          Maximum: $32.01 per month per
                                   Subsequent Monthly Anniversary     $1,000 of coverage
                                                                      Minimum: $0.03 per month per
                                                                      $1000 of coverage
  REPRESENTATIVE CHARGE FOR A
  45 YEAR OLD NON-SMOKING
  CERTIFICATEHOLDER............    Certificate Date and Each          Representative: $0.11 per month
                                   Subsequent Monthly Anniversary     per $1,000 of coverage

------------
(1) The charges will vary depending upon the insured's age and, depending upon the group sponsored insurance program, smoking status. The charges noted may not be representative of the charges that a particular certificate owner would pay. For information regarding the specific cost of insurance rate that will apply to a particular certificate, please contact Minnesota Life at 1-800-843-8358, during normal business hours of 8:00 a.m. to 4:45 p.m., Central time.

(2) The mortality and expense risk charge will vary based on the group-sponsored insurance program under which the certificate is issued. Differences in the mortality and expense risk charge rates applicable to different group-sponsored insurance programs will be determined by us based on differences in the levels of mortality and expense risk under those contracts.

(3) Interest is also credited to the amount of the certificate loan at a rate not less than 6 percent per year. For a complete discussion of loan interest charges and credits see the "Loan interest" section of this prospectus.

(4) This certificate option is not available in all group sponsored insurance programs. The actual charge may vary depending upon the group sponsored insurance program.

     The next table describes the total annual fund operating expenses that an owner will pay while he or she owns the certificate. The table shows the minimum and maximum expenses (as a percentage of Fund assets) charged by any of the Funds. More detail concerning a particular Fund and its Portfolios' fees and expenses is contained in the prospectus for that Fund. Unless otherwise noted, expenses are shown as of December 31, 2003, and are shown as a percentage of average daily net assets for the described Portfolios.

                         ANNUAL FUND OPERATING EXPENSES
                 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)*

Fee Description                                                 Minimum       Maximum
---------------                                                 -------       -------
Total Annual Fund Operating Expenses........................  .45 percent   1.12 percent

---------------

* The operating expense information presented in this table does not reflect fee waivers and expense reductions of the Funds. In general, Fund advisers are free to discontinue the waivers and reductions at any time. For more detailed information about the fee and expense charges, fee waivers (if applicable) and expense reductions (if applicable) for a particular Fund Portfolio please see that Fund's prospectus.

                                                            GENERAL DESCRIPTIONS

MINNESOTA LIFE INSURANCE COMPANY
     We are Minnesota Life Insurance Company ("Minnesota Life"), a life insurance company organized under the laws of Minnesota. Minnesota Life was formerly known as The Minnesota Mutual Life Insurance Company ("Minnesota Mutual"), a mutual life insurance company organized in 1880 under the laws of Minnesota. Effective October 1, 1998, Minnesota Mutual reorganized by forming a mutual insurance holding company named "Minnesota Mutual Companies, Inc." Minnesota Mutual continued its corporate existence following conversion to a Minnesota stock life insurance company named "Minnesota Life Insurance Company." All of the shares of the voting stock of Minnesota Life are owned by a second tier intermediate stock holding company named "Securian Financial Group, Inc.", which in turn is a wholly-owned subsidiary of a first tier intermediate stock holding company named "Securian Holding Company", which in turn is a wholly-owned subsidiary of the ultimate parent, Minnesota Mutual Companies, Inc. Our home office is at 400 Robert Street North, St. Paul, Minnesota 55101-2098, telephone: (651) 665-3500. We are licensed to do a life insurance business in all states of the United States (except New York where we are an authorized reinsurer), the District of Columbia, Canada, Puerto Rico and Guam. Any benefits due and owing pursuant to a certificate are obligations of Minnesota Life.

MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
     On August 8, 1994, the separate account was established in accordance with Minnesota insurance law. The separate account is registered as a "unit investment trust" with the Securities and Exchange Commission under the Investment Company Act of 1940. Such registration does not signify that the Securities and Exchange Commission supervises the management, or the investment practices or policies, of the separate account. The separate account meets the definition of a "separate account" under the federal securities laws.
     We are the legal owner of the assets in the separate account. The obligations to group contract and certificate owners and beneficiaries arising under the group contracts and certificates are general corporate obligations of Minnesota Life. Our general assets back these obligations. The Minnesota law under which the separate account was established provides that the assets of the separate account shall not be chargeable with liabilities arising out of any other business which we may conduct, but shall be held and applied exclusively to the benefit of the holders of those variable life insurance certificates for which the separate account was established. The income gains and losses credited to or charged against the separate account reflect the account's own investment experience and are entirely independent of both the investment performance of our guaranteed account and of any other separate account which we may have established or may later establish.
     The separate account has 8 sub-accounts which are available under the contracts offered by this prospectus. Each sub-account invests in shares of a corresponding Portfolio of the Funds. Not all of the Portfolios of the Funds may be available for investment by the separate account.
     The separate account currently invests in the Series Fund and Lord Abbett Series Fund, Inc. The Funds' prospectuses accompany this prospectus. For additional copies please call us at 1-800-843-8358. You should read each prospectus carefully before investing in the certificate.
     The assets of each Portfolio are separate from the others and each has different investment objectives and policies. Therefore, each Portfolio operates as a separate investment fund and the investment performance of one has no effect on the investment performance of the other Portfolios.
     All dividends and capital gains distributions from each Portfolio are automatically reinvested in shares of that Portfolio at net asset value.

     Below is a list of the Portfolios and their adviser.

Fund/Portfolio                                                         Investment Adviser
--------------
                                                                ---------------------------------
SERIES FUND:
Bond Portfolio..............................................    Advantus Capital Management, Inc.
Index 400 Mid-Cap Portfolio.................................    Advantus Capital Management, Inc.
Index 500 Portfolio.........................................    Advantus Capital Management, Inc.
Maturing Government Bond Portfolio--2010....................    Advantus Capital Management, Inc.
Money Market Portfolio......................................    Advantus Capital Management, Inc.
Mortgage Securities Portfolio...............................    Advantus Capital Management, Inc.
Real Estate Securities Portfolio............................    Advantus Capital Management, Inc.
LORD ABBETT SERIES FUND, INC.:
Mid-Cap Value Portfolio.....................................    Lord, Abbett & Co. LLC

ADDITIONS, DELETIONS OR SUBSTITUTIONS
     We reserve the right to add, combine or remove any sub-accounts of the Variable Universal Life Account when permitted by law. Each additional sub-account will purchase shares in a new portfolio or mutual fund. New sub-accounts may be established when, in our sole discretion, marketing, tax, investment or other conditions warrant such action. We will use similar considerations should there be a determination to eliminate one or more of the sub-accounts of the separate account. Any new investment option will be made available to existing owners on whatever basis we may determine.
     We retain the right, subject to any applicable law, to make substitutions with respect to the investments of the sub-accounts of the separate account. If investment in a Portfolio of the Funds should no longer be possible or if we determine it becomes inappropriate for certificates of this class, we may substitute another mutual fund or portfolio for a sub-account. Substitution may be made with respect to existing account values and future premium payments. A substitution may be made only with any necessary approval of the Securities and Exchange Commission.
     We reserve the right to transfer assets of the separate account as determined by us to be associated with the certificates to another separate account. A transfer of this kind may require the approval of state regulatory authorities and of the Securities and Exchange Commission.
     We also reserve the right, when permitted by law, to restrict or eliminate any voting right of owners or other persons who have voting rights as to the separate account, and to combine the separate account with one or more other separate accounts, and to de-register the separate account under the Investment Company Act of 1940.
     Shares of the Portfolios of the Series Fund are also sold to other of our separate accounts and to separate accounts of Northstar Life Insurance Company, which are used to receive and invest premiums paid under other variable annuity contracts and variable life contracts issued by us. Portfolio shares are also offered to certain other unaffiliated life insurance companies to fund such separate accounts.
     Shares of the Portfolios of Lord Abbett Series Fund, Inc. are also sold to other life insurance companies' separate accounts for the purpose of funding variable life contracts and variable annuity contracts, and are also available under certain qualified retirement plans.
     The Funds serve as the underlying investment medium for amounts invested in life insurance company separate accounts funding both variable life insurance policies and variable annuity contracts, as the investment medium for such policies and contracts issued by Minnesota Life and other affiliated and unaffiliated life insurance companies, and as the investment medium when used by both a life insurance company to fund its policies or contracts and a participating qualified plan to fund plan benefits. It is possible that there may be circumstances where it is disadvantageous for either: (i) the owners of variable life insurance policies and variable annuity contracts to invest in one of the Funds at the same time, or (ii) the owners of such policies and contracts issued by different life insurance companies to invest in one of the

Funds at the same time or (iii) participating qualified plans to invest in shares of one of the Funds at the same time as one or more life insurance companies. Neither the Funds nor Minnesota Life currently foresees any disadvantage, but if one of the Funds determines that there is any such disadvantage due to a material conflict of interest between such policy owners and contract owners, or between different life insurance companies, or between participating qualified plans and one or more life insurance companies, or for any other reason, one of the Funds' Board of Directors will notify the life insurance companies and participating qualified plans of such conflict of interest or other applicable event. In that event, the life insurance companies or participating qualified plans may be required to sell the applicable Funds' shares with respect to certain groups of policy owners or contract owners, or certain participants in participating qualified plans, in order to resolve any conflict. The life insurance companies and participating qualified plans will bear the entire cost of resolving any material conflict of interest.

VOTING RIGHTS
     We will vote the shares of the Funds held in the various sub-accounts of the Variable Universal Life Account at regular and special shareholder meetings of the Funds in accordance with the owner's instructions. If, however, the Investment Company Act of 1940, as amended, or any regulation thereunder should change and we determine that it is permissible to vote the shares of the Funds in our own right, we may elect to do so. The number of votes as to which the owner has the right to instruct will be determined by dividing his or her sub-account value by the net asset value per share of the corresponding Portfolio of the Funds. The sub-account value is the number of units of a sub-account credited to a certificate multiplied by the current unit value for that sub-account. Fractional shares will be counted. The number of votes as to which the owner has the right to instruct will be determined as of the date coincident with the date established by the Funds for determining shareholders eligible to vote at the meeting of the Funds. Voting instructions will be solicited in writing prior to the meeting in accordance with procedures established by the Funds. We will vote shares of the Funds held by the separate account as to which no instructions are received in proportion to the voting instructions which are received from certificate owners with respect to all certificates participating in the separate account. Each owner having a voting interest will receive proxy material, reports and other material relating to the Funds.
     We may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that shares be voted so as to cause a change in sub-classification or investment policies of the Funds or approve or disapprove an investment advisory contract of the Funds. In addition, we may disregard voting instructions in favor of changes in the investment policies or the investment adviser of one or more of the Funds if we reasonably disapprove of such changes. A change would be disapproved only if the proposed change is contrary to state law or disapproved by state regulatory authorities on a determination that the change would be detrimental to the interests of certificate owners or if we determine that the change would be inconsistent with the investment objectives of the Funds or would result in the purchase of securities for the Funds which vary from the general quality and nature of investments and investment techniques utilized by other separate accounts created by us or any of our affiliates which have similar investment objectives. In the event that we disregard voting instructions, a summary of that action and the reason for such action will be included in the owner's next semi-annual report.

THE GUARANTEED ACCOUNT
     The guaranteed account is assets other than the loan account that are attributable to a certificate and held in our general account. The owner may allocate net premiums and may transfer net cash values of the certificate, subject to the limitations in the certificate and this prospectus, to our guaranteed account.
     Because of exemptive and exclusionary provisions, interests in Minnesota Life's guaranteed account have not been registered under the Securities Act of 1933, and the guaranteed account has not been registered as an investment company under the Investment Company Act of 1940. Therefore, neither the guaranteed account nor any interest therein is subject to the provisions of these Acts, and Minnesota Life has been advised that the staff of the SEC does not review disclosures relating to it. Disclosures regarding the guaranteed account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.
     This prospectus describes a Variable Universal Life Insurance group contract and certificate and is generally intended to serve as a disclosure document only for the aspects of the group contract and certificate relating to the sub-accounts of the separate account. For more information about the guaranteed account, please see the certificate and the summary information provided immediately below.

SUMMARY INFORMATION
     Minnesota Life's general account consists of all assets owned by Minnesota Life other than those in the separate account and any other separate accounts which we may establish. The guaranteed account is that portion of the general assets of Minnesota Life, exclusive of loans, which is attributable to the group contract and certificate described herein and others of their class. The description is for accounting purposes only and does not represent a division of the general account assets for the specific benefit of group contracts and certificates of this class. Allocations to the guaranteed account become part of the general assets of Minnesota Life and are used to support insurance and annuity obligations and are subject to the claims of our creditors. Subject to applicable law, we have sole discretion over the investment of assets of the guaranteed account. Owners do not share in the actual investment experience of the assets in the guaranteed account.
     A portion or all the net premiums may be allocated or transferred to accumulate at a fixed rate of interest in the guaranteed account, though we reserve the right to restrict the allocation of premium into the guaranteed account. Transfers from the guaranteed account to the sub-accounts of the separate account are subject to certain limitations with respect to timing and amount. These restrictions are described under the heading "Transfers." Amounts allocated or transferred to the guaranteed account are guaranteed by us as to principal and a minimum rate of interest.

GUARANTEED ACCOUNT VALUE Minnesota Life bears the full investment risk for amounts allocated to the guaranteed account and guarantees that interest credited to each owner's account value in the guaranteed account will not be less than the minimum guaranteed annual rate without regard to the actual investment experience of the guaranteed account. For group-sponsored programs implemented prior to May 1, 2001, the minimum guaranteed annual rate is 4 percent. For group-sponsored programs implemented on or after May 1, 2001 the minimum guaranteed annual rate is 3 percent. We may, at our sole discretion, credit a higher rate of interest ("excess interest") although we are not obligated to do so. Any interest credited on the certificate's account value in the guaranteed account in excess of the guaranteed minimum rate per year will be determined at our sole discretion. The owner assumes the risk that interest credited may not exceed the guaranteed minimum rate.
     Even if excess interest is credited to the guaranteed account value, no excess interest will be credited to the loan account value in the guaranteed account. However, the loan account value will be credited interest at a rate which is not less than 6 percent per annum.

                                                                         CHARGES

     Premium expense and account value charges will be deducted in connection with the certificates and paid to us, to compensate us for providing the insurance benefits set forth in the certificates, administering the certificates, incurring expenses in distributing the certificates and assuming certain risks in connection with the certificates. These charges will vary based on the group-sponsored insurance program under which the certificate is issued. We will determine the charges pursuant to our established actuarial procedures, and in doing so we will not discriminate unreasonably or unfairly against any person or class of persons. The charges for certificates under a group-sponsored insurance program are shown on the specifications page of the certificate.
     There are also advisory fees and expenses which are assessed against the asset value of each of the Portfolios of the Funds.

PREMIUM EXPENSE CHARGES
     The premium expense charges described below will be deducted from each premium payment we receive. The remaining amount, or net premium, will be allocated to the guaranteed account and/or sub-accounts of the separate account, as directed by the owner, and become part of the certificate's net cash value. SALES CHARGE We may deduct a sales charge from each premium paid under the certificate. Sales charges vary based on the group-sponsored insurance program under which the certificate is issued. The charge will never exceed 5 percent of each premium paid. The sales charge will be determined based on a variety of factors, including enrollment procedures, the size and type of the group, the total amount of premium payments to be received, any prior existing relationship with the group sponsor, the level of commissions paid to agents and brokers and their affiliated broker-dealers, and other circumstances of which we are not presently aware. We may waive the sales charge for premiums received as a result of Internal Revenue Code section 1035 exchanges from another contract or certificate. In addition, we may waive the sales charge for premiums paid by designated payors under a group-sponsored insurance program (for example, insureds versus the group sponsor).
     The amount of the sales charge in any certificate year cannot be specifically related to sales expenses for that year. To the extent that sales expenses are not recovered from the sales charge, we will recover them from our other assets or surplus, which may include profits from the mortality and expense risk charge, the cost of insurance charge or the administration charge. PREMIUM TAX CHARGE We will deduct a percentage of premium charge, not to exceed 4 percent of each premium received for premium taxes. Premium tax charges vary based on the group-sponsored insurance program under which the certificate is issued. This charge is to compensate us for our payment of premium taxes that are imposed by various states and local jurisdictions, and such other charges or expenses as we may incur with respect to the certificates, including guaranty fund assessments. The state and/or jurisdiction in which a group policy is issued may impose taxes that are higher or lower than the premium taxes actually imposed on the group policy. This charge will be between 0 percent and 4 percent of each premium payment. We may waive the premium tax charge for premiums received as a result of Internal Revenue Code section 1035 exchanges from another contract or certificate.

FEDERAL TAX CHARGE Due to a 1990 federal tax law change under the Omnibus Budget Reconciliation Act of 1990 ("OBRA"), as amended, insurance companies are generally required to capitalize and amortize certain acquisition expenses rather than currently deducting such expenses. This has resulted in an additional corporate income tax liability for insurance companies. For certificates deemed to be group certificates for purposes of OBRA, we make a charge against each premium payment to compensate us for the additional corporate taxes we pay for these policies. For group-sponsored programs implemented prior to April 1, 2000, the charge will not exceed 0.25 percent of premium. For group-sponsored programs implemented on or after April 1, 2000, the charge will not exceed 0.35 percent of premium. OBRA imposes a higher certificate acquisition expense to be capitalized on certificates deemed to be individual contracts under OBRA which results in significantly higher corporate income tax liability for those deemed individual contracts. Thus, under certificates deemed to be individual contracts under OBRA, we make a charge of up to 1.25 percent of each premium payment. We may waive the federal tax charge for premiums received as a result of Internal Revenue Code section 1035 exchanges from another contract or certificate.

ACCOUNT VALUE CHARGES
     The account value charges described below will be deducted from the net cash value. If the net cash value is insufficient to cover the account value charges, the certificate will lapse unless sufficient payment is received within the grace period.

MONTHLY DEDUCTION The charges deducted as part of the monthly deduction vary based on the group-sponsored insurance program under which the certificate is issued. As of the certificate date and each subsequent monthly anniversary, we will deduct an amount from the net cash value of the owner's certificate to cover certain charges and expenses incurred in connection with the certificate. The monthly deduction will be the sum of the following applicable items: (1) an administration charge; (2) a cost of insurance charge; and (3) the cost of any additional insurance benefits provided by rider. The monthly anniversary is the first day of each calendar month on, or following, the issue date. The monthly deduction will be deducted from the guaranteed account value and the separate account value in the same proportion that those values bear to the net cash value and, as to the separate account, from each sub-account in the proportion that the sub-account value in such sub-account bears to the separate account value of the certificate.
     We may deduct an ADMINISTRATION CHARGE from the net cash value of the certificate each month. The administration charge will never exceed $4 per month. This charge is to compensate us for expenses incurred in the administration of the certificates. These expenses include the costs of processing enrollments, determining insurability, and establishing and maintaining certificate records. Differences in the administration charge applicable to specific group-sponsored insurance programs will be determined based on expected differences in the administrative costs for the certificates or in the amount of revenues that we expect to derive from the charge. Such differences may result, for example, from the number of eligible members in the group, the type and scope of administrative support provided by the group sponsor, the expected average certificate size, and the features to be included in certificates under the group-sponsored insurance program. An eligible member is a member of the group seeking insurance who meets the requirements stated on the specifications page of the group contract. This charge is not designed to produce a profit.
     The monthly COST OF INSURANCE will be calculated by multiplying the applicable cost of insurance rate based on the insured's attained age and rate class by the net amount at risk for each certificate month. The attained age is the issue age of the insured plus the number of completed certificate years. The net amount at risk for a certificate month is the difference between the death benefit and the account value. The net amount at risk may be affected by changes in the face amount of the certificate or by changes in the account value. Account value, to the extent invested in sub-accounts of the separate account, will vary depending upon the investment performance of the sub-accounts.
     Cost of insurance rates for each group-sponsored insurance program are determined based on a variety of factors related to group mortality including gender mix, average amount of insurance, age distribution, occupations, industry, geographic location, participation, level of medical underwriting required, degree of stability in the charges sought by the group sponsor, prior mortality experience of the group, number of actual or anticipated owners electing the continuation option, and other factors which may affect expected mortality experience. In addition, cost of insurance rates may be intended to cover expenses to the extent they are not covered by the other certificate charges. Changes in the current cost of insurance rates may be made based on any factor which affects the actual or expected mortality or expenses of the group.

     Changes to the cost of insurance rates are generally effective on the anniversary of the issuance of the group policy, although changes may be made at other times if warranted due to a change in the underlying characteristics of the group, changes in benefits included in certificates under the group contract, experience of the group, changes in the expense structure, or a combination of these factors.
     Any changes in the current cost of insurance rates will apply to all persons of the same attained age and rate class under the group-sponsored insurance program. We and the group contractholder will agree to the number of classes and characteristics of each rate class. The classes may vary by tobacco users and non-tobacco users, active and retired status, owners of coverage continued under the continuation provision and other owners, and/or any other nondiscriminatory classes agreed to by the group sponsor.
     The current cost of insurance rates will not be greater than the guaranteed cost of insurance rates set forth in the certificate. These guaranteed rates are 125 percent of the maximum rates that could be charged based on 1980 Commissioners Standard Ordinary Mortality Tables ("1980 CSO Table"). The guaranteed rates are higher than 100 percent of the 1980 CSO Table because we may use a simplified underwriting approach and may issue policies that do not require medical evidence of insurability. The current cost of insurance rates are generally lower than 100 percent of the 1980 CSO Table. (For purposes of premiums under Section 7702 of the Internal Revenue Code of 1986, as amended, we will use 100 percent of the 1980 CSO Table.)

PARTIAL SURRENDER CHARGE For certificates under some group-sponsored insurance programs, a transaction charge will be assessed against the net cash value for each partial surrender to cover the administrative costs incurred in processing the partial surrender. The charge will not exceed the lesser of $25 or 2 percent of the amount withdrawn. This charge will be assessed in the same manner as the monthly deduction. This charge is not designed to produce a profit.

TRANSFER CHARGE There is currently no charge assessed on transfers of net cash value between the guaranteed account and the separate account or among the sub-accounts of the separate account. A charge, not to exceed $10 per transfer, may be imposed in the future.

ADDITIONAL BENEFITS CHARGES Additional benefits may be included with the certificate by rider, subject to the limitations of the group policy and this prospectus. Some of these additional benefits will have charges associated with them. For a complete discussion of additional benefits see the "Additional Benefits" section of this prospectus.

SEPARATE ACCOUNT CHARGES
     We assess a MORTALITY AND EXPENSE RISK CHARGE directly against the separate account assets. This charge will vary based on the group-sponsored insurance program under which the certificate is issued. The annual rate will not exceed ..50 percent of the average daily assets of the separate account. The mortality and expense risk charge compensates us for assuming the risk that the cost of insurance and other charges will be insufficient to cover the actual mortality experience and other costs in connection with the policies.
     Differences in the mortality and expense risk charge rates applicable to different group-sponsored insurance programs will be determined by us based on differences in the levels of mortality and expense risk under those contracts. Differences in mortality and expense risk arise principally from the fact that:
(1) the factors used to determine cost of insurance and administration charges are more uncertain for some group-sponsored insurance programs than for others; and (2) our ability to recover any unexpected mortality and administration costs will also vary from group-sponsored insurance program to group-sponsored insurance program, depending on the charges established for policies issued under the group-sponsored insurance program, and on other financial factors.
     We reserve the right to deduct a charge against the separate account assets, or make other provisions for, any additional tax liability we may incur with respect to the separate account, the group contract or the certificates, to the extent that those liabilities exceed the amounts recovered through the deduction from premiums for premium taxes and federal taxes. No such charge or provision is made at the present time.

FUND CHARGES
     Shares of the Funds are purchased for the separate account at their net asset value, which reflects advisory fees and portfolio expense fees which are assessed against the net asset value of each of the Portfolios of the Fund. Advisory fees and portfolio expense fees of the Fund are described in each Fund's prospectus.

GUARANTEE OF CERTAIN CHARGES
     We will not increase the following charges for group policies: (1) the maximum sales charge; (2) the maximum premium tax charge; (3) the federal tax charge (unless there is a change in the law regarding the federal income tax treatment of deferred acquisition costs); (4) the maximum cost of insurance charge; (5) the maximum administration charge; (6) the maximum partial surrender transaction charge;(7) the maximum transfer charge; and (8) the maximum separate account charge for mortality and expense risk.

                             INFORMATION ABOUT THE GROUP POLICY AND CERTIFICATES

APPLICATIONS AND ISSUANCE
     We will generally issue a group contract to a group, as defined and permitted by state law. For example, a group contract may be issued to an employer, whose employees and/or their spouses may become insured thereunder so long as the person is within a class of members eligible to be included in the group contract. The class(es) of members eligible to be insured by a certificate under the group contract are set forth in that group contract's specifications page. The group contract will be issued upon receipt of a signed application for the group contract signed by a duly authorized officer of the group wishing to enter into a group contract and the acceptance of that signed application by a duly authorized officer of Minnesota Life at its home office. Individuals wishing to purchase a certificate insuring an eligible member under a group-sponsored insurance program must complete the appropriate application for life insurance and submit it to our home office. If the application is approved, we will issue either a certificate or an individual policy to give to the owner. The issue of a group contract or an individual policy and their associated forms is always subject to the approval of those documents by state insurance regulatory authorities for use.
     Individuals who satisfy the eligibility requirements under a particular group contract may be required to submit to an underwriting procedure which requires satisfactory responses to certain health questions in the application and to provide, in some cases, medical information. Acceptance of an application is subject to our underwriting rules, and we reserve the right to reject an application for any reason.
     A certificate will not take effect until the owner signs the appropriate application for insurance, the initial premium has been paid prior to the insured's death, the insured is eligible, and we approve the completed signed application. The date on which the last event occurs shall be the effective date of coverage ("issue date").

DOLLAR COST AVERAGING
     We currently offer a dollar cost averaging option enabling the owner to preauthorize automatic monthly or quarterly transfers from the Series Fund Money Market Sub-Account to any of the other sub-accounts. There is no charge for this option. The transfers will occur on monthly anniversaries. Dollar cost averaging is a systematic method of investing in which securities are purchased at regular intervals in fixed dollar amounts so that the cost of the securities is averaged over time and possibly over various market values. Since the value of the units will vary over time, the amounts allocated to a sub-account will result in the crediting of a greater number of units when the unit value is low and a lesser number of units when the unit value is high.
     Dollar cost averaging does not guarantee profits, nor does it assure that a certificate will not have losses.
     To elect dollar cost averaging the owner must have at least $3,000 in the Series Fund Money Market Sub-Account. The automatic transfer amount from the Series Fund Money Market Sub-Account must be at least $250. The minimum amount that may be transferred to any one of the other sub-accounts is $50. We reserve the right to discontinue, modify or suspend the dollar cost averaging program at any time.
     A dollar cost averaging request form is available to the owner upon request. On the form the owner will designate the specific dollar amount to be transferred, the sub-accounts to which the transfer is to be made, the desired frequency of the transfer and the total number of transfers to be made. If at any time while the dollar cost averaging option is in effect, the amount in the Series Fund Money Market Sub-Account is insufficient to cover the amount designated to be transferred the current election in effect will terminate.
     An owner may instruct us at any time to terminate the dollar cost averaging election by giving us a request in writing or through any other method made available by us under the group-sponsored insurance program. The amount from which transfers were being made will remain in the Series Fund Money Market Sub-Account unless a transfer request is made. Transfers made pursuant to the dollar cost averaging option will not be subject to any transfer charges, in the event such charges are imposed.

FREE LOOK
     It is important to us that the owner is satisfied with the certificate after it is issued. If the owner is not satisfied with it, the owner may return the certificate to us within 10 days after the owner receives it. If the certificate is returned, the owner will receive within seven days of the date we receive the notice of cancellation a full refund of the premiums paid.
     A request for an increase in face amount also may be canceled. The request for cancellation must be made within the 10 days, or that period required by applicable state law, after the owner receives the new certificate specifications page for the increase.
     Upon cancellation of an increase, the owner may request that we refund the amount of the additional charges deducted in connection with the increase. This will equal the amount by which the monthly deductions since the increase went into effect exceeded the monthly deductions which would have been made without the increase. If no request is made, we will increase the certificate's account value by the amount of these additional charges. This amount will be allocated among the sub-accounts of the separate account and guaranteed account in the same manner as it was deducted.

CONVERSION RIGHT TO AN INDIVIDUAL POLICY
     If life insurance provided under the group contract is not continued upon termination of the insured's eligibility under the group contract, or if the group contract terminates or is amended so as to terminate the insurance, the owner may convert the insurance under the group contract to an individual policy of life insurance with us subject to the following:
- The owner's written application to convert to an individual policy and the first premium for the individual policy must be received in our home office within 31 days of the date the owner's insurance terminates under the group contract.
- The owner may convert all or a part of the group insurance in effect on the date that the owner's coverage terminated to any individual life insurance policy we offer, except a policy of term insurance. We will issue the individual policy on the policy forms we then use for the plan of insurance the owner has requested. The premium charge for this insurance will be based upon the insured's age as of his or her nearest birthday.
- If the insured should die within 31 days of the date that the group contract terminates, the full amount of insurance that could have been converted under this policy will be paid.
     In the case of the termination of the group contract, we may require that an insured under a certificate issued under the group contract be so insured for at least five years prior to the termination date in order to qualify for the above conversion privilege.

CONTINUATION OF GROUP COVERAGE
     If the insured's eligibility under a group contract ends, the owner's current group coverage may continue unless the certificate is no longer in force or the limitations below are true as of the date eligibility ends:
-   The group contract has terminated; or
- The owner has less than the required minimum in his or her net cash value after deduction of charges for the month in which eligibility ends. The required minimum will vary based on the group-sponsored program under which the certificate is issued. The minimum will never be higher than $250.
     The insurance amount will not change unless the owner requests a change. We reserve the right to alter all charges not to exceed the maximums. These charges may be higher than those applicable to policies under the group contract that have not been continued under this provision.
     Termination of the group contract by the contractholder or us will not terminate the insurance then in force under the terms of the continuation provision. The group contract will be deemed to remain in force solely for the purpose of continuing such insurance, but without further obligation of the contractholder. A contractholder is an entity that is issued a group contract.

ADDITIONAL BENEFITS
     Subject to certain requirements, one or more of the following additional insurance benefits may be added to the certificate by rider. However, some group contracts may not offer each of the additional benefits described below. Certain riders may not be available in all states. The descriptions below are intended to be general; the terms of the certificate riders providing the additional benefits may vary from state to state, and the certificate should be consulted. New benefit riders which are subsequently developed may also be offered under some group-sponsored insurance programs, and the terms of the riders will be identified in the certificate. The cost of any additional insurance benefits will be deducted as part of the monthly deduction.

ACCELERATED BENEFITS RIDER Provides for the accelerated payment of all or a portion of the death benefit proceeds if the insured is terminally ill, subject to the minimums and maximums specified in the rider. Eligibility requirements and conditions for payment of accelerated benefits are also described in the rider. The amount of accelerated benefits payable is calculated by multiplying the death benefit by an accelerated benefit factor defined in the rider. Accelerated benefits will be paid to the owner unless the owner validly assigns them otherwise. The receipt of benefits under the rider may have tax consequences and the owner should seek assistance from a qualified tax adviser. There is no charge for this rider.

WAIVER OF PREMIUM RIDER Provides for the waiver of the monthly deduction while the insured is totally disabled, subject to certain limitations described in the rider. The insured must have become disabled before the age specified in the rider.

ACCIDENTAL DEATH AND DISMEMBERMENT RIDER Provides additional insurance if the insured dies or becomes dismembered as a result of an accidental bodily injury, as defined in the rider. Under the terms of the rider, the additional benefits provided in the certificate will be paid upon receipt of proof by us that the death or dismemberment resulted directly from accidental injury and independently of all other causes. The death or dismemberment must occur within the timeframes specified in the rider.

CHILD RIDER Provides for term insurance on the insured's children, as specified in the rider. To be eligible for the insurance, the child must be of eligible age as indicated in the rider and be dependent upon the insured for financial support. Under terms of the rider, the death benefit will be payable to the owner of the certificate to which the rider is attached.

SPOUSE RIDER Provides for term insurance on the insured's spouse and children, as specified in the rider. To be eligible for the insurance, spouse and children must meet the eligibility requirements indicated in the rider. Under terms of the rider, the death benefit will be payable to the owner of the certificate to which the rider is attached.

POLICYHOLDER CONTRIBUTION RIDER Allows the contractholder to pay for all or a portion of the monthly charges under the certificate without affecting the account value which may accumulate due to employee-paid net premiums. The portion of the net premium paid by the contractholder will be allocated to the guaranteed account. On the same day such premium is allocated, the charges the contractholder intends to cover will be deducted from the guaranteed account value. There is no charge for this rider.

GENERAL MATTERS RELATING TO THE CERTIFICATE

POSTPONEMENT OF PAYMENTS Normally, we will pay any certificate proceeds within seven days after our receipt of all the documents required for such a payment. Other than the death proceeds for a certificate with an Option B death benefit, for which the account value portion of the death benefit is determined as of the date of payment, the amount of payment will be determined as of the end of the valuation period during which a request is received at our home office. However, we reserve the right to defer certificate payments, including loans, for up to six months from the date of the owner's request, if such payments are based upon certificate values which do not depend on the investment performance of the separate account. In that case, if we postpone a payment other than a loan payment for more than 31 days, we will pay the owner interest for the period that payment is postponed at the greater of the minimum guaranteed annual rate or the minimum rate required by state law. For group-sponsored programs implemented prior to May 1, 2001, the minimum guaranteed annual rate is 4 percent. For group-sponsored programs implemented on or after May 1, 2001, the minimum guaranteed annual rate is 3 percent. For payments based on certificate values which do depend on the investment performance of the separate account, we may defer payment only: (a) for any period during which the New York Stock Exchange is closed for trading (except for normal holiday closing); or (b) when the Securities and Exchange Commission has determined that a state of emergency exists which may make such payment impractical.

THE CERTIFICATE The certificate, the attached signed application, endorsements, any signed application for an increase in face amount and any signed application for reinstatement constitute the entire contract between the owner and us. Apart from the rights and benefits described in the certificate and incorporated by reference into the group contract, the owner has no rights under the group contract. All statements made by the owner or insured in the signed application are considered representations and not warranties, except in the case of fraud. Only statements in the application and any supplemental applications can be used to contest a claim or the validity of the certificate. Any change to the certificate must be approved in writing by the President, a Vice President, Secretary or an Assistant Secretary of Minnesota Life. No agent has the authority to alter or modify any of the terms, conditions or agreements of the group policy or certificate or to waive any of its provisions.

CONTROL OF CERTIFICATE The insured will be considered the owner of the certificate unless another person is shown as the owner in the signed application. Ownership may be changed, however, by assigning the certificate as described below. The owner is entitled to all rights provided by the certificate, prior to its maturity date. After the maturity date, the owner cannot change the payee nor the mode of payment, unless otherwise provided in the certificate. Any person whose rights of ownership depend upon some future event will not possess any present rights of ownership. If there is more than one owner at a given time, all must exercise the rights of ownership. If the owner should die, and the owner is not the insured, the owner's interest will go to his or her estate unless otherwise provided.

MATURITY A certificate of insurance under the group contract matures in an amount equal to the certificate's net cash value upon the insured's 95th birthday.

BENEFICIARY The beneficiary is the person(s) named in a signed application for insurance or by later designation to receive certificate proceeds in the event of the insured's death. The owner may name one or more beneficiaries on the signed application to receive the death benefit. The owner may choose to name a beneficiary that the owner cannot change without the beneficiary's consent. This is called an irrevocable beneficiary. If the owner has not named an irrevocable beneficiary, the owner has reserved the right to change the beneficiary by filing a subsequent written request with us. In that event, we will pay the death benefit to the beneficiary named in the most recent change of beneficiary request as provided for in the certificate.
     If a beneficiary dies before the insured, that beneficiary's interest in the certificate ends with that beneficiary's death. Only those beneficiaries who survive the insured will be eligible to share in the proceeds. If no beneficiary survives the insured we will pay the proceeds according to the following order of priority identified in the group contract.

CHANGE OF BENEFICIARY If the owner has reserved the right to change the beneficiary, the owner can file a written request with us to change the beneficiary. If the owner has named an irrevocable beneficiary, the written consent of the irrevocable beneficiary will be required. The owner's written request will not be effective until it is recorded in our home office records. After it has been so recorded, it will take effect as of the date the owner signed the request.
     However, if the insured dies before the request has been so recorded, the request will not be effective as to those proceeds we have paid before the owner's request was so recorded.

SETTLEMENT OPTIONS The death benefit proceeds of a certificate will be payable if we receive due proof satisfactory to us of the insured's death while it is in force. The proceeds will be paid from our home office and in a single sum unless a settlement option has been selected.
     We will pay interest on the face amount of single sum death proceeds from the date of the insured's death until the date of payment at any annual rate to be determined by us, but never less than the minimum guaranteed rate, compounded annually, or the minimum rate required by state law. For group-sponsored programs implemented prior to May 1, 2001, the minimum guaranteed annual rate is 4 percent. For group-sponsored programs implemented on or after May 1, 2001, the minimum guaranteed annual rate is 3 percent. Death benefits proceeds arising from the account value, as under Option B, will continue to reflect the separate account experience until the time of payment of those amounts.
     The proceeds of a certificate may be paid in other than a single sum and the owner may, during the lifetime of the insured, request that we pay the proceeds under one of the certificate's settlement options. We may also use any other method of payment acceptable to both the owner and us. Unless the owner elects otherwise, a beneficiary may select a settlement option after the insured's death. A settlement option may be selected only if the payments are to be made to a natural person in that person's own right.
     Each settlement option is payable in fixed amounts as described below. A person electing a settlement option will be asked to sign an agreement covering the election which will state the terms and conditions of the payments. The payments do not vary with the investment performance of the separate account.
- INTEREST PAYMENTS This option will provide payment of interest on the proceeds at such times and for a period that is agreeable to the person electing the settlement option and us. Withdrawal of proceeds may be made in amounts of at least $500. At the end of the period, any remaining proceeds will be paid in either a single sum or under any other method we approve.
- FIXED PERIOD ANNUITY This is an annuity payable in monthly installments for a specified number of years, from one to twenty years. The amount of guaranteed payments for each $1,000 of proceeds applied would be shown on the settlement option agreement.
- LIFE ANNUITY This is an annuity payable monthly during the lifetime of the person who is to receive the income and terminating with the last monthly payment immediately preceding that person's death. We may require proof of the age and gender of the annuitant. The amount of guaranteed payments for each $1,000 of proceeds applied would be shown in the settlement option agreement. It would be possible under this option for the annuitant to receive only one annuity payment if he or she died prior to the due date of the second annuity payment, two if he or she died before the due date of the third annuity payment, etc.
- PAYMENTS OF A SPECIFIED AMOUNT This is an annuity payable in a specified amount until the proceeds and interest are fully paid.
     The minimum amount of interest we will pay under any settlement option will never be less than the minimum guaranteed annual rate, compounded annually, or the minimum rate required by state law. For group-sponsored programs implemented prior to May 1, 2001, the minimum guaranteed annual rate is 4 percent. For group-sponsored programs implemented on or after May 1, 2001, the minimum guaranteed annual rate is 3 percent.
     Additional interest earnings, if any, on deposits under a settlement option will be payable as determined by us.

CERTIFICATE CHANGES We reserve the right to limit the number of certificate changes to one per certificate year and to restrict such changes in the first certificate year. For this purpose, changes include increases or decreases in face amount. No change will be permitted that would result in the death benefit under a certificate being included in gross income due to not satisfying the requirements of Section 7702 of the Internal Revenue Code or any applicable successor provision.

CONFORMITY WITH STATUTES If any provision in a certificate is in conflict with the laws of the state governing the certificate, the provision will be deemed to be amended to conform to such laws.

CLAIMS OF CREDITORS Except as provided by law, neither the certificate nor any payment thereunder will be subject to the claims of creditors or to any legal process.

INCONTESTABILITY After a certificate has been in force during the insured's lifetime for two years from the certificate date, we cannot contest the insurance for any loss that is incurred more than two years after the certificate date, unless the net cash value has dropped below the amount necessary to pay the insured's cost of insurance on the insured's life. However, if there has been an increase in the amount of insurance for which we required evidence of insurability, then, to the extent of the increase, any loss which occurs within two years of the effective date of the increase will be contestable. We may elect to waive our right to contest the insurance for any loss that is incurred within two years after the certificate issue date where the certificate replaces existing coverage.

ASSIGNMENT The certificate may be assigned. However, we will not be bound by any assignment unless it is in writing and filed at our home office in St. Paul, Minnesota, and we send the owner an acknowledged copy. We assume no responsibility for the validity or effect of any assignment of the certificate or of any interest in it. Any claim made by an assignee will be subject to proof of the assignee's interest and the extent of the assignment. A valid assignment will take precedence over any claim of a beneficiary.

SUICIDE If the insured, whether sane or insane, dies by suicide within two years of the original certificate date, our liability will be limited to an amount equal to the premiums paid for the certificate. If there has been a face amount increase for which we required evidence of insurability, and if the insured dies by suicide within two years from the effective date of the increase, our liability with respect to the increase will be limited to an amount equal to the premiums paid for that increase.
     If the insured is a Missouri citizen when the certificate is issued, this provision does not apply on the issue date of the certificate, or on the effective date of any increase in face amount, unless the insured intended suicide when the certificate, or any increase in face amount, was applied for.
     If the insured is a citizen of Colorado or North Dakota, the duration of this suicide provision is for one year instead of two.

MISSTATEMENT OF AGE If the age of the insured has been misstated, the death benefit and account value will be adjusted. The adjustment will be the difference between two amounts accumulated with interest. These two amounts are:
-   the monthly cost of insurance charges that were paid; and
- the monthly cost of insurance charges that should have been paid based on the insured's correct age.
     The interest rates used are the rates that were used in accumulating guaranteed account values for that time period.

EXPERIENCE CREDITS Each year we will determine if the certificate will receive an experience credit. Experience credits, if received, may be added to the owner's account value or, if the owner elects, they may be paid in cash. Experience credits will vary based on the terms, claims experience and cost of insurance for the group-sponsored insurance program under which the group contract is issued. We will determine experience credits pursuant to our established actuarial procedures. We do not expect any experience credits will be declared.
     An experience credit applied to the account value will be allocated to the guaranteed account or to the sub-accounts of the separate account in accordance with the owner's current instructions for the allocation of net premiums. In the absence of such instructions, experience credits will be allocated to the guaranteed account value and separate account value in the same proportion that those account values bear to the net cash value and, as to the account value in the separate account, to each sub-account in the proportion that the sub-account value bears to the separate account value.

REPORTS Each year we will send the owner a report. At a minimum, the report will include the account value, the face amount, and the death benefit as of the date of the report, the premiums paid during the year, loan activity and the certificate value. The report will be sent to the owner without cost. The report will be as of a date within two months of its mailing.

GENERAL PROVISIONS OF THE GROUP CONTRACT

ISSUANCE The group contract will be issued upon receipt of an application for group insurance signed by a duly authorized officer of the group sponsor and acceptance by a duly authorized officer of Minnesota Life at our home office.

TERMINATION The contractholder may terminate a group contract by giving us 31 days prior written notice of the intent to terminate. In addition, we may terminate a group contract or any of its provisions on 61 days' notice. We may elect to limit the situations in which we may exercise our right to terminate the group contract to situations such as the non-payment of premiums or where, during any twelve month period, the aggregate specified face amount for all certificates under the group contract or the number of certificates under a group contract decreases by certain amounts or below the minimum permissible levels we establish for the group contract. No individual may become insured under the group contract after the effective date of a notice of termination. However, if the group contract terminates, certificates may be allowed to convert to individual coverage as described under the heading "Conversion Privilege to an Individual Certificate."
     Upon termination of a group contract, we reserve the right to complete the distribution of account values attributable to the guaranteed account over a period of time determined by us, but not more than six months. This delayed distribution does not in any way continue or extend any insurance that has otherwise terminated due to termination of a group contract.
     Termination of the group contract by the contractholder or us will not terminate the insurance then in force under the terms of the continuation provision. The group contract will be deemed to remain in force solely for the purpose of continuing such insurance, but without further obligation of the contractholder.

RIGHT TO EXAMINE GROUP CONTRACT The contractholder may terminate the group contract within 10 days, or that period required by law, after receiving it. To cancel the group contract, the contractholder should mail or deliver the group contract to us.

ENTIRE GROUP CONTRACT The group contract, the attached copy of the contractholder's signed application and any additional agreements constitute the entire contract between the contractholder and us. All statements made by the contractholder, any owner or any insured will be deemed representations and not warranties. A misstatement will not be used in any contest or to reduce claim under the group contract, unless it is in writing. A copy of the signed application containing such misstatement must have been given to the contractholder or to the insured or to his or her beneficiary, if any.

OWNERSHIP OF GROUP CONTRACT AND GROUP CONTRACT CHANGES The contractholder owns the group contract. The group contract may be changed or amended by agreement between us and the contractholder without the consent of, or notice to, any person claiming rights or benefits under the group contract. However, unless the contractholder owns all of the certificates issued under the group contract, the contractholder does not have any ownership interest in the certificates issued under the group contract. The rights and benefits under the certificates of the owners, insureds and beneficiaries are as set forth in this prospectus and in the certificates.

CERTIFICATE PREMIUMS

     A premium must be paid to put a certificate in force, and may be remitted to us by the group contractholder on behalf of the owner. The initial premium for a certificate must cover the premium expense charges and the first month's deductions. Premiums paid after the initial premium may be in any amount. A premium must be paid when there is insufficient net cash value to pay the monthly deduction necessary to keep the certificate in force.
     When the certificate is established, the certificate's specifications page may show premium payments scheduled and the amounts of those payments. However, under the certificate, the owner may elect to omit making those premium payments. Failure to pay one or more premium payments will not cause the certificate to lapse until such time as the net cash value is insufficient to cover the next monthly deduction. Therefore, unlike traditional insurance certificates, a certificate does not obligate the owner to pay premiums in accordance with a rigid and inflexible premium schedule.
     Failure of a group contractholder to remit the authorized premium payments may cause the group contract to terminate. Nonetheless, provided that there is sufficient net cash value to prevent the certificate from lapsing, the owner's insurance can be converted to an individual policy of life insurance in the event of such termination. (See "Conversion Privilege to an Individual Policy".) The owner's insurance can continue if the insured's eligibility under the group-sponsored insurance program terminates because the insured is no longer a part of the group or otherwise fails to satisfy the eligibility requirements set forth in the specifications page to the group contract or certificate. (See "Continuation of Group Coverage".)

PREMIUM LIMITATIONS
     After the payment of the initial premium, and subject to the limitations described in this prospectus, premiums may be paid at any time in any amount while the insurance is in force under the certificate. Since the certificate permits flexible premium payments, it may become a modified endowment contract. (See "Federal Tax Status".) When we receive the signed application, our systems will test the owner's elected premium schedule to determine, if it is paid as scheduled and if there is no change made to the certificate, whether it will result in the certificate being classified as a modified endowment contract for federal income tax purposes. Our systems will continue to test the certificate with each premium payment to determine whether the certificate has attained this tax status. If we determine that the certificate has attained the status of a modified endowment contract, we will mail the owner a notice. The owner will be given a limited amount of time, subject to the restrictions under the Code, to request that the certificate maintain the modified endowment contract status. If the owner does not request to have this tax status maintained, the excess premium amounts paid that caused this tax status will be returned with interest at the end of the certificate year to avoid the certificate being classified as a modified endowment contract. The owner may request an immediate refund if it is desired earlier.

ALLOCATION OF NET PREMIUMS AND ACCOUNT VALUE
     Net premiums, which are premiums after the deduction of the charges assessed against premiums, are allocated to the guaranteed account and/or sub-accounts of the separate account which, in turn, invest in shares of the Funds. Net premiums are valued as of the end of the valuation period in which they are received. For a discussion of valuation periods see the "Unit Value" section of this prospectus.
     The owner makes the selection of the sub-accounts and/or the guaranteed account on the signed application for the certificate. The owner may change the allocation instructions for future premiums by giving us a request in writing or through any other method made available by us under the group-sponsored insurance program. The allocation to the guaranteed account or to any sub-account of the separate account must be at least 10 percent of the net premium.
     Where the contractholder owns all the certificates and in certain other circumstances (for example, for split-dollar insurance programs), we will delay the allocation of net premiums to sub-accounts or the guaranteed account for a period of 10 days after certificate issue or certificate change to reduce market risk during this "free look" period. Net premiums will be allocated to the Money Market Sub-Account until the end of the period. We reserve the right to similarly delay the allocation of net premiums to sub-accounts for other group-sponsored insurance programs for a period of 10 days after certificate issue or certificate change. This right will be exercised by us only when we believe economic conditions make it necessary to reduce market risk during the "free look" period. If we exercise this right, net premiums will be allocated to the Money Market Sub-Account until the end of the period.
     We reserve the right to restrict the allocation of net premiums to the guaranteed account for certificates under some group-sponsored insurance programs. For these certificates, the maximum allocation of net premiums to the guaranteed account will range from 0 percent to 50 percent. Under certain group-sponsored insurance programs we have exercised this right by prohibiting allocations to the guaranteed account. Any such prohibitions will be identified in the certificates.

                                                DEATH BENEFIT AND ACCOUNT VALUES

     If the certificate is in force at the time of the insured's death, upon receipt of due proof of death, we will pay the death benefit proceeds of the certificate based on the death benefit option elected by the contractholder.
     The group sponsor may choose one of two death benefit options for all participants under the group-sponsored program. Once elected, the death benefit option chosen by the group-sponsor shall remain unchanged. There is a level death benefit ("Option A") and a variable death benefit ("Option B"). The death benefit under either option will never be less than the current face amount of the certificate (less any unpaid monthly deductions) as long as the certificate remains in force and there are no loans. The face amount elected must be at least the minimum stated on the specifications page of the certificate.

OPTION A -- LEVEL DEATH BENEFIT
     The amount of the death benefit for Option A is determined as follows:
- the face amount of insurance on the insured's date of death while the certificate is in force; plus
- the amount of the cost of insurance for the portion of the certificate month from the date of death to the end of the certificate month; less
-   any outstanding certificate loans and accrued loan interest charged; less
- any unpaid monthly deductions determined as of the date of the insured's death.

OPTION B -- INCREASING DEATH BENEFIT
     The amount of the death benefit for Option B is determined as follows:
- the face amount of insurance on the insured's date of death while the certificate is in force; plus
- the amount of the owner's account value as of the date we receive due proof of death satisfactory to us; plus
- the amount of the cost of insurance for the portion of the certificate month from the date of death to the end of the certificate month; plus
-   any monthly deductions taken under the certificate since the date of death;
    less
-   any outstanding certificate loans and accrued loan interest charged; less
- any unpaid monthly deductions determined as of the date of the insured's death.
     At issue, the group sponsor may choose between two tests that may be used to determine if a certificate qualifies as life insurance as defined by Section 7702 of the Code. Once a test is selected for a certificate, it shall remain unchanged for that certificate. The group sponsor must select the same test for all certificates. The two tests are the Guideline Premium/Cash Value Corridor Test and the Cash Value Accumulation Test. The test selected will determine how the death benefit is calculated in the event the account value or the premiums paid exceed certain limits established under Section 7702.
     The Cash Value Accumulation Test requires that the death benefit be greater than the account value times a specified percentage. The Guideline Premium/Cash Value Corridor Test limits the amount of premiums which may be paid in addition to requiring that the death benefit be greater than the account value times a specified percentage. Each certificate will be tested when premiums are paid, at the end of each month and at death for compliance to the test chosen for that certificate. Under either test, if the death benefit is not greater than the applicable percentage of the account value, we will increase the face amount or return premium with interest to maintain compliance with IRC Section 7702.
     For the Cash Value Accumulation Test, the applicable percentage by which to multiply the account value to determine the minimum death benefit requirement varies by the age and underwriting class of the insured. The following table contains illustrative applicable percentages for this test for the non-tobacco underwriting class:

                             Applicable
                             Percentage
Attained Age                 ----------
------------
35.........................     432.4%
45.........................     310.2
55.........................     226.9
65.........................     171.8
75.........................     137.5

     For the Guideline Premium/Cash Value Corridor Test, the applicable percentage by which to multiply the account value to determine the minimum death benefit requirement varies only by the age of the insured. The following table contains the applicable percentages for the account value portion of this test:

                             Applicable
                             Percentage
Attained Age                 ----------
------------
40 & below.................       250%
41.........................       243
42.........................       236
43.........................       229
44.........................       222
45.........................       215

                             Applicable
                             Percentage
Attained Age                 ----------
------------
46.........................       209
47.........................       203
48.........................       197
49.........................       191
50.........................       185
51.........................       178
52.........................       171
53.........................       164
54.........................       157
55.........................       150
56.........................       146
57.........................       142
58.........................       138
59.........................       134
60.........................       130
61.........................       128
62.........................       126
63.........................       124
64.........................       122
65.........................       120
66.........................       119
67.........................       118
68.........................       117
69.........................       116
70.........................       115
71.........................       113
72.........................       111
73.........................       109
74.........................       107
75-90......................       105
91.........................       104
92.........................       103
93.........................       102
94.........................       101
95.........................       100

     Several factors that may influence the premium limit under the Guideline Premium/ Cash Value Corridor Test include: the current and past face amounts of the certificate, the certificate year, the age at certificate issue, the age at any face amount change, and the underwriting class of the insured as well as the charges under the certificate. You may call us at (800) 843-8358, during our normal business hours of 8:00 a.m. to 4:45 p.m., Central time, if you would like us to calculate the maximum premium you may pay under your certificate for this test. If you pay up to the maximum premium amount your certificate may become a modified endowment contract. (See "Federal Tax Status".)

CHANGE IN FACE AMOUNT
     Subject to certain limitations set forth below, an owner may increase or decrease the face amount of a certificate. A written request must be sent directly to us for a change in the face amount. A change in the face amount will affect the net amount at risk which affects the cost of insurance charge. (See "Charges".) In addition, a change in the face amount of a certificate may result in a material change in the certificate that may cause it to become a modified endowment contract. More information on this subject and possible federal income tax consequences of this result is provided under the heading "Federal Tax Status."

INCREASES If an increase in the current face amount is applied for, we reserve the right to require evidence of insurability from the insured. The increase will become effective on the monthly anniversary on or following approval of the change or on any other date mutually agreed upon between the owner and us. Although an increase need not necessarily be accompanied by an additional premium (unless it is required to meet the next monthly deduction), the net cash value in effect immediately after the increase must be sufficient to cover the next monthly deduction.
     With respect to premiums allocated to an increase, the owner will have the same "free look," conversion, and refund rights with respect to an increase as with the initial purchase of the owner's certificate. (See "Free Look".)

DECREASES Any decrease in the face amount will become effective on the monthly anniversary on or following our receipt of the written request. However, the amount of insurance on any insured may not be reduced to less than the minimum face amount indicated on the specifications page which is attached to the owner's certificate. Generally, this amount will be at least $10,000. If, following a decrease in face amount, the certificate would not comply with the maximum premium limitations required by federal tax law (see "Federal Tax Status"), the decrease may be limited or the account value may be returned to the owner (at the owner's election), to the extent necessary to meet these requirements.

PAYMENT OF DEATH BENEFIT PROCEEDS
     The amount payable as death proceeds upon the insured's death will be determined according to the death benefit under the option elected. The death benefit proceeds will also include any amounts payable under any riders.
     If a rider permitting the accelerated payment of death benefit proceeds has been added to the certificate, the death benefit may be paid in a single lump sum prior to the death of the insured and may be less than otherwise would be paid upon the death of the insured. (See "Additional Benefits".)
     Death benefit proceeds will ordinarily be paid within seven days after we receive all information required for such payment, including due proof of the insured's death. Payment may, however, be postponed in certain circumstances. (See "Postponement of Payments".) Under Option A death benefit, interest will be paid on the death benefit from the date of the insured's death until the date of payment. Under Option B death benefit, interest will be paid on the face amount of insurance from the date of the insured's death until the date of payment. The account value will remain as invested in the guaranteed account and/or separate account until the date of payment; therefore, the account value may increase or decrease in value from the date of the insured's death to the date of the payment of the death proceeds. Interest will also be paid on any charges taken under the certificate since the date of death, from the date the charge was taken until the date of payment. Interest will be at an annual rate determined by us, but never less than the minimum guaranteed rate, compounded annually, or the minimum rate required by state law. For group-sponsored programs implemented prior to May 1, 2001, the minimum guaranteed annual rate is 4 percent. For group-sponsored programs implemented on or after May 1, 2001, the minimum guaranteed annual rate is 3 percent.
     Death benefit proceeds will be paid to the surviving beneficiary specified on the signed application or as subsequently changed. The owner may arrange for death benefit proceeds to be paid in a single lump sum or under one of the optional methods of settlement (See "Settlement Options").
     When no election for an optional method of settlement is in force at the death of the insured, the beneficiary may select one or more of the optional methods of settlement at any time before death benefit proceeds are paid. (See "Settlement Options").
     An election or change of method of settlement must be in writing. A change in beneficiary revokes any previous settlement election.

ACCOUNT VALUES
     The certificate provides the owner certain account value benefits. Subject to certain limitations, the owner may obtain access to the net cash value portion of the account value of the certificate. The owner may borrow against the certificate's loan value and may surrender the certificate in whole or in part. The owner may also transfer the net cash value between the guaranteed account and the sub-accounts of the separate account or among the sub-accounts of the separate account.
     We will send the owner a report each year advising the owner of the certificate's account value, the face amount and the death benefit as of the date of the report. It will also summarize certificate transactions during the year, including premiums paid and their allocation, certificate charges, loan activity and the net cash value. It will be as of a date within two months of its mailing. We will also, upon the owner's request, send the owner an additional statement of past transactions at any time for a $15 fee, which will be deducted from the portion of account value that the owner specifies.
     Also, upon request made to us at our home office, we will provide information on the account value of a certificate to the owner. Such requests may be in writing, by telephone, by facsimile transmission or any other method made available by us under the group-sponsored insurance program. More information on the procedures to make requests by telephone call or other electronic means is provided under the heading "Transfers."

DETERMINATION OF THE GUARANTEED ACCOUNT VALUE The guaranteed account value is the sum of all net premium payments allocated to the guaranteed account. This amount will be increased by any interest, experience credits (see "General Matters Relating to the Certificate" for a detailed discussion), loan repayments, loan interest credits and transfers into the guaranteed account. This amount will be reduced by any certificate loans, loan interest charged, partial surrenders, transfers into the sub-accounts of the separate account and charges assessed against the owner's guaranteed account value. Interest is credited on the guaranteed account value of the certificate at a rate of not less than the minimum guaranteed annual rate, compounded annually. For group-sponsored programs implemented prior to May 1, 2001, the minimum guaranteed annual rate is 4 percent. For group-sponsored programs implemented on or after May 1, 2001, the minimum guaranteed annual rate is 3 percent. We guarantee the minimum rate for the life of the certificate without regard to the actual experience of the guaranteed account. As conditions permit, we may credit additional amounts of interest to the guaranteed account value. The owner's guaranteed account value is guaranteed by us. It cannot be reduced by any investment experience of the separate account.

DETERMINATION OF THE SEPARATE ACCOUNT VALUE The certificate's separate account value is determined separately. The separate account value is not guaranteed. The determination of the separate account value is made by multiplying the current number of sub-account units credited to a certificate by the current sub-account unit value, for each sub-account in which the owner is invested. A unit is an accounting device used to measure a certificate's interest in a sub-account. The number of units credited with respect to each net premium payment is determined by dividing the portion of the net premium payment allocated to each sub-account by the then current unit value for that sub-account. The number of units so credited is determined as of the end of the valuation period during which we receive the owner's premium at our home office.
     Once determined, the number of units credited to the owner's certificate will not be affected by changes in the unit value. However, the number of units will be increased by the allocation of subsequent periodic or lump sum net premiums, experience credits, loan interest credits and transfers to that sub-account. The number of additional units credited is determined by dividing the net premiums, experience credits and transfers to that sub-account by the then current unit value for that sub-account. The number of units of each sub-account credited to the owner's certificate will be decreased by certificate charges to the sub-account, loans and loan interest charges, transfers from that sub-account and withdrawals from that sub-account. The reduction in the number of units credited is determined by dividing the deductions to that sub-account, loans and loan interest charges, transfers from that sub-account and withdrawals from that sub-account by the then current unit value for that sub-account. The number of sub-account units will decrease to zero on a certificate surrender.

UNIT VALUE The unit value of a sub-account will be determined on each valuation date. A valuation date is each date on which a Fund Portfolio is valued. A valuation period is the period between successive valuation dates measured from the time of one determination to the next. The amount of any increase or decrease will depend on the net investment experience of that sub-account. The value of a unit for each sub-account was originally set at $1.00 on the first valuation date. For any subsequent valuation date, its value is equal to its value on the preceding valuation date multiplied by the net investment factor for that sub-account for the valuation period ending on the subsequent valuation date.

NET INVESTMENT FACTOR The net investment factor for a valuation period is the gross investment rate for such valuation period, less a deduction for the mortality and expense risk charge under this certificate which is assessed at the annual rate stated on the specifications page of the certificate against the average daily net assets of each sub-account of the separate account. The gross investment rate is equal to:
- the net asset value per share of a share held by the Funds in the sub-account of the separate account determined at the end of the current valuation period; plus
- the per share amount of any dividend or capital gains distribution by the Funds if the "ex-dividend" date occurs during the current valuation period; with the sum divided by
- the net asset value per share of the share of the Funds held in the sub-account determined at the end of the preceding valuation period.
     We reserve the right to deduct a charge against the separate account assets, or make other provisions for, any additional tax liability we may incur with respect to the separate account or the certificates, to the extent that those liabilities exceed the amounts recovered through the deduction from premiums for premium taxes and federal taxes. Any such charges will be subject to the maximum described in this prospectus.

DAILY VALUES We determine the value of the units in each sub-account on each day on which the Portfolios of the Funds are valued. The net asset value of the Funds' shares is computed once daily, and, in the case of the Money Market Portfolio, after the declaration of the daily dividend, as of the primary closing time for business on the New York Stock Exchange (as of the date hereof the primary close of trading is 3:00 p.m. Central time, but this time may be changed) on each day, Monday through Friday, except (i) days on which changes in the value of a Funds' portfolio securities will not materially affect the current net asset value of such Funds' shares, (ii) days during which no shares of a Fund are tendered for redemption and no order to purchase or sell such Funds' shares is received by such Fund and (iii) customary national business holidays on which the New York Stock Exchange is closed for trading.
     Although the account value for each certificate is determinable on a daily basis, we update our records to reflect that value on each monthly anniversary. We also make certificate value determinations as of the date of the insured's death and on a certificate adjustment, surrender, or lapse. When the certificate value is determined, we will assess and update to the date of the transaction those charges made against the owner's account value, namely the administration charge and the cost of insurance charge. Increases or decreases in certificate values will not be uniform for all certificates but will be affected by certificate transaction activity, cost of insurance charges and the existence of certificate loans.

SURRENDERS, PARTIAL SURRENDERS AND TRANSFERS

     The owner may request a surrender of or a partial surrender from the certificate at any time while the insured is living. To make a surrender, the owner sends us a written request for its surrender. The owner is then paid the net cash value of the certificate, computed as of the end of the valuation period during which we receive the surrender request at our home office. That payment can be in cash or, at the option of the owner, can be applied on a settlement option. A surrender or partial surrender may have federal income tax consequences. (See "Federal Tax Status".)
     A partial surrender of the net cash value of the certificate is permitted in any amount equal to at least the minimum established for certificates under the group sponsored insurance program. The minimum will never exceed $500. The maximum amount cannot exceed the maximum established for certificates under the group-sponsored insurance program. The maximum will be either:
- (a) minus (b), where (a) is 90 percent of the account value and (b) is any outstanding certificate loans plus accrued certificate loan interest charged; or
-   100 percent of the net cash value.
     The maximum will be identified in the certificate.
     We reserve the right to limit the number of partial surrenders to one per certificate month, change the minimum amount for partial surrenders, limit the frequency of partial surrenders, or restrict or prohibit partial surrenders from the guaranteed account. A partial surrender will cause a decrease in the face amount equal to the amount surrendered if the current death benefit option for the certificate is Option A (level death benefit). A partial surrender has no effect on the face amount if the current death benefit option for a the certificate is Option B (variable death benefit). However, since the account value is reduced by the amount of the partial surrender, the death benefit is reduced by the same amount, as the account value represents a portion of the death benefit proceeds.
     On a partial surrender, the owner may designate the sub-accounts of the separate account from which a partial surrender is to be taken or whether it is to be taken in whole or in part from the guaranteed account. Otherwise, partial surrenders will be deducted from the guaranteed account value and separate account value in the same proportion that those values bear to the net cash value and, as to the separate account value, from each sub-account in the proportion that the sub-account value of each such sub-account bears to the separate account value. We reserve the right to restrict or prohibit withdrawals from the guaranteed account. We will tell the owner, on request, what amounts are available for a partial surrender under the certificate.
     A transaction charge will be deducted from the net cash value in connection with a partial surrender for certificates under some group contracts. The amount of the charge will never exceed the lesser of $25 or 2 percent of the amount withdrawn. The charge will be allocated to the guaranteed account value and the separate account value in the same proportion as those values bear to the net cash value and, as to the separate account value, from each sub-account in the same proportion that the sub-account value of each such sub-account bears to the separate account value.
     Payment of a surrender or partial surrender will be made as soon as possible, but not later than seven days after our receipt of the owner's written request for surrender or partial surrender. However, if any portion of the net cash value to be surrendered is attributable to a premium payment made by non-guaranteed funds such as a personal check, we will delay mailing that portion of the surrender proceeds until we have reasonable assurance that the payment has cleared and that good payment has been collected. The amount the owner receives on surrender may be more or less than the total premiums paid under the certificate.

TRANSFERS
     The certificate allows for transfers of the net cash value among the available sub-accounts of the separate account, and from the guaranteed account to the sub-accounts. Transfers of the net cash value from the sub-accounts to the guaranteed account are available for certificates that allow for premium allocations to the guaranteed account. Transfers may be made in writing, by telephone or through any other method made available by us under the group-sponsored insurance program.
     There are restrictions to such transfers. The amount to be transferred to or from a sub-account of the separate account or the guaranteed account must be at least $250. If the balance in the guaranteed account or in the sub-account from which the transfer is to be made is less than $250, the entire account value attributable to that sub-account or the guaranteed account must be transferred. If a transfer would reduce the account value in the sub-account from which the transfer is to be made to less than $250, we reserve the right to include that remaining amount in the sub-account with the amount transferred. We also reserve the right to limit the number of transfers to one per certificate month. Transfer privileges may be suspended or modified by us at any time. We reserve the right to restrict the frequency of, or otherwise modify, condition, or terminate, any transfer method(s). The transfer privilege is also subject to modification if we determine, at our sole discretion, that the exercise of the transfer privilege by one or more policy owners is or would be to the disadvantage of other policy owners. You will be notified in writing if your transfer privileges will be suspended or modified. The underlying funds may restrict the amounts or frequency of transfers in order to protect fund shareholders. This policy is not designed for market timing or other frequent trading activity and we do not accommodate or create exceptions for investors engaging in such activity. For more information on transactions related to your policy, you may contact us at 1-800-843-8358.
     There are additional restrictions to transfers involving the guaranteed account. For group-sponsored insurance programs where the certificates do not allow for premium allocations to the guaranteed account, the owner may not transfer amounts into the guaranteed account.
     The following restrictions apply to group-sponsored insurance programs where the guaranteed account is available for premium allocations, to group-sponsored insurance programs where the contractholder owns all the policies and in certain other circumstances (for example, for split-dollar insurance programs). The maximum amount of net cash value to be transferred out of the guaranteed account to the sub-accounts of the separate account is limited to twenty percent (or $250 if greater) of the guaranteed account value. Transfers to or from the guaranteed account are limited to one such transfer per certificate year. We may further restrict transfers from the guaranteed account by requiring that the request is received by us or postmarked in the 30-day period before or after the last day of the certificate anniversary. The certificate anniversary is the same day and month in each succeeding year as the certificate date, or the same day and month in each succeeding year as the date agreed to between the contractholder and us. The certificate anniversary is shown on the specifications page attached to the certificate. The certificate date is the first day of the calendar month on, or following, the issue date. This is the date from which certificate years and certificate months are measured. A certificate month is equal to a calendar month. A certificate year is a period of one year measured from the certificate date and from each successive certificate anniversary. Requests for transfers which meet these conditions would be effective after we approve and record them at our home office.
     For transfers out of the separate account or among the sub-accounts of the separate account, we will credit and cancel units based on the sub-account unit values as of the end of the valuation period during which the owner's request is received at our home office. Transfers from the guaranteed account will be dollar amounts deducted at the end of the day on which the transfer request is approved at our home office.
     From time to time the separate account may receive a transfer request that Minnesota Life or the underlying Fund regards as disruptive to the efficient management of the sub-accounts of the separate account or the underlying Fund. This could be because of the timing of the request and the availability of settlement proceeds of the Fund, the size of the transfer amount involved or the trading history of the investor. If the underlying Fund determines that selling securities to satisfy the redemptions could be harmful to the Fund, requested transfers will be denied. The owner will be notified in writing when limitations are imposed upon a transfer request.
     A transfer or exchange from one sub-account to another is generally treated as a simultaneous cancellation of units currently held and the crediting of units where a new investment is desired. The order of redemptions from a Fund will be as follows: all automatic exchanges (for example, dollar cost averaging), written transfer and exchange requests, faxed transfer and exchange requests, and electronic transfer and exchange requests (including telephone and internet transaction site requests). Transfer and exchange requests will be processed in the order of receipt within their respective category. In no event will there be any limitation on redemptions in connection with surrenders, partial surrenders or loans.
     A transfer is subject to a transaction charge. Currently, no such charge is imposed on a transfer, but a charge, up to a maximum of $10, may be imposed in the future.
     The owner's instructions for transfer may be made in writing or the owner, or a person authorized by the owner, may make such changes by telephone. To do so, the owner may call us at 1-800-843-8358 during our normal business hours of 8:00 a.m. to 4:45 p.m., Central time. Owners may also submit their requests for transfer, surrender or other transactions to us by facsimile (FAX) transmission. Our FAX number is 1-651-665-4827.
     We may make other electronic transfer capabilities available to certificate owners under some group-sponsored insurance programs. We will employ reasonable procedures to satisfy ourselves that instructions received from certificate owners are genuine and, to the extent that we do not, we may be liable for any losses due to unauthorized or fraudulent instructions. We require certificate owners to identify themselves in electronic transactions through certificate numbers or such other information as we may deem to be reasonable. We record electronic transfer instructions and we provide the certificate owners with a written confirmation of the electronic transfers.
     Transfers made pursuant to a telephone call or other electronic means are subject to the same conditions and procedures as would apply to written transfer requests. During periods of marked economic or market changes, owners may experience difficulty in implementing a telephone or other electronic transfer due to a heavy volume of network usage. In such a circumstance, owners should consider submitting a written transfer request while continuing to attempt an electronic redemption. We reserve the right to restrict the frequency of--or otherwise modify, condition, terminate or impose charges upon--electronic transfer privileges. For more information on electronic transfers, contact us.
     Although we currently intend to continue to permit transfers in the foreseeable future, the certificate provides that we may modify the transfer privilege by changing the minimum amount transferable, by altering the frequency of transfers, by imposing a transfer charge, by prohibiting transfers, or in such other manner as we may determine at our discretion.

LOANS

     The owner may borrow from us using only the certificate as the security for the loan. The owner may borrow up to an amount equal to (a) less (b), where (a) is 90 percent of the owner's account value and (b) is any outstanding certificate loans plus accrued loan interest charged. A loan taken from or secured by a certificate may have federal income tax consequences. (See "Federal Tax Status".) The maximum loan amount is determined as of the date we receive the owner's request for a loan.
     Any loan paid to the owner in cash must be in an amount of at least $100. We will charge interest on the loan in arrears. At the owner's request, we will send the owner a loan request form for his or her signature. Loans may be requested in writing, by telephone, by facsimile transmission, or by any other method made available by us under

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

the group-sponsored insurance program. More information on the procedures to make requests by telephone call or other electronic means is provided under the heading "Transfers."
     When the owner takes a loan, we will reduce the net cash value by the amount borrowed. This determination will be made as of the end of the valuation period during which the loan request is received at our home office. Unless the owner directs us otherwise, the loan will be taken from the guaranteed account value and separate account value in the same proportion that those values bear to the net cash value and, as to the separate account value, from each sub-account in the proportion that the sub-account value of each such sub-account bears to the owner's separate account value. The number of units to be canceled will be based upon the value of the units as of the end of the valuation period during which we receive the owner's loan request at our home office. The amount borrowed continues to be part of the account value, as the amount borrowed becomes part of the loan account value where it will accrue loan interest credits and will be held in our general account. A loan has no immediate effect on the owner's account value since at the time of the loan the account value is the sum of the guaranteed account value, separate account value and the loan account value. However, a certificate loan may have long term impact on the account value as the amount borrowed no longer participates in the investment experience of a sub-account. When a loan is to come from the guaranteed account value, we have the right to postpone a loan payment for up to six months.
     If a certificate enters a grace period and if the net cash value is insufficient to cover the monthly deduction and the loan repayment, the owner will have to make a loan repayment to keep the certificate in force. We will give the owner notice of our intent to terminate the certificate and the loan repayment required to keep it in force. The time for repayment will be within 61 days after our mailing of the notice. There could be adverse tax consequences if the certificate lapses or is surrendered when a loan is outstanding.
     Outstanding loans and accrued interest will reduce surrender value and death benefits payable.

LOAN INTEREST
     The interest rate charged on a certificate loan will be 8 percent per year. Interest charged will be based on a daily rate which if compounded for the number of calendar days in the year will equal 8 percent annually, and compounded for the number of days since loan interest charges were last updated.
     The outstanding loan balance will increase as the interest charged on the certificate loan accrues. The net cash value will decrease as the outstanding loan balance increases. Loan interest charges are due at the end of the certificate month. If the owner does not pay in cash the interest accrued at the end of the certificate month, this unpaid interest will be added. The new loan will be subject to the same rate of interest as the loan in effect.
     Interest is also credited to the amount of the certificate loan in the loan account value. Interest credits on a certificate loan shall be at a rate which is not less than 6 percent per year. Interest credited will be based on a daily rate, which if compounded for the number of calendar days in the year will be at least 6 percent annually, and compounded for the number of days since loan interest charges were last updated.
     Loan interest charges and loan interest credits are allocated monthly, at loan repayment, at certificate surrender and at death. Loan interest charges and loan interest credits are allocated to a certificate's guaranteed account value and separate account value in the same proportion that those values bear to the net cash value and, as to the separate account value, to each sub-account in the proportion that the sub-account value of each such sub-account bears to the separate account value.

LOAN REPAYMENTS
     If the certificate is in force, the loan can be repaid in part or in full at any time before the insured's death. The loan may also be repaid within 60 days after the date of the insured's death, if we have not paid any of the benefits under the certificate. Any loan repayment must be at least $100 unless the balance due is less than $100.
     Loan repayments are allocated to the guaranteed account. The owner may reallocate amounts in the guaranteed account among the sub-accounts of the separate accounts, subject to the limitations in this prospectus and the certificate on such transfers. For a discussion of the transfer restrictions applicable to the guaranteed account please see the "Transfers" section of this prospectus. Loan repayments reduce the owner's outstanding loan balance by the amount of the loan repayment. Loan repayments will be applied first to interest accrued since the end of the prior certificate month. Any remaining portion of the repayment will then reduce the loan. The net cash value will increase by the amount of the loan repayment.
     A loan, whether or not it is repaid, will have a permanent effect on the account value and the death benefit because the investment results of the sub-accounts will apply only to the amount remaining in the sub-accounts. The effect could be either positive or negative. If net investment results of the sub-accounts are greater than the rate credited on the loan, the account value will not increase as rapidly as it would have if no loan had been made. If investment results of the sub-accounts are less than the rate credited on the loan, the account value will be greater than if no loan had been made.

LAPSE AND REINSTATEMENT

LAPSE
     Unlike traditional life insurance certificates, the failure to make a premium payment following the payment of the premium which puts the certificate into force will not itself cause a certificate to lapse. Lapse will occur only when the net cash value is insufficient to cover the monthly deduction, and the subsequent grace period expires without sufficient payment being made.
     The grace period is 61 days. The grace period will start on the day we mail the owner a notice that the certificate will lapse if the premium amount specified in the notice is not paid by the end of the grace period. We will mail this notice on any certificate's monthly anniversary when the net cash value is insufficient to pay for the monthly deduction for the insured. The notice will specify the amount of premium required to keep the certificate in force and the date the premium is due. If we do not receive the required amount within the grace period, the certificate will lapse and terminate. The grace period does not apply to the first premium payment. If you die during the grace period an otherwise valid claim will not be denied on the grounds that coverage has lapsed. We reserve the right to deduct any outstanding premium due from the death benefit. The death benefit amount under the death benefit option in effect, at the time of the insured's death, will be paid if death occurs during the grace period.

REINSTATEMENT
     A lapsed certificate may be reinstated, any time within three years from the date of lapse, provided the insured is living and subject to the limitations described below. Reinstatement is made by payment of an amount that, after the deduction of premium expense charges, is large enough to cover all monthly deductions which have accrued on the certificate up to the effective date of reinstatement, plus the monthly deductions for the two months following the effective date of reinstatement. If any loans and loan interest charges are not repaid, this indebtedness will be reinstated along with the insurance. No evidence of the insured's insurability will be required during the first 31 days following lapse, but will be required from the 32nd day to three years from the date of lapse.
     The amount of account value on the date of reinstatement will be equal to the amount of any loans and loan interest charges reinstated increased by the net premiums paid at the time of reinstatement.
     The effective date of reinstatement will be the date we approve the signed application for reinstatement. There will be a full monthly deduction for the certificate month that includes that date.

                                                              FEDERAL TAX STATUS

     This discussion of federal income taxes is general in nature and is not intended as tax advice. Each person concerned should consult a tax adviser. This discussion is based on our understanding of federal income tax laws as they are currently interpreted. No representation is made regarding the likelihood of continuation of current income tax laws or the current interpretations of the Internal Revenue Service ("IRS"). We have not attempted to consider any applicable state or other tax laws.
     We are taxed as a "life insurance company" under the Internal Revenue Code. The operations of the separate account form a part of, and are taxed with, our other business activities. Currently, no federal income tax is payable by us on income dividends received by the separate account or on capital gains arising from the separate account's activities. The separate account is not taxed as a "regulated investment company" under the Code and it does not anticipate any change in that tax status.
     Under Section 7702 of the Code, life insurance contracts such as the certificates will be treated as life insurance for federal tax purposes if certain tests are met. There is limited guidance on how these tests are to be applied.
     However, the IRS has issued proposed regulations that would specify what will be considered reasonable mortality charges under Section 7702. In light of these proposed regulations and the other available guidance on the application of the tests under Section 7702, we believe that a certificate issued in respect of a standard risk should meet the statutory definition of a life insurance contract under Section 7702. With respect to a certificate issued on a substandard basis (i.e., a premium class involving higher than standard mortality risk), there is insufficient guidance to determine if such a certificate would satisfy the Section 7702 definition of a life insurance contract. If it is subsequently determined that a certificate does not satisfy
Section 7702, we may take whatever steps are appropriate and necessary to attempt to cause such a certificate to comply with Section 7702.
     In certain circumstances, owners of variable life insurance contracts may be considered for federal income tax purposes to be the owners of the assets of the separate account supporting their contracts due to their ability to exercise control over those assets. Where this is the case, the contract owners will be currently taxed on income and gains attributable to the separate account assets. In Revenue Ruling 2003-91, the IRS described the circumstances under which the owner of a variable contract will not possess sufficient control over the assets underlying the contract to be treated as the owner of those assets for federal income tax purposes. Under the contracts in Revenue Ruling 2003-91, there was no arrangement, plan, contract or agreement between the policy owner and the insurance company regarding the availability of a particular investment option and other than the policy owner's right to allocate premiums and transfer funds among the available sub-accounts, all investment decisions concerning the sub-accounts were made by the insurance company or an adviser in its sole and absolute discretion.
     We do not believe that the ownership rights of a certificate owner under the policy would result in any certificate owner being treated as the owner of the assets of the Variable Universal Life Account under Revenue Ruling 2003-91. However, we do not know whether additional guidance will be provided by the IRS on this issue and what standards may be contained in such guidance. We reserve the right to modify the policy or certificate as necessary to attempt to prevent a certificate owner from being considered the owner of a pro rata share of the assets of the Variable Universal Life Account.
     In addition, the Code requires that the investments of the Variable Universal Life Account be "adequately diversified" in order to treat the certificate as a life insurance contract for federal income tax purposes. We intend that the Variable Universal Life Account, through the Funds and the Portfolios, will satisfy these diversification requirements.

     The following discussion assumes that the certificate will qualify as a life insurance contract for federal income tax purposes.
     On the death of the insured, the death benefit provided by a certificate will be excludable from the gross income of the beneficiary under Section 101(a) of the Code. The owner is not currently taxed on any part of the inside build-up of cash value until the owner actually receives cash from the certificate. However, taxability may also be affected by the individual's contributions to the certificate and prior certificate activity. We also believe that certificate loans will be treated as indebtedness and will not be currently taxable as income to the certificate owner so long as your certificate is not a modified endowment contract as described below. However, whether a modified endowment contract or not, the interest paid on certificate loans will generally not be tax deductible. There may also be adverse tax consequences when a certificate with a certificate loan is lapsed or surrendered. If you receive an accelerated benefit, that benefit may be taxable and you should seek assistance from a tax adviser.
     A complete surrender or partial surrender may have tax consequences. On surrender, an owner will generally not be taxed on values received except to the extent that they exceed the gross premiums paid under the certificate (reduced by any previously received excludable amounts). An exception to this general rule occurs in the case of a partial surrender, a decrease in the face amount, or any other change that reduces benefits under the certificate in the first 15 years after the certificate is issued and that results in a cash distribution to the owner in order for the certificate to continue to comply with the Section 7702 definitional limits. In that case, such distribution may be taxed in whole or in part as ordinary income (to the extent of any gain in the certificate) under rules prescribed in Section 7702. Finally, upon a complete surrender or lapse of a certificate or when benefits are paid at a certificate's maturity date, if the amount received plus the amount of any certificate loan exceeds the total investment in the certificate, the excess will generally be treated as ordinary income, subject to tax.
     It should be noted, however, that the tax treatment described above is not available for certificates characterized as a modified endowment contract. In general, certificates with high premium in relation to the death benefit may be considered modified endowment contracts. The Code requires that cumulative premiums paid on a life insurance certificate during the first seven contract years cannot exceed the sum of the net level premiums which would be paid under a seven-pay life certificate. If those cumulative premiums exceed the seven-pay life premiums, the certificate is a modified endowment contract.
     Modified endowment contracts are treated as life insurance contracts with respect to the tax treatment of death proceeds and to the extent that the inside build-up of account value is not taxed on a yearly basis. However, any amounts received by the owner, such as loans and amounts received from partial or total surrender of the contract are subject to the same tax treatment as distributions under an annuity (i.e., such distributions are generally treated as taxable income to the extent that the account value immediately before the distribution exceeds the investment in the certificate). This tax treatment includes the 10 percent additional income tax which would be imposed on the portion of any distribution that is included in income except where the distribution or loan is made on or after the owner attains age 59 1/2, or is attributable to the certificate owner becoming disabled, or is part of a series of substantially equal periodic payments for the life of the certificate owner or the joint lives of the certificate owner and beneficiary.
     The modified endowment contract rules apply to all contracts entered into on or after June 21, 1988 that fail to meet the 7-pay test described above and to a certificate that is received in exchange for a modified endowment contract. It should be noted, in addition, that a certificate which is subject to a "material change" shall be treated as newly entered into on the date on which such material change takes effect. Appropriate adjustments shall be made in determining whether such a certificate meets the seven-pay test by taking into account the previously existing cash surrender value. While certain adjustments described herein may result in a material change, the law provides that any cost of living increase described in regulations and based upon an established broad-based index will not be treated as a material change if any increase is funded ratably over the remaining period during which premiums are required to be paid under the certificate. To date, no regulations under this provision have been issued. Certain reductions in benefits may also cause a certificate to become a modified endowment contract.
     In rare circumstances, if we receive and allocate your premium before its due date, your Policy will become a modified endowment contract. To prevent your Policy from becoming a modified endowment contract, we will hold your premium in a non-interest bearing account until its due date, at which time we will allocate your premium to the guaranteed account or sub-accounts of the Variable Universal Life Account.
     If a certificate becomes a modified endowment contract, distributions that occur during the certificate year it becomes a modified endowment contract and any subsequent certificate year will be taxed as distributions from a modified endowment contract. Distributions from a certificate within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a certificate that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.
     Due to the certificate's flexibility, classification of a certificate as a modified endowment contract will depend upon the circumstances of each certificate. Accordingly, a prospective certificate owner should contact a tax adviser before purchasing a certificate to determine the circumstances under which the certificate would be a modified endowment contract. An owner should also contact a tax adviser before paying any lump sum premiums or making any other change to, including an exchange of, a certificate to determine whether that premium or change would cause the certificate (or the new certificate in the case of an exchange) to be treated as a modified endowment contract.
     All modified endowment contracts issued by us (or an affiliated company) to the same owner during any calendar year will be treated as one modified endowment contract for purposes of determining the amount includable in gross income under Section 72(e) of the Code. Additional rules may be promulgated under this provision to prevent avoidance of its effects through serial contracts or otherwise. A life insurance certificate received in exchange for a modified endowment contract will also be treated as a modified endowment contract.
     Generally, interest paid on any loan under a life insurance contract is not deductible. An owner should consult a competent tax adviser before deducting any loan interest. In addition, default of any loan under the certificate may result in taxable income and/or tax penalties.
     The certificate may be used in various arrangements, including non-qualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if you are contemplating the use of a certificate in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a tax adviser regarding the tax attributes of the particular arrangement. Moreover, in recent years, Congress has adopted new rules relating to corporate owned life insurance. The IRS has recently issued guidance on split dollar insurance plans. A tax adviser should be consulted with respect to this new guidance if you have purchased or are considering the purchase of a certificate for a split dollar insurance plan. There may also be an indirect tax upon the income in the certificate under the federal corporate alternative minimum tax, if the certificate owner is subject to that tax. Any business contemplating the purchase of a new life insurance contract or a change in an existing contract should consult a tax adviser.
     Federal estate and state and local estate, inheritance, and other tax consequences of ownership or receipt of certificate proceeds depend upon the circumstances of each certificate owner or beneficiary. A competent tax adviser should be consulted for further information.
     It should be understood that the foregoing description of the federal income tax consequences under the policies is not exhaustive and that special rules are provided with respect to situations not discussed. Statutory changes in the Code, with varying effective dates, and regulations adopted thereunder may also alter the tax consequences of specific factual situations. Due to the complexity of the applicable laws, any person contemplating the purchase of a variable life insurance certificate or exercising elections under such a certificate may want to consult a tax adviser.
     At the present time, we make no charge to the separate account or from premium payments for any federal, state or local taxes (other than state premium taxes and federal taxes under OBRA) that we incur that may be attributable to such account or to the policies. We, however, reserve the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that we determine to be properly attributable to the separate account or the policies.

DISTRIBUTION OF CERTIFICATES
     The group contract and certificates will be sold by state licensed life insurance producers who are also registered representatives of Securian Financial Services, Inc. ("Securian Financial") or of other broker-dealers who have entered into selling agreements with Securian Financial. Securian Financial acts as principal underwriter for the policies. Both Securian Financial and Minnesota Life are wholly-owned subsidiaries of Securian Financial Group, Inc., which is a second-tier subsidiary of a mutual insurance holding company called Minnesota Mutual Companies, Inc.
     Securian Financial Services, Inc., whose address is 400 Robert Street North, St. Paul, Minnesota 55101-2098, is a registered broker-dealer under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. Securian Financial was incorporated in 1984 under the laws of the State of Minnesota. The group policies and certificates are sold in the states where their sale is lawful. The insurance underwriting and the determination of a proposed insured's risk classification and whether to accept or reject an application for a certificate is done in accordance with our rules and standards.
     Commissions to registered representatives on the sale of certificates will be premium-based, asset-based or a fixed amount. Commissions under a group-sponsored insurance program will not exceed the equivalent of 50 percent of the portion of all premiums paid in the initial year to cover the cost of insurance, 7 percent of all premiums paid in the initial year in excess of the amount to cover the cost of insurance, and 7 percent of all premiums paid after the initial year.
     The commission schedule for a group-sponsored insurance program will be determined based on a variety of factors, including enrollment procedures, the size and type of the group, the total amount of premium payments to be received, any prior existing relationship with the group sponsor, the sophistication of the group sponsor, and other circumstances of which we are not presently aware.
     In addition, Securian Financial or Minnesota Life will pay, based uniformly on the sales of the certificates by registered representatives, credits which allow registered representatives (agents) who are responsible for sales of the certificates to attend conventions and other meetings sponsored by Minnesota Life or its affiliates for the purpose of promoting the sale of insurance and/or investment products offered by Minnesota Life and its affiliates. Such credits may cover the registered representatives' transportation, hotel accommodations, meals, registration fees, etc. The underwriter may also receive amounts from the Funds for services provided under a 12b-1 plan of distribution. For providing these distribution services, the underwriter may receive a fee of 0.25 percent of the average daily net assets of those Portfolios of the Funds which have a 12b-1 fee.

OTHER MATTERS

LEGAL PROCEEDINGS
     As an insurance company, we are ordinarily involved in litigation. Minnesota Life is of the opinion that such litigation is not material with respect to the certificates or the separate account.

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

REGISTRATION STATEMENT
     We have filed a Registration Statement under the Securities Act of 1933, as amended, with the Securities and Exchange Commission with respect to the group contracts and certificates offered hereby. This prospectus does not contain all the information set forth in the registration statement and amendments thereto and the exhibits filed as a part thereof, to all of which reference is hereby made for further information concerning the separate account, Minnesota Life, the group contracts and certificates. Statements contained in this prospectus as to the contents of group contracts and certificates and other legal instruments are summaries, and reference is made to such instruments as filed.

FINANCIAL STATEMENTS
     The complete financial statements of the separate account and Minnesota Life can be found in the Statement of Additional Information. The Statement of Additional Information is available from us at your request.
     To request a Statement of Additional Information call us at 1-800-843-8358 or write to us at: Minnesota Life Insurance Company at 400 Robert Street North, Saint Paul, Minnesota 55101.

STATEMENT OF ADDITIONAL INFORMATION

     A Statement of Additional Information, with the same date, containing further information about Minnesota Life Variable Universal Life Account, the group contract and the certificates is available without charge from us at your request. It has been filed with the SEC and is incorporated by reference into this prospectus. In addition, you may order a personalized illustration of death benefits, cash surrender values, and cash values, without charge, from us. To request a Statement of Additional Information, a personalized illustration or any information about your certificate call us at 1-800-843-8358 or write to us at: Minnesota Life Insurance Company at 400 Robert Street North, Saint Paul, Minnesota 55101.
     Information about Minnesota Life Variable Universal Life Account (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090) or at the SEC's website, http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, 450 Fifth Street, NW, Washington, DC, 20549-0102. You can also call the SEC at 1-202-942-8090.
     The table of contents for the Statement of Additional Information is as follows:
General Information and History
Premiums
Additional Information About Operation of Contracts and Registrant
Underwriters
Additional Information About Charges
Lapse and Reinstatement
Loans
Performance Data
Illustrations
Financial Statements

Investment Company Act Number 811-8830

                 MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                           (Exact Name of Registrant)

                        Minnesota Life Insurance Company
                               (Name of Depositor)

                             400 Robert Street North
                           Saint Paul, Minnesota 55101
              (Address of Depositor's Principal Executive Offices)

                                 1-651-665-3500
               (Depositor's Telephone Number, including Area Code)

                               Dennis E. Prohofsky
             Executive Vice President, General Counsel and Secretary
                        Minnesota Life Insurance Company
                             400 Robert Street North
                         St. Paul, Minnesota 55101-2098
                     (Name and Address of Agent for Service)

                                    Copy to:
                              J. Sumner Jones, Esq.
                              Dykema Gossett PLLC
                                Franklin Square
                                 Suite 300 West
                              1300 I Street, N.W.
                          Washington, D.C. 20005-3306

                       STATEMENT OF ADDITIONAL INFORMATION

        THE DATE OF THIS DOCUMENT AND THE PROSPECTUS IS: APRIL 30, 2004


This Statement of Additional Information is not a prospectus. Much of the information contained in this Statement of Additional Information expands upon subjects discussed in the prospectus. Therefore, this Statement should be read in conjunction with the current prospectus, bearing the same date, which may be obtained by calling Minnesota Life Insurance Company at 1-800-843-8358, or writing to Minnesota Life at 400 Robert Street North, Saint Paul, Minnesota 55101. Defined terms as used in the prospectus, group contract and certificates are incorporated into this Statement of Additional Information by reference.

Table of Contents

General Information and History
Premiums
Additional Information About Operation of Contracts and Registrant
Underwriters
Additional Information About Charges
Lapse and Reinstatement
Loans
Performance Data
Illustrations
Financial Statements

GENERAL INFORMATION AND HISTORY

We are Minnesota Life Insurance Company ("Minnesota Life"), a life insurance company organized under the laws of Minnesota. Minnesota Life was formerly known as The Minnesota Mutual Life Insurance Company ("Minnesota Mutual"), a mutual life insurance company organized in 1880 under the laws of Minnesota. Effective October 1, 1998, Minnesota Mutual reorganized by forming a mutual insurance holding company named "Minnesota Mutual Companies, Inc." Minnesota Mutual continued its corporate existence following conversion to a Minnesota stock life insurance company named "Minnesota Life Insurance Company." All of the shares of the voting stock of Minnesota Life are owned by a second tier intermediate stock holding company named "Securian Financial Group, Inc.", which in turn is a wholly-owned subsidiary of a first tier intermediate stock holding company named "Securian Holding Company", which in turn is a wholly-owned subsidiary of the ultimate parent, Minnesota Mutual Companies, Inc. Our home office is at 400 Robert Street North, St. Paul, Minnesota 55101-2098, telephone: (651) 665-3500. We are licensed to do a life insurance business in all states of the United States (except New York where we are an authorized reinsurer), the District of Columbia, Canada, Puerto Rico and Guam.

On August 8, 1994, the separate account was established in accordance with Minnesota insurance law. The separate account is registered as a "unit investment trust" with the Securities and Exchange Commission under the Investment Company Act of 1940. Such registration does not signify that the Securities and Exchange Commission supervises the management, or the investment practices or policies, of the separate account. The separate account meets the definition of a "separate account" under the federal securities laws.

We are the legal owner of the assets in the separate account. The obligations to policy and certificate owners and beneficiaries arising under the group contracts and certificates are general corporate obligations of Minnesota Life. Our general assets back these obligations. The Minnesota law under which the separate account was established provides that the assets of the separate account shall not be chargeable with liabilities arising out of any other business which we may conduct, but shall be held and applied exclusively to the benefit of the holders of those variable life insurance policies for which the separate account was established. The income gains and losses credited to or charged against the separate account reflect the account's own investment experience and are entirely independent of both the investment performance of our guaranteed account and of any other separate account which we may have established or may later establish.

The separate account has 39 sub-accounts which are available under the contracts offered by the prospectus. Each sub-account invests in shares of a corresponding Portfolio of the Funds. Not all of the Portfolios of the Funds may be available for investment by the separate account. Although the Maturing Government Bond Portfolio with a maturity of 2006 is referenced in the prospectus, it is not available for premium allocations or transfers.

The separate account currently invests in the Series Fund, Fidelity VIP, Janus Aspen Series, W&R Target Funds, Inc. and Lord Abbett Series Fund, Inc.

PREMIUMS

Premiums for the certificates will not be the same for all owners. Charges will vary based on the group-sponsored insurance program under which the certificate is issued. We will determine charges pursuant to our established actuarial procedures, and in doing so we will not discriminate unreasonably or unfairly against any person or class of persons. The charges (other than cost of insurance rates) for certificates under a group-sponsored insurance program are shown on the specifications page of the certificate.

A premium must be paid to put a certificate in force, and may be remitted to us by the group contractholder on behalf of the owner. Generally, premium payments for certificates under group-sponsored insurance programs are regularly deducted by an employer from the certificate owner's paycheck. If an owner's insurance is continued following loss of the insured's eligibility under the group-sponsored insurance program (requirements for continuation are described in the certificate and prospectus), we will accept direct premium payments from the owner by check or electronic funds transfer from a checking or savings account. If an owner in such a situation elects to remit premiums by check, we will send a premium notice for the premium due to the owner's address on record. If an owner elects to remit premiums by electronic funds transfer, we will deduct the premium due from the checking or savings account monthly on the date specified by the owner.

The initial premium for a certificate must cover the premium expense charges and the first month's deductions. Premiums paid after the initial premium may be in any amount. A premium must be paid when there is insufficient net cash value to pay the monthly deduction necessary to keep the certificate in force. In this situation, we will send the owner a notice that a premium payment is required.

When the certificate is issued, the certificate's specifications page may show premium payments scheduled and the amounts of those payments. However, the owner may elect to skip or omit making those premium payments. The certificate does not obligate the owner to pay premiums in accordance with a premium schedule.

ADDITIONAL INFORMATION ABOUT OPERATION OF CONTRACTS AND REGISTRANT

Minnesota Life provides accounting oversight, financial reporting, legal and other administrative services. Prior to April 1, 2003, Minnesota Life provided additional accounting and administrative services which are now performed by State Street Bank and Trust Company. However, Minnesota Life continues to oversee State Street's performance of these services.

UNDERWRITERS

The group contracts and certificates are a continuous offering and will be sold by state licensed life insurance producers who are also registered representatives of Securian Financial Services, Inc. ("Securian Financial") or of other broker-dealers who have entered into selling agreements with Securian Financial. Securian Financial acts as principal underwriter for the policies. Securian Financial is a wholly-owned subsidiary of Securian Financial Group, Inc., which is a second-tier subsidiary of a mutual insurance holding company called Minnesota Mutual Companies, Inc.

Securian Financial, whose address is 400 Robert Street North, St. Paul, Minnesota 55101-2098, is a registered broker-dealer under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. Securian Financial was incorporated in 1984 under the laws of the State of Minnesota. The contracts and certificates are sold in the states where their sale is lawful. The insurance underwriting and the determination of a proposed insured's risk classification and whether to accept or reject an application for a certificate is done in accordance with our rules and standards.

Commissions to registered representatives on the sale of certificates will be premium-based, asset-based or a fixed amount. Commissions under a group-sponsored insurance program will not exceed the equivalent of 50 percent of the portion of all premiums paid in the initial year to cover the cost of insurance, 7 percent of all premiums paid in the initial year in excess of the amount to cover the cost of insurance, and 7 percent of all premiums paid after the initial year.

The commission schedule for a group-sponsored insurance program will be determined based on a variety of factors, including enrollment procedures, the size and type of the group, the total amount of premium payments to be received, any prior existing relationship with the group sponsor, the sophistication of the group sponsor, and other circumstances of which we are not presently aware. Amounts paid by Minnesota Life to the underwriter for 2003, 2002, and 2001 were $493,923, $168,136 and $164,502, respectively.

In addition, Securian Financial or Minnesota Life will credit, based uniformly on the sales of group contracts by registered representatives, credits which allow registered representatives (agents) who are responsible for sales to attend conventions and other meetings sponsored by Minnesota Life or its affiliates for the purpose of promoting the sale of insurance and/or investment products offered by Minnesota Life and its affiliates. Such credits may cover the registered representatives' transportation, hotel accommodations, meals, registration fees, etc.

Securian Financial may also receive amounts from the Funds for services provided under a 12b-1 plan of distribution. For providing these distribution services, Securian Financial may receive a fee of 0.25 percent of the average daily net assets of those Portfolios of the Funds which have a 12b-1 fee.

ADDITIONAL INFORMATION ABOUT CHARGES

Cost of insurance rates for each group-sponsored insurance program are determined based on a variety of factors related to group mortality including gender mix, average amount of insurance, age distribution, occupations, industry, geographic location, participation, level of medical underwriting required, degree of stability in the charges sought by the group sponsor, prior mortality experience of the group, number of actual or anticipated owners electing the continuation option, and other factors which may affect expected mortality experience. In addition, cost of insurance rates may be intended to cover expenses to the extent they are not covered by the other certificate charges. Changes in the current cost of insurance rates may be made based on any factor which affects the actual or expected mortality or expenses of the group.

Changes to the cost of insurance rates are generally effective on the anniversary of the issuance of the group policy, although changes may be made at other times if warranted due to a change in the underlying characteristics of the group, changes in benefits under the group-sponsored insurance program, experience of the group, changes in the expense structure, or a combination of these factors.

The group contracts will be offered and sold pursuant to our underwriting procedures, in accordance with state insurance laws. Individuals who satisfy the eligibility requirements under a particular group contract may be required to submit to an underwriting procedure which requires satisfaction of underwriting requirements.

When we receive a completed application or request for an increase in face amount we may require medical evidence of insurability to determine whether the applicant is insurable. If so, we will follow certain insurance underwriting (risk evaluation) procedures. This process may involve such verification procedures as medical examinations and may require that further information be provided by the proposed insured before a determination can be made. We may also issue certificates that do not require medical evidence of insurability. Schedules for evidence of insurability requirements may be determined for each group-sponsored insurance program and are based on a variety of factors related to the group. In determining these schedules we will not discriminate unreasonably or unfairly against any person or class of persons.

LAPSE AND REINSTATEMENT

The failure to make a premium payment following the payment of the premium which puts the certificate into force will not itself cause a certificate to lapse. Lapse will occur only when the net cash value is insufficient to cover the monthly deduction, and the subsequent grace period expires without sufficient payment being made.

The grace period is 61 days. The grace period will start on the day we mail the owner a notice that the certificate will lapse if the premium amount specified in the notice is not paid by the end of the grace period. We will mail this notice on any certificate's monthly anniversary when the net cash value is insufficient to pay for the monthly deduction for the insured. The notice will specify the amount of premium required to keep the certificate in force and the date the premium is due. The insured's life will continue to be insured during this grace period. If we do not receive the required amount within the grace period, the certificate will lapse and terminate. There is no grace period for the first premium.

Failure of a group sponsor to remit the authorized premium payments may cause the group contract to terminate. Nonetheless, provided that there is sufficient net cash value to prevent the certificate from lapsing, the owner's insurance can be converted to an individual policy of life insurance in the event of such termination, as described in the certificate and prospectus. The owner's insurance can continue if the insured's eligibility under the group-sponsored insurance program terminates because the insured is no longer a part of the group or otherwise fails to satisfy the eligibility requirements set forth in the specifications page to the group contract and certificate (requirements for continuation are described in the certificate and prospectus).

A lapsed certificate may be reinstated, any time within three years from the date of lapse, provided the insured is living. Reinstatement is made by application for reinstatement and payment of an amount that, after the deduction of charges assessed against premiums, is large enough to cover all monthly deductions which have accrued on the certificate up to the effective date of reinstatement, plus the monthly deductions for the two months following the effective date of reinstatement. The application and payment must be submitted to our home office. If any loans and loan interest charged is not repaid, this indebtedness will be reinstated along with the insurance.

No evidence of the insured's insurability will be required during the first 31 days following lapse, but such evidence satisfactory to us will be required from the 32nd day to three years from the date of lapse.

The amount of account value on the date of reinstatement will be equal to the amount of any loans and loan interest charged reinstated increased by the net premiums paid at the time of reinstatement.

The reinstatement will take effect as of the date we approve the application for reinstatement. There will be a full monthly deduction for the certificate month that includes that date.

We will allocate the net premiums submitted for a reinstatement, namely premiums after the deduction of the charges assessed against premiums, to the guaranteed account and/or the sub-accounts of the Variable Universal Life Account which, in turn, invest in Fund shares.

LOANS

The owner may borrow from us using only the certificate as the security for the loan. The minimum loan amount is $100.

At the owner's request, we will send the owner a loan request form for his or her signature. The owner may also submit a loan request by telephone (during our normal business hours), by facsimile (FAX) transmission or through any other method made available by us under the group-sponsored insurance program. We will make the telephone and facsimile transmission service available to all certificate owners. Should the owner make a request by telephone call or other electronic means, we will ask for personal identification and certificate number.

When the owner takes a loan, we will reduce the net cash value by the amount borrowed. This determination will be made as of the end of the valuation period during which the loan request is received at our home office. Unless the owner directs us otherwise, the loan will be taken from the guaranteed account value and separate account value in the same proportion that those values bear to the net cash value and, as to the separate account value, from each sub-account in the proportion that the sub-account value of each such sub-account bears to the owner's separate account value. The number of units to be canceled will be based upon the value of the units as of the end of the valuation period during which we receive the owner's loan request at our home office.

The amount borrowed continues to be part of the account value, as the amount borrowed becomes part of the loan account value where it will accrue loan interest credits and will be held in our general account. A loan has no immediate effect on the owner's account value since at the time of the loan the account value is the sum of the guaranteed account value, the separate account value and the loan account value. When a loan is to come from the guaranteed account value, we have the right to postpone a loan payment for up to six months.

If a certificate enters a grace period and if the net cash value is insufficient to cover the monthly deduction and the loan repayment, the owner will have to make a loan repayment to keep the certificate in force. We will give the owner notice of our intent to terminate the certificate and the loan repayment required to keep it in force. The time for repayment will be within 61 days after our mailing of the notice.

The interest rate charged on the loan will be 8 percent per year. Interest charged will be based on a daily rate which if compounded for the number of calendar days in the year will equal 8 percent annually, and compounded for the number of days since loan interest charges were last updated.

We will charge interest on the loan in arrears. Loan interest charges are due at the end of the certificate month. If the owner does not pay in cash the loan interest accrued at the end of the certificate month, this unpaid interest will be added to the amount of the certificate loan. The new loan will be subject to the same rate of interest as the loan in effect.

Interest is also credited to the amount of the certificate loan in the loan account value. Interest credits on the loan shall be at a rate which is not less than 6 percent per year. Interest credited will be based on a daily rate which if compounded for the number of calendar days in the year will be at least 6 percent annually, and compounded for the number of days since loan interest charges were last updated.

A loan, whether or not it is repaid, will have a permanent effect on the account value because the investment results of the sub-accounts will apply only to the amount remaining in the sub-accounts. The effect could be either positive or negative. If net investment results of the sub-accounts are greater than the rate credited on the loan, the account value will not increase as rapidly as it would have if no loan had been made. If investment results of the sub-accounts are less than the rate credited on the loan, the account value will be greater than if no loan had been made. If the certificate is in force, the loan and any accrued loan interest charged can be repaid in part or in full at any time before the insured's death. The loan may also be repaid within 60 days after the date of the insured's death, if we have not paid any of the benefits under the certificate. Any loan repayment must be at least $100 unless the balance due is less than $100. We currently accept loan repayment checks at our home office.

Loan repayments are allocated to the guaranteed account. The owner may reallocate amounts in the guaranteed account among the sub-accounts, subject to the limitations in the certificate and prospectus on such transfers.

Loan repayments will be applied first to interest accrued since the end of the prior certificate month. Any remaining portion of the repayment will then reduce the loan. The net cash value will increase by the amount of the loan repayment.


PERFORMANCE DATA

From time to time, we may advertise historical performance for the sub-accounts of the separate account.

Performance returns reflect fees and charges assessed by each Fund. Some Portfolio advisers have agreed to limit their expenses; without these limits, performance would be lower. These fee and expense subsidies may be terminated or revised at any time, in which event performance may be reduced. For a complete discussion of the fee and expense subsidies applicable to a portfolio, please refer to the prospectus for that fund.

     - Some of the performance data we advertise does not reflect group contract charges. These include premium expense charges (sales charge, premium tax charge and federal tax charge) and account value charges (administration charge, cost of insurance charges, transaction charges and charges for any riders). These charges when taken reduce performance. The performance will reflect the policy's maximum mortality and expense risk charge of 0.5 percent. All charges are fully described in the prospectus. The performance data may show an inception date. If the Portfolio inception date predates the inception date of the sub-account of the separate account we show performance from the inception date of the Portfolio with deduction of any applicable charges as if the sub-account existed at that time, which it did not.

AVERAGE ANNUAL TOTAL RETURN FOR PERIODS SHOWN

Unit values are current as of 04/06/2004.

PERFORMANCE REPRESENTS AVERAGE ANNUAL RETURNS AS OF 12/31/2003, EXPRESSED AS PERCENTAGES.

THE CASH VALUE AND PERFORMANCE OF A VGUL POLICY NEEDS TO BE CONSIDERED IN LIGHT OF THE INVESTMENT OBJECTIVES OF THE PARTICULAR PORTFOLIO AND THE MARKET CONDITIONS DURING THE TIME PERIOD SHOWN. THIS REPORT IS FOR ILLUSTRATIVE PURPOSES ONLY AND IT IS IMPORTANT TO REMEMBER THAT PAST PERFORMANCE IS NOT AN INDICATION OF FUTURE RESULTS. THE CASH VALUE WILL FLUCTUATE WITH THE INVESTMENT EXPERIENCE OF THE UNDERLYING PORTFOLIO AND MAY BE MORE OR LESS THAN THE ACCUMULATED PREMIUM PAID AT THE TIME OF WITHDRAWAL OR SURRENDER.

                                                                                                               SINCE    INCEPTION
VARIABLE ACCOUNT OPTION                                 UNIT VALUE        1 YR         5 YR        10 YR     INCEPTION     DATE
ADVANTUS BOND                                            1.678731         4.82         5.65         5.78         7.28   12/03/1985
ADVANTUS INDEX 400 MID-CAP (1)                           1.643745        33.92         8.23           --         9.09   10/01/1997
ADVANTUS INDEX 500 (1)                                   2.267609        27.40        -1.50         9.94         9.93   05/31/1987
ADVANTUS INTERNATIONAL BOND (2)                          1.397003        19.65         4.96           --         6.38   10/01/1997
ADVANTUS MATURING GOVERNMENT BOND 2010 (3)               2.001886         2.24         6.07           --         9.49   05/02/1994
ADVANTUS MONEY MARKET (4)                                1.340738         0.11         2.72         3.51         4.23   12/03/1985
ADVANTUS MORTGAGE SECURITIES (5)                         1.783506         3.63         6.73         6.54         7.66   05/01/1987
ADVANTUS REAL ESTATE SECURITIES (6)                      1.414822        41.50        14.53           --         9.48   05/01/1998
FIDELITY VIP CONTRAFUND (R) PORTFOLIO                    2.181384        27.82         2.95           --        13.39   01/03/1995
FIDELITY VIP EQUITY-INCOME PORTFOLIO                     1.807568        29.68         2.95        10.31        10.56   10/09/1986
FIDELITY VIP HIGH INCOME PORTFOLIO                       1.145094        26.62        -1.02         3.51         7.25   09/19/1985
JANUS ASPEN CAPITAL APPRECIATION-SERVICE SHARES (7)      0.610463        19.63         0.70           --        11.43   05/01/1997
JANUS ASPEN INTERNATIONAL
  GROWTH-SERVICE SHARES (2), (7)                         0.578563        33.86         2.35           --        10.04   05/02/1994
W&R TARGET BALANCED (8)                                  1.749362        20.45        -1.03         6.57         8.06   12/03/1985
W&R TARGET CORE EQUITY (8)                               0.858020        20.73        -4.80           --        -1.21   10/15/1997
W&R TARGET GROWTH (8)                                    1.588339        24.82        -7.59         5.66         7.69   12/03/1985
W&R TARGET INTERNATIONAL II (2), (8)                     1.993758        46.12         5.05         7.34         8.90   05/01/1992
W&R TARGET MICRO CAP GROWTH (9), (8)                     1.606068        53.64         8.13           --         6.80   10/01/1997
W&R TARGET SMALL CAP GROWTH (9), (8)                     1.579981        47.24         1.64         5.59         6.79   05/03/1993
W&R TARGET SMALL CAP VALUE (9), (8)                      1.607964        48.73        10.84           --         6.70   10/01/1997
W&R TARGET VALUE (8)                                     1.790920        26.42        -1.50           --         7.62   05/02/1994

Past performance is not indicative of future results. Investments will fluctuate, and when redeemed, may be worth more or less than originally invested. The performance shown does not reflect the cost of insurance, or any deferred sales charges, or fees, and if it did, it would significantly lower the performance shown.

Variable Group Universal Life (VGUL) is a flexible premium life insurance policy which offers insurance protection and the opportunity for long-term accumulation of cash values through 21 investment sub-account options. VGUL policies are issued by Minnesota Life and the Minnesota Life Variable Universal Life Account, which invests its assets in shares of the Portfolios of Advantus Series Fund, Inc., W&R Target Funds, Inc., Fidelity Variable Insurance Products Funds and Janus Aspen Series.

The VGUL contract was first available on March 8, 1995. The performance figures shown reflect the historical results that would have been achieved had the contract been in existence since the inception of the respective Advantus Series Fund Portfolios, W&R Target Funds, Inc., Fidelity Variable Insurance Products Funds and Janus Aspen Series Portfolios.

The total return chart above reflects a Portfolio's expenses and investment gains and losses, and reflect the policy's maximum mortality and expense risk charge of 0.5 percent. The returns quoted below do not account for any other deduction of policy charges, including sales charges and cost of insurance charge, taken against a policy's premium and cash values. Such charges, if deducted, would reduce the performance quote (see the prospectus for a full description of these charges; see the attached charts for an illustration of the effect of such charges on cash values). The funds' investment advisors may have paid some of the fees and expenses during these periods. These fee and expense subsidies may be terminated or revised at any time, in which event performance may be reduced. For a complete discussion of the fees, expenses and subsidies applicable to a portfolio, please refer to the prospectus for that fund. These performance figures are historical; future performance and principal value will vary.

(1) "Standard & Poor's(R)," "S & P(R)," "S & P 500(R)," "Standard & Poor's 500(R)," "500," Standard & Poor's MidCap 400(R)" and "S&P MidCap 400(R)" are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use by the Advantus Series Fund, Inc. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund. The sub-account seeks investment results generally corresponding to the index from which the sub-account takes its name. You may not invest directly into an index.

(2) Investment risks associated with international investing, in addition to other risks, include currency fluctuation, political and economic instability, and differences in accounting standards when investing in foreign markets.

(3) Maturing Government Bond portfolios are offered with varying maturities. If not held to maturity, their risk may be greater than illustrated.

(4) Investments in the Money Market Account are neither insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

(5) The risks incurred by mortgage securities include, but are not limited to, reinvestment of prepaid loans at lower rates of return. In addition, the net asset value of mortgage securities may fluctuate in response to changes in interest rates and are not guaranteed.

(6) Investment risks associated with investing in the real estate fund/portfolio, in addition to other risks, include income fluctuation, depreciation, property tax value changes, and differences in real estate market values.

(7) The returns shown for Janus Service Shares prior to their inception (December 31, 1999) are derived from the historical performance of Institutional Shares and have been adjusted to reflect the higher operating expenses applicable to the Service Shares.

(8) On September 22, 2003 the following Advantus Series Fund portfolios merged into the W&R Target Fund portfolios. Sub-account performance prior to that date is that of the underlying Advantus portfolio and performance after that date is performance of underlying W&R Target Fund portfolio. Advantus Series Fund Growth Portfolio merged into W&R Target Fund Growth Portfolio, Advantus Series Fund Asset Allocation Portfolio merged into W&R Target Fund Balanced Portfolio, Advantus Series Fund Capital Appreciation Portfolio merged into W&R Target Fund Growth Portfolio, Advantus Series Fund International Stock Portfolio merged into W&R Target Fund International II Portfolio, Advantus Series Fund Small Company Growth Portfolio merged into W&R Target Fund Small Cap Growth Portfolio, Advantus Series Fund Value Stock Portfolio merged into W&R Target Fund Value Portfolio, Advantus Series Fund Small Company Value Portfolio merged into W&R Target Fund Small Cap Value Portfolio, Advantus Series Fund Core Equity Portfolio merged into W&R Target Fund Core Equity Portfolio, Advantus Series Fund Micro-Cap Growth Portfolio merged into W&R Target Fund Micro Cap Growth Portfolio.

(9) Investments in smaller company and micro-cap stocks generally carry a higher level of volatility and risk over the short-term.

Total return for periods shown.

PERFORMANCE REPRESENTS TOTAL RETURN VALUES AS OF 12/31/2003, EXPRESSED AS PERCENTAGES.

THE CASH VALUE AND PERFORMANCE OF A VGUL POLICY NEEDS TO BE CONSIDERED IN LIGHT OF THE INVESTMENT OBJECTIVES OF THE PARTICULAR PORTFOLIO AND THE MARKET CONDITIONS DURING THE TIME PERIOD SHOWN. THIS REPORT IS FOR ILLUSTRATIVE PURPOSES ONLY AND IT IS IMPORTANT TO REMEMBER THAT PAST PERFORMANCE IS NOT AN INDICATION OF FUTURE RESULTS. THE CASH VALUE WILL FLUCTUATE WITH THE INVESTMENT EXPERIENCE OF THE UNDERLYING PORTFOLIO AND MAY BE MORE OR LESS THAN THE ACCUMULATED PREMIUM PAID AT THE TIME OF WITHDRAWAL OR SURRENDER.

VARIABLE ACCOUNT OPTION           1993     1994     1995     1996     1997     1998     1999     2000     2001     2002   2003 YTD
ADVANTUS BOND                     9.70    -5.03    19.15     2.45     8.87     5.55    -3.22     9.89     7.36     9.95     4.82
ADVANTUS INDEX 400
  MID-CAP (1)                       --       --       --       --       --    16.10    15.38    15.47    -1.56   -15.45    33.92
ADVANTUS INDEX 500 (1)            9.21     0.67    36.15    21.04    31.70    27.35    19.68    -9.84   -12.69   -22.76    27.40
ADVANTUS INTERNATIONAL
  BOND (2)                          --       --       --       --       --    15.60    -8.27     0.91    -2.00    17.35    19.65
ADVANTUS MATURING
  GOVERNMENT BOND 2010 (3)          --       --    40.51    -3.90    17.28    13.71   -11.98    20.75     4.44    18.26     2.24
ADVANTUS MONEY MARKET (4)         2.17     3.19     4.90     4.40     4.58     4.45     4.19     5.43     3.23     0.77     0.11
ADVANTUS MORTGAGE
  SECURITIES (5)                  8.70    -3.85    17.42     4.73     8.59     6.04     1.48    11.24     8.49     9.11     3.63
ADVANTUS REAL ESTATE
  SECURITIES (6)                    --       --       --       --       --       --    -4.37    24.98     9.48     6.44    41.50
FIDELITY VIP CONTRAFUND(R)
  PORTFOLIO                         --       --       --    20.61    23.52    29.33    23.63    -7.09   -12.72    -9.80    27.82
FIDELITY VIP EQUITY-INCOME
  PORTFOLIO                      17.70     6.53    34.41    13.71    27.47    11.07     5.80     7.88    -5.44   -17.37    29.68
FIDELITY VIP HIGH INCOME
  PORTFOLIO                      19.80    -2.13    20.12    13.46    17.08    -4.81     7.71   -22.93   -12.17     2.92    26.62
JANUS ASPEN CAPITAL
  APPRECIATION-SERVICE
  SHARES (7)                        --       --       --       --       --    57.12    63.78   -18.78   -22.22   -16.35    19.63
JANUS ASPEN INTERNATIONAL
  GROWTH-SERVICE
  SHARES (2), (7)                   --       --    22.53    34.04    17.77    16.30    78.62   -16.56   -23.81   -26.13    33.86
W&R TARGET BALANCED (8)           5.93    -1.89    24.38    11.94    18.40    23.03    14.59   -10.85   -14.79    -9.44    20.45
W&R TARGET CORE EQUITY (8)          --       --       --       --       --    21.72     6.63    -7.48    -8.20   -28.50    20.73
W&R TARGET GROWTH (8)             4.16     0.31    23.66    16.56    32.74    34.03    25.04   -22.22   -25.18   -25.81    24.82
W&R TARGET INTERNATIONAL
  II (2), (8)                    43.44    -0.82    13.66    19.19    11.38     6.08    20.82     0.31   -11.65   -18.23    46.12
W&R TARGET MICRO CAP
  GROWTH (9), (8)                   --       --       --       --       --    12.87   147.53   -21.44   -11.77   -43.92    53.64
W&R TARGET SMALL CAP
  GROWTH (9), (8)                   --     5.63    31.40     5.92     7.21     0.76    44.90   -11.72   -15.13   -32.14    47.24
W&R TARGET SMALL CAP
  VALUE (9), (8)                    --       --       --       --       --    -7.21    -3.55    27.36    15.01   -20.38    48.73
W&R TARGET VALUE (8)                --       --    32.30    30.30    20.58     1.24    -0.23    -2.10   -10.90   -15.74    26.42

Past performance is not indicative of future results. Investments will fluctuate, and when redeemed, may be worth more or less than originally invested. The performance shown does not reflect the cost of insurance, or any deferred sales charges, or fees, and if it did, it would significantly lower the performance shown.

Variable Group Universal Life (VGUL) is a flexible premium life insurance policy which offers insurance protection and the opportunity for long-term accumulation of cash values through 21 investment sub-account options . VGUL policies are issued by Minnesota Life and the Minnesota Life Variable Universal Life Account, which invests its assets in shares of the Portfolios of Advantus Series Fund, Inc., Fidelity Variable Insurance Products Funds, Janus Aspen Series and W&R Target Funds, Inc.

The VGUL contract was first available on March 8, 1995. The performance figures shown reflect the historical results that would have been achieved had the contract been in existence since the inception of the respective Advantus Series Fund Portfolios, W&R Target Funds, Inc., Fidelity Variable Insurance Products Funds and Janus Aspen Series Portfolios.

The total return chart above reflects a Portfolio's expenses and investment gains and losses, and reflect the policy's maximum mortality and expense risk charge of 0.5 percent. The returns quoted below do not account for any other deduction of policy charges, including sales charges and cost of insurance charge, taken against a policy's premium and cash values. Such charges, if deducted, would reduce the performance quote (see the prospectus for a full description of these charges; see the attached charts for an illustration of the effect of such charges on cash values). The funds' investment advisors may have paid some of the fees and expenses during these periods. These fee and expense subsidies may be terminated or revised at any time, in which event performance may be reduced. For a complete discussion of the fees, expenses and subsidies applicable to a portfolio, please refer to the prospectus for that fund. These performance figures are historical; future performance and principal value will vary.

(1) "Standard & Poor's(R)," "S & P(R)," "S & P 500(R)," "Standard & Poor's 500(R)," "500," Standard & Poor's MidCap 400(R)" and "S&P MidCap 400(R)" are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use by the Advantus Series Fund, Inc. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund. The sub-account seeks investment results generally corresponding to the index from which the sub-account takes its name. You may not invest directly into an index.

(2) Investment risks associated with international investing, in addition to other risks, include currency fluctuation, political and economic instability, and differences in accounting standards when investing in foreign markets.

(3) Maturing Government Bond portfolios are offered with varying maturities. If not held to maturity, their risk may be greater than illustrated.

(4) Investments in the Money Market Account are neither insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

(5) The risks incurred by mortgage securities include, but are not limited to, reinvestment of prepaid loans at lower rates of return. In addition, the net asset value of mortgage securities may fluctuate in response to changes in interest rates and are not guaranteed.

(6) Investment risks associated with investing in the real estate fund/portfolio, in addition to other risks, include income fluctuation, depreciation, property tax value changes, and differences in real estate market values.

(7) The returns shown for Janus Service Shares prior to their inception (December 31, 1999) are derived from the historical performance of Institutional Shares and have been adjusted to reflect the higher operating expenses applicable to the Service Shares.

(8) On September 22, 2003 the following Advantus Series Fund portfolios merged into the W&R Target Fund portfolios. Sub-account performance prior to that date is that of the underlying Advantus portfolio and performance after that date is performance of underlying W&R Target Fund portfolio. Advantus Series Fund Growth Portfolio merged into W&R Target Fund Growth Portfolio, Advantus Series Fund Asset Allocation Portfolio merged into W&R Target Fund Balanced Portfolio, Advantus Series Fund Capital Appreciation Portfolio merged into W&R Target Fund Growth Portfolio, Advantus Series Fund International Stock Portfolio merged into W&R Target Fund International II Portfolio, Advantus Series Fund Small Company Growth Portfolio merged into W&R Target Fund Small Cap Growth Portfolio, Advantus Series Fund Value Stock Portfolio merged into W&R Target Fund Value Portfolio, Advantus Series Fund Small Company Value Portfolio merged into W&R Target Fund Small Cap Value Portfolio, Advantus Series Fund Core Equity Portfolio merged into W&R Target Fund Core Equity Portfolio, Advantus Series Fund Micro-Cap Growth Portfolio merged into W&R Target Fund Micro Cap Growth Portfolio.

(9) Investments in smaller company and micro-cap stocks generally carry a higher level of volatility and risk over the short-term.

HISTORICAL PORTFOLIO VALUES

All values are for the periods indicated ending December 31, 2003 If you contributed an annual premium of $3,000:

                                   AFTER 1 YEAR ($3,000)    AFTER 5 YEARS ($15,000)
                                   YOUR CASH VALUE WOULD    YOUR CASH VALUE WOULD   AFTER 10 YEARS ($30,000)           SINCE
PORTFOLIO                          BE:                      BE:                     YOUR CASH VALUE WOULD BE:        INCEPTION
ADVANTUS BOND                        $            2,168       $           11,748       $           25,459                       --
ADVANTUS INDEX 400 MID-CAP (1)       $            2,484                   12,549                       --       $           18,189
ADVANTUS INDEX 500 (1)               $            2,415       $            9,767       $           32,121                       --
ADVANTUS INTERNATIONAL BOND (2)      $            2,332       $           11,542                       --       $           15,383
ADVANTUS MATURING GOVERNMENT
  BOND 2010 (3)                      $            2,139       $           11,875                       --       $           29,557
ADVANTUS MONEY MARKET (4)            $            2,114       $           10,895       $           22,450                       --
ADVANTUS MORTGAGE SECURITIES (5)     $            2,154       $           12,077       $           26,559                       --
ADVANTUS REAL ESTATE
  SECURITIES (6)                     $            2,563       $           14,715                       --       $           15,072
FIDELITY VIP CONTRAFUND(R)
  PORTFOLIO                          $            2,420       $           10,960                       --       $           32,504
FIDELITY VIP EQUITY-INCOME
  PORTFOLIO                          $            2,439       $           10,960       $           32,795                       --
FIDELITY VIP HIGH INCOME
  PORTFOLIO                          $            2,407       $            9,890       $           22,450                       --
JANUS ASPEN CAPITAL
  APPRECIATION-SERVICE SHARES (7)    $            2,332       $           10,341                       --       $           19,734
JANUS ASPEN INTERNATIONAL
  GROWTH-SERVICE SHARES (2), (7)     $            2,484       $           10,792                       --       $           30,436
W&R TARGET BALANCED (8)              $            2,341       $            9,887       $           26,603                       --
W&R TARGET CORE EQUITY (8)           $            2,344       $            8,962                       --       $           11,877
W&R TARGET GROWTH (8)                $            2,388       $            8,329       $           25,289                       --
W&R TARGET INTERNATIONAL II (2),
  (8)                                $            2,611       $           11,569       $           27,770                       --
W&R TARGET MICRO CAP GROWTH (8),
  (9)                                $            2,687       $           12,517                       --       $           15,594
W&R TARGET SMALL CAP
  GROWTH (8), (9)                    $            2,622       $           10,596       $           25,191                       --
W&R TARGET SMALL CAP VALUE (8),
  (9)                                $            2,637       $           13,409                       --       $           15,544
W&R TARGET VALUE (8)                 $            2,405       $            9,767                       --       $           26,759

Past performance is not indicative of future results. Investments will fluctuate, and when redeemed, may be worth more or less than originally invested.

Variable Group Universal Life (VGUL) is a flexible premium life insurance policy which offers insurance protection and the opportunity for long-term accumulation of cash values through 21 investment sub-account options and a guaranteed account. VGUL policies are issued by Minnesota Life and the Minnesota Life Variable Universal Life Account, which invests its assets in shares of the Portfolios of Advantus Series Fund, Inc., Fidelity Variable Insurance Products Funds, Janus Aspen Series and W&R Target Funds, Inc.

The VGUL contract was first available on March 8, 1995. The performance figures shown reflect the historical results that would have been achieved had the contract been in existence since the inception of the respective Advantus Series Fund Portfolios, Fidelity Variable Insurance Products Funds, Janus Aspen Series and W&R Target Funds, Inc.

The values above illustrate the accumulated premiums and cash value of a hypothetical insured under your VGUL policy. It reflects a policy purchased at the beginning of each period shown, by a 45-year-old with a level death benefit of $300,000 and an annual premium of $3,000. The values below represent a 100 percent allocation of premiums to the respective Portfolio of the Fund. The cash values reflect the charges of a hypothetical VGUL policy and the past performance of the Fund's Portfolios. They also take into account a 0.5 percent mortality and expense risk charge. The charges under a VGUL policy depend on the characteristics of the group-sponsored program under which the policy was issued. The values shown below assume that the policy was issued to a member of a small group requiring low enrollment services. Therefore, the maximum $4 administration charge, a three percent sales charge, a two percent premium tax charge and a .25 percent federal tax charge were used. Actual cash values will vary from those shown, depending on the actual charges under the group contract and the actual investment results of the portfolios. Based upon the age of the insured and the death benefit noted above, a hypothetical cost of insurance charge is applied. Actual cost of insurance charges for a VGUL certificate will vary depending upon a variety of factors. If maximum guaranteed charges had been used, the cash values would have been lower. The illustration assumes premiums were paid on a monthly basis and that no loans or partial surrenders were made.

The funds' investment advisors may have paid some of the fees and expenses during these periods. These fee and expense subsidies may be terminated or revised at any time, in which event performance may be reduced. For a complete discussion of the fees, expenses and subsidies applicable to a portfolio, please refer to the prospectus for that fund.

The cash value of a VGUL policy needs to be considered in light of the investment objectives of the particular Portfolio and the market conditions during the time period shown. This report is for illustrative purposes only and it is important to remember that past performance is not an indication of future results. The cash value will fluctuate with the investment experience of the underlying Portfolio and may be more or less than the accumulated premium paid at the time of withdrawal or surrender.

(1) "Standard & Poor's(R)," "S & P(R)," "S & P 500(R)," "Standard & Poor's 500(R)," "500," Standard & Poor's MidCap 400(R)" and "S&P MidCap 400(R)" are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use by the Advantus Series Fund, Inc. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund. The sub-account seeks investment results generally corresponding to the index from which the sub-account takes its name. You may not invest directly into an index.

(2) Investment risks associated with international investing, in addition to other risks, include currency fluctuation, political and economic instability, and differences in accounting standards when investing in foreign markets.

(3) Maturing Government Bond portfolios are offered with varying maturities. If not held to maturity, their risk may be greater than illustrated.

(4) Investments in the Money Market Account are neither insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

(5) The risks incurred by mortgage securities include, but are not limited to, reinvestment of prepaid loans at lower rates of return. In addition, the net asset value of mortgage securities may fluctuate in response to changes in interest rates and are not guaranteed.

(6) Investment risks associated with investing in the real estate fund/portfolio, in addition to other risks, include income fluctuation, depreciation, property tax value changes, and differences in real estate market values.

(7) The returns shown for Janus Service Shares prior to their inception (December 31, 1999) are derived from the historical performance of Institutional Shares and have been adjusted to reflect the higher operating expenses applicable to the Service Shares.

(8) On September 22, 2003 the following Advantus Series Fund portfolios merged into the W&R Target Fund portfolios. Sub-account performance prior to that date is that of the underlying Advantus portfolio and performance after that date is performance of underlying W&R Target Fund portfolio. Advantus Series Fund Growth Portfolio merged into W&R Target Fund Growth Portfolio, Advantus Series Fund Asset Allocation Portfolio merged into W&R Target Fund Balanced Portfolio, Advantus Series Fund Capital Appreciation Portfolio merged into W&R Target Fund Growth Portfolio, Advantus Series Fund International Stock Portfolio merged into W&R Target Fund International II Portfolio, Advantus Series Fund Small Company Growth Portfolio merged into W&R Target Fund Small Cap Growth Portfolio, Advantus Series Fund Value Stock Portfolio merged into W&R Target Fund Value Portfolio, Advantus Series Fund Small Company Value Portfolio merged into W&R Target Fund Small Cap Value Portfolio, Advantus Series Fund Core Equity Portfolio merged into W&R Target Fund Core Equity Portfolio, Advantus Series Fund Micro-Cap Growth Portfolio merged into W&R Target Fund Micro Cap Growth Portfolio.

(9) Investments in smaller company and micro-cap stocks generally carry a higher level of volatility and risk over the short-term.

ILLUSTRATIONS

To illustrate the operation of the certificate under various assumptions, we have prepared several tables along with additional explanatory text, that may be of assistance.

The following tables illustrate how the account value and death benefit of a certificate change with the investment experience of the sub-accounts of the separate account. The tables show how the account values and death benefit of a certificate issued to an insured of a given age and at a given premium would vary over time if the investment return on the assets held in each sub-account of the separate account were a uniform, gross, after-tax rate of 0 percent, 6 percent or 12 percent. The account values and death benefits would be different from those shown if the gross annual investment rates of return averaged 0 percent, 6 percent and 12 percent over a period of years, but fluctuated above and below those averages for individual certificate years.

The tables illustrate both a certificate issued to an insured, age 45 and to an insured, age 55, in a group-sponsored program. This assumes a $4.00 monthly administration charge, a 3 percent sales charge, a 2 percent premium tax charge, a 0.50 percent mortality and expense charge and a 0.25 percent federal tax charge. Cost of insurance charges used in the tables are either the guaranteed maximums or assumed levels as described in the following paragraph. If a particular certificate has different administration, mortality and expense risk charge, sales, tax, or cost of insurance charges, the account values and death benefits would vary from those shown in the tables. The illustrations of death benefits also vary between tables depending upon whether the level or variable type death benefits are illustrated.

The account value column in the tables with the heading "Using Maximum Cost of Insurance Charges" shows the accumulated value of premiums paid reflecting deduction of the charges described above and monthly charges for the cost of insurance based on the guaranteed maximum rate, which is 125 percent of the maximum allowed under the 1980 Commissioners Standard Ordinary ("CSO") Mortality Table. A maximum sales charge of 5 percent is also used. The account value column in the tables with the heading "Using Assumed Cost of Insurance Charges" shows the accumulated value of premiums paid reflecting deduction of the charges described above and monthly charges for the cost of insurance at an assumed level which is substantially less than the guaranteed rate. Actual cost of insurance charges for a certificate depend on a variety of factors as described in "Account Value Charges" section of the prospectus.

The amounts shown for the hypothetical account value and death benefit as of each certificate year reflect the fact that the net investment return on the assets held in the sub-accounts is lower than the gross, after-tax return. This is because expenses of the Fund and a daily mortality and expense risk charge assessed against the net assets of the Variable Universal Life Account are deducted from the gross return. The mortality and expense risk charge reflected in the illustrations is at an annual rate of .50 percent. The investment expenses illustrated represent an average of the investment advisory fee charged for all Funds covered under the prospectus. The investment advisory fee for each Portfolio for the last fiscal year is shown under the heading "Fund Charges" in the prospectus. In addition to the deduction for the investment advisory fee, the illustrations also reflect a deduction for Portfolio costs and expenses for the last fiscal year, as illustrated under the heading "Fund Charges" in the prospectus. The average annual expense number used in the illustrations (0.91 percent) does not include waivers, reductions, and reimbursements. Gross annual rates of return of 0 percent, 6 percent and 12 percent correspond to approximate net annual rates of return of -1.40 percent, 4.52 percent and 10.43 percent.

The tables reflect the fact that no charges for federal, state or local income taxes are currently made against the Variable Universal Life Account. If such a charge is made in the future, it will take a higher gross rate of return to produce after-tax returns of 0 percent, 6 percent and 12 percent than it does now. To produce the account values and death benefits illustrated. Additionally, the hypothetical values shown in the tables assume that the policy for which values are illustrated is not deemed an individual policy under OBRA, and therefore the values do not reflect the additional premium expense charge to cover Minnesota Life's increased federal tax expense in that situation (as described in "Federal Tax Charge").

The tables illustrate the certificate values that would result based upon the investment rates of return if the premiums are paid on a monthly basis, and if no certificate loans have been made. The tables are also based on the assumptions that no partial surrenders have been made, that no transfer charges were incurred and that no optional riders have been requested. The certificate values in the tables also may reflect an increase in the face amount of insurance to the minimum amount necessary to maintain the certificate's qualification as life insurance under Section 7702 of the Code.

Upon request, we will provide an illustration based on a proposed insured's age, face amount of insurance, premium amount and frequency of payment, and using the charges for the group-sponsored insurance program under which the individual would be insured. To request a personalized illustration or any information about your certificate call us at 1-800-843-8358 or write to us at: Minnesota Life Insurance Company at 401 Robert Street North, Saint Paul, Minnesota 55101.

                             DEATH BENEFIT OPTION A
                                  ISSUE AGE 45
                                     UNISEX
                                   UNITOBACCO
                       FACE AMOUNT OF INSURANCE - $100,000
                             ANNUAL PREMIUM - $1,800
                           (MONTHLY PREMIUM - $150)(1)

                    USING CURRENT COST OF INSURANCE CHARGES*

                                                     - Assuming Hypothetical Investment Returns Of -
                                          0% Gross(2)                   6% Gross(2)                   12% Gross(2)
                                        (-1.40% Net)(3)                (4.52% Net)(3)               (10.43% Net)(3)
End of       Att     Annual          Account        Death          Account        Death          Account         Death
Pol Yr       Age     Premium        Value(4)       Benefit        Value(4)       Benefit         Value(4)       Benefit
------       ---     -------        --------       -------        --------       -------        ---------      ---------
     1        46       1,800           1,456       100,000           1,503       100,000            1,549        100,000
     2        47       1,800           2,882       100,000           3,064       100,000            3,250        100,000
     3        48       1,800           4,269       100,000           4,676       100,000            5,108        100,000
     4        49       1,800           5,628       100,000           6,352       100,000            7,153        100,000
     5        50       1,800           6,971       100,000           8,109       100,000            9,416        100,000
     6        51       1,800           8,276       100,000           9,927       100,000           11,899        100,000
     7        52       1,800           9,534       100,000          11,799       100,000           14,615        100,000
     8        53       1,800          10,757       100,000          13,740       100,000           17,602        100,000
     9        54       1,800          11,924       100,000          15,734       100,000           20,871        100,000
    10        55       1,800          13,037       100,000          17,784       100,000           24,454        100,000

    15        60       1,800          17,533       100,000          28,753       100,000           48,321        100,000
    20        65       1,800          20,015       100,000          41,162       100,000           87,716        105,259
    25        70       1,800          20,111       100,000          55,757       100,000          152,601        175,491
    30        75       1,800          12,819       100,000          72,058       100,000          256,893        269,738
    35        80       1,800               0       100,000          92,565       100,000          425,729        447,016
    40        85       1,800               0       100,000         121,135       127,191          689,078        723,532
    45        90       1,800               0       100,000         153,363       161,032        1,090,646      1,145,178
    50        95       1,800               0       100,000         192,971       194,901        1,730,457      1,747,762

(1) A premium payment of $150 is assumed to be paid monthly at the beginning of each certificate month.

(2) Assumes that no certificate loans have been made, no partial surrenders have been made, that no transfer charges were incurred and that no optional riders have been requested.

(3) The amounts shown for the hypothetical account value and death benefit as of each certificate year reflect the fact that the net investment return on the assets held in the sub-accounts is lower than the gross, after-tax return. This is because expenses of the Fund are assessed against the net assets of the Variable Universal Life Account and deducted from the gross return.

(4) Account value in the illustrations and based upon all of the assumptions made is equal to the certificate surrender value.

*This illustration uses assumed cost of insurance charges for a group-sponsored program. The actual cost of insurance charges of a certificate depend on a variety of factors as described in the prospectus. The initial assumed monthly cost of insurance (COI) rate per $1,000 of insurance, for an attained age of 45, used for the purposes of this illustration is $0.160. The cost of insurance charge will increase as the insured ages.

                             DEATH BENEFIT OPTION A
                                  ISSUE AGE 55
                                     UNISEX
                                   UNITOBACCO
                       FACE AMOUNT OF INSURANCE - $100,000
                             ANNUAL PREMIUM - $3,000
                           (MONTHLY PREMIUM - $250)(1)

                    USING CURRENT COST OF INSURANCE CHARGES*

                                               - Assuming Hypothetical Investment Returns Of -

                                        0% Gross(2)             6% Gross(2)               12% Gross(2)
                                      (-1.40% Net)(3)          (4.52% Net)(3)            (10.43% Net)(3)
End of       Att      Annual         Account     Death       Account      Death        Account        Death
Pol Yr       Age      Premium       Value(4)    Benefit     Value(4)     Benefit      Value(4)       Benefit
------       ---      -------       --------    -------     --------     -------      ---------     ---------
     1       56         3,000          2,303    100,000        2,377     100,000          2,450       100,000
     2       57         3,000          4,504    100,000        4,790     100,000          5,082       100,000
     3       58         3,000          6,618    100,000        7,257     100,000          7,935       100,000
     4       59         3,000          8,640    100,000        9,773     100,000         11,025       100,000
     5       60         3,000         10,571    100,000       12,344     100,000         14,384       100,000
     6       61         3,000         12,407    100,000       14,968     100,000         18,038       100,000
     7       62         3,000         14,150    100,000       17,653     100,000         22,028       100,000
     8       63         3,000         15,794    100,000       20,397     100,000         26,391       100,000
     9       64         3,000         17,354    100,000       23,220     100,000         31,191       100,000
    10       65         3,000         18,812    100,000       26,112     100,000         36,471       100,000

    15       70         3,000         24,634    100,000       42,011     100,000         72,936       100,000
    20       75         3,000         23,894    100,000       58,747     100,000        135,234       141,996
    25       80         3,000          9,417    100,000       77,197     100,000        236,556       248,384
    30       85         3,000              0    100,000      104,522     109,748        394,972       414,720
    35       90         3,000              0    100,000      139,905     146,900        637,005       668,856
    40       95         3,000              0    100,000      183,277     185,110      1,022,639     1,032,865

(1) A premium payment of $250 is assumed to be paid monthly at the beginning of each certificate month.

(2) Assumes that no certificate loans have been made, no partial surrenders have been made, that no transfer charges were incurred and that no optional riders have been requested.

(3) The amounts shown for the hypothetical account value and death benefit as of each certificate year reflect the fact that the net investment return on the assets held in the sub-accounts is lower than the gross, after-tax return. This is because expenses of the Fund are assessed against the net assets of the Variable Universal Life Account and deducted from the gross return.

(4) Account value in the illustrations and based upon all of the assumptions made is equal to the certificate surrender value.

*This illustration uses assumed cost of insurance charges for a group-sponsored program. The actual cost of insurance charges of a certificate depend on a variety of factors as described in the prospectus. The initial assumed monthly cost of insurance (COI) rate per $1,000 of insurance, for an attained age of 55, used for the purposes of this illustration is $0.400. The cost of insurance charge will increase as the insured ages.

                             DEATH BENEFIT OPTION A
                                  ISSUE AGE 45
                                     UNISEX
                                   UNITOBACCO
                       FACE AMOUNT OF INSURANCE - $100,000
                             ANNUAL PREMIUM - $1,800
                           (MONTHLY PREMIUM - $150)(1)

                     USING MAXIMUM COST OF INSURANCE CHARGES

                                               - Assuming Hypothetical Investment Returns Of -
                                       0% Gross(2)              6% Gross(2)              12% Gross(2)
                                     (-1.40% Net)(3)          (4.52% Net)(3)            (10.43% Net)(3)
End of      Att      Annual         Account     Death        Account     Death         Account     Death
Pol Yr      Age      Premium       Value(4)    Benefit      Value(4)    Benefit       Value(4)    Benefit
------      ---      -------       --------    -------      --------    -------       --------    -------
     1       46        1,800          1,059    100,000         1,093    100,000          1,126    100,000
     2       47        1,800          2,065    100,000         2,196    100,000          2,330    100,000
     3       48        1,800          3,017    100,000         3,310    100,000          3,620    100,000
     4       49        1,800          3,914    100,000         4,431    100,000          5,003    100,000
     5       50        1,800          4,752    100,000         5,558    100,000          6,485    100,000
     6       51        1,800          5,526    100,000         6,684    100,000          8,074    100,000
     7       52        1,800          6,230    100,000         7,804    100,000          9,775    100,000
     8       53        1,800          6,856    100,000         8,911    100,000         11,595    100,000
     9       54        1,800          7,397    100,000         9,996    100,000         13,542    100,000
    10       55        1,800          7,847    100,000        11,052    100,000         15,627    100,000

    15       60        1,800          8,552    100,000        15,714    100,000         28,741    100,000
    20       65        1,800          5,614    100,000        18,238    100,000         48,718    100,000
    25       70        1,800              0    100,000        15,417    100,000         82,196    100,000
    30       75        1,800              0    100,000             0    100,000        141,303    148,368
    35       80        1,800              0    100,000             0    100,000        237,263    249,126
    40       85        1,800              0    100,000             0    100,000        386,237    405,549
    45       90        1,800              0    100,000             0    100,000        609,921    640,417
    50       95        1,800              0    100,000             0    100,000        966,087    975,747

(1) A premium payment of $150 is assumed to be paid monthly at the beginning of each certificate month.

(2) Assumes that no certificate loans have been made, no partial surrenders have been made, that no transfer charges were incurred and that no optional riders have been requested.

(3) The amounts shown for the hypothetical account value and death benefit as of each certificate year reflect the fact that the net investment return on the assets held in the sub-accounts is lower than the gross, after-tax return. This is because expenses of the Fund are assessed against the net assets of the Variable Universal Life Account and deducted from the gross return.

(4) Account value in the illustrations and based upon all of the assumptions made is equal to the certificate surrender value.

                             DEATH BENEFIT OPTION A
                                  ISSUE AGE 55
                                     UNISEX
                                   UNITOBACCO
                       FACE AMOUNT OF INSURANCE - $100,000
                             ANNUAL PREMIUM - $3,000
                           (MONTHLY PREMIUM - $250)(1)

                     USING MAXIMUM COST OF INSURANCE CHARGES

                                              - Assuming Hypothetical Investment Returns Of -
                                        0% Gross(2)                6% Gross(2)             12% Gross(2)
                                      (-1.40% Net)(3)            (4.52% Net)(3)           (10.43% Net)(3)
End of      Att     Annual          Account       Death        Account      Death        Account       Death
Pol Yr      Age     Premium        Value(4)      Benefit      Value(4)     Benefit      Value(4)      Benefit
------      ---     -------        --------      -------      --------     -------      --------      -------
     1       56       3,000           1,477      100,000         1,524     100,000         1,571      100,000
     2       57       3,000           2,845      100,000         3,028     100,000         3,215      100,000
     3       58       3,000           4,101      100,000         4,506     100,000         4,937      100,000
     4       59       3,000           5,244      100,000         5,957     100,000         6,748      100,000
     5       60       3,000           6,264      100,000         7,371     100,000         8,650      100,000
     6       61       3,000           7,149      100,000         8,733     100,000        10,643      100,000
     7       62       3,000           7,881      100,000        10,025     100,000        12,727      100,000
     8       63       3,000           8,439      100,000        11,223     100,000        14,898      100,000
     9       64       3,000           8,798      100,000        12,301     100,000        17,150      100,000
    10       65       3,000           8,938      100,000        13,235     100,000        19,486      100,000

    15       70       3,000           5,593      100,000        14,863     100,000        32,831      100,000
    20       75       3,000               0      100,000         6,051     100,000        50,397      100,000
    25       80       3,000               0      100,000             0     100,000        78,571      100,000
    30       85       3,000               0      100,000             0     100,000       138,989      145,939
    35       90       3,000               0      100,000             0     100,000       233,280      244,944
    40       95       3,000               0      100,000             0     100,000       383,345      387,178

(1) A premium payment of $250 is assumed to be paid monthly at the beginning of each certificate month.

(2) Assumes that no certificate loans have been made, no partial surrenders have been made, that no transfer charges were incurred and that no optional riders have been requested.

(3) The amounts shown for the hypothetical account value and death benefit as of each certificate year reflect the fact that the net investment return on the assets held in the sub-accounts is lower than the gross, after-tax return. This is because expenses of the Fund are assessed against the net assets of the Variable Universal Life Account and deducted from the gross return.

(4) Account value in the illustrations and based upon all of the assumptions made is equal to the certificate surrender value.

                             DEATH BENEFIT OPTION B
                                  ISSUE AGE 45
                                     UNISEX
                                   UNITOBACCO
                       FACE AMOUNT OF INSURANCE - $50,000
                             ANNUAL PREMIUM - $1,800
                           (MONTHLY PREMIUM - $150)(1)

                    USING CURRENT COST OF INSURANCE CHARGES*

                                                 - Assuming Hypothetical Investment Returns Of -
                                         0% Gross(2)                6% Gross(2)              12% Gross(2)
                                       (-1.40% Net)(3)            (4.52% Net)(3)            (10.43% Net)(3)
End of      Att      Annual          Account       Death       Account       Death        Account        Death
Pol Yr      Age      Premium        Value(4)      Benefit     Value(4)      Benefit      Value(4)       Benefit
------      ---      -------        --------      -------     --------      -------      ---------     ---------
     1       46        1,800           1,550       51,550        1,599       51,599          1,648        51,648
     2       47        1,800           3,072       53,072        3,265       53,265          3,462        53,462
     3       48        1,800           4,560       54,560        4,993       54,993          5,453        55,453
     4       49        1,800           6,022       56,022        6,794       56,794          7,645        57,645
     5       50        1,800           7,464       57,464        8,675       58,675         10,065        60,065
     6       51        1,800           8,873       58,873       10,629       60,629         12,726        62,726
     7       52        1,800          10,245       60,245       12,654       62,654         15,644        65,644
     8       53        1,800          11,585       61,585       14,757       64,757         18,855        68,855
     9       54        1,800          12,883       62,883       16,930       66,930         22,376        72,376
    10       55        1,800          14,139       64,139       19,178       69,178         26,238        76,238

    15       60        1,800          19,623       69,623       31,432       81,432         51,836       101,836
    20       65        1,800          23,613       73,613       45,422       95,422         92,390       142,390
    25       70        1,800          25,900       75,900       61,219      111,219        157,094       207,094
    30       75        1,800          23,756       73,756       76,099      126,099        257,931       307,931
    35       80        1,800          14,213       64,213       85,921      135,921        413,449       463,449
    40       85        1,800               0       50,000       83,222      133,222        651,779       701,779
    45       90        1,800               0       50,000       61,760      111,760      1,022,201     1,073,311
    50       95        1,800               0       50,000        7,399       57,399      1,597,955     1,647,955

(1) A premium payment of $150 is assumed to be paid monthly at the beginning of each certificate month.

(2) Assumes that no certificate loans have been made, no partial surrenders have been made, that no transfer charges were incurred and that no optional riders have been requested.

(3) The amounts shown for the hypothetical account value and death benefit as of each certificate year reflect the fact that the net investment return on the assets held in the sub-accounts is lower than the gross, after-tax return. This is because expenses of the Fund are assessed against the net assets of the Variable Universal Life Account and deducted from the gross return.

(4) Account value in the illustrations and based upon all of the assumptions made is equal to the certificate surrender value.

*This illustration uses assumed cost of insurance charges for a group-sponsored program. The actual cost of insurance charges of a certificate depend on a variety of factors as described in the prospectus. The initial assumed monthly cost of insurance (COI) rate per $1,000 of insurance, for an attained age of 45, used for the purposes of this illustration is $0.160. The cost of insurance charge will increase as the insured ages.

                             DEATH BENEFIT OPTION B
                                  ISSUE AGE 55
                                     UNISEX
                                   UNITOBACCO
                       FACE AMOUNT OF INSURANCE - $50,000
                             ANNUAL PREMIUM - $3,000
                           (MONTHLY PREMIUM - $250)(1)

                    USING CURRENT COST OF INSURANCE CHARGES*

                                                - Assuming Hypothetical Investment Returns Of -
                                        0% Gross(2)              6% Gross(2)                12% Gross(2)
                                      (-1.40% Net)(3)           (4.52% Net)(3)             (10.43% Net)(3)
End of       Att      Annual        Account      Death        Account       Death        Account       Death
Pol Yr       Age      Premium      Value(4)     Benefit      Value(4)      Benefit      Value(4)      Benefit
------       ---      -------      --------     -------      --------      -------      --------      -------
     1        56        3,000         2,535      52,535         2,616       52,616         2,697       52,697
     2        57        3,000         4,993      54,993         5,308       55,308         5,630       55,630
     3        58        3,000         7,381      57,381         8,084       58,084         8,832       58,832
     4        59        3,000         9,693      59,693        10,943       60,943        12,323       62,323
     5        60        3,000        11,932      61,932        13,888       63,888        16,134       66,134
     6        61        3,000        14,091      64,091        16,917       66,917        20,292       70,292
     7        62        3,000        16,173      66,173        20,033       70,033        24,834       74,834
     8        63        3,000        18,172      68,172        23,234       73,234        29,792       79,792
     9        64        3,000        20,095      70,095        26,531       76,531        35,216       85,216
    10        65        3,000        21,932      71,932        29,916       79,916        41,143       91,143

    15        70        3,000        29,819      79,819        48,254       98,254        80,318      130,318
    20        75        3,000        32,894      82,894        66,303      116,303       139,224      189,224
    25        80        3,000        28,216      78,216        80,077      130,077       225,875      275,875
    30        85        3,000        10,800      60,800        82,307      132,307       351,096      401,096
    35        90        3,000             0      50,000        66,993      116,993       535,762      585,762
    40        95        3,000             0      50,000        20,298       70,298       807,540      857,540

(1) A premium payment of $250 is assumed to be paid monthly at the beginning of each certificate month.

(2) Assumes that no certificate loans have been made, no partial surrenders have been made, that no transfer charges were incurred and that no optional riders have been requested.

(3) The amounts shown for the hypothetical account value and death benefit as of each certificate year reflect the fact that the net investment return on the assets held in the sub-accounts is lower than the gross, after-tax return. This is because expenses of the Fund are assessed against the net assets of the Variable Universal Life Account and deducted from the gross return.

(4) Account value in the illustrations and based upon all of the assumptions made is equal to the certificate surrender value.

*This illustration uses assumed cost of insurance charges for a group-sponsored program. The actual cost of insurance charges of a certificate depend on a variety of factors as described in the prospectus. The initial assumed monthly cost of insurance (COI) rate per $1,000 of insurance, for an attained age of 55, used for the purposes of this illustration is $0.400. The cost of insurance charge will increase as the insured ages.

                             DEATH BENEFIT OPTION B
                                  ISSUE AGE 45
                                     UNISEX
                                   UNITOBACCO
                       FACE AMOUNT OF INSURANCE - $50,000
                             ANNUAL PREMIUM - $1,800
                           (MONTHLY PREMIUM - $150)(1)

                     USING MAXIMUM COST OF INSURANCE CHARGES

                                                 - Assuming Hypothetical Investment Returns Of -
                                          0% Gross(2)                6% Gross(2)              12% Gross(2)
                                        (-1.40% Net)(3)            (4.52% Net)(3)            (10.43% Net)(3)
End of       Att      Annual          Account      Death        Account       Death        Account       Death
Pol Yr       Age      Premium        Value(4)     Benefit      Value(4)      Benefit      Value(4)      Benefit
------       ---      -------        --------     -------      --------      -------      --------     ---------
     1        46        1,800           1,332      51,332         1,375       51,375         1,417        51,417
     2        47        1,800           2,624      52,624         2,789       52,789         2,959        52,959
     3        48        1,800           3,874      53,874         4,244       54,244         4,636        54,636
     4        49        1,800           5,082      55,082         5,738       55,738         6,462        56,462
     5        50        1,800           6,245      56,245         7,271       57,271         8,450        58,450
     6        51        1,800           7,361      57,361         8,842       58,842        10,612        60,612
     7        52        1,800           8,427      58,427        10,448       60,448        12,962        62,962
     8        53        1,800           9,439      59,439        12,086       62,086        15,516        65,516
     9        54        1,800          10,393      60,393        13,752       63,752        18,290        68,290
    10        55        1,800          11,285      61,285        15,444       65,444        21,302        71,302

    15        60        1,800          14,744      64,744        24,211       74,211        40,769        90,769
    20        65        1,800          16,071      66,071        32,970       82,970        70,251       120,251
    25        70        1,800          14,170      64,170        40,282       90,282       114,519       164,519
    30        75        1,800           7,343      57,343        43,610       93,610       180,600       230,600
    35        80        1,800               0      50,000        38,001       88,001       277,905       327,905
    40        85        1,800               0      50,000        16,617       66,617       421,212       471,212
    45        90        1,800               0      50,000             0       50,000       631,434       681,434
    50        95        1,800               0      50,000             0       50,000       943,820       993,820

(1) A premium payment of $150 is assumed to be paid monthly at the beginning of each certificate month.

(2) Assumes that no certificate loans have been made, no partial surrenders have been made, that no transfer charges were incurred and that no optional riders have been requested.

(3) The amounts shown for the hypothetical account value and death benefit as of each certificate year reflect the fact that the net investment return on the assets held in the sub-accounts is lower than the gross, after-tax return. This is because expenses of the Fund are assessed against the net assets of the Variable Universal Life Account and deducted from the gross return.

(4) Account value in the illustrations and based upon all of the assumptions made is equal to the certificate surrender value.

                             DEATH BENEFIT OPTION B
                                  ISSUE AGE 55
                                     UNISEX
                                   UNITOBACCO
                       FACE AMOUNT OF INSURANCE - $50,000
                             ANNUAL PREMIUM - $3,000
                           (MONTHLY PREMIUM - $250)(1)

                     USING MAXIMUM COST OF INSURANCE CHARGES

                                                  - Assuming Hypothetical Investment Returns Of -
                                           0% Gross(2)               6% Gross(2)            12% Gross(2)
                                         (-1.40% Net)(3)           (4.52% Net)(3)         (10.43% Net)(3)
End of       Att      Annual          Account       Death       Account      Death       Account      Death
Pol Yr       Age      Premium        Value(4)      Benefit     Value(4)     Benefit     Value(4)     Benefit
------       ---      -------        --------      -------     --------     -------     --------     -------
     1        56        3,000           2,090       52,090        2,157      52,157        2,223      52,223
     2        57        3,000           4,097       54,097        4,356      54,356        4,621      54,621
     3        58        3,000           6,019       56,019        6,596      56,596        7,208      57,208
     4        59        3,000           7,854       57,854        8,874      58,874       10,002      60,002
     5        60        3,000           9,597       59,597       11,189      61,189       13,018      63,018
     6        61        3,000          11,243       61,243       13,531      63,531       16,269      66,269
     7        62        3,000          12,782       62,782       15,893      65,893       19,770      69,770
     8        63        3,000          14,202       64,202       18,262      68,262       23,534      73,534
     9        64        3,000          15,494       65,494       20,624      70,624       27,575      77,575
    10        65        3,000          16,645       66,645       22,968      72,968       31,907      81,907

    15        70        3,000          20,076       70,076       34,047      84,047       58,778     108,778
    20        75        3,000          18,216       68,216       42,072      92,072       96,286     146,286
    25        80        3,000           8,013       58,013       42,323      92,323      146,663     196,663
    30        85        3,000               0       50,000       28,245      78,245      212,893     262,893
    35        90        3,000               0       50,000            0      50,000      296,526     346,526
    40        95        3,000               0       50,000            0      50,000      400,998     450,998

(1) A premium payment of $250 is assumed to be paid monthly at the beginning of each certificate month.

(2) Assumes that no certificate loans have been made, no partial surrenders have been made, that no transfer charges were incurred and that no optional riders have been requested.

(3) The amounts shown for the hypothetical account value and death benefit as of each certificate year reflect the fact that the net investment return on the assets held in the sub-accounts is lower than the gross, after-tax return. This is because expenses of the Fund are assessed against the net assets of the Variable Universal Life Account and deducted from the gross return.

(4) Account value in the illustrations and based upon all of the assumptions made is equal to the certificate surrender value.

FINANCIAL STATEMENTS

The financial statements of Minnesota Life Insurance Company as of December 31, 2003, have been audited by our independent auditors KPMG LLP, 4200 Wells Fargo Center, 90 South Seventh Street, Minneapolis, Minnesota 55402. The financial statements are included in this Statement of Additional Information, as stated in the independent auditors' report appearing herein, and are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. KPMG's report on the consolidated financial statements of Minnesota Life Insurance Company and subsidiaries refers to changes in accounting for derivatives and beneficial interests in securitized financial assets due to the adoption of new accounting standards in 2001.

The financial statements of Minnesota Life Variable Universal Life Account as of December 31, 2003, have been audited by our independent auditors KPMG LLP, 4200 Wells Fargo Center, 90 South Seventh Street, Minneapolis, Minnesota 55402. The financial statements are included in this Statement of Additional Information, as stated in the independent auditors' report appearing herein, and are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

                          INDEPENDENT AUDITORS' REPORT

The Board of Directors of Minnesota Life Insurance Company and Policy
  Owners of Minnesota Life Variable Universal Life Account:

We have audited the accompanying statements of assets and liabilities of the Advantus Bond, Advantus Money Market, Advantus Mortgage Securities, Advantus Index 500, Advantus Maturing Government Bond 2006, Advantus Maturing Government Bond 2010, Advantus International Bond, Advantus Index 400 Mid-Cap, Advantus Real Estate Securities, Fidelity VIP Money Market, Fidelity VIP High Income, Fidelity VIP Equity Income, Fidelity VIP Growth, Fidelity VIP Overseas, Fidelity VIP Investment Grade Bond, Fidelity VIP Asset Manager, Fidelity VIP Index 500, Fidelity VIP Contrafund, Fidelity VIP Asset Manager Growth, Fidelity VIP Balanced, Fidelity VIP Growth Opportunities, Fidelity VIP Growth & Income, Fidelity VIP Mid Cap, Fidelity VIP Dynamic Capital Appreciation, Fidelity VIP Aggressive Growth, Fidelity VIP Value, Fidelity VIP Value Strategies, Fidelity VIP Growth Stock, Fidelity VIP Real Estate, Janus Aspen Capital Appreciation, Janus Aspen International Growth, Waddell & Reed Growth (formerly Advantus Growth and Advantus Capital Appreciation), Waddell & Reed Core Equity (formerly Advantus Macro-Cap Value), Waddell & Reed Small Cap Growth (formerly Advantus Small Company Growth), Waddell & Reed Balanced (formerly Advantus Asset Allocation) Waddell & Reed International II (formerly Advantus International Stock), Waddell & Reed Micro-Cap Growth (formerly Advantus Micro-Cap Growth), Waddell & Reed Small Cap Value (formerly Advantus Small Company Value) and Waddell & Reed Value (formerly Advantus Value Stock) Segregated Sub-Accounts of Minnesota Life Variable Universal Life Account (the Account) as of December 31, 2003, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and the financial highlights are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audit.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investments owned at December 31, 2003, were confirmed to us by the respective sub-account mutual fund or, for Advantus Series Fund, Inc., verified by examination of the underlying portfolios. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Advantus Bond, Advantus Money Market, Advantus Mortgage Securities, Advantus Index 500, Advantus Maturing Government Bond 2006, Advantus Maturing Government Bond 2010, Advantus International Bond, Advantus Index 400 Mid-Cap, Advantus Real Estate Securities, Fidelity VIP Money Market, Fidelity VIP High Income, Fidelity VIP Equity Income, Fidelity VIP Growth, Fidelity VIP Overseas, Fidelity VIP Investment Grade Bond, Fidelity VIP Asset Manager, Fidelity VIP Index 500, Fidelity VIP Contrafund, Fidelity VIP Asset Manager Growth, Fidelity VIP Balanced, Fidelity VIP Growth Opportunities, Fidelity VIP Growth & Income, Fidelity VIP Mid Cap, Fidelity VIP Dynamic Capital Appreciation, Fidelity VIP Aggressive Growth, Fidelity VIP Value, Fidelity VIP Value Strategies, Fidelity VIP Growth Stock, Fidelity VIP Real Estate, Janus Aspen Capital Appreciation, Janus Aspen International Growth, Waddell & Reed Growth (formerly Advantus Growth and Advantus Capital Appreciation), Waddell & Reed Core Equity (formerly Advantus Macro-Cap Value), Waddell & Reed Small Cap Growth (formerly Advantus Small Company Growth), Waddell & Reed Balanced (formerly Advantus Asset Allocation) Waddell & Reed International II (formerly Advantus International Stock), Waddell & Reed Micro-Cap Growth (formerly Advantus Micro-Cap Growth), Waddell & Reed Small Cap Value (formerly Advantus Small Company Value) and Waddell & Reed Value (formerly Advantus Value Stock) Segregated Sub-Accounts of Minnesota Life Variable Universal Life Account at December 31, 2003, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Minneapolis, Minnesota
March 26, 2004

                 MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                      STATEMENTS OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2003

                                                                                            SEGREGATED SUB-ACCOUNTS
                                                                                  ----------------------------------------------
                                                                                                ADVANTUS   ADVANTUS    ADVANTUS
                                                                                   ADVANTUS      MONEY     MORTGAGE     INDEX
                                                                                     BOND        MARKET   SECURITIES     500
                                                                                  -----------  ---------  ----------  ----------
                                   ASSETS

Investments in shares of Advantus Series Fund, Inc.:
   Bond Portfolio, 20,499,685 shares at net asset value
         of $1.37 per share (cost $25,315,895) .................................  $28,126,839          -         -             -
   Money Market Portfolio, 4,661,417 shares at net asset value
         of $1.00 per share (cost $4,661,417) ..................................            -  4,661,417         -             -
   Mortgage Securities Portfolio, 38,014 shares at net asset value
         of $1.34 per share (cost $47,214) .....................................            -          -    50,994             -
   Index 500 Portfolio, 9,787,170 shares at net asset value
         of $3.45 per share (cost $32,338,580) .................................            -          -         -    33,803,250
   Maturing Government Bond 2006 Portfolio, 1,975 shares at net asset value
         of $1.40 per share (cost $2,388) ......................................            -          -         -             -
   Maturing Government Bond 2010 Portfolio, 4,632 shares at net asset value
         of $1.55 per share (cost $7,212) ......................................            -          -         -             -
   International Bond Portfolio, 14,547 shares at net asset value
         of $1.31 per share (cost $16,163) .....................................            -          -         -             -
                                                                                  -----------  ---------    ------    ----------
                                                                                   28,126,839  4,661,417    50,994    33,803,250
Receivable from Minnesota Life for policy purchase payments ....................            -      1,716         -             -

Receivable for investments sold ................................................       40,051          -       322        51,395
                                                                                  -----------  ---------    ------    ----------
         Total Assets ..........................................................   28,166,890  4,663,133    51,316    33,854,645
                                                                                  -----------  ---------    ------    ----------

                                LIABILITIES

Payable to Minnesota Life for policy terminations, withdrawal payments and
mortality and expense charges ..................................................       40,051          -       322        51,395

Payable for investments purchased ..............................................            -      1,716         -             -
                                                                                  -----------  ---------    ------    ----------
         Total Liabilities .....................................................       40,051      1,716       322        51,395
                                                                                  -----------  ---------    ------    ----------
         Net assets applicable to policy owners ................................  $28,126,839  4,661,417    50,994    33,803,250
                                                                                  ===========  =========    ======    ==========

                           POLICY OWNERS' EQUITY

         Total Policy Owners' equity ...........................................  $28,126,839  4,661,417    50,994    33,803,250
                                                                                  ===========  =========    ======    ==========

                                                                                         SEGREGATED SUB-ACCOUNTS
                                                                                  --------------------------------------
                                                                                   ADVANTUS    ADVANTUS
                                                                                   MATURING    MATURING      ADVANTUS
                                                                                  GOVERNMENT  GOVERNMENT   INTERNATIONAL
                                                                                   BOND 2006  BOND 2010        BOND
                                                                                  ----------  ----------   -------------
                                   ASSETS

Investments in shares of Advantus Series Fund, Inc.:
   Bond Portfolio, 20,499,685 shares at net asset value
         of $1.37 per share (cost $25,315,895) .................................        -            -              -
   Money Market Portfolio, 4,661,417 shares at net asset value
         of $1.00 per share (cost $4,661,417) ..................................        -            -              -
   Mortgage Securities Portfolio, 38,014 shares at net asset value
         of $1.34 per share (cost $47,214) .....................................        -            -              -
   Index 500 Portfolio, 9,787,170 shares at net asset value
         of $3.45 per share (cost $32,338,580) .................................        -            -              -
   Maturing Government Bond 2006 Portfolio, 1,975 shares at net asset value
         of $1.40 per share (cost $2,388) ......................................    2,770            -              -
   Maturing Government Bond 2010 Portfolio, 4,632 shares at net asset value
         of $1.55 per share (cost $7,212) ......................................        -        7,183              -
   International Bond Portfolio, 14,547 shares at net asset value
         of $1.31 per share (cost $16,163) .....................................        -            -         18,997
                                                                                    -----        -----         ------
                                                                                    2,770        7,183         18,997
Receivable from Minnesota Life for policy purchase payments ....................        -            -              -

Receivable for investments sold ................................................        -          109             72
                                                                                    -----        -----         ------
         Total Assets ..........................................................    2,770        7,292         19,069
                                                                                    -----        -----         ------

                                LIABILITIES

Payable to Minnesota Life for policy terminations, withdrawal payments and
mortality and expense charges ..................................................        -          109             72

Payable for investments purchased ..............................................        -            -              -
                                                                                    -----        -----         ------
         Total Liabilities .....................................................        -          109             72
                                                                                    -----        -----         ------
         Net assets applicable to policy owners ................................    2,770        7,183         18,997
                                                                                    =====        =====         ======

                           POLICY OWNERS' EQUITY

         Total Policy Owners' equity ...........................................    2,770        7,183         18,997
                                                                                    =====        =====         ======

See accompanying notes to the financial statements

                 MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                      STATEMENTS OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2003

                                                                                               SEGREGATED SUB-ACCOUNTS
                                                                                 ---------------------------------------------------
                                                                                               ADVANTUS
                                                                                  ADVANTUS       REAL
                                                                                  INDEX 400     ESTATE    FIDELITY VIP  FIDELITY VIP
                                                                                   MID-CAP    SECURITIES  MONEY MARKET   HIGH INCOME
                                                                                 -----------  ----------  ------------  -----------
                                   ASSETS

Investments in shares of Advantus Series Fund, Inc.:
      Index 400 Mid-Cap Portfolio, 8,319,545 shares at net asset value
            of $1.29 per share (cost $9,083,744) ..............................   10,771,947         -             -            -
      Real Estate Securities Portfolio, 5,978 shares at net asset value
            of $1.46 per share (cost $7,163) ..................................            -     8,706             -            -
Investments in shares of Fidelity Variable Insurance Products Funds:
      VIP Money Market Portfolio, 460,061 shares at net asset value
            of $1.00 per share (cost $460,061) ................................            -         -       460,061            -
      VIP High Income Portfolio, 129,198 shares at net asset value
            of $6.95 per share (cost $817,139) ................................            -         -             -      897,929
      VIP Equity Income Portfolio, 50,712 shares at net asset value
            of $23.18 per share (cost $1,042,704) .............................            -         -             -            -
      VIP Growth Portfolio, 150,599 shares at net asset value
            of $31.04 per share (cost $4,945,848) .............................            -         -             -            -
      VIP Overseas Portfolio, 161,476 shares at net asset value
            of $15.59 per share (cost $2,486,768) .............................            -         -             -            -
                                                                                 -----------    ------       -------      -------
                                                                                  10,771,947     8,706       460,061      897,929
Receivable from Minnesota Life for policy purchase payments ...................            -        64             -          456
Receivable for investments sold ...............................................       12,602         -         6,034            -
                                                                                 -----------    ------       -------      -------
              Total Assets ....................................................   10,784,549     8,770       466,095      898,385
                                                                                 -----------    ------       -------      -------

                           LIABILITIES

Payable to Minnesota Life for policy terminations, withdrawal payments and
mortality and expense charges .................................................       12,602         -         6,034            -
Payable for investments purchased .............................................            -        64             -          456
                                                                                 -----------    ------       -------      -------
              Total Liabilities ...............................................       12,602        64         6,034          456
                                                                                 -----------    ------       -------      -------
              Net assets applicable to policy owners ..........................  $10,771,947     8,706       460,061      897,929
                                                                                 ===========     =====       =======      =======

                      POLICY OWNERS' EQUITY

              Total Policy Owners' equity .....................................  $10,771,947     8,706       460,061      897,929
                                                                                 ===========     =====       =======      =======

                                                                                           SEGREGATED SUB-ACCOUNTS
                                                                                  -----------------------------------------
                                                                                  FIDELITY VIP   FIDELITY VIP  FIDELITY VIP
                                                                                  EQUITY INCOME     GROWTH       OVERSEAS
                                                                                  -------------  ------------  ------------
                                   ASSETS

Investments in shares of Advantus Series Fund, Inc.:
      Index 400 Mid-Cap Portfolio, 8,319,545 shares at net asset value
            of $1.29 per share (cost $9,083,744) ...............................            -             -              -
      Real Estate Securities Portfolio, 5,978 shares at net asset value
            of $1.46 per share (cost $7,163) ...................................            -             -              -
Investments in shares of Fidelity Variable Insurance Products Funds:
      VIP Money Market Portfolio, 460,061 shares at net asset value
            of $1.00 per share (cost $460,061) .................................            -             -              -
      VIP High Income Portfolio, 129,198 shares at net asset value
            of $6.95 per share (cost $817,139) .................................            -             -              -
      VIP Equity Income Portfolio, 50,712 shares at net asset value
            of $23.18 per share (cost $1,042,704) ..............................    1,175,502             -              -
      VIP Growth Portfolio, 150,599 shares at net asset value
            of $31.04 per share (cost $4,945,848) ..............................            -     4,674,595              -
      VIP Overseas Portfolio, 161,476 shares at net asset value
            of $15.59 per share (cost $2,486,768) ..............................            -             -      2,517,406
                                                                                    ---------     ---------      ---------
                                                                                    1,175,502     4,674,595      2,517,406
Receivable from Minnesota Life for policy purchase payments ....................            -         4,239          2,760
Receivable for investments sold ................................................          726             -              -
                                                                                    ---------     ---------      ---------
              Total Assets .....................................................    1,176,228     4,678,834      2,520,166
                                                                                    ---------     ---------      ---------

                           LIABILITIES

Payable to Minnesota Life for policy terminations, withdrawal payments and
mortality and expense charges ..................................................          726             -              -
Payable for investments purchased ..............................................            -         4,239          2,760
                                                                                    ---------     ---------      ---------
              Total Liabilities ................................................          726         4,239          2,760
                                                                                    ---------     ---------      ---------
              Net assets applicable to policy owners ...........................    1,175,502     4,674,595      2,517,406
                                                                                    =========     =========      =========

                      POLICY OWNERS' EQUITY

              Total Policy Owners' equity ......................................    1,175,502     4,674,595      2,517,406
                                                                                    =========     =========      =========

See accompanying notes to the financial statements

                 MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                      STATEMENTS OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2003

                                                                                               SEGREGATED SUB-ACCOUNTS
                                                                                ----------------------------------------------------
                                                                                FIDELITY VIP FIDELITY VIP
                                                                                INVESTMENT       ASSET     FIDELITY VIP FIDELITY VIP
                                                                                GRADE BOND      MANAGER      INDEX 500   CONTRAFUND
                                                                                -----------  ------------  ------------ ------------
                                   ASSETS

Investments in shares of Fidelity Variable Insurance Products Funds:
      VIP Investment Grade Bond Portfolio, 40,834 shares at net asset value
            of $13.65 per share (cost $535,267) ..............................    557,387            -              -            -
      VIP Asset Manager Portfolio, 30,029 shares at net asset value
            of $14.46 per share (cost $424,348) ..............................          -      434,213              -            -
      VIP Index 500 Portfolio, 13,722 shares at net asset value
            of $126.13 per share (cost $1,665,717) ...........................          -            -      1,730,719            -
      VIP Contrafund Portfolio, 172,759 shares at net asset value
            of $23.13 per share (cost $3,533,041) ............................          -            -              -    3,995,908
      VIP Asset Manager Growth Portfolio, 69,470 shares at net asset value
            of $12.33 per share (cost $832,388) ..............................          -            -              -            -
      VIP Balanced Portfolio, 21,027 shares at net asset value
            of $13.88 per share (cost $272,867) ..............................          -            -              -            -
      VIP Growth Opportunities Portfolio, 74,997 shares at net asset value
            of $15.07 per share (cost $1,073,199) ............................          -            -              -            -
                                                                                 --------      -------      ---------    ---------
                                                                                  557,387      434,213      1,730,719    3,995,908

Receivable from Minnesota Life for policy purchase payments ..................        659          174              -        2,047

Receivable for investments sold ..............................................          -            -          3,254            -
                                                                                 ---------     --------     ---------    ---------
              Total Assets ...................................................    558,046      434,387      1,733,973    3,997,955
                                                                                 ---------     --------     ---------    ---------
                             LIABILITIES

Payable to Minnesota Life for policy terminations, withdrawal payments and
mortality and expense charges ................................................          -            -          3,254            -
Payable for investments purchased ............................................        659          174              -        2,047
                                                                                 --------      -------      ---------    ---------
              Total Liabilities ..............................................        659          174          3,254        2,047
                                                                                 --------      -------      ---------    ---------
              Net assets applicable to policy owners .........................   $557,387      434,213      1,730,719    3,995,908
                                                                                 ========      =======      =========    =========

                          POLICY OWNERS' EQUITY

              Total Policy Owners' equity ....................................   $557,387      434,213      1,730,719    3,995,908
                                                                                 ========      =======      =========    =========

                                                                                         SEGREGATED SUB-ACCOUNTS
                                                                                --------------------------------------------
                                                                                 FIDELITY VIP                  FIDELITY VIP
                                                                                     ASSET       FIDELITY VIP     GROWTH
                                                                                MANAGER GROWTH     BALANCED    OPPORTUNITIES
                                                                                --------------   ------------  -------------
                                   ASSETS

Investments in shares of Fidelity Variable Insurance Products Funds:
      VIP Investment Grade Bond Portfolio, 40,834 shares at net asset value
            of $13.65 per share (cost $535,267) ..............................           -               -               -
      VIP Asset Manager Portfolio, 30,029 shares at net asset value
            of $14.46 per share (cost $424,348) ..............................           -               -               -
      VIP Index 500 Portfolio, 13,722 shares at net asset value
            of $126.13 per share (cost $1,665,717) ...........................           -               -               -
      VIP Contrafund Portfolio, 172,759 shares at net asset value
            of $23.13 per share (cost $3,533,041) ............................           -               -               -
      VIP Asset Manager Growth Portfolio, 69,470 shares at net asset value
            of $12.33 per share (cost $832,388) ..............................     856,568               -               -
      VIP Balanced Portfolio, 21,027 shares at net asset value
            of $13.88 per share (cost $272,867) ..............................           -         291,849               -
      VIP Growth Opportunities Portfolio, 74,997 shares at net asset value
            of $15.07 per share (cost $1,073,199) ............................           -               -       1,130,211
                                                                                   -------         -------       ---------
                                                                                   856,568         291,849       1,130,211

Receivable from Minnesota Life for policy purchase payments ..................         892             368           1,434

Receivable for investments sold ..............................................           -               -               -
                                                                                   -------         -------       ---------
              Total Assets ...................................................     857,460         292,217       1,131,645
                                                                                   -------         -------       ---------
                          LIABILITIES

Payable to Minnesota Life for policy terminations, withdrawal payments and
mortality and expense charges ................................................           -               -               -

Payable for investments purchased ............................................         892             368           1,434
                                                                                   -------         -------       ---------
              Total Liabilities ..............................................         892             368           1,434
                                                                                   -------         -------       ---------
              Net assets applicable to policy owners .........................     856,568         291,849       1,130,211
                                                                                   =======         =======       =========

                     POLICY OWNERS' EQUITY

              Total Policy Owners' equity ....................................     856,568         291,849       1,130,211
                                                                                   =======         =======       =========

See accompanying notes to the financial statements

                 MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                      STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2003

                                                                                          SEGREGATED SUB-ACCOUNTS
                                                                                ------------------------------------------
                                                                                FIDELITY VIP                 FIDELITY VIP
                                                                                  GROWTH &   FIDELITY VIP  DYNAMIC CAPITAL
                                                                                   INCOME       MID CAP      APPRECIATION
                                                                                ------------ ------------  ---------------
                                   ASSETS

Investments in shares of Fidelity Variable Insurance Products Funds:
      Growth & Income Portfolio, 78,342 shares at net asset value
            of $13.26 per share (cost $977,157) ..............................    1,038,819            -            -
      Mid Cap Portfolio, 185,602 shares at net asset value
            of $24.16 per share (cost $3,407,025) ............................            -    4,484,146            -
      Dynamic Capital Appreciation Portfolio, 6,367 shares at net asset value
            of $7.09 per share (cost $40,522) ................................            -            -       45,141
      Aggressive Growth Portfolio, 13,480 shares at net asset value
            of $7.90 per share (cost $87,205) ................................            -            -            -
      Value Portfolio, 7,805 shares at net asset value
            of $10.86 per share (cost $73,510) ...............................            -            -            -
      Value Strategies Portfolio, 7,519 shares at net asset value
            of $12.41 per share (cost $86,526) ...............................            -            -            -
      Growth Stock Portfolio, 1,013 shares at net asset value
            of $11.79 per share (cost $11,782) ...............................            -            -            -
                                                                                 ----------    ---------       ------
                                                                                  1,038,819    4,484,146       45,141
Receivable from Minnesota Life for policy purchase payments ..................        1,604        2,328           74
Receivable for investments sold ..............................................            -            -            -
                                                                                 ----------    ---------       ------
              Total Assets ...................................................    1,040,423    4,486,474       45,215
                                                                                 ----------    ---------       ------

                           LIABILITIES

Payable to Minnesota Life for policy terminations, withdrawal payments and
mortality and expense charges ................................................            -            -            -
Payable for investments purchased ............................................        1,604        2,328           74
                                                                                 ----------    ---------       ------
              Total Liabilities ..............................................        1,604        2,328           74
                                                                                 ----------    ---------       ------
              Net assets applicable to policy owners .........................   $1,038,819    4,484,146       45,141
                                                                                 ==========    =========       ======

                       POLICY OWNERS' EQUITY

              Total Policy Owners' equity ....................................   $1,038,819    4,484,146       45,141
                                                                                 ==========    =========       ======

                                                                                               SEGREGATED SUB-ACCOUNTS
                                                                                ----------------------------------------------------
                                                                                FIDELITY VIP              FIDELITY VIP  FIDELITY VIP
                                                                                 AGGRESSIVE  FIDELITY VIP    VALUE         GROWTH
                                                                                   GROWTH        VALUE     STRATEGIES       STOCK
                                                                                ------------ ------------ ------------  ------------
                                   ASSETS

Investments in shares of Fidelity Variable Insurance Products Funds:
      Growth & Income Portfolio, 78,342 shares at net asset value
            of $13.26 per share (cost $977,157) ..............................           -           -            -             -
      Mid Cap Portfolio, 185,602 shares at net asset value
            of $24.16 per share (cost $3,407,025) ............................           -           -            -             -
      Dynamic Capital Appreciation Portfolio, 6,367 shares at net asset value
            of $7.09 per share (cost $40,522) ................................           -           -            -             -
      Aggressive Growth Portfolio, 13,480 shares at net asset value
            of $7.90 per share (cost $87,205) ................................     106,491           -            -             -
      Value Portfolio, 7,805 shares at net asset value
            of $10.86 per share (cost $73,510) ...............................           -      84,767            -             -
      Value Strategies Portfolio, 7,519 shares at net asset value
            of $12.41 per share (cost $86,526) ...............................           -           -       93,309             -
      Growth Stock Portfolio, 1,013 shares at net asset value
            of $11.79 per share (cost $11,782) ...............................           -           -            -        11,949
                                                                                   -------      ------       ------        ------
                                                                                   106,491      84,767       93,309        11,949
Receivable from Minnesota Life for policy purchase payments ..................         136          89        3,064            15
Receivable for investments sold ..............................................           -           -            -             -
                                                                                   -------      ------       ------        ------
              Total Assets ...................................................     106,627      84,856       96,373        11,964
                                                                                   -------      ------       ------        ------

                           LIABILITIES

Payable to Minnesota Life for policy terminations, withdrawal payments and
mortality and expense charges ................................................           -           -            -             -
Payable for investments purchased ............................................         136          89        3,064            15
                                                                                   -------      ------       ------        ------
              Total Liabilities ..............................................         136          89        3,064            15
                                                                                   -------      ------       ------        ------
              Net assets applicable to policy owners .........................     106,491      84,767       93,309        11,949
                                                                                   =======      ======       ======        ======

                       POLICY OWNERS' EQUITY

              Total Policy Owners' equity ....................................     106,491      84,767       93,309        11,949
                                                                                   =======      ======       ======        ======

See accompanying notes to the financial statements

                 MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                      STATEMENTS OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2003

                                                                                            SEGREGATED SUB-ACCOUNTS
                                                                          -------------------------------------------------------
                                                                                           JANUS      JANUS ASPEN
                                                                          FIDELITY VIP ASPEN CAPITAL INTERNATIONAL WADDELL & REED
                                                                          REAL ESTATE  APPRECIATION     GROWTH         GROWTH
                                                                          ------------ ------------- ------------- --------------
                                   ASSETS

Investments in shares of the Fidelity Variable Insurance Products Funds:
  VIP Real Estate Portfolio, 3,966 shares at net asset value
      of $13.30 per share (cost $46,995) ...............................       52,745            -             -              -
Investments in shares of the Janus Aspen Series:
  Capital Appreciation Portfolio, 2,219 shares at net asset value
      of $20.68 per share (cost $46,465) ...............................            -       45,883             -              -
  International Growth Portfolio, 1,465 shares at net asset value
      of $22.89 per share (cost $32,123) ...............................            -            -        33,525              -
Investments in shares of the Waddell & Reed Target Funds, Inc.:
  Growth Portfolio, 281,833 shares at net asset value
      of $8.13 per share (cost $3,957,063) .............................            -            -             -      2,290,385
  Core Equity Portfolio, 1,649 shares at net asset value
      of $9.40 per share (cost $15,531) ................................            -            -             -              -
  Small Cap Growth Portfolio, 19,449 shares at net asset value
      of $8.47 per share (cost $174,746) ...............................            -            -             -              -
  Balanced Portfolio, 1,072,463 shares at net asset value
      of $7.15 per share (cost $8,823,178) .............................            -            -             -              -
                                                                           ----------       ------        ------      ---------
                                                                               52,745       45,883        33,525      2,290,385
Receivable from Minnesota Life for policy purchase payments ............        3,014           50             -              -
Receivable for investments sold ........................................            -            -            49          8,445
                                                                           ----------       ------        ------      ---------
      Total Assets ....................................................        55,759       45,933        33,574      2,298,830
                                                                           ----------       ------        ------      ---------

                          LIABILITIES

Payable to Minnesota Life for policy terminations, withdrawal payments
and mortality and expense charges ......................................            -            -            49          8,445
Payable for investments purchased ......................................        3,014           50             -              -
                                                                           ----------       ------        ------      ---------
      Total Liabilities ...............................................         3,014           50            49          8,445
                                                                           ----------       ------        ------      ---------
      Net assets applicable to policy owners ..........................    $   52,745       45,883        33,525      2,290,385
                                                                           ==========       ======        ======      =========

                     POLICY OWNERS' EQUITY

      Total Policy Owners' equity .....................................    $   52,745       45,883        33,525      2,290,385
                                                                           ==========       ======        ======      =========

                                                                                      SEGREGATED SUB-ACCOUNTS
                                                                          ----------------------------------------------
                                                                                          WADDELL & REED
                                                                          WADDELL & REED   SMALL CAP      WADDELL & REED
                                                                            CORE EQUITY      GROWTH          BALANCED
                                                                          --------------  --------------  --------------
                                   ASSETS

Investments in shares of the Fidelity Variable Insurance Products Funds:
  VIP Real Estate Portfolio, 3,966 shares at net asset value
      of $13.30 per share (cost $46,995) ...............................           -                -               -
Investments in shares of the Janus Aspen Series:
  Capital Appreciation Portfolio, 2,219 shares at net asset value
      of $20.68 per share (cost $46,465) ...............................           -                -               -
  International Growth Portfolio, 1,465 shares at net asset value
      of $22.89 per share (cost $32,123) ...............................           -                -               -
Investments in shares of the Waddell & Reed Target Funds, Inc.:
  Growth Portfolio, 281,833 shares at net asset value
      of $8.13 per share (cost $3,957,063) .............................           -                -               -
  Core Equity Portfolio, 1,649 shares at net asset value
      of $9.40 per share (cost $15,531) ................................      15,500                -               -
  Small Cap Growth Portfolio, 19,449 shares at net asset value
      of $8.47 per share (cost $174,746) ...............................           -          164,738               -
  Balanced Portfolio, 1,072,463 shares at net asset value
      of $7.15 per share (cost $8,823,178) .............................           -                -       7,667,145
                                                                              ------          -------       ---------
                                                                              15,500          164,738       7,667,145
Receivable from Minnesota Life for policy purchase payments ............           -                -               -
Receivable for investments sold ........................................         120            1,491          15,268
                                                                              ------          -------       ---------
      Total Assets ....................................................       15,620          166,229       7,682,413
                                                                              ------          -------       ---------

                          LIABILITIES

Payable to Minnesota Life for policy terminations, withdrawal payments
and mortality and expense charges ......................................         120            1,491          15,268
Payable for investments purchased ......................................           -                -               -
                                                                              ------          -------       ---------
      Total Liabilities ...............................................          120            1,491          15,268
                                                                              ------          -------       ---------
      Net assets applicable to policy owners ..........................       15,500          164,738       7,667,145
                                                                              ======          =======       =========

                     POLICY OWNERS' EQUITY

      Total Policy Owners' equity .....................................       15,500          164,738       7,667,145
                                                                              ======          =======       =========

See accompanying notes to the financial statements

                 MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                      STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2003

                                                                                          SEGREGATED SUB-ACCOUNTS
                                                                       -------------------------------------------------------------
                                                                                        WADDELL & REED WADDELL & REED
                                                                        WADDELL & REED     MICRO-CAP      SMALL CAP   WADDELL & REED
                                                                       INTERNATIONAL II     GROWTH          VALUE         VALUE
                                                                       ---------------- -------------- -------------- --------------
                                   ASSETS

Investments in shares of the Waddell & Reed Target Funds, Inc.:
   International II Portfolio, 10,047 shares at net asset value
       of $15.89 per share (cost $145,982) ...........................       159,694              -             -              -
   Micro-Cap Growth Portfolio, 4,966 shares at net asset value
       of $13.45 per share (cost $65,963) ............................             -         66,781             -              -
   Small Cap Value Portfolio, 4,700 shares at net asset value
       of $15.20 per share (cost $53,068) ............................             -              -        71,447              -
   Value Portfolio, 25,403 shares at net asset value
       of $5.48 per share (cost $131,574) ............................             -              -             -        139,181
                                                                          ----------         ------        ------        -------
                                                                             159,694         66,781        71,447        139,181
Receivable from Minnesota Life for policy purchase payments ..........             -              -             -              -
Receivable for investments sold ......................................         1,023            439           617          1,335
                                                                          ----------         ------        ------        -------
       Total Assets                                                          160,717         67,220        72,064        140,516
                                                                          ----------         ------        ------        -------

                        LIABILITIES

Payable to Minnesota Life for policy terminations, withdrawal payments
and mortality and expense charges ....................................         1,023            439           617          1,335
Payable for investments purchased ....................................             -              -             -              -
                                                                          ----------         ------        ------        -------
       Total Liabilities .............................................         1,023            439           617          1,335
                                                                          ----------         ------        ------        -------
       Net assets applicable to policy owners ........................    $  159,694         66,781        71,447        139,181
                                                                          ==========         ======        ======        =======

                   POLICY OWNERS' EQUITY

       Total Policy Owners' equity ...................................    $  159,694         66,781        71,447        139,181
                                                                          ==========         ======        ======        =======

See accompanying notes to the financial statements

                 MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                            STATEMENTS OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2003

                                                                                            SEGREGATED SUB-ACCOUNTS
                                                                                -------------------------------------------------
                                                                                              ADVANTUS     ADVANTUS    ADVANTUS
                                                                                  ADVANTUS      MONEY      MORTGAGE     INDEX
                                                                                    BOND       MARKET     SECURITIES     500
                                                                                -----------   ---------   ----------  -----------
Investment income (loss):
         Investment income distributions from underlying mutual fund ........   $         -     28,839           -             -
         Mortality and expense charges and administrative charges (note 3) ..       (10,321)   (17,934)       (218)      (54,037)
                                                                                -----------   --------      ------       -------
                  Investment income (loss) - net ............................       (10,321)    10,905        (218)      (54,037)
                                                                                -----------   --------      ------       -------
Realized and unrealized gains (losses) on investments - net:
                  Realized gain distributions from underlying mutual fund ...             -          -           -             -
                                                                                -----------   --------      ------       -------
                  Realized gains (losses) on sales of investments:
                                  Proceeds from sales .......................     1,579,614    887,709       7,115     2,477,020
                                  Cost of investments sold ..................    (1,448,837)  (887,709)     (6,480)   (2,592,570)
                                                                                -----------   --------      ------       -------
                                                                                    130,777          -         635      (115,550)
                                                                                -----------   --------      ------       -------
                  Net realized gains (losses) on investments ................       130,777          -         635      (115,550)
                                                                                -----------   --------      ------       -------
                  Net change in unrealized appreciation or depreciation
                     on investments .........................................     1,320,376          -       1,138     7,055,540
                                                                                -----------   --------      ------       -------
                  Net gains (losses) on investments .........................     1,451,153          -       1,773     6,939,990
                                                                                -----------   --------      ------       -------
Net increase in net assets resulting from operations ........................   $ 1,440,832     10,905       1,555     6,885,953
                                                                                -----------   --------      ------       -------

                                                                                       SEGREGATED SUB-ACCOUNTS
                                                                                -------------------------------------
                                                                                 ADVANTUS    ADVANTUS
                                                                                 MATURING    MATURING     ADVANTUS
                                                                                GOVERNMENT  GOVERNMENT  INTERNATIONAL
                                                                                 BOND 2006  BOND 2010       BOND
                                                                                -------------------------------------
Investment income (loss):
         Investment income distributions from underlying mutual fund .........        -           -             -
         Mortality and expense charges and administrative charges (note 3) ...      (11)        (33)          (60)
                                                                                    ---      ------        ------
                  Investment income (loss) - net .............................      (11)        (33)          (60)
                                                                                    ---      ------        ------
Realized and unrealized gains (losses) on investments - net:
                  Realized gain distributions from underlying mutual fund ....        -           -             -
                                                                                    ---      ------        ------
                  Realized gains (losses) on sales of investments:
                                  Proceeds from sales ........................       11       4,713         3,681
                                  Cost of investments sold ...................       (8)     (3,978)       (2,934)
                                                                                    ---      ------        ------
                                                                                      3         735           747
                                                                                    ---      ------        ------
                  Net realized gains (losses) on investments .................        3         735           747
                                                                                    ---      ------        ------
                  Net change in unrealized appreciation or depreciation
                     on investments ..........................................       22        (666)        1,815
                                                                                    ---      ------        ------
                  Net gains (losses) on investments ..........................       25          69         2,562
                                                                                    ---      ------        ------
Net increase in net assets resulting from operations .........................       14          36         2,502
                                                                                    ===      ======        ======

See accompanying notes to the financial statements

                 MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                            STATEMENTS OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2003

                                                                                               SEGREGATED SUB-ACCOUNTS
                                                                               -----------------------------------------------------
                                                                                              ADVANTUS
                                                                                 ADVANTUS       REAL
                                                                                INDEX 400      ESTATE     FIDELITY VIP  FIDELITY VIP
                                                                                 MID-CAP     SECURITIES   MONEY MARKET   HIGH INCOME
                                                                               -----------   ----------   ------------  ------------
Investment income (loss):
         Investment income distributions from underlying mutual fund ........  $         -         -          4,685        44,238
         Mortality and expense charges and administrative charges (note 3) ..      (12,552)      (13)        (1,168)       (1,917)
                                                                               -----------    ------       --------      --------
                  Investment income (loss) - net ............................      (12,552)      (13)         3,517        42,321
                                                                               -----------    ------       --------      --------

Realized and unrealized gains (losses) on investments - net:
                  Realized gain distributions from underlying mutual fund ...            -         -              -             -
                                                                               -----------    ------       --------      --------
                  Realized gains (losses) on sales of investments:
                                  Proceeds from sales .......................    1,142,435     4,753        475,530       347,816
                                  Cost of investments sold ..................   (1,124,773)   (4,564)      (475,530)     (387,997)
                                                                               -----------    ------       --------      --------
                                                                                    17,662       189              -       (40,181)
                                                                               -----------    ------       --------      --------
                  Net realized gains (losses) on investments ................       17,662       189              -       (40,181)
                                                                               -----------    ------       --------      --------
                  Net change in unrealized appreciation or depreciation
                     on investments .........................................    2,705,281     1,432              -       156,137
                                                                               -----------    ------       --------      --------
                  Net gains (losses) on investments .........................    2,722,943     1,621              -       115,956
                                                                               -----------    ------       --------      --------
Net increase in net assets resulting from operations ........................  $ 2,710,391     1,608          3,517       158,277
                                                                               ===========    ======       ========      ========

                                                                                         SEGREGATED SUB-ACCOUNTS
                                                                               -----------------------------------------
                                                                               FIDELITY VIP   FIDELITY VIP  FIDELITY VIP
                                                                               EQUITY INCOME     GROWTH       OVERSEAS
                                                                               -------------  ------------  ------------
Investment income (loss):
         Investment income distributions from underlying mutual fund ........      16,272         10,329         16,005
         Mortality and expense charges and administrative charges (note 3) ..      (2,731)        (9,865)        (4,906)
                                                                                  -------     ----------     ----------
                  Investment income (loss) - net ............................      13,541            464         11,099
                                                                                  -------     ----------     ----------

Realized and unrealized gains (losses) on investments - net:
                  Realized gain distributions from underlying mutual fund ...           -              -              -
                                                                                  -------     ----------     ----------
                  Realized gains (losses) on sales of investments:
                                  Proceeds from sales .......................     326,641      1,582,975        730,664
                                  Cost of investments sold ..................    (382,852)    (2,249,473)    (1,057,277)
                                                                                  -------     ----------     ----------
                                                                                  (56,211)      (666,498)      (326,613)
                                                                                  -------     ----------     ----------
                  Net realized gains (losses) on investments ................     (56,211)      (666,498)      (326,613)
                                                                                  -------     ----------     ----------
                  Net change in unrealized appreciation or depreciation
                     on investments .........................................     299,388      1,790,957      1,053,578
                                                                                  -------     ----------     ----------
                  Net gains (losses) on investments .........................     243,177      1,124,459        726,965
                                                                                  -------     ----------     ----------
Net increase in net assets resulting from operations ........................     256,718      1,124,923        738,064
                                                                                  =======      =========     ==========

See accompanying notes to the financial statements.

                 MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                            STATEMENTS OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2003

                                                                                            SEGREGATED SUB-ACCOUNTS
                                                                       ------------------------------------------------------------
                                                                       FIDELITY VIP    FIDELITY VIP
                                                                        INVESTMENT        ASSET        FIDELITY VIP    FIDELITY VIP
                                                                        GRADE BOND       MANAGER         INDEX 500      CONTRAFUND
                                                                       ------------    ------------    ------------    ------------
Investment income (loss):
   Investment income distributions from underlying mutual fund .....    $   20,693          13,202          20,216          14,588
   Mortality and expense charges and administrative charges
     (note 3) ......................................................        (1,416)           (964)         (3,576)         (8,733)
                                                                        ----------      ----------      ----------      ----------
     Investment income (loss) - net ................................        19,277          12,238          16,640           5,855
                                                                        ----------      ----------      ----------      ----------
Realized and unrealized gains (losses) on investments - net:
     Realized gain distributions from underlying mutual fund .......         7,282               -               -               -
                                                                        ----------      ----------      ----------      ----------
     Realized gains (losses) on sales of investments:
          Proceeds from sales ......................................       282,820         112,895         611,487       1,142,688
          Cost of investments sold .................................      (270,042)       (126,399)       (754,757)     (1,271,013)
                                                                        ----------      ----------      ----------      ----------
                                                                            12,778         (13,504)       (143,270)       (128,325)
                                                                        ----------      ----------      ----------      ----------
     Net realized gains (losses) on investments ....................        20,060         (13,504)       (143,270)       (128,325)
                                                                        ----------      ----------      ----------      ----------
     Net change in unrealized appreciation or depreciation
        on investments .............................................       (13,013)         64,918         490,025         987,649
                                                                        ----------      ----------      ----------      ----------
     Net gains (losses) on investments .............................         7,047          51,414         346,755         859,324
                                                                        ----------      ----------      ----------      ----------
Net increase in net assets resulting from operations ...............    $   26,324          63,652         363,395         865,179
                                                                        ==========      ==========      ==========      ==========

                                                                                    SEGREGATED SUB-ACCOUNTS
                                                                       ---------------------------------------------
                                                                        FIDELITY VIP                   FIDELITY VIP
                                                                           ASSET        FIDELITY VIP       GROWTH
                                                                       MANAGER GROWTH     BALANCED     OPPORTUNITIES
                                                                       --------------   ------------   -------------
Investment income (loss):
   Investment income distributions from underlying mutual fund .....         22,031           5,866           6,924
   Mortality and expense charges and administrative charges
     (note 3) ......................................................         (1,868)           (564)         (2,355)
                                                                         ----------      ----------      ----------
     Investment income (loss) - net ................................         20,163           5,302           4,569
                                                                         ----------      ----------      ----------
Realized and unrealized gains (losses) on investments - net:
     Realized gain distributions from underlying mutual fund .......              -               -               -
                                                                         ----------      ----------      ----------
     Realized gains (losses) on sales of investments:
          Proceeds from sales ......................................        299,057         113,035         428,701
          Cost of investments sold .................................       (398,830)       (118,636)       (519,746)
                                                                         ----------      ----------      ----------
                                                                            (99,773)         (5,601)        (91,045)
                                                                         ----------      ----------      ----------
     Net realized gains (losses) on investments ....................        (99,773)         (5,601)        (91,045)
                                                                         ----------      ----------      ----------
     Net change in unrealized appreciation or depreciation
        on investments .............................................        234,764          36,063         333,743
                                                                         ----------      ----------      ----------
     Net gains (losses) on investments .............................        134,991          30,462         242,698
                                                                         ----------      ----------      ----------
Net increase in net assets resulting from operations ...............        155,154          35,764         247,267
                                                                         ==========      ==========      ==========

See accompanying notes to the financial statements

                 MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                            STATEMENTS OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2003

                                                                                           SEGREGATED SUB-ACCOUNTS
                                                                        -----------------------------------------------------------
                                                                        FIDELITY VIP                   FIDELITY VIP    FIDELITY VIP
                                                                          GROWTH &     FIDELITY VIP   DYNAMIC CAPITAL   AGGRESSIVE
                                                                           INCOME        MID CAP       APPRECIATION       GROWTH
                                                                        ------------   ------------   ---------------  ------------
Investment income (loss):
   Investment income distributions from underlying mutual fund .....     $    9,787         14,709               -               -
   Mortality and expense charges and administrative charges
     (note 3) ......................................................         (2,208)        (8,987)            (97)           (209)
                                                                         ----------     ----------      ----------      ----------
     Investment income (loss) - net ................................          7,579          5,722             (97)           (209)
                                                                         ----------     ----------      ----------      ----------
Realized and unrealized gains (losses) on investments - net:
     Realized gain distributions from underlying mutual fund .......              -              -               -               -
                                                                         ----------     ----------      ----------      ----------
     Realized gains (losses) on sales of investments:
          Proceeds from sales ......................................        361,839      1,041,314          41,374          66,472
          Cost of investments sold .................................       (402,951)      (993,227)        (37,902)        (74,738)
                                                                         ----------     ----------      ----------      ----------
                                                                            (41,112)        48,087           3,472          (8,266)
                                                                         ----------     ----------      ----------      ----------
     Net realized gains (losses) on investments ....................        (41,112)        48,087           3,472          (8,266)
                                                                         ----------     ----------      ----------      ----------
     Net change in unrealized appreciation or depreciation
        on investments .............................................        219,532      1,182,646           5,671          32,032
                                                                         ----------     ----------      ----------      ----------
     Net gains (losses) on investments .............................        178,420      1,230,733           9,143          23,766
                                                                         ----------     ----------      ----------      ----------
Net increase in net assets resulting from operations ...............     $  185,999      1,236,455           9,046          23,557
                                                                         ==========     ==========      ==========      ==========

                                                                                    SEGREGATED SUB-ACCOUNTS
                                                                        -------------------------------------------
                                                                                        FIDELITY VIP   FIDELITY VIP
                                                                        FIDELITY VIP        VALUE         GROWTH
                                                                           VALUE         STRATEGIES       STOCK
                                                                        ------------    ------------   ------------
Investment income (loss):
   Investment income distributions from underlying mutual fund .....            256               -              -
   Mortality and expense charges and administrative charges
     (note 3) ......................................................            (98)            (80)           (16)
                                                                         ----------      ----------     ----------
     Investment income (loss) - net ................................            158             (80)           (16)
                                                                         ----------      ----------     ----------
Realized and unrealized gains (losses) on investments - net:
     Realized gain distributions from underlying mutual fund .......              -             577            650
                                                                         ----------      ----------     ----------
     Realized gains (losses) on sales of investments:
          Proceeds from sales ......................................          6,167          36,023         17,576
          Cost of investments sold .................................         (5,839)        (29,931)       (16,273)
                                                                         ----------      ----------     ----------
                                                                                328           6,092          1,303
                                                                         ----------      ----------     ----------
     Net realized gains (losses) on investments ....................            328           6,669          1,953
                                                                         ----------      ----------     ----------
     Net change in unrealized appreciation or depreciation
        on investments .............................................         12,074           7,058            167
                                                                         ----------      ----------     ----------
     Net gains (losses) on investments .............................         12,402          13,727          2,120
                                                                         ----------      ----------     ----------
Net increase in net assets resulting from operations ...............         12,560          13,647          2,104
                                                                         ==========      ==========     ==========

See accompanying notes to the financial statements

                 MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                            STATEMENTS OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2003

                                                                                             SEGREGATED SUB-ACCOUNTS
                                                                       -------------------------------------------------------------
                                                                                          JANUS        JANUS ASPEN
                                                                       FIDELITY VIP   ASPEN CAPITAL   INTERNATIONAL   WADDELL & REED
                                                                       REAL ESTATE     APPRECIATION      GROWTH           GROWTH
                                                                       -----------    -------------   -------------   --------------
Investment income (loss):
   Investment income distributions from underlying mutual fund .....    $      515              92             212              23
   Mortality and expense charges and administrative charges
     (note 3) ......................................................           (59)           (176)           (106)         (1,175)
                                                                        ----------      ----------      ----------      ----------
     Investment income (loss) - net ................................           456             (84)            106          (1,152)
                                                                        ----------      ----------      ----------      ----------
Realized and unrealized gains (losses) on investments - net:
     Realized gain distributions from underlying mutual fund .......           293               -               -               -
                                                                        ----------      ----------      ----------      ----------
     Realized gains (losses) on sales of investments:
          Proceeds from sales ......................................        16,305           2,824           2,099         248,941
          Cost of investments sold .................................       (14,363)         (3,385)         (2,728)       (391,507)
                                                                        ----------      ----------      ----------      ----------
                                                                             1,942            (561)           (629)       (142,566)
                                                                        ----------      ----------      ----------      ----------
     Net realized gains (losses) on investments ....................         2,235            (561)           (629)       (142,566)
                                                                        ----------      ----------      ----------      ----------
     Net change in unrealized appreciation or depreciation
        on investments .............................................         5,750           7,496           7,891         609,960
                                                                        ----------      ----------      ----------      ----------
     Net gains (losses) on investments .............................         7,985           6,935           7,262         467,394
                                                                        ----------      ----------      ----------      ----------
Net increase in net assets resulting from operations ...............    $    8,441           6,851           7,368         466,242
                                                                        ==========      ==========      ==========      ==========

                                                                                   SEGREGATED SUB-ACCOUNTS
                                                                       ----------------------------------------------
                                                                                       WADDELL & REED
                                                                       WADDELL & REED    SMALL CAP     WADDELL & REED
                                                                        CORE EQUITY       GROWTH          BALANCED
                                                                       --------------  --------------  --------------
Investment income (loss):
   Investment income distributions from underlying mutual fund .....           110               -          49,869
   Mortality and expense charges and administrative charges
     (note 3) ......................................................           (57)           (607)           (460)
                                                                        ----------      ----------      ----------
     Investment income (loss) - net ................................            53            (607)         49,409
                                                                        ----------      ----------      ----------
Realized and unrealized gains (losses) on investments - net:
     Realized gain distributions from underlying mutual fund .......             -               -               -
                                                                        ----------      ----------      ----------
     Realized gains (losses) on sales of investments:
          Proceeds from sales ......................................         2,124          22,017         254,497
          Cost of investments sold .................................        (2,685)        (31,793)       (342,146)
                                                                        ----------      ----------      ----------
                                                                              (561)         (9,776)        (87,649)
                                                                        ----------      ----------      ----------
     Net realized gains (losses) on investments ....................          (561)         (9,776)        (87,649)
                                                                        ----------      ----------      ----------
     Net change in unrealized appreciation or depreciation
        on investments .............................................         2,841          60,045       1,391,190
                                                                        ----------      ----------      ----------
     Net gains (losses) on investments .............................         2,280          50,269       1,303,541
                                                                        ----------      ----------      ----------
Net increase in net assets resulting from operations ...............         2,333          49,662       1,352,950
                                                                        ==========      ==========      ==========

See accompanying notes to the financial statements

                 MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                            STATEMENTS OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2003

                                                                                        SEGREGATED SUB-ACCOUNTS
                                                                      --------------------------------------------------------------
                                                                                       WADDELL & REED  WADDELL & REED
                                                                       WADDELL & REED     MICRO-CAP       SMALL CAP   WADDELL & REED
                                                                      INTERNATIONAL II     GROWTH           VALUE          VALUE
                                                                      ---------------- --------------  -------------- --------------

Investment income (loss):
   Investment income distributions from underlying mutual fund .....     $    2,430              -               -            710
   Mortality and expense charges and administrative charges
     (note 3) ......................................................           (558)          (230)           (266)          (430)
                                                                         ----------         ------          ------         ------
     Investment income (loss) - net ................................          1,872           (230)           (266)           280
                                                                         ----------         ------          ------         ------
Realized and unrealized gains (losses) on investments - net:
     Realized gain distributions from underlying mutual fund .......              -              -               -              -
                                                                         ----------         ------          ------         ------
     Realized gains (losses) on sales of investments:
          Proceeds from sales ......................................         23,305          6,792          18,226         16,572
          Cost of investments sold .................................        (24,223)       (10,368)        (17,644)       (18,575)
                                                                         ----------         ------          ------         ------
                                                                               (918)        (3,576)            582         (2,003)
                                                                         ----------         ------          ------         ------
     Net realized gains (losses) on investments ....................           (918)        (3,576)            582         (2,003)
                                                                         ----------         ------          ------         ------

     Net change in unrealized appreciation or depreciation
        on investments .............................................         48,575         24,850          22,512         29,215
                                                                         ----------         ------          ------         ------
     Net gains (losses) on investments .............................         47,657         21,274          23,094         27,212
                                                                         ----------         ------          ------         ------
Net increase in net assets resulting from operations ...............     $   49,529         21,044          22,828         27,492
                                                                         ==========         ======          ======         ======

See accompanying notes to the financial statements

                 MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                       STATEMENTS OF CHANGES IN NET ASSETS
                          YEAR ENDED DECEMBER 31, 2003

                                                                                    SEGREGATED SUB-ACCOUNTS
                                                                 ------------------------------------------------------------
                                                                                   ADVANTUS        ADVANTUS        ADVANTUS
                                                                   ADVANTUS         MONEY          MORTGAGE         INDEX
                                                                     BOND           MARKET        SECURITIES         500
                                                                 ------------    ------------    ------------    ------------
Operations:
   Investment income (loss) - net ............................   $    (10,321)         10,905            (218)        (54,037)
   Net realized gains (losses) on investments ................        130,777               -             635        (115,550)
   Net change in unrealized appreciation or depreciation
     on investments ..........................................      1,320,376               -           1,138       7,055,540
                                                                 ------------    ------------    ------------    ------------
Net increase in net assets resulting from operations .........      1,440,832          10,905           1,555       6,885,953
                                                                 ------------    ------------    ------------    ------------
Policy transactions (notes 2,3,4 and 5):
   Policy purchase payments ..................................      1,016,404         818,966          16,293       6,174,049
   Policy terminations, withdrawal payments and charges ......     (1,569,293)       (869,775)         (6,897)     (2,422,983)
                                                                 ------------    ------------    ------------    ------------
Increase (decrease) in net assets from Policy transactions ...       (552,889)        (50,809)          9,396       3,751,066
                                                                 ------------    ------------    ------------    ------------
Increase (decrease) in net assets ............................        887,943         (39,904)         10,951      10,637,019
Net assets at the beginning of year (note 1) .................     27,238,896       4,701,321          40,043      23,166,231
                                                                 ------------    ------------    ------------    ------------
Net assets at the end of year ................................   $ 28,126,839       4,661,417          50,994      33,803,250
                                                                 ============    ============    ============    ============

                                                                            SEGREGATED SUB-ACCOUNTS
                                                                 ---------------------------------------------
                                                                   ADVANTUS        ADVANTUS
                                                                   MATURING        MATURING        ADVANTUS
                                                                  GOVERNMENT      GOVERNMENT     INTERNATIONAL
                                                                   BOND 2006       BOND 2010         BOND
                                                                 ------------    ------------    -------------
Operations:
   Investment income (loss) - net ............................            (11)            (33)            (60)
   Net realized gains (losses) on investments ................              3             735             747
   Net change in unrealized appreciation or depreciation
     on investments ..........................................             22            (666)          1,815
                                                                 ------------    ------------    ------------
Net increase in net assets resulting from operations .........             14              36           2,502
                                                                 ------------    ------------    ------------
Policy transactions (notes 2,3,4 and 5):
   Policy purchase payments ..................................          1,000           7,360          12,428
   Policy terminations, withdrawal payments and charges ......              -          (4,680)         (3,621)
                                                                 ------------    ------------    ------------
Increase (decrease) in net assets from Policy transactions ...          1,000           2,680           8,807
                                                                 ------------    ------------    ------------
Increase (decrease) in net assets ............................          1,014           2,716          11,309
Net assets at the beginning of year (note 1) .................          1,756           4,467           7,688
                                                                 ------------    ------------    ------------
Net assets at the end of year ................................          2,770           7,183          18,997
                                                                 ============    ============    ============

See accompanying notes to the financial statements

                 MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                       STATEMENTS OF CHANGES IN NET ASSETS
                          YEAR ENDED DECEMBER 31, 2003

                                                                                           SEGREGATED SUB-ACCOUNTS
                                                                --------------------------------------------------------------------
                                                                                ADVANTUS
                                                                  ADVANTUS        REAL
                                                                  INDEX 400      ESTATE    FIDELITY VIP  FIDELITY VIP  FIDELITY VIP
                                                                   MID-CAP     SECURITIES  MONEY MARKET  HIGH INCOME   EQUITY INCOME
                                                                -------------  ----------  ------------  ------------  -------------
Operations:
     Investment income (loss) - net ..........................  $    (12,552)      (13)        3,517        42,321          13,541
     Net realized gains (losses) on investments ..............        17,662       189             -       (40,181)        (56,211)
     Net change in unrealized appreciation or depreciation
        on investments .......................................     2,705,281     1,432             -       156,137         299,388
                                                                ------------     -----         -----       -------         -------
Net increase in net assets resulting from operations .........     2,710,391     1,608         3,517       158,277         256,718
                                                                ------------     -----         -----       -------         -------

Policy transactions (notes 2,3,4 and 5):
     Policy purchase payments ................................     1,548,337     5,394       480,345       516,313         339,341
     Policy terminations, withdrawal payments and charges ....    (1,129,883)   (4,740)     (474,362)     (345,899)       (323,910)
                                                                ------------------------------------------------------------------
Increase (decrease) in net assets from Policy transactions ...       418,454       654         5,983       170,414          15,431
                                                                ------------------------------------------------------------------
Increase (decrease) in net assets ............................     3,128,845     2,262         9,500       328,691         272,149

Net assets at the beginning of year (note 1) .................     7,643,102     6,444       450,561       569,238         903,353
                                                                ------------------------------------------------------------------
Net assets at the end of year ................................  $ 10,771,947     8,706       460,061       897,929       1,175,502
                                                                ==================================================================

                                                                 SEGREGATED SUB-ACCOUNTS
                                                                --------------------------
                                                                FIDELITY VIP  FIDELITY VIP
                                                                   GROWTH       OVERSEAS
                                                                ------------  ------------
Operations:
     Investment income (loss) - net ..........................         464        11,099
     Net realized gains (losses) on investments ..............    (666,498)     (326,613)
     Net change in unrealized appreciation or depreciation
        on investments .......................................   1,790,957     1,053,578
                                                                 ---------     ---------
Net increase in net assets resulting from operations .........   1,124,923       738,064
                                                                 ---------     ---------

Policy transactions (notes 2,3,4 and 5):
     Policy purchase payments ................................   1,573,442       676,609
     Policy terminations, withdrawal payments and charges ....  (1,573,110)     (725,758)
                                                                ------------------------
Increase (decrease) in net assets from Policy transactions ...         332       (49,149)
                                                                ------------------------
Increase (decrease) in net assets ............................   1,125,255       688,915

Net assets at the beginning of year (note 1) .................   3,549,340     1,828,491
                                                                ------------------------
Net assets at the end of year ................................   4,674,595     2,517,406
                                                                ========================

See accompanying notes to the financial statements

                 MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                       STATEMENTS OF CHANGES IN NET ASSETS
                          YEAR ENDED DECEMBER 31, 2003

                                                                                    SEGREGATED SUB-ACCOUNTS
                                                                 --------------------------------------------------------
                                                                 FIDELITY VIP    FIDELITY VIP
                                                                  INVESTMENT        ASSET      FIDELITY VIP  FIDELITY VIP
                                                                  GRADE BOND       MANAGER       INDEX 500    CONTRAFUND
                                                                 ------------    ------------  ------------  ------------
Operations:
     Investment income (loss) - net ..........................   $    19,277        12,238         16,640         5,855
     Net realized gains (losses) on investments ..............        20,060       (13,504)      (143,270)     (128,325)
     Net change in unrealized appreciation or depreciation
        on investments .......................................       (13,013)       64,918        490,025       987,649
                                                                 -----------      --------      ---------    ----------
Net increase in net assets resulting from operations .........        26,324        63,652        363,395       865,179
                                                                 -----------      --------      ---------    ----------

Policy transactions (notes 2,3,4 and 5):
     Policy purchase payments ................................       245,252       123,950        665,851     1,270,996
     Policy terminations, withdrawal payments and charges ....      (281,404)     (111,931)      (607,911)   (1,133,955)
                                                                 ------------------------------------------------------
Increase (decrease) in net assets from Policy transactions ...       (36,152)       12,019         57,940       137,041
                                                                 ------------------------------------------------------
Increase (decrease) in net assets ............................        (9,828)       75,671        421,335     1,002,220

Net assets at the beginning of year (note 1) .................       567,215       358,542      1,309,384     2,993,688
                                                                 ------------------------------------------------------
Net assets at the end of year ................................   $   557,387       434,213      1,730,719     3,995,908
                                                                 ======================================================

                                                                            SEGREGATED SUB-ACCOUNTS
                                                                 -------------------------------------------
                                                                  FIDELITY VIP                 FIDELITY VIP
                                                                      ASSET      FIDELITY VIP     GROWTH
                                                                 MANAGER GROWTH    BALANCED    OPPORTUNITIES
                                                                 --------------  ------------  -------------
Operations:
     Investment income (loss) - net ..........................        20,163         5,302           4,569
     Net realized gains (losses) on investments ..............       (99,773)       (5,601)        (91,045)
     Net change in unrealized appreciation or depreciation
        on investments .......................................       234,764        36,063         333,743
                                                                    --------      --------       ---------
Net increase in net assets resulting from operations .........       155,154        35,764         247,267
                                                                    --------      --------       ---------

Policy transactions (notes 2,3,4 and 5):
     Policy purchase payments ................................       271,042       165,944         457,034
     Policy terminations, withdrawal payments and charges ....      (297,189)     (112,471)       (426,346)
                                                                 -----------------------------------------
Increase (decrease) in net assets from Policy transactions ...       (26,147)       53,473          30,688
                                                                 -----------------------------------------
Increase (decrease) in net assets ............................       129,007        89,237         277,955

Net assets at the beginning of year (note 1) .................       727,561       202,612         852,256
                                                                 -----------------------------------------
Net assets at the end of year ................................       856,568       291,849       1,130,211
                                                                 =========================================

See accompanying notes to the financial statements

                 MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                       STATEMENTS OF CHANGES IN NET ASSETS
                          YEAR ENDED DECEMBER 31, 2003

                                                                                      SEGREGATED SUB-ACCOUNTS
                                                                 -----------------------------------------------------------
                                                                 FIDELITY VIP                    FIDELITY VIP   FIDELITY VIP
                                                                   GROWTH &      FIDELITY VIP  DYNAMIC CAPITAL   AGGRESSIVE
                                                                    INCOME         MID CAP      APPRECIATION      GROWTH
                                                                 ------------    ------------  -----------------------------
Operations:
     Investment income (loss) - net ..........................   $     7,579          5,722           (97)           (209)
     Net realized gains (losses) on investments ..............       (41,112)        48,087         3,472          (8,266)
     Net change in unrealized appreciation or depreciation
        on investments .......................................       219,532      1,182,646         5,671          32,032
                                                                 -----------      ---------        ------         -------
Net increase in net assets resulting from operations .........       185,999      1,236,455         9,046          23,557
                                                                 -----------      ---------        ------         -------

Policy transactions (notes 2,3,4 and 5):
     Policy purchase payments ................................       440,158        977,152        48,155          73,823
     Policy terminations, withdrawal payments and charges ....      (359,631)    (1,032,327)      (41,277)        (66,263)
                                                                 --------------------------------------------------------
Increase (decrease) in net assets from Policy transactions ...        80,527        (55,175)        6,878           7,560
                                                                 --------------------------------------------------------
Increase (decrease) in net assets ............................       266,526      1,181,280        15,924          31,117

Net assets at the beginning of year (note 1) .................       772,293      3,302,866        29,217          75,374
                                                                 --------------------------------------------------------
Net assets at the end of year ................................   $ 1,038,819      4,484,146        45,141         106,491
                                                                 ========================================================

                                                                             SEGREGATED SUB-ACCOUNTS
                                                                 ----------------------------------------
                                                                               FIDELITY VIP  FIDELITY VIP
                                                                 FIDELITY VIP     VALUE         GROWTH
                                                                    VALUE       STRATEGIES      STOCK
                                                                 ------------  ------------  ------------
Operations:
     Investment income (loss) - net ..........................         158           (80)          (16)
     Net realized gains (losses) on investments ..............         328         6,669         1,953
     Net change in unrealized appreciation or depreciation
        on investments .......................................      12,074         7,058           167
                                                                    ------       -------        ------
Net increase in net assets resulting from operations .........      12,560        13,647         2,104
                                                                    ------       -------        ------

Policy transactions (notes 2,3,4 and 5):
     Policy purchase payments ................................      61,260       110,509        28,055
     Policy terminations, withdrawal payments and charges ....      (6,069)      (35,979)      (18,210)
                                                                 -------------------------------------
Increase (decrease) in net assets from Policy transactions ...      55,191        74,530         9,845
                                                                 -------------------------------------
Increase (decrease) in net assets ............................      67,751        88,177        11,949
Net assets at the beginning of year (note 1) .................      17,016         5,132             -
                                                                 -------------------------------------
Net assets at the end of year ................................      84,767        93,309        11,949
                                                                 =====================================

See accompanying notes to the financial statements

                 MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                       STATEMENTS OF CHANGES IN NET ASSETS
                          YEAR ENDED DECEMBER 31, 2003

                                                                                      SEGREGATED SUB-ACCOUNTS
                                                                 -------------------------------------------------------------
                                                                                    JANUS        JANUS ASPEN
                                                                 FIDELITY VIP   ASPEN CAPITAL   INTERNATIONAL   WADDELL & REED
                                                                  REAL ESTATE   APPRECIATION       GROWTH           GROWTH
                                                                 ------------   -------------   -------------   --------------
Operations:
     Investment income (loss) - net ..........................   $      456           (84)            106            (1,152)
     Net realized gains (losses) on investments ..............        2,235          (561)           (629)         (142,566)
     Net change in unrealized appreciation or depreciation
        on investments .......................................        5,750         7,496           7,891           609,960
                                                                 ----------        ------          ------         ---------
Net increase in net assets resulting from operations .........        8,441         6,851           7,368           466,242
                                                                 ----------        ------          ------         ---------

Policy transactions (notes 2,3,4 and 5):
     Policy purchase payments ................................       61,065        13,245          12,932           206,193
     Policy terminations, withdrawal payments and charges ....      (16,761)       (2,648)         (1,993)         (247,742)
                                                                 ----------------------------------------------------------
Increase (decrease) in net assets from Policy transactions ...       44,304        10,597          10,939           (41,549)
                                                                 ----------------------------------------------------------
Increase (decrease) in net assets ............................       52,745        17,448          18,307           424,693

Net assets at the beginning of year (note 1) .................            0        28,435          15,218         1,865,692
                                                                 ----------------------------------------------------------
Net assets at the end of year ................................   $   52,745        45,883          33,525         2,290,385
                                                                 ==========================================================

                                                                           SEGREGATED SUB-ACCOUNTS
                                                                 -----------------------------------------------
                                                                                 WADDELL & REED
                                                                 WADDELL & REED    SMALL CAP      WADDELL & REED
                                                                  CORE EQUITY        GROWTH          BALANCED
                                                                 --------------  --------------   --------------
Operations:
     Investment income (loss) - net ..........................           53            (607)           49,409
     Net realized gains (losses) on investments ..............         (561)         (9,776)          (87,649)
     Net change in unrealized appreciation or depreciation
        on investments .......................................        2,841          60,045         1,391,190
                                                                 --------------  --------------   -----------
Net increase in net assets resulting from operations .........        2,333          49,662         1,352,950
                                                                 --------------  --------------   -----------

Policy transactions (notes 2,3,4 and 5):
     Policy purchase payments ................................        6,893          39,351            35,292
     Policy terminations, withdrawal payments and charges ....       (2,067)        (21,410)         (254,037)
                                                                 --------------------------------------------
Increase (decrease) in net assets from Policy transactions ...        4,826          17,941          (218,745)
                                                                 --------------------------------------------
Increase (decrease) in net assets ............................        7,159          67,603         1,134,205
Net assets at the beginning of year (note 1) .................        8,341          97,135         6,532,940
                                                                 --------------------------------------------
Net assets at the end of year ................................       15,500         164,738         7,667,145
                                                                 ============================================

See accompanying notes to the financial statements

                 MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                       STATEMENTS OF CHANGES IN NET ASSETS
                          YEAR ENDED DECEMBER 31, 2003

                                                                                        SEGREGATED SUB-ACCOUNTS
                                                               -----------------------------------------------------------------
                                                                                 WADDELL & REED   WADDELL & REED
                                                                WADDELL & REED      MICRO-CAP       SMALL  CAP    WADDELL & REED
                                                               INTERNATIONAL II      GROWTH           VALUE           VALUE
                                                               ----------------  --------------   --------------  --------------
Operations:
     Investment income (loss) - net .........................    $     1,872           (230)            (266)            280
     Net realized gains (losses) on investments .............           (918)        (3,576)             582          (2,003)
     Net change in unrealized appreciation or depreciation
        on investments ......................................         48,575         24,850           22,512          29,215
                                                                 -----------         ------           ------         -------
Net increase in net assets resulting from operations ........         49,529         21,044           22,828          27,492
                                                                 -----------         ------           ------         -------

Policy transactions (notes 2,3,4 and 5):
     Policy purchase payments ...............................         34,902         18,122           21,706          38,576
     Policy terminations, withdrawal payments and charges ...        (22,747)        (6,562)         (17,960)        (16,142)
                                                               -------------------------------------------------------------
Increase (decrease) in net assets from Policy transactions ..         12,155         11,560            3,746          22,434
                                                               -------------------------------------------------------------
Increase (decrease) in net assets ...........................         61,684         32,604           26,574          49,926

Net assets at the beginning of year (note 1) ................         98,010         34,177           44,873          89,255
                                                               -------------------------------------------------------------
Net assets at the end of year ...............................    $   159,694         66,781           71,447         139,181
                                                               =============================================================

See accompanying notes to the financial statements

                 MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                       STATEMENTS OF CHANGES IN NET ASSETS
                          YEAR ENDED DECEMBER 31, 2002

                                                                                       SEGREGATED SUB-ACCOUNTS
                                                                 ------------------------------------------------------------
                                                                                             MONEY       ASSET      MORTGAGE
                                                                   GROWTH        BOND        MARKET    ALLOCATION  SECURITIES
                                                                 -----------  -----------  ---------  -----------  ----------
Operations:
     Investment income (loss) - net ...........................  $     (594)      (4,856)     31,100        (448)      (153)
     Net realized gains (losses) on investments ...............    (184,827)      36,066           -    (152,372)       319
     Net change in unrealized appreciation or depreciation
        of investments ........................................    (436,206)   2,444,283           -    (517,717)     2,921
                                                                 ----------   ----------   ---------   ---------     ------

Net increase (decrease) in net assets resulting from operations    (621,627)   2,475,493      31,100    (670,537)     3,087
                                                                 ----------   ----------   ---------   ---------     ------

Policy transactions (notes 3, 4 and 5):
     Policy purchase payments:
        Option 1 ..............................................      38,569        5,390     149,761      34,034     13,328
        Option 2 ..............................................       5,932    4,613,997   2,642,885       5,532         43
        Option 3 ..............................................           -            -           -           -          -
     Policy terminations, withdrawal payments and charges:
        Option 1 ..............................................     (18,421)      (8,412)   (295,217)    (30,053)    (6,236)
        Option 2 ..............................................    (211,936)  (1,031,942)   (657,825)   (185,619)    (6,018)
        Option 3 ..............................................     (75,059)    (715,633)          -    (199,813)         -
                                                                 ----------   ----------   ---------   ---------     ------

Increase (decrease) in net assets from policy transactions ....    (260,915)   2,863,400   1,839,604    (375,919)     1,117
                                                                 ----------   ----------   ---------   ---------     ------

Increase (decrease) in net assets .............................    (882,542)   5,338,893   1,870,704  (1,046,456)     4,204

Net assets at the beginning of year ...........................   2,657,108   21,900,003   2,830,617   7,579,396     35,839
                                                                 ----------   ----------   ---------   ---------     ------
Net assets at the end of year (a) .............................  $1,774,566   27,238,896   4,701,321   6,532,940     40,043
                                                                 ==========   ==========   =========   =========     ======

                                                                   SEGREGATED SUB-ACCOUNTS
                                                                 ---------------------------
                                                                   INDEX           CAPITAL
                                                                    500         APPRECIATION
                                                                 -----------    ------------
Operations:
     Investment income (loss) - net ...........................     (31,684)          (488)
     Net realized gains (losses) on investments ...............    (363,457)      (100,110)
     Net change in unrealized appreciation or depreciation
        of investments ........................................  (4,181,351)        59,517
                                                                 ----------       --------

Net increase (decrease) in net assets resulting from operations  (4,576,492)       (41,081)
                                                                 ----------       --------

Policy transactions (notes 3, 4 and 5):
     Policy purchase payments:
        Option 1 ..............................................   1,394,307         46,848
        Option 2 ..............................................  10,806,256          2,519
        Option 3 ..............................................           -              -
     Policy terminations, withdrawal payments and charges:
        Option 1 ..............................................  (1,200,879)       (25,704)
        Option 2 ..............................................  (2,079,210)      (137,472)
        Option 3 ..............................................    (324,836)             -
                                                                 ----------       --------

Increase (decrease) in net assets from policy transactions ....   8,595,638       (113,809)
                                                                 ----------       --------

Increase (decrease) in net assets .............................   4,019,146       (154,890)

Net assets at the beginning of year ...........................  19,147,085        246,016
                                                                 ----------       --------

Net assets at the end of year (a) .............................  23,166,231         91,126
                                                                 ==========       ========

(a) See footnote 1 for an explanation of the Fund merger transactions occurring in 2003.

                 MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                       STATEMENTS OF CHANGES IN NET ASSETS
                          YEAR ENDED DECEMBER 31, 2002

                                                                                         SEGREGATED SUB-ACCOUNTS
                                                                    --------------------------------------------------------------
                                                                                                MATURING    MATURING     MATURING
                                                                                     SMALL     GOVERNMENT  GOVERNMENT   GOVERNMENT
                                                                    INTERNATIONAL   COMPANY       BOND        BOND         BOND
                                                                        STOCK        GROWTH     2002(a)       2006         2010
                                                                    -------------  ----------  ----------  ----------   ----------
Operations:
     Investment income (loss) - net ..............................    $    (571)        (552)         75          (8)         (19)
     Net realized gains (losses) on investments ..................      (45,470)     (76,394)        116           -          582
     Net change in unrealized appreciation or depreciation
        of investments ...........................................       21,964       29,756         (58)        201          225
                                                                      ---------    ---------   ---------   ---------    ---------
Net increase (decrease) in net assets resulting from operations ..      (24,077)     (47,190)        133         193          788
                                                                      ---------    ---------   ---------   ---------    ---------

Policy transactions (notes 3, 4 and 5):
     Policy purchase payments:
        Option 1 .................................................       32,288       33,902           -           -        1,577
        Option 2 .................................................        2,602        1,582           -           -           29
        Option 3 .................................................            -            -           -           -            -
     Policy terminations, withdrawal payments and charges:
        Option 1 .................................................      (19,023)     (20,217)     (1,555)          -       (1,275)
        Option 2 .................................................     (151,486)    (180,666)          -           -      (10,971)
        Option 3 .................................................            -            -           -           -            -
                                                                      ---------    ---------   ---------   ---------    ---------

Increase (decrease) in net assets from policy transactions .......     (135,619)    (165,399)     (1,555)          -      (10,640)
                                                                      ---------    ---------   ---------   ---------    ---------

Increase (decrease) in net assets ................................     (159,696)    (212,589)     (1,422)        193       (9,852)

Net assets at the beginning of year ..............................      257,706      309,724       1,422       1,563       14,319
                                                                      ---------    ---------   ---------   ---------    ---------

Net assets at the end of year (b) ................................    $  98,010       97,135           -       1,756        4,467
                                                                      =========    =========   =========   =========    =========
                                                                    SEGREGATED SUB-ACCOUNTS
                                                                    -----------------------
                                                                                   SMALL
                                                                      VALUE       COMPANY
                                                                      STOCK        VALUE
                                                                    ----------   ----------
Operations:
     Investment income (loss) - net ..............................       (388)        (223)
     Net realized gains (losses) on investments ..................    (15,590)       3,061
     Net change in unrealized appreciation or depreciation
        of investments ...........................................        (28)     (12,729)
                                                                    ---------    ---------
Net increase (decrease) in net assets resulting from operations ..    (16,006)      (9,891)
                                                                    ---------    ---------

Policy transactions (notes 3, 4 and 5):
     Policy purchase payments:
        Option 1 .................................................     25,321       29,440
        Option 2 .................................................     15,022          250
        Option 3 .................................................          -            -
     Policy terminations, withdrawal payments and charges:
        Option 1 .................................................    (20,903)     (18,384)
        Option 2 .................................................    (84,453)     (13,647)
        Option 3 .................................................          -            -
                                                                    ---------    ---------

Increase (decrease) in net assets from policy transactions .......    (65,013)      (2,341)
                                                                    ---------    ---------

Increase (decrease) in net assets ................................    (81,019)     (12,232)

Net assets at the beginning of year ..............................    170,274       57,105
                                                                    ---------    ---------

Net assets at the end of year (b) ................................     89,255       44,873
                                                                    =========    =========

(a) For the period January 1, 2002 to September 20, 2002. Pursuant to the terms of the prospectus, the Maturing Government Bond 2002 sub-account made a liquidating distribution and ceased operations on September 20, 2002.

(b) See footnote 1 for an explanation of the Fund merger transactions occurring in 2003.

                 MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                       STATEMENTS OF CHANGES IN NET ASSETS
                          YEAR ENDED DECEMBER 31, 2002

                                                                                    SEGREGATED SUB-ACCOUNTS
                                                                  -----------------------------------------------------
                                                                    GLOBAL       INDEX 400     MACRO-CAP     MICRO-CAP
                                                                     BOND         MID-CAP        VALUE        GROWTH
                                                                  -----------   -----------   -----------   -----------
Operations:
     Investment income (loss) - net ............................  $      (15)       (5,166)          (42)         (216)
     Net realized gains (losses) on investments ................          26      (109,043)         (822)      (26,272)
     Net change in unrealized appreciation or depreciation
        of investments .........................................       1,004      (977,865)       (2,006)       (3,339)
                                                                  ----------    ----------    ----------    ----------

Net increase (decrease) in net assets resulting from operations.       1,015    (1,092,074)       (2,870)      (29,827)
                                                                  ----------    ----------    ----------    ----------

Policy transactions (notes 3, 4 and 5):
     Policy purchase payments:
        Option 1 ...............................................       2,157        19,948         4,677        13,365
        Option 2 ...............................................          15     5,528,262            12         1,348
        Option 3 ...............................................           -             -             -             -
        Option 4 ...............................................           -             -             -             -
     Policy terminations, withdrawal payments and charges:
        Option 1 ...............................................        (495)      (13,710)       (3,432)       (6,485)
        Option 2 ...............................................        (345)   (1,072,548)         (261)      (84,819)
        Option 3 ...............................................           -      (155,807)            -             -
        Option 4 ...............................................           -             -             -             -
                                                                  ----------    ----------    ----------    ----------

Increase (decrease) in net assets from policy transactions .....       1,332     4,306,145           996       (76,591)
                                                                  ----------    ----------    ----------    ----------

Increase (decrease) in net assets ..............................       2,347     3,214,071        (1,874)     (106,418)

Net assets at the beginning of period ..........................       5,341     4,429,031        10,215       140,595
                                                                  ----------    ----------    ----------    ----------

Net assets at the end of period (a) ............................  $    7,688     7,643,102         8,341        34,177
                                                                  ==========    ==========    ==========    ==========

                                                                           SEGREGATED SUB-ACCOUNTS
                                                                  -----------------------------------------
                                                                   REAL ESTATE   FIDELITY VIP  FIDELITY VIP
                                                                  SECURITIES(b)  MONEY MARKET  HIGH INCOME
                                                                  -------------  ------------  ------------
Operations:
     Investment income (loss) - net ............................          (10)         6,404        46,432
     Net realized gains (losses) on investments ................            8              -       (82,327)
     Net change in unrealized appreciation or depreciation
        of investments .........................................          111              -       102,817
                                                                   ----------     ----------    ----------

Net increase (decrease) in net assets resulting from operations.          109          6,404        66,922
                                                                   ----------     ----------    ----------

Policy transactions (notes 3, 4 and 5):
     Policy purchase payments:
        Option 1 ...............................................        5,101              -          (994)
        Option 2 ...............................................          500        437,674       238,223
        Option 3 ...............................................          504              -             -
        Option 4 ...............................................          500              -             -
     Policy terminations, withdrawal payments and charges:
        Option 1 ...............................................         (270)             -        (1,679)
        Option 2 ...............................................            -       (404,507)     (242,970)
        Option 3 ...............................................            -              -             -
        Option 4 ...............................................            -              -             -
                                                                   ----------     ----------    ----------

Increase (decrease) in net assets from policy transactions .....        6,335         33,167        (7,420)
                                                                   ----------     ----------    ----------

Increase (decrease) in net assets ..............................        6,444         39,571        59,502

Net assets at the beginning of period ..........................            -        410,990       509,736
                                                                   ----------     ----------    ----------

Net assets at the end of period (a) ............................        6,444        450,561       569,238
                                                                   ==========     ==========    ==========

(a) See footnote 1 for an explanation of the Fund merger transactions occurring in 2003.

(b) For the period from May 1, 2002, commencement of operations to December 31, 2002.

                 MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                       STATEMENTS OF CHANGES IN NET ASSETS
                          YEAR ENDED DECEMBER 31, 2002

                                                                                          SEGREGATED SUB-ACCOUNTS
                                                                         --------------------------------------------------------
                                                                                                                     FIDELITY VIP
                                                                          FIDELITY VIP   FIDELITY VIP  FIDELITY VIP   INVESTMENT
                                                                         EQUITY- INCOME     GROWTH       OVERSEAS     GRADE BOND
                                                                         --------------  ------------  ------------  ------------
Operations:
     Investment income (loss) - net ...................................  $       13,308          (288)        9,996        11,191
     Net realized gains (losses) on investments .......................         (30,275)     (734,657)     (319,237)        8,669
     Net change in unrealized appreciation or depreciation
        of investments ................................................        (134,609)     (710,198)     (131,350)       19,761
                                                                         --------------  ------------  ------------  ------------

Net increase (decrease) in net assets resulting from operations .......        (151,576)   (1,445,143)     (440,591)       39,621
                                                                         --------------  ------------  ------------  ------------

Policy transactions (notes 3, 4 and 5):
     Policy purchase payments:
        Option 1.......................................................          33,970             -             -             -
        Option 2.......................................................         320,799     1,901,775       915,501       358,065
        Option 3.......................................................               -             -             -             -
     Policy terminations, withdrawal payments and charges:
        Option 1.......................................................         (18,978)            -             -             -
        Option 2.......................................................        (585,363)   (1,557,566)     (681,366)     (246,689)
        Option 3.......................................................               -             -             -             -
                                                                         --------------  ------------  ------------  ------------

Increase (decrease) in net assets from policy transactions ............        (249,572)      344,209       234,135       111,376
                                                                         --------------  ------------  ------------  ------------

Increase (decrease) in net assets .....................................        (401,148)   (1,100,934)     (206,456)      150,997

Net assets at the beginning of year ...................................       1,304,501     4,650,274     2,034,947       416,218
                                                                         --------------  ------------  ------------  ------------

Net assets at the end of year (a)  ....................................  $      903,353     3,549,340     1,828,491       567,215
                                                                         ==============  ============  ============  ============

                                                                                   SEGREGATED SUB-ACCOUNTS
                                                                         ----------------------------------------
                                                                         FIDELITY VIP
                                                                            ASSET      FIDELITY VIP  FIDELITY VIP
                                                                           MANAGER       INDEX 500    CONTRAFUND
                                                                         ------------  ------------  ------------
Operations:
     Investment income (loss) - net ...................................        12,293        13,847       16,968
     Net realized gains (losses) on investments .......................       (21,993)     (162,154)     (233,550)
     Net change in unrealized appreciation or depreciation
        of investments ................................................       (23,008)     (208,608)      (68,992)
                                                                         ------------  ------------  ------------

Net increase (decrease) in net assets resulting from operations .......       (32,708)     (356,915)     (285,574)
                                                                         ------------  ------------  ------------

Policy transactions (notes 3, 4 and 5):
     Policy purchase payments:
        Option 1.......................................................             -             -        33,120
        Option 2.......................................................       150,414       766,850     1,367,787
        Option 3.......................................................             -             -             -
     Policy terminations, withdrawal payments and charges:
        Option 1.......................................................             -             -       (22,392)
        Option 2.......................................................      (137,964)     (600,049)   (1,528,878)
        Option 3.......................................................             -             -             -
                                                                         ------------  ------------  ------------

Increase (decrease) in net assets from policy transactions ............        12,450       166,801      (150,363)
                                                                         ------------  ------------  ------------

Increase (decrease) in net assets .....................................       (20,258)     (190,114)     (435,937)

Net assets at the beginning of year ...................................       378,800     1,499,498     3,429,625
                                                                         ------------  ------------  ------------

Net assets at the end of year (a)  ....................................       358,542     1,309,384     2,993,688
                                                                         ============  ============  ============

(a) See footnote 1 for an explanation of the Fund merger transactions occurring in 2003.

                 MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                       STATEMENTS OF CHANGES IN NET ASSETS
                          YEAR ENDED DECEMBER 31, 2002

                                                                                          SEGREGATED SUB-ACCOUNTS
                                                                         ---------------------------------------------------------
                                                                          FIDELITY VIP                  FIDELITY VIP  FIDELITY VIP
                                                                              ASSET      FIDELITY VIP      GROWTH       GROWTH &
                                                                         MANAGER GROWTH    BALANCED    OPPORTUNITIES     INCOME
                                                                         --------------  ------------  -------------  ------------
Operations:
     Investment income (loss) - net ...................................  $       20,001         4,827          6,811         8,754
     Net realized gains (losses) on investments .......................         (94,577)      (11,115)      (125,089)      (84,463)
     Net change in unrealized appreciation or depreciation
        of investments ................................................         (64,786)      (11,892)      (101,787)      (81,533)
                                                                         --------------  ------------  -------------  ------------
Net increase (decrease) in net assets resulting from operations .......        (139,362)      (18,180)      (220,065)     (157,242)
                                                                         --------------  ------------  -------------  ------------
Policy transactions (notes 3, 4 and 5):
     Policy purchase payments:
        Option 1.......................................................               -             -              -             -
        Option 2.......................................................         329,110       148,101        542,099       475,460
        Option 3.......................................................               -             -              -             -
     Policy terminations, withdrawal payments and charges:
        Option 1.......................................................               -             -              -             -
        Option 2.......................................................        (340,050)     (117,597)      (455,672)    (459,438)
        Option 3.......................................................               -             -              -             -
                                                                         --------------  ------------  -------------  ------------

Increase (decrease) in net assets from policy transactions ............         (10,940)       30,504         86,427        16,022
                                                                         --------------  ------------  -------------  ------------

Increase (decrease) in net assets .....................................        (150,302)       12,324       (133,638)     (141,220)

Net assets at the beginning of year ...................................         877,863       190,288        985,894       913,513
                                                                         --------------  ------------  -------------  ------------

Net assets at the end of year (a) .....................................  $      727,561       202,612        852,256       772,293
                                                                         ==============  ============  =============  ============

                                                                                   SEGREGATED SUB-ACCOUNTS
                                                                         -------------------------------------------
                                                                                        FIDELITY VIP    FIDELITY VIP
                                                                         FIDELITY VIP  DYNAMIC CAPITAL   AGGRESSIVE
                                                                            MID-CAP     APPRECIATION       GROWTH
                                                                         ------------  ---------------  ------------
Operations:
     Investment income (loss) - net ...................................        24,051               (1)         (155)
     Net realized gains (losses) on investments .......................        41,354           (1,103)       (5,501)
     Net change in unrealized appreciation or depreciation
        of investments ................................................      (426,583)            (550)      (13,686)
                                                                         ------------  ---------------  ------------
Net increase (decrease) in net assets resulting from operations .......      (361,178)          (1,654)      (19,342)
                                                                         ------------  ---------------  ------------
Policy transactions (notes 3, 4 and 5):
     Policy purchase payments:
        Option 1.......................................................             -                -             -
        Option 2.......................................................     1,212,665           36,327        94,858
        Option 3.......................................................             -                -             -
     Policy terminations, withdrawal payments and charges:
        Option 1.......................................................             -                -             -
        Option 2.......................................................    (1,262,738)         (17,721)      (29,304)
        Option 3.......................................................             -                -             -
                                                                         ------------  ---------------  ------------

Increase (decrease) in net assets from policy transactions ............       (50,073)          18,606        65,554
                                                                         ------------  ---------------  ------------

Increase (decrease) in net assets .....................................      (411,251)          16,952        46,212

Net assets at the beginning of year ...................................     3,714,117           12,265        29,162
                                                                         ------------  ---------------  ------------

Net assets at the end of year (a) .....................................     3,302,866           29,217        75,374
                                                                         ============  ===============  ============

(a) See footnote 1 for an explanation of the Fund merger transactions occurring in 2003.

\
                              MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                                   STATEMENTS OF CHANGES IN NET ASSETS
                                       YEAR ENDED DECEMBER 31, 2002

                                                                                        SEGREGATED SUB-ACCOUNT
                                                                         ----------------------------------------------------
                                                                         FIDELITY     FIDELITY    JANUS ASPEN    JANUS ASPEN
                                                                           VIP       VIP VALUE      CAPITAL     INTERNATIONAL
                                                                         VALUE(b)  STRATEGIES(b)  APPRECIATION      GROWTH
                                                                         --------  -------------  ------------  -------------
Operations:
     Investment income (loss) - net ...................................  $      4             (5)          (45)           (18)
     Net realized gains (losses) on investments .......................      (281)          (300)      (19,301)       (47,765)
     Net change in unrealized appreciation or depreciation
        of investments ................................................      (817)          (275)       13,891         39,550
                                                                         --------  -------------  ------------  -------------
Net increase (decrease) in net assets resulting from operations .......    (1,094)      (580)           (5,455)        (8,233)
                                                                         --------  -------------  ------------  -------------
Policy transactions (notes 3, 4 and 5):
     Policy purchase payments:
        Option 1.......................................................         -              -        12,908          9,028
        Option 2.......................................................    20,807          7,896           721          1,476
        Option 3.......................................................         -              -             -              -
     Policy terminations, withdrawal payments and charges:
        Option 1.......................................................         -              -        (2,904)        (2,663)
        Option 2.......................................................    (2,697)        (2,184)      (35,924)       (92,805)
        Option 3.......................................................         -              -             -              -
                                                                         --------  -------------  ------------  -------------
Increase (decrease) in net assets from policy transactions ............    18,110          5,712       (25,199)       (84,964)
                                                                         --------  -------------  ------------  -------------

Increase (decrease) in net assets .....................................    17,016          5,132       (30,654)       (93,197)

Net assets at the beginning of period .................................         -              -        59,089        108,415
                                                                         --------  -------------  ------------  -------------

Net assets at the end of period (a) ...................................  $ 17,016          5,132        28,435         15,218
                                                                         ========  =============  ============  =============

(a) See footnote 1 for an explanation of the Fund merger transactions occurring in 2003.

(b) Period from May 1, 2002, commencement of operations, to December 31, 2002.

                 MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2003 AND 2002

(1) ORGANIZATION AND BASIS OF PRESENTATION

The Minnesota Life Variable Universal Life Account (the Account), was established on August 8, 1994 as a segregated asset account of Minnesota Life Insurance Company (Minnesota Life) under Minnesota law and is registered as a unit investment trust under the Investment Company Act of 1940 (as amended). The Account commenced operations on March 8, 1995. The Account currently offers four types of policies, herein referred to as Option 1, 2, 3 and 4, consisting of thirty-nine segregated sub-accounts to which policy owners may allocate their purchase payments and each having a different mortality and expense charge and unit value. The Account charges a mortality and expense risk charge, which varies based on the group-sponsored insurance program under which the policy is issued. The differentiating features of the policies are described in note 3 below.

The assets of each segregated sub-account are held for the exclusive benefit of the group-sponsored variable universal life insurance policy owners and are not chargeable with liabilities arising out of the business conducted by any other account or by Minnesota Life. Variable universal life policy owners allocate their purchase payments to one or more of the thirty-nine segregated sub-accounts. Such payments are then invested in shares of the Advantus Series Fund, Inc., Fidelity Variable Insurance Products Funds, Janus Aspen Series or Waddell & Reed Target Funds, Inc. (collectively, the Underlying Funds). Each of the Underlying Funds is registered under the Investment Company Act of 1940 (as amended) as a diversified (except Advantus International Bond Portfolio which is non-diversified), open-end management investment company.

On September 22, 2003, the Advantus Series Fund, Inc. and Waddell & Reed Target Funds, Inc. completed a tax free exchange where the shares of the Advantus Growth and Advantus Capital Appreciation Portfolios were combined into Waddell & Reed Growth, and the Advantus Asset Allocation, Advantus International Stock, Advantus Value Stock, Advantus Small Company Value, Advantus Macro-Cap Value and Advantus Micro-Cap Value were exchanged for shares of Waddell & Reed Balanced, Waddell & Reed International II, Waddell & Reed Value, Waddell & Reed Small-Cap Growth, Waddell & Reed Core Equity and Waddell & Reed Micro-Cap Value Portfolios, respectively.

Payments allocated to Advantus Bond, Advantus Money Market, Advantus Mortgage Securities, Advantus Index 500, Advantus Maturing Government Bond 2006, Advantus Maturing Government Bond 2010, Advantus International Bond, Advantus Index 400 Mid-Cap, Advantus Real Estate Securities, Fidelity VIP Money Market, Fidelity VIP High Income, Fidelity VIP Equity-Income, Fidelity VIP Growth, Fidelity VIP Overseas, Fidelity VIP Investment Grade Bond, Fidelity VIP Asset Manager, Fidelity VIP Index 500, Fidelity VIP Contrafund, Fidelity VIP Asset Manager Growth, Fidelity VIP Balanced, Fidelity VIP Growth Opportunities, Fidelity VIP Growth & Income, Fidelity VIP Mid Cap, Fidelity VIP Dynamic Capital Appreciation, Fidelity VIP Aggressive Growth, Fidelity VIP Value, Fidelity VIP Value Strategies, Fidelity VIP Growth Stock, Fidelity VIP Real Estate, Janus Aspen Capital Appreciation, Janus Aspen International Growth, Waddell & Reed Growth (formerly Advantus Growth and Advantus Capital Appreciation), Waddell & Reed Core Equity (formerly Advantus Macro-Cap Value), Waddell & Reed Small Cap Growth (formerly Advantus Small Company Growth), Waddell & Reed Balanced (formerly Advantus Asset Allocation) Waddell & Reed International II (formerly Advantus International Stock), Waddell & Reed Micro-Cap Growth (formerly Advantus Micro-Cap Growth), Waddell & Reed Small Cap Value (formerly Advantus Small Company Value) and Waddell & Reed Value (formerly Advantus Value Stock) segregated sub-accounts are invested in shares of the Bond, Money Market, Mortgage Securities, Index 500, Maturing Government Bond 2006, Maturing Government Bond 2010, International Bond, Index 400 Mid-Cap, and Real Estate Securities Portfolios of the Advantus Series Fund, Inc., VIP Money Market Portfolio, VIP High Income Portfolio, VIP Equity Income Portfolio, VIP Growth Portfolio, VIP Overseas Portfolio, VIP Investment Grade Bond Portfolio, VIP Asset Manager Portfolio, VIP Index 500 Portfolio, VIP Contrafund Portfolio, VIP Asset Manager Growth Portfolio, VIP Balanced Portfolio, VIP Growth Opportunities Portfolio, VIP Growth & Income Portfolio, VIP Mid Cap Portfolio, VIP Dynamic Capital Appreciation Portfolio, VIP Aggressive Growth Portfolio, VIP Value Portfolio, VIP Value Strategies Portfolio, VIP Growth Stock Portfolio and VIP Real Estate Portfolio of the Fidelity Variable Insurance Products Funds, Capital Appreciation and International Growth Portfolios of the Janus Aspen Series and Waddell & Reed Growth (formerly Advantus Growth and Advantus Capital Appreciation), Waddell & Reed Core Equity (formerly Advantus Macro-Cap Value), Waddell & Reed Small Cap Growth (formerly Advantus Small Company Growth), Waddell & Reed Balanced (formerly Advantus Asset Allocation), Waddell & Reed International II (formerly Advantus International Stock), Waddell & Reed Micro-Cap Growth (formerly Advantus Micro-Cap Growth), Waddell & Reed Small Cap Value (formerly Advantus Small Company Value) and Waddell & Reed Value (formerly Advantus Value Stock) Portfolios of the Waddell & Reed Target Funds, Inc., respectively.

Securian Financial Services, Inc. (Securian) acts as the underwriter for the Account. Advantus Capital Management, Inc. (Advantus) acts as the investment adviser for the Advantus Series Fund, Inc. Both Securian and Advantus are affiliate companies of Minnesota Life.

                 MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2003 AND 2002

(2)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     USE OF ESTIMATES

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts in the financial statements and disclosure of contingent assets and liabilities. Actual results could differ from those estimates.

     INVESTMENTS IN UNDERLYING FUNDS

     Investments in shares of the Underlying Funds are stated at market value which is the net asset value per share as determined daily by each Underlying Fund. Investment transactions are recorded on a trade date basis. Effective January 1, 2003, the cost of investments sold is determined on the FIFO basis. Prior to January 1, 2003, the cost of investments sold was determined on the average cost method. The financial statement impact of this change in determining the cost of investments sold does not change the net assets of the sub-account and is limited to classification changes between realized and unrealized gains and losses. Management has determined that the reclassification amounts were not material. All dividend distributions received from the Underlying Funds are reinvested in additional shares of the Underlying Funds and are recorded by the sub-accounts on the ex-dividend date. The Advantus Series Fund, Inc. Portfolios may utilize consent dividends to effectively distribute income for income tax purposes. The Account "consents" to treat these amounts as dividend income for tax purposes although they are not paid by the Underlying Funds. Therefore, no dividend income is recorded in the statements of operations related to such consent dividends.

     FEDERAL INCOME TAXES

     The Account is treated as part of Minnesota Life for federal income tax purposes. Under current interpretation of existing federal income tax law, no income taxes are payable on investment income or capital gain distributions received by the Account from the Underlying Funds. Any applicable taxes will be the responsibility of the contract holders or beneficiaries upon termination or withdrawal.

(3)  EXPENSES AND RELATED PARTY TRANSACTIONS

     EXPENSES AND RELATED PARTY TRANSACTIONS - OPTION 1:

     The mortality and expense charge paid to Minnesota Life is computed daily and is equal, on an annual basis, to 0.50 percent of the average daily net assets of the Account. This charge is an expense of the Account and is deducted daily from net assets of the Account. This is charged through the daily unit value calculation.

     Policy purchase payments are reflected net of the following charges paid to Minnesota Life:

          A sales load of up to 5.00 percent is deducted from each premium payment. The total sales charges deducted from premium payments for the years ended December 31, 2003 and 2002 amounted to $53,960 and $63,292, respectively.

          A premium tax charge in the amount of 0.75 to 4.00 percent is deducted from each premium payment. Premium taxes are paid to state and local governments. Total premium tax charges deducted from premium payments for the years ended December 31, 2003 and 2002 amounted to $51,185 and $56,477, respectively.

                 MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2003 AND 2002

(3)  EXPENSES AND RELATED PARTY TRANSACTIONS - CONTINUED

     EXPENSES AND RELATED PARTY TRANSACTIONS - OPTION 1 - CONTINUED:

          A federal tax charge of up to 0.35 percent for group-sponsored policies and up to 1.25 percent for an individual policy is deducted from each premium payment. The federal tax charge is paid to offset additional corporate federal income taxes incurred by Minnesota Life under the Omnibus Budget Reconciliation Act of 1990. Total federal tax charges for the years ended December 31, 2003 and 2002 amounted to $7,719 and $8,469, respectively.

     In addition to deductions from premium payments, an administration charge, a partial surrender charge, a cost of insurance charge and a charge for additional benefits provided by rider, which is an optional benefit available for additional cost, subject to age and contract, if any, are assessed from the actual cash value of each policy. These charges are paid by redeeming units of the Account held by the policy owner. The administration charge varies based upon the number of eligible members in a group-sponsored program and ranges from $1 to $4 per month. The partial surrender charge is to cover administrative costs incurred by Minnesota Life. The amount of the partial surrender charge is the lesser of $25 or two percent of the amount withdrawn. See the table below for these charges.

     The cost of insurance charge varies with the amount of insurance, the insured's age, rate class of the insured and gender mix of the group-sponsored contract.

     To the extent the Account invests in the Advantus Series Fund, Inc., the Account indirectly incurs management fees that are payable to Advantus. The advisory fee agreement provides for payments ranging from 0.15% to 0.60% of average daily net assets. In addition, the Advantus Series Fund, Inc. has adopted a Rule 12b-1 distribution plan covering all its portfolios except the Maturing Government Bond Portfolios. Under the plan, the Advantus Series Fund, Inc. pays distribution fees equal to 0.25% of average daily net assets to Securian. The Advantus Series Fund, Inc. also pays an administrative services fee to Minnesota Life. In addition, each Portfolio pays an annual fee equal to 0.02% of net assets to State Street, Inc. for daily fund accounting services.

     The total cash value charges for the years ended December 31, 2003 and 2002 for each segregated sub-account are as follows:

                                                        2003          2002
                                                     ----------    ----------
Advantus Bond ...................................    $    2,376    $    1,793
Advantus Money Market ...........................       117,948        95,996
Advantus Mortgage Securities ....................         4,622         4,054
Advantus Index 500 ..............................       206,456       183,151
Advantus Maturing Government Bond 2010...........         1,478         1,129
Advantus International Bond......................           910           433
Advantus Index 400 Mid-Cap.......................         7,013         6,129
Advantus Real Estate Securities..................             -         1,721
Fidelity VIP High Income.........................         1,838        11,349
Fidelity VIP Equity Income.......................        13,553           230
Fidelity VIP Contrafund..........................        13,754        13,117
Janus Aspen Capital Appreciation.................         3,210         1,721
Janus Aspen International Growth.................         2,241         1,624
Waddell & Reed Growth............................        28,706        28,051
Waddell & Reed Core Equity.......................         1,534         1,727
Waddell & Reed Small Cap Growth..................        16,658        13,981
Waddell & Reed Balanced..........................        24,237        20,359
Waddell & Reed International II..................        10,786        10,333
Waddell & Reed Micro-Cap Growth..................         4,369         4,347
Waddell & Reed Small Cap Value...................         6,874         6,156
Waddell & Reed Value.............................        12,104        12,032

                 MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2003 AND 2002

(3)  EXPENSES AND RELATED PARTY TRANSACTIONS - CONTINUED

     EXPENSES AND RELATED PARTY TRANSACTIONS - OPTION 2:

     The mortality and expense charge paid to Minnesota Life is computed daily and is equal, on an annual basis, to 0.25 percent of the average daily net assets of the Account. This charge is an expense of the Account and is deducted daily from net assets of the Account. This is charged through the daily unit value calculation.

     Policy purchase payments are reflected net of the following charges paid to Minnesota Life:

          A premium tax charge in the amount of 0.75 to 4.00 percent is deducted from each premium payment. Premium taxes are paid to state and local governments. Total premium tax charges deducted from premium payments for the years ended December 31, 2003 and 2002 amounted to $232,049 and $147,224, respectively.

          A federal tax charge of up to 0.35 percent for group-sponsored policies and up to 1.25 percent for an individual policy is deducted from each premium payment. The federal tax charge is paid to offset additional corporate federal income taxes incurred by Minnesota Life under the Omnibus Budget Reconciliation Act of 1990. Total federal tax charges for the years ended December 31, 2003 and 2002 amounted to $49,044 and $38,424, respectively.

     In addition to deductions from premium payments, an administration charge, a partial surrender charge, a cost of insurance charge and a charge for additional benefits provided by rider, which is an optional benefit available for additional cost, subject to age and contract, if any, are assessed from the actual cash value of each policy. These charges are paid by redeeming units of the Account held by the policy owner. The administration charge varies based upon the number of eligible members in a group-sponsored program and ranges from $1 to $4 per month. The partial surrender charge is to cover administrative costs incurred by Minnesota Life. The amount of the partial surrender charge is the lesser of $25 or two percent of the amount withdrawn. See the table below for these charges.

     The cost of insurance charge varies with the amount of insurance, the insured's age, rate class of the insured and gender mix of the group-sponsored contract.

     To the extent the Account invests in the Advantus Series Fund, Inc., the Account indirectly incurs management fees that are payable to Advantus. The advisory fee agreement provides for payments ranging from 0.15% to 0.60% of average daily net assets. In addition, the Advantus Series Fund, Inc. has adopted a Rule 12b-1 distribution plan covering all its portfolios except the Maturing Government Bond Portfolios. Under the plan, the Advantus Series Fund, Inc. pays distribution fees equal to 0.25% of average daily net assets to Securian. The Advantus Series Fund, Inc. also pays an administrative services fee to Minnesota Life. In addition, each Portfolio pays an annual fee equal to 0.02% of net assets to State Street, Inc. for daily fund accounting services.

                 MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          Notes to Financial Statements
                           December 31, 2003 and 2002

(3)  EXPENSES AND RELATED PARTY TRANSACTIONS - OPTION 2 - CONTINUED

     The total cash value charges for the years ended December 31, 2003 and 2002 for each segregated sub-account are as follows:

                                                                  2003          2002
                                                               ----------    ----------
Advantus Bond .............................................    $  625,005    $  286,788
Advantus Money Market .....................................       325,454       153,224
Advantus Mortgage Securities ..............................            20            18
Advantus Index 500 ........................................     1,102,170       501,332
Advantus Maturing Government Bond 2010.....................             -             8
Advantus International Bond................................            11             -
Advantus Index 400 Mid-Cap.................................       766,511       336,256
Advantus Real Estate Securities............................            16             -
Fidelity VIP Money Market..................................       261,353       230,375
Fidelity VIP High Income...................................       135,637       123,357
Fidelity VIP Equity Income.................................       165,612       162,102
Fidelity VIP Growth........................................     1,106,192     1,087,656
Fidelity VIP Overseas......................................       400,262       400,299
Fidelity VIP Investment Grade Bond.........................        92,259        73,909
Fidelity VIP Asset Manager.................................       100,790        90,475
Fidelity VIP Index 500.....................................       445,983       437,388
Fidelity VIP Contrafund....................................       859,590       818,912
Fidelity VIP Asset Manager Growth..........................       219,502       226,888
Fidelity VIP Balanced......................................        93,367        85,557
Fidelity VIP Growth Opportunities..........................       339,287       330,995
Fidelity VIP Growth & Income...............................       333,581       332,989
Fidelity VIP Mid Cap.......................................       682,382       660,613
Fidelity VIP Dynamic Capital Appreciation..................         6,557         4,123
Fidelity VIP Aggressive Growth.............................        14,243         8,438
Fidelity VIP Value.........................................         3,334           223
Fidelity VIP Value Strategies..............................         4,339             -
Fidelity VIP Growth Stock..................................           368             -
Fidelity VIP Real Estate...................................         1,103             -
Janus Aspen Capital Appreciation...........................            39            33
Janus Aspen International Growth...........................             7             -
Waddell & Reed Growth......................................         1,407         1,428
Waddell & Reed Small Cap Growth............................           576           501
Waddell & Reed Balanced....................................           561           507
Waddell & Reed International II............................           232           208
Waddell & Reed Micro-Cap Growth............................           113            78
Waddell & Reed Small Cap Value.............................            69            71
Waddell & Reed Value.......................................         3,517         2,714

                 MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2003 AND 2002

(3) EXPENSES AND RELATED PARTY TRANSACTIONS - CONTINUED

    EXPENSES AND RELATED PARTY TRANSACTIONS - OPTION 3:

    There is no mortality and expense charge on option 3 policies.

    Policy purchase payments are reflected net of the following charges paid to Minnesota Life:

         A premium tax charge in the amount of 0.75 to 4.00 percent is deducted from each premium payment. Premium taxes are paid to state and local governments. Total premium tax charges deducted from premium payments for the years ended December 31, 2003 and 2002 amounted to $27,091 and $0, respectively.

         A federal tax charge of up to 0.35 percent for group-sponsored policies and up to 1.25 percent for an individual policy is deducted from each premium payment. The federal tax charge is paid to offset additional corporate federal income taxes incurred by Minnesota Life under the Omnibus Budget Reconciliation Act of 1990. Total federal tax charges for the years ended December 31, 2003 and 2002 amounted to $19,932 and $0, respectively.

    In addition to deductions from premium payments, an administration charge, a partial surrender charge, a cost of insurance charge and a charge for additional benefits provided by rider, which is an optional benefit available for additional cost, subject to age and contract, if any, are assessed from the actual cash value of each policy. These charges are paid by redeeming units of the Account held by the policy owner. The administration charge varies based upon the number of eligible members in a group-sponsored program and ranges from $1 to $4 per month. The partial surrender charge is to cover administrative costs incurred by Minnesota Life. The amount of the partial surrender charge is the lesser of $25 or two percent of the amount withdrawn. See the table below for these charges.

    The cost of insurance charge varies with the amount of insurance, the insured's age, rate class of the insured and gender mix of the group-sponsored contract.

    To the extent the Account invests in the Advantus Series Fund, Inc., the Account indirectly incurs management fees that are payable to Advantus. The advisory fee agreement provides for payments ranging from 0.15% to 0.60% of average daily net assets. In addition, the Advantus Series Fund, Inc. has adopted a Rule 12b-1 distribution plan covering all its portfolios except the Maturing Government Bond Portfolios. Under the plan, the Advantus Series Fund, Inc. pays distribution fees equal to 0.25% of average daily net assets to Securian. The Advantus Series Fund, Inc. also pays an administrative services fee to Minnesota Life. In addition, each Portfolio pays an annual fee equal to 0.02% of net assets to State Street, Inc. for daily fund accounting services.

    The total cash value charges for the years ended December 31, 2003 and 2002, for the segregated sub-accounts are as follows:

                                                         2003             2002
                                                         ----             ----
Advantus Bond ...................................      $380,588         $312,604
Advantus Money Market ...........................        46,079                -
Advantus Index 500 ..............................       218,659          188,204
Advantus Index 400 Mid-Cap ......................       169,564          141,203
Waddell & Reed Growth ...........................        79,163           68,594
Waddell & Reed Balanced .........................       110,789           94,812

                 MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2003 AND 2002

(3) EXPENSES AND RELATED PARTY TRANSACTIONS - CONTINUED

    EXPENSES AND RELATED PARTY TRANSACTIONS - OPTION 4:

    There is no mortality and expense charge on option 4 policies, however there is a .10% administrative charge.

    Policy purchase payments are reflected net of the following charges paid to Minnesota Life:

         A premium tax charge in the amount of 0.75 to 4.00 percent is deducted from each premium payment. Premium taxes are paid to state and local governments. There were no premium tax charges deducted from premium payments for the years ended December 31, 2003 and 2002.

         A federal tax charge of up to 0.35 percent for group-sponsored policies and up to 1.25 percent for an individual policy is deducted from each premium payment. The federal tax charge is paid to offset additional corporate federal income taxes incurred by Minnesota Life under the Omnibus Budget Reconciliation Act of 1990. There were no federal tax charges for the years ended December 31, 2003 and 2002.

    In addition to deductions from premium payments, an administration charge, a partial surrender charge, a cost of insurance charge and a charge for additional benefits provided by rider, which is an optional benefit available for additional cost, subject to age and contract, if any, are assessed from the actual cash value of each policy. These charges are paid by redeeming units of the Account held by the policy owner. The administration charge varies based upon the number of eligible members in a group-sponsored program and ranges from $1 to $4 per month. The partial surrender charge is to cover administrative costs incurred by Minnesota Life. The amount of the partial surrender charge is the lesser of $25 or two percent of the amount withdrawn.

    The cost of insurance charge varies with the amount of insurance, the insured's age, rate class of the insured and gender mix of the group-sponsored contract.

    To the extent the Account invests in the Advantus Series Fund, Inc., the Account indirectly incurs management fees that are payable to Advantus. The advisory fee agreement provides for payments ranging from 0.15% to 0.60% of average daily net assets. In addition, the Advantus Series Fund, Inc. has adopted a Rule 12b-1 distribution plan covering all its portfolios except the Maturing Government Bond Portfolios. Under the plan, the Advantus Series Fund, Inc. pays distribution fees equal to 0.25% of average daily net assets to Securian. The Advantus Series Fund, Inc. also pays an administrative services fee to Minnesota Life. In addition, each Portfolio pays an annual fee equal to 0.02% of net assets to State Street, Inc. for daily fund accounting services.

    There were no cash value charges for the years ended December 31, 2003 and 2002.

                 MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2003 AND 2002

(4)      INVESTMENT TRANSACTIONS

         The Account's purchases of Underlying Funds shares, including reinvestment of dividend distributions, were as follows during the year ended December 31, 2003:

                                                                         2003
                                                                      ----------
Advantus Bond                                                         $1,016,404
Advantus Money Market                                                    847,805
Advantus Mortgage Securities                                              16,293
Advantus Index 500                                                     6,174,049
Advantus Maturing Government Bond 2006                                     1,000
Advantus Maturing Government Bond 2010                                     7,360
Advantus International Bond                                               12,428
Advantus Index 400 Mid-Cap                                             1,548,337
Advantus Real Estate Securities                                            5,394
Fidelity VIP Money Market                                                485,030
Fidelity VIP High Income                                                 560,551
Fidelity VIP Equity Income                                               355,613
Fidelity VIP Growth                                                    1,583,771
Fidelity VIP Overseas                                                    692,614
Fidelity VIP Investment Grade Bond                                       273,227
Fidelity VIP Asset Manager                                               137,152
Fidelity VIP Index 500                                                   686,067
Fidelity VIP Contrafund                                                1,285,584
Fidelity VIP Asset Manager Growth                                        293,073
Fidelity VIP Balanced                                                    171,810
Fidelity VIP Growth Opportunities                                        463,958
Fidelity VIP Growth & Income                                             449,945
Fidelity VIP Mid Cap                                                     991,861
Fidelity VIP Dynamic Capital Appreciation                                 48,155
Fidelity VIP Aggressive Growth                                            73,823
Fidelity VIP Value                                                        61,516
Fidelity VIP Value Strategies                                            111,050
Fidelity VIP Growth Stock                                                 28,055
Fidelity VIP Real Estate                                                  61,358
Janus Aspen Capital Appreciation                                          13,337
Janus Aspen International Growth                                          13,144
Waddell & Reed Growth                                                    206,216
Waddell & Reed Core Equity                                                 7,003
Waddell & Reed Small Cap Growth                                           39,351
Waddell & Reed Balanced                                                   85,161
Waddell & Reed International II                                           37,332
Waddell & Reed Micro-Cap Growth                                           18,122
Waddell & Reed Small Cap Value                                            21,706
Waddell & Reed Value                                                      39,286

                 MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2003 AND 2002

(5) UNIT ACTIVITY FROM POLICY TRANSACTIONS

    Transactions in units for each segregated sub-account for the years ended December 31, 2003 and 2002 were as follows:

                                                               SEGREGATED SUB-ACCOUNTS
                                          ------------------------------------------------------------------
                                                                                                  ADVANTUS
                                                        ADVANTUS       ADVANTUS     ADVANTUS      MATURING
                                           ADVANTUS      MONEY         MORTGAGE       INDEX      GOVERNMENT
                                             BOND        MARKET       SECURITIES       500        BOND 2006
                                          ----------   -----------   -----------   -----------   -----------
Units outstanding at
 December 31, 2001 ...................... 20,483,704     2,140,980        23,481    11,990,449         1,000
        Policy purchase
               payments .................  3,213,121     2,157,027         7,621     9,275,665             -
        Policy terminations, withdrawal
               payments and charges ..... (1,266,449)     (687,258)       (7,397)   (2,377,316)            -
                                          ----------   -----------   -----------   -----------   -----------
Units outstanding at
 December 31, 2002 ...................... 22,430,376     3,610,749        23,705    18,888,798         1,000
        Policy purchase
               payments .................    705,656       658,455         9,529     4,440,926           584
        Policy terminations, withdrawal
               payments and charges ..... (1,173,130)     (696,133)       (4,020)   (1,743,845)            -
                                          ----------   -----------   -----------   -----------   -----------
 Units outstanding at
  December 31, 2003 ..................... 21,962,902     3,573,071        29,214    21,585,879         1,584
                                          ==========   ===========   ===========   ===========   ===========

                 MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2003 AND 2002

(5) UNIT ACTIVITY FROM POLICY TRANSACTIONS - CONTINUED

                                                                    SEGREGATED SUB-ACCOUNTS
                                         -------------------------------------------------------------------------
                                           ADVANTUS                                    ADVANTUS
                                           MATURING        ADVANTUS      ADVANTUS        REAL
                                          GOVERNMENT    INTERNATIONAL    INDEX 400       ESTATE       FIDELITY VIP
                                           BOND 2010         BOND         MID-CAP      SECURITIES     MONEY MARKET
                                         ------------   -------------   -----------   ------------   --------------
Units outstanding at
 December 31, 2001 ....................        10,834           5,293     3,432,132              -          380,158
        Policy purchase
                payments ..............           864           1,968     3,723,930          7,058          371,627
        Policy terminations, withdrawal
                payments and charges ..        (9,374)           (745)     (819,012)          (237)        (341,052)
                                         ------------   -------------   -----------   ------------   --------------
Units outstanding at
 December 31, 2002 ....................         2,324           6,516     6,337,050          6,821          410,733
        Policy purchase
                payments ..............         4,086           9,579     1,063,019          4,732          447,528
        Policy terminations, withdrawal
                payments and charges ..        (2,456)         (2,841)     (805,971)        (5,063)        (441,967)
                                         ------------   -------------   -----------   ------------   --------------
Units outstanding at
 December 31, 2003 ....................         3,954          13,254     6,594,098          6,490          416,294
                                         ============   =============   ===========   ============   ==============

                 MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2003 AND 2002

(5) UNIT ACTIVITY FROM POLICY TRANSACTIONS - CONTINUED

                                                                           SEGREGATED SUB-ACCOUNTS
                                              ------------------------------------------------------------------------------
                                                                                                                FIDELITY VIP
                                               FIDELITY VIP     FIDELITY VIP     FIDELITY VIP    FIDELITY VIP    INVESTMENT
                                                HIGH INCOME     EQUITY INCOME       GROWTH         OVERSEAS      GRADE BOND
                                              --------------   --------------   --------------   ------------  ------------
Units outstanding at
 December 31, 2001 .........................         621,474          857,008        6,319,965      3,001,822       349,527
       Policy purchase
             payments ......................         340,140          301,304        2,991,926      1,423,495       288,222
       Policy terminations, withdrawal
             payments and charges ..........        (288,761)        (443,607)      (2,393,194)    (1,033,469)     (204,989)
                                              --------------   --------------   --------------   ------------  ------------
Units outstanding at
 December 31, 2002 .........................         672,853          714,705        6,918,697      3,391,848       432,760
       Policy purchase
             payments ......................         531,878          247,743        2,741,679      1,126,125       183,373
       Policy terminations, withdrawal
             payments and charges ..........        (367,460)        (247,607)      (2,784,181)    (1,252,629)     (210,895)
                                              --------------   --------------   --------------   ------------  ------------
Units outstanding at
 December 31, 2003 .........................         837,271          714,841        6,876,195      3,265,344       405,238
                                              ==============   ==============   ==============   ============  ============

                 MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2003 AND 2002

(5) UNIT ACTIVITY FROM POLICY TRANSACTIONS - CONTINUED

                                                                     SEGREGATED SUB-ACCOUNTS
                                             --------------------------------------------------------------------------
                                             FIDELITY VIP                                  FIDELITY VIP
                                                ASSET       FIDELITY VIP   FIDELITY VIP       ASSET        FIDELITY VIP
                                               MANAGER        INDEX 500     CONTRAFUND    MANAGER GROWTH     BALANCED
                                             ------------   ------------   ------------   --------------   ------------
Units outstanding at
  December 31, 2001 .......................       404,774      1,823,236      2,150,390        1,045,013        195,621
        Policy purchase
              payments ....................       163,900      1,040,014        875,576          413,490        158,016
        Policy terminations, withdrawal
              payments and charges ........      (147,861)      (810,492)      (951,045)        (430,660)      (124,882)
                                             ------------   ------------   ------------   --------------   ------------
Units outstanding at
  December 31, 2002 .......................       420,813      2,052,758      2,074,921        1,027,843        228,755
        Policy purchase
              payments ....................       136,445        954,793        815,944          357,881        172,104
        Policy terminations, withdrawal
              payments and charges ........      (124,204)      (889,246)      (729,160)        (402,142)      (120,264)
                                             ------------   ------------   ------------   --------------   ------------
 Units outstanding at
   December 31, 2003 ......................       433,054      2,118,305      2,161,705          983,582        280,595
                                             ============   ============   ============   ==============   ============

                 MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2003 AND 2002

(5) UNIT ACTIVITY FROM POLICY TRANSACTIONS - CONTINUED

                                                                     SEGREGATED SUB-ACCOUNTS
                                             ----------------------------------------------------------------------------
                                             FIDELITY VIP   FIDELITY VIP                    FIDELITY VIP     FIDELITY VIP
                                                GROWTH        GROWTH &     FIDELITY VIP   DYNAMIC CAPITAL     AGGRESSIVE
                                             OPPORTUNITIES     INCOME         MID CAP      APPRECIATION         GROWTH
                                             -------------  ------------   ------------   ----------------   ------------
Units outstanding at
 December 31, 2001 ........................     1,282,667        978,238      3,229,670             15,385         34,071
       Policy purchase
             payments .....................       747,952        522,750      1,004,598             46,901        130,410
       Policy terminations, withdrawal
             payments and charges .........      (608,348)      (506,727)    (1,041,434)           (22,759)       (44,531)
                                             ------------   ------------   ------------   ----------------   ------------
Units outstanding at
 December 31, 2002 ........................     1,422,271        994,261      3,192,834             39,527        119,950
       Policy purchase
             payments .....................       690,762        514,532        864,929             59,249        109,342
       Policy terminations, withdrawal
             payments and charges .........      (657,102)      (425,581)      (923,237)           (49,901)       (99,186)
                                             ------------   ------------   ------------   ----------------   ------------
Units outstanding at
 December 31, 2003 ........................     1,455,931      1,083,212      3,134,526             48,875        130,106
                                             ============   ============   ============   ================   ============

                 MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2003 AND 2002

(5) UNIT ACTIVITY FROM POLICY TRANSACTIONS - CONTINUED

                                                                    SEGREGATED SUB-ACCOUNTS
                                            ------------------------------------------------------------------------
                                                           FIDELITY VIP   FIDELITY VIP                     JANUS
                                            FIDELITY VIP       VALUE         GROWTH      FIDELITY VIP   ASPEN CAPITAL
                                               VALUE        STRATEGIES       STOCK        REAL ESTATE   APPRECIATION
                                            ------------   ------------   ------------   ------------   ------------
Units outstanding at
 December 31, 2001 .......................             -              -              -              -         99,715
       Policy purchase
             payments ....................       306,055          6,843              -              -         25,703
       Policy terminations, withdrawal
             payments and charges ........      (285,656)             -              -              -        (66,119)
                                            ------------   ------------   ------------   ------------   ------------
Units outstanding at
 December 31, 2002 .......................        20,399          6,843              -              -         59,299
       Policy purchase
             payments ....................        62,151        111,143         24,597         55,466         26,285
       Policy terminations, withdrawal
             payments and charges ........        (6,615)       (38,974)       (14,878)       (13,654)        (5,589)
                                            ------------   ------------   ------------   ------------   ------------
Units outstanding at
 December 31, 2003 .......................        75,935         79,012          9,719         41,812         79,995
                                            ============   ============   ============   ============   ============

                 MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2003 AND 2002

(5) UNIT ACTIVITY FROM POLICY TRANSACTIONS - CONTINUED

                                                                          SEGREGATED SUB-ACCOUNTS
                                              -------------------------------------------------------------------------------------
                                               JANUS ASPEN                                        WADDELL & REED
                                              INTERNATIONAL    WADDELL & REED   WADDELL & REED      SMALL CAP        WADDELL & REED
                                                 GROWTH          GROWTH (a)     CORE EQUITY (b)     GROWTH (c)        BALANCED (d)
                                              -------------   ---------------   ---------------   --------------     --------------
Units outstanding at
 December 31, 2001 .......................          195,135         3,732,874            10,308        238,514         8,373,850
       Policy purchase
             payments ....................           23,202            64,606             5,567         29,509            25,203
       Policy terminations, withdrawal
             payments and charges ........         (178,604)         (429,568)           (4,137)      (171,321)         (415,413)
                                              -------------   ---------------   ---------------     ----------       -----------
Units outstanding at
 December 31, 2002 .......................           39,733         3,367,912            11,738         96,702         7,983,640
       Policy purchase
             payments ....................           29,985            56,348             9,597         35,751            35,156
       Policy terminations, withdrawal
             payments and charges ........           (4,911)         (169,992)           (2,970)       (21,022)         (271,825)
                                              -------------   ---------------   ---------------     ----------       -----------
Units outstanding at
 December 31, 2003 .......................           64,807         3,254,268            18,365        111,431         7,746,971
                                              =============   ===============   ===============     ==========       ===========

(a) Formerly Advantus International Stock Portfolio. See note 1 for Fund merger transactions during 2003.

(b) Formerly Advantus Micro-Cap Growth Portfolio. See note 1 for Fund merger transactions during 2003.

(c) Formerly Advantus Small Company Value Portfolio. See note 1 for Fund merger transactions during 2003.

(d) Formerly Advantus Value Stock Portfolio. See note 1 for Fund merger transactions during 2003.

                 MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2003 AND 2002

(5) UNIT ACTIVITY FROM POLICY TRANSACTIONS - CONTINUED

                                                          SEGREGATED SUB-ACCOUNTS
                                      -------------------------------------------------------------------------
                                                             WADDELL & REED   WADDELL & REED
                                         WADDELL & REED        MICRO-CAP        SMALL CAP        WADDELL & REED
                                      INTERNATIONAL II (a)     GROWTH (b)       VALUE (c)           VALUE (d)
                                      --------------------   --------------   --------------     --------------
Units outstanding at
 December 31, 2001 ...................         190,010           77,451           44,256            145,165
       Policy purchase
             payments ................          22,679           11,314           25,077             30,719
       Policy terminations, withdrawal
             payments and charges ....        (133,262)         (54,068)         (24,918)           (94,486)
                                              --------         --------         --------            -------
Units outstanding at
 December 31, 2002 ...................          79,427           34,697           44,415             81,398
       Policy purchase
             payments ................          26,897           15,512           19,482             34,840
       Policy terminations, withdrawal
             payments and charges ....         (19,321)          (6,208)         (16,383)           (15,005)
                                              --------         --------         --------            -------
Units outstanding at
 December 31, 2003 ...................          87,003           44,001           47,514            101,233
                                              ========         ========         ========            =======

(a) Formerly Advantus International Stock Portfolio. See note 1 for Fund merger transactions during 2003.

(b) Formerly Advantus Micro-Cap Growth Portfolio. See note 1 for Fund merger transactions during 2003.

(c) Formerly Advantus Small Company Value Portfolio. See note 1 for Fund merger transactions during 2003.

(d) Formerly Advantus Value Stock Portfolio. See note 1 for Fund merger transactions during 2003.

                 MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

(6) FINANCIAL HIGHLIGHTS

                                                     0% VARIABLE ACCOUNT CHARGE**
                                         ------------------------------------------------------------
                                                                                For the year ended
                                                     At December 31                 December 31
                                         ------------------------------------- ----------------------
                                         Accumulation                Units      Investment     Total
                                          Unit Value  Net Assets  Outstanding  Income Ratio* Return***
                                         ------------ ----------  ------------ ------------- ---------
Advantus Bond                      2003      1.24     23,891,830    19,221,865     0.00%         5.35%
                                   2002      1.18     23,307,782    19,756,320     0.00%        10.50%
                                   2001      1.07     21,762,822    20,382,012    10.97%         6.77%
Advantus Money Market              2003      1.21         17,182        14,241     0.50%         0.61%
                                   2002         -              -             -        -             -
                                   2001         -              -             -        -             -
Advantus Index 500                 2003      1.43     13,296,806     9,325,842     0.00%        28.05%
                                   2002      1.11      9,698,417     8,709,761     0.00%       -22.36%
                                   2001      1.43     12,903,617     8,996,566     0.93%       -12.25%
Advantus Index 400 Mid-Cap         2003      1.47      4,514,157     3,073,343     0.00%        34.59%
                                   2002      1.09      3,505,316     3,211,902     0.00%       -15.03%
                                   2001      1.28      4,293,945     3,342,047     0.87%        -1.07%
Advantus Real Estate Securities    2003      1.35            679           504     0.00%        42.21%
                                   2002      0.95            478           504     0.00%        -5.27%
                                   2001         -              -             -        -             -
Waddell & Reed Growth (b)          2003      0.65      1,993,726     3,058,212     0.00%        25.45%
                                   2002      0.52      1,660,934     3,196,084     0.00%       -25.44%
                                   2001      0.70      2,317,886     3,325,563     0.00%       -24.80%
Waddell & Reed Balanced (e)        2003      0.98      7,571,541     7,688,743     0.72%        21.05%
                                   2002      0.81      6,428,506     7,902,527     0.00%        -8.98%
                                   2001      0.89      7,287,146     8,152,804     2.06%       -10.62%

                                                      0.10% VARIABLE ACCOUNT CHARGE**
                                         ------------------------------------------------------------
                                                                                For the year ended
                                                     At December 31                 December 31
                                         ------------------------------------- ----------------------
                                         Accumulation                Units      Investment     Total
                                          Unit Value  Net Assets  Outstanding  Income Ratio* Return***
                                         ------------ ----------  ------------ ------------- ---------
Advantus Real Estate Securities     2003         1.34        673           500         0.00%    42.07%
                                    2002         0.95        473           500         0.00%    -5.33%

                                                      0.25% VARIABLE ACCOUNT CHARGE**
                                         ------------------------------------------------------------
                                                                                For the year ended
                                                     At December 31                 December 31
                                         ------------------------------------- ----------------------
                                         Accumulation                Units      Investment     Total
                                          Unit Value  Net Assets  Outstanding  Income Ratio* Return***
                                         ------------ ----------  ------------ ------------- ---------
Advantus Bond                      2003       1.54     4,208,148     2,724,796      0.00%      5.09%
                                   2002       1.47     3,909,641     2,660,445      0.00%     10.23%
                                   2001       1.33       114,735        86,050     10.55%      7.63%
Advantus Money Market              2003       1.27     2,206,841     1,740,800      0.61%      0.36%
                                   2002       1.26     2,226,592     1,762,775      1.20%      1.03%
                                   2001       1.25       230,251       184,159      3.54%      3.53%
Advantus Mortgage Securities       2003       1.62         4,510         2,778      0.00%      3.89%
                                   2002       1.56         2,032         1,300      0.03%      9.39%
                                   2001       1.43         7,782         5,444     19.88%      8.70%
Advantus Index 500                 2003       1.52    14,459,959     9,500,822      0.00%     27.73%
                                   2002       1.19     9,110,185     7,645,478      0.00%    -22.55%
                                   2001       1.54       944,015       613,573      0.94%    -12.47%
Advantus Maturing Government Bond
 2006                              2003       1.69           990           584      0.00%     69.39%
                                   2002          -             -             -         -          -
                                   2001          -             -             -         -          -
Advantus Maturing Government Bond
2010                               2003       1.51         1,967         1,300      0.00%      2.50%
                                   2002          -             -             -         -          -
Advantus International Bond        2003       1.48         6,414         4,341      0.00%     19.95%
                                   2002          -             -             -         -          -
Advantus Index 400 Mid-Cap         2003       1.78     6,196,321     3,480,913      0.00%     34.25%
                                   2002       1.33     4,098,318     3,090,890      0.00%    -15.25%
                                   2001       1.56        95,343        60,941      0.72%     -1.31%
Advantus Real Estate Securities    2003       1.34         5,781         4,308      0.00%     41.86%
                                   2002       0.95           473           500      0.00%     -5.43%
                                   2001          -             -             -         -          -

                 MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

(6) FINANCIAL HIGHLIGHTS - CONTINUED

                                                     0.25% VARIABLE ACCOUNT CHARGE**
                                         ------------------------------------------------------------
                                                                                For the year ended
                                                     At December 31                 December 31
                                         ------------------------------------- ----------------------
                                         Accumulation                Units      Investment     Total
                                          Unit Value  Net Assets  Outstanding  Income Ratio* Return***
                                         ------------ ----------  ------------ ------------- ---------
Fidelity VIP Money Market          2003       1.11       460,061       416,294        0.99%    0.75%
                                   2002       1.10       450,561       410,733        1.72%    1.47%
                                   2001       1.08       410,990       380,158        3.93%    3.90%
Fidelity VIP High Income           2003       1.07       804,486       754,593        6.40%   26.95%
                                   2002       0.84       498,718       593,840        9.98%    3.19%
                                   2001       0.81       445,875       547,827        0.00%  -11.95%
Fidelity VIP Equity Income         2003       1.63       978,889       601,950        1.75%   30.01%
                                   2002       1.25       767,042       613,207        3.83%  -17.15%
                                   2001       1.51     1,156,138       765,716        0.00%   -5.19%
Fidelity VIP Growth                2003       0.68     4,674,595     6,876,195        0.26%   32.52%
                                   2002       0.51     3,549,340     6,918,697        0.24%  -30.28%
                                   2001       0.74     4,650,274     6,319,965        0.00%  -17.86%
Fidelity VIP Overseas              2003       0.77     2,517,406     3,265,344        0.81%   43.01%
                                   2002       0.54     1,828,491     3,391,848        0.75%  -20.48%
                                   2001       0.68     2,034,947     3,001,822        0.00%  -21.36%
Fidelity VIP Investment Grade Bond 2003       1.38       557,387       405,238        3.65%    4.94%
                                   2002       1.31       567,215       432,760        3.05%   10.07%
                                   2001       1.19       416,218       349,527        0.00%    8.19%
Fidelity VIP Asset Manager         2003       1.00       434,213       433,054        3.41%   17.68%
                                   2002       0.85       358,542       420,813        3.81%   -8.96%
                                   2001       0.94       378,800       404,774        0.00%   -4.33%
Fidelity VIP Index 500             2003       0.82     1,730,719     2,118,305        1.41%   28.09%
                                   2002       0.64     1,309,384     2,052,758        1.24%  -22.44%
                                   2001       0.82     1,499,498     1,823,236        0.00%  -12.32%
Fidelity VIP Contrafund            2003       1.84     3,810,459     2,071,619        0.44%   28.14%
                                   2002       1.44     2,852,330     1,987,147        0.80%   -9.58%
                                   2001       1.59     3,284,094     2,068,881        0.00%  -12.46%
Fidelity VIP Asset Manager Growth  2003       0.87       856,568       983,582        2.93%   23.03%
                                   2002       0.71       727,561     1,027,843        3.81%  -15.74%
                                   2001       0.84       877,863     1,045,013        0.00%   -7.62%
Fidelity VIP Balanced              2003       1.04       291,849       280,595        2.59%   17.43%
                                   2002       0.89       202,612       228,755        2.80%   -8.95%
                                   2001       0.97       190,288       195,621        0.00%   -1.82%
Fidelity VIP Growth Opportunities  2003       0.78     1,130,211     1,455,931        0.73%   29.55%
                                   2002       0.60       852,256     1,422,271        1.03%  -22.04%
                                   2001       0.77       985,894     1,282,667        0.00%  -14.63%
Fidelity VIP Growth & Income       2003       0.96     1,038,819     1,083,212        1.11%   23.47%
                                   2002       0.78       772,293       994,261        1.31%  -16.82%
                                   2001       0.93       913,513       978,238        0.00%   -8.98%
Fidelity VIP Mid Cap               2003       1.43     4,484,146     3,134,526        0.41%   38.29%
                                   2002       1.03     3,302,866     3,192,834        0.95%  -10.05%
                                   2001       1.15     3,714,117     3,229,670        0.00%   -3.45%
Fidelity VIP Dynamic Capital
Appreciation                       2003       0.92        45,141        48,875        0.00%   24.95%
                                   2002       0.74        29,217        39,527        0.25%   -7.28%
                                   2001 (k)   0.80        12,265        15,385        0.00%  -20.28%
Fidelity VIP Aggressive Growth     2003       0.82       106,491       130,106        0.00%   30.25%
                                   2002       0.63        75,374       119,950        0.00%  -26.58%
                                   2001 (k)   0.86        29,162        34,071        0.00%  -14.41%
Fidelity VIP Value                 2003       1.12        84,767        75,935        0.65%   33.82%
                                   2002 (j)   0.83        17,016        20,399        0.21%  -16.58%
Fidelity VIP Value Strategies      2003       1.18        93,309        79,012        0.00%   57.51%
                                   2002 (j)   0.75         5,132         6,843        0.00%  -25.01%
Fidelity VIP Growth Stock          2003 (a)   1.23        11,949        9,719         0.00%   22.92%
Fidelity VIP Real Estate           2003 (a)   1.26        52,745        41,812        1.26%   26.09%
Janus Aspen Capital Appreciation   2003       0.61         1,470         2,419        0.25%   19.93%
                                   2002       0.51           994         1,957        0.09%  -16.14%
                                   2001       0.61        37,230        61,505        0.80%  -22.03%
Janus Aspen International Growth   2003       0.56         3,860         6,924        0.71%   34.20%
                                   2002       0.42            42           100        0.00%  -25.94%
                                   2001       0.56        95,448       170,117        0.69%  -23.62%
Waddell & Reed Growth (b)          2003       1.20        20,222        16,783        0.00%   25.14%
                                   2002       0.96        14,074        14,617        0.00%  -25.62%
                                   2001       1.29       229,200       177,047        0.04%  -24.99%

                 MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

(6) FINANCIAL HIGHLIGHTS - CONTINUED

                                                                           0.25% VARIABLE ACCOUNT CHARGE**
                                                     -------------------------------------------------------------------------------
                                                                                                              For the year ended
                                                                       At December 31                            December 31
                                                     -----------------------------------------------   -----------------------------
                                                     Accumulation                          Units        Investment         Total
                                                      Unit Value          Net Assets    Outstanding    Income Ratio*     Return***
                                                     ------------         ----------    -----------    ------------      ---------
Waddell & Reed Core Equity (c )           2003           0.77                2,255          2,925         1.26%            21.03%
                                          2002              -                    -              -            -                 -
                                          2001              -                    -              -            -                 -
Waddell & Reed Small Cap Growth (d)       2003           1.20               10,757          8,930         0.00%            47.61%
                                          2002           0.82                6,104          7,478         0.00%           -31.97%
                                          2001           1.20              193,162        160,988         0.00%           -14.91%
Waddell & Reed Balanced (e)               2003           1.39               18,374         13,189         0.30%            20.75%
                                          2002           1.15               47,205         40,911         0.00%            -9.21%
                                          2001           1.27              233,225        183,498         1.94%           -14.58%
Waddell & Reed International II (f)       2003           1.53               18,135         11,888         1.48%            46.48%
                                          2002           1.04               18,593         17,852         0.00%           -18.05%
                                          2001           1.27              174,315        137,145         4.24%           -11.43%
Waddell & Reed Micro-Cap Growth (g)       2003           1.60                6,804          4,249         0.00%            54.02%
                                          2002           1.04                1,808          1,739         0.00%           -43.78%
                                          2001           1.85               92,946         50,250         0.00%           -11.55%
Waddell & Reed Small Cap Value (h)        2003           1.62                2,166          1,336         0.00%            49.10%
                                          2002           1.09                1,002            921         0.00%           -20.18%
                                          2001           1.36               14,743         10,817         0.00%            15.30%
Waddell & Reed Value (i)                  2003           1.11               62,872         56,677         0.65%            26.74%
                                          2002           0.88               38,371         43,838         0.00%           -15.53%
                                          2001           1.04              114,459        110,452         1.22%           -10.68%

                                                                           0.50% VARIABLE ACCOUNT CHARGE**
                                                     -------------------------------------------------------------------------------
                                                                                                              For the year ended
                                                                       At December 31                            December 31
                                                     -----------------------------------------------   -----------------------------
                                                     Accumulation                          Units        Investment         Total
                                                      Unit Value          Net Assets    Outstanding    Income Ratio*     Return***
                                                     ------------         ----------    -----------    ------------      ---------
Advantus Bond                             2003           1.65              26,861             16,241          0.00%         4.82%
                                          2002           1.58              21,473             13,611          0.00%         9.95%
                                          2001           1.44              22,446             15,642         10.64%         7.36%
Advantus Money Market                     2003           1.34           2,437,394          1,818,030          0.61%         0.11%
                                          2002           1.34           2,474,729          1,847,974          1.27%         0.77%
                                          2001           1.33           2,600,366          1,956,821          3.67%         3.27%
Advantus Mortgage Securities              2003           1.76              46,484             26,436          0.00%         3.64%
                                          2002           1.70              38,011             22,405          0.06%         9.11%
                                          2001           1.56              28,057             18,037         12.28%         8.43%
Advantus Index 500                        2003           2.19           6,046,485          2,759,215          0.00%        27.41%
                                          2002           1.72           4,357,629          2,533,559          0.00%       -22.75%
                                          2001           2.23           5,299,455          2,380,310          0.97%       -12.69%
Advantus Maturing Government Bond 2006    2003           1.78               1,780              1,000          0.00%         1.44%
                                          2002           1.76               1,756              1,000          0.00%        12.43%
                                          2001           1.56               1,563              1,000          5.05%         7.54%
Advantus Maturing Government Bond 2010    2003           1.97               5,216              2,654          0.00%         2.24%
                                          2002           1.92               4,467              2,324          0.00%        18.26%
                                          2001           1.63               3,486              2,145         10.39%         4.44%
Advantus International Bond               2003           1.41              12,583              8,913          0.00%        19.65%
                                          2002           1.18               7,688              6,516          0.26%        17.36%
                                          2001           1.01               5,004              4,973          1.90%        -2.00%
Advantus Index 400 Mid-Cap                2003           1.54              61,469             39,842          0.00%        33.92%
                                          2002           1.15              39,468             34,258          0.00%       -15.46%
                                          2001           1.36              39,743             29,164          0.88%        -1.56%
Advantus Real Estate Securities           2003           1.34               1,573              1,178          0.00%        41.50%
                                          2002           0.94               5,020              5,317          0.00%        -5.58%
                                          2001              -                   -                  -             -              -
Fidelity VIP High Income                  2003           1.13              93,443             82,678          6.94%        26.63%
                                          2002           0.89              70,520             79,013         10.29%         2.93%
                                          2001           0.87              63,861             73,647          0.00%       -12.17%
Fidelity VIP Equity Income                2003           1.74             196,613            112,891          1.68%        29.68%
                                          2002           1.34             136,311            101,498          3.89%       -17.36%
                                          2001           1.63             148,362             91,292          0.00%        -5.43%
Fidelity VIP Contrafund                   2003           2.06             185,449             90,086          0.45%        27.82%
                                          2002           1.61             141,358             87,774          0.79%        -9.80%
                                          2001           1.79             145,532             81,509          0.00%       -12.68%

                 MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

(6) FINANCIAL HIGHLIGHTS - CONTINUED

                                                            0.50% VARIABLE ACCOUNT CHARGE**
                                             ---------------------------------------------------------------------
                                                                                            For the year ended
                                                           At December 31                       December 31
                                             ---------------------------------------  ----------------------------
                                              Accumulation                   Units      Investment         Total
                                               Unit Value    Net Assets   Outstanding Income Ratio*      Return***
                                               ----------    ----------   ----------- -------------      ---------
Janus Aspen Capital Appreciation       2003       0.57          44,413        77,576      0.26%             19.63%
                                       2002       0.48          27,441        57,342      0.33%            -16.35%
                                       2001       0.57          21,859        38,210      0.79%            -22.22%
Janus Aspen International Growth       2003       0.51          29,665        57,883      0.99%             33.86%
                                       2002       0.38          15,176        39,633      0.72%            -26.13%
                                       2001       0.52          12,968        25,018      0.55%            -23.81%
Waddell & Reed Growth (b)              2003       1.54         276,437       179,273      0.00%             24.82%
                                       2002       1.24          99,558        80,592      0.00%            -25.81%
                                       2001       1.67         110,022        66,073      0.05%            -25.18%
Waddell & Reed Core Equity (c)         2003       0.86          13,245        15,440      0.88%             20.73%
                                       2002       0.71           8,341        11,738      0.00%            -28.50%
                                       2001       0.99           9,959        10,020      0.31%             -8.20%
Waddell & Reed Small Cap Growth (d)    2003       1.50         153,981       102,501      0.00%             47.24%
                                       2002       1.02          91,031        89,224      0.00%            -32.14%
                                       2001       1.50         116,560        77,526      0.00%            -15.12%
Waddell & Reed Balanced (e)            2003       1.71          77,230        45,039      0.78%             20.45%
                                       2002       1.42          57,229        40,202      0.00%             -9.44%
                                       2001       1.57          59,025        37,548      2.29%            -14.79%
Waddell & Reed International II (f)    2003       1.88         141,559        75,115      2.10%             46.12%
                                       2002       1.29          79,417        61,575      0.00%            -18.23%
                                       2001       1.58          83,390        52,865      3.97%            -11.65%
Waddell & Reed Micro-Cap Growth (g)    2003       1.51          59,977        39,752      0.00%             53.64%
                                       2002       0.98          32,369        32,958      0.00%            -43.93%
                                       2001       1.75          47,649        27,201      0.00%            -11.77%
Waddell & Reed Small Cap Value (h)     2003       1.50          69,281        46,178      0.00%             48.73%
                                       2002       1.01          43,871        43,494      0.00%            -20.38%
                                       2001       1.27          42,362        33,439      0.00%             15.01%
Waddell & Reed Value (i)               2003       1.71          76,309        44,556      0.63%             26.42%
                                       2002       1.35          50,883        37,560      0.00%            -15.74%
                                       2001       1.61          55,814        34,713      1.20%            -10.90%

*These amounts represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying mutual fund, net of expenses assessed by the fund, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying fund in which the sub-account invests and, to the extent the underlying fund utilizes consent dividends rather than paying dividends in cash or reinvested shares, the Account does not record investment income.

**This ratio represents the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges. The ratio includes only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

***These amounts represent the total return for the period indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.

(a) Period from September 22, 2003, commencement of operations, to December 31, 2003.

(b) Formerly Advantus Growth Portfolio and Advantus Capital Appreciation Portfolio. See note 1 for Fund merger transactions during 2003.

(c) Formerly Advantus Macro-Cap Value Portfolio. See note 1 for Fund merger transactions during 2003.

(d) Formerly Advantus Small Company Growth Portfolio. See note 1 for Fund merger transactions during 2003.

(e) Formerly Advantus Asset Allocation Portfolio. See note 1 for Fund merger transactions during 2003.

(f) Formerly Advantus International Stock Portfolio. See note 1 for Fund merger transactions during 2003.

(g) Formerly Advantus Micro-Cap Growth Portfolio. See note 1 for Fund merger transactions during 2003.

(h) Formerly Advantus Small Company Value Portfolio. See note 1 for Fund merger transactions during 2003.

(i) Formerly Advantus Value Stock Portfolio. See note 1 for Fund merger transactions during 2003.

(j)  Period from May 1, 2002, commencement of operations, to December 31, 2002.

(k)  Period from May 1, 2001, commencement of operations, to December 31, 2001.

[LOGO OF KPMG]

     KPMG LLP
     4200 Wells Fargo Center
     90 South Seventh Street
     Minneapolis, MN 55402

                          INDEPENDENT AUDITORS' REPORT
                          ----------------------------

The Board of Directors
Minnesota Life Insurance Company:

We have audited the accompanying consolidated balance sheets of the Minnesota Life Insurance Company and subsidiaries as of December 31, 2003 and 2002, and the related consolidated statements of operations and comprehensive income, changes in stockholder's equity and cash flows for each of the years in the three-year period ended December 31, 2003. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of the Minnesota Life Insurance Company and subsidiaries as of December 31, 2003 and 2002, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 2003 in conformity with accounting principles generally accepted in the United States of America.

As discussed in note 2 to the consolidated financial statements, effective January 1, 2001, the Company adopted Statement of Financial Accounting Standards No. 133, Accounting for Derivative Instruments and Hedging Activities; and effective April 1, 2001, the Company adopted Emerging Issues Task Force 99-20, Recognition of Interest Income and Impairment on Purchased and Retained Interests in Securitized Financial Assets.

Our audits were made for the purpose of forming an opinion on the basic consolidated financial statements taken as a whole. The supplementary information included in the accompanying schedules is presented for purpose of additional analysis and is not a required part of the basic consolidated financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic consolidated financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic consolidated financial statements taken as a whole.


                                        /s/ KPMG LLP

Minneapolis, Minnesota
February 9, 2004

                MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES
                           Consolidated Balance Sheets
                           December 31, 2003 and 2002
                                 (In thousands)

                                                         2003          2002
                                                     ------------  ------------
Assets
------
   Fixed maturity securities:
      Available-for-sale, at fair value
       (amortized cost $4,647,433 and $4,502,266)    $  4,941,278  $  4,784,210
   Equity securities, at fair value
    (cost $580,495 and $506,426)                          676,398       461,426
   Mortgage loans, net                                    773,479       767,944
   Real estate, net                                         1,830         7,858
   Finance receivables, net                               127,716       121,306
   Policy loans                                           263,508       259,531
   Private equity investments
    (cost $236,197 and $283,023)                          222,200       226,098
   Fixed maturity securities on loan, at fair value
    (amortized cost $1,304,233 and $1,136,148)          1,361,128     1,208,935
   Equity securities on loan, at fair value
    (cost $52,100 and $73,904)                             68,771        71,338
   Other invested assets                                  169,720        60,731
                                                     ------------  ------------
      Total investments                                 8,606,028     7,969,377
   Cash and cash equivalents                            1,688,883     1,485,148
   Deferred policy acquisition costs                      636,475       570,738
   Accrued investment income                               83,461        89,849
   Premiums receivable                                    137,954       125,424
   Property and equipment, net                             82,856        78,991
   Reinsurance recoverables                               677,102       646,955
   Other assets                                            31,870        45,167
   Separate account assets                              8,854,022     6,684,280
                                                     ------------  ------------
         Total assets                                $ 20,798,651  $ 17,695,929
                                                     ============  ============
Liabilities and Stockholder's Equity
------------------------------------
Liabilities:
   Policy and contract account balances              $  4,688,655  $  4,371,712
   Future policy and contract benefits                  2,052,276     2,029,332
   Pending policy and contract claims                     160,687       131,121
   Other policyholder funds                               557,525       528,417
   Policyholder dividends payable                          52,995        54,455
   Unearned premiums and fees                             199,767       191,277
   Federal income tax liability:
      Current                                              32,429        16,420
      Deferred                                            138,964        68,106
   Other liabilities                                      497,970       361,033
   Notes payable                                          125,000       137,000
   Securities lending collateral                        1,466,354     1,307,146
   Separate account liabilities                         8,809,077     6,646,646
                                                     ------------  ------------
      Total liabilities                                18,781,699    15,842,665
                                                     ------------  ------------
Stockholder's equity:
   Common stock, $1 par value, 5,000,000 shares
    authorized, issued and outstanding                      5,000         5,000
   Additional paid in capital                               3,000         3,000
   Retained earnings                                    1,795,285     1,786,873
   Accumulated other comprehensive income                 213,667        58,391
                                                     ------------  ------------
      Total stockholder's equity                        2,016,952     1,853,264
                                                     ------------  ------------
         Total liabilities and stockholder's
          equity                                     $ 20,798,651  $ 17,695,929
                                                     ============  ============

See accompanying notes to consolidated financial statements.

                MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES
         Consolidated Statements of Operations and Comprehensive Income
                  Years ended December 31, 2003, 2002 and 2001
                                 (In thousands)

                                                         2003          2002          2001
                                                     ------------  ------------  ------------
Revenues:
   Premiums                                          $  1,005,277  $    900,074  $    793,357
   Policy and contract fees                               351,669       355,890       362,511
   Net investment income                                  465,858       499,103       527,335
   Net realized investment losses                         (48,641)     (137,097)      (12,972)
   Finance charge income                                   34,148        33,125        33,400
   Other income                                            18,820        22,777        73,714
                                                     ------------  ------------  ------------
      Total revenues                                    1,827,131     1,673,872     1,777,345
                                                     ------------  ------------  ------------
Benefits and expenses:
   Policyholder benefits                                  975,604       849,342       754,667
   Interest credited to policies and contracts            287,018       289,606       290,081
   General operating expenses                             341,552       328,421       410,704
   Commissions                                            108,293       100,912       128,838
   Administrative and sponsorship fees                     68,773        71,166        81,194
   Dividends to policyholders                              17,817        19,162        19,670
   Interest on notes payable                               11,258        12,758        16,684
   Amortization of deferred policy
    acquisition costs                                     166,138       188,662       171,580
   Capitalization of policy acquisition costs            (208,620)     (169,437)     (185,366)
                                                     ------------  ------------  ------------
      Total benefits and expenses                       1,767,833     1,690,592     1,688,052
                                                     ------------  ------------  ------------
         Income (loss) from operations before
          taxes                                            59,298       (16,720)       89,293
   Federal income tax expense (benefit):
      Current                                              19,121         3,048        22,793
      Deferred                                             (4,268)      (23,524)       (3,928)
                                                     ------------  ------------  ------------
         Total federal income tax expense (benefit)        14,853       (20,476)       18,865
                                                     ------------  ------------  ------------
            Net income                               $     44,445  $      3,756  $     70,428
                                                     ============  ============  ============
   Other comprehensive income (loss), net of tax:
      Unrealized gains (losses) on securities        $    155,276  $    (44,898) $   (144,136)
                                                     ------------  ------------  ------------
      Other comprehensive income (loss), net of tax       155,276       (44,898)     (144,136)
                                                     ------------  ------------  ------------
            Comprehensive income (loss)              $    199,721  $    (41,142) $    (73,708)
                                                     ============  ============  ============

See accompanying notes to consolidated financial statements.

                MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES
           Consolidated Statements of Changes in Stockholder's Equity
                  Years ended December 31, 2003, 2002 and 2001
                                 (In thousands)

                                           2003          2002          2001
                                       ------------  ------------  ------------
Common stock:
   Total common stock                  $      5,000  $      5,000  $      5,000
                                       ============  ============  ============
Additional paid in capital:
   Total additional paid in capital    $      3,000  $      3,000  $      3,000
                                       ============  ============  ============
Retained earnings:
   Beginning balance                   $  1,786,873  $  1,821,015  $  1,811,707
   Net income                                44,445         3,756        70,428
   Dividends to stockholder                 (36,033)      (37,898)      (61,120)
                                       ------------  ------------  ------------
      Total retained earnings          $  1,795,285  $  1,786,873  $  1,821,015
                                       ============  ============  ============
Accumulated other comprehensive
 income:
   Beginning balance                   $     58,391  $    103,289  $    247,425
   Change in unrealized appreciation
    (depreciation) of securities            155,276       (44,898)     (144,136)
                                       ------------  ------------  ------------
      Total accumulated other
       comprehensive income            $    213,667  $     58,391  $    103,289
                                       ============  ============  ============
         Total stockholder's equity    $  2,016,952  $  1,853,264  $  1,932,304
                                       ============  ============  ============

See accompanying notes to consolidated financial statements.

                MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES
                      Consolidated Statements of Cash Flows
                  Years ended December 31, 2003, 2002 and 2001
                                 (In thousands)

                                                                 2003           2002           2001
                                                             ------------   ------------   ------------
Cash Flows from Operating Activities
------------------------------------
Net income                                                   $     44,445   $      3,756   $     70,428
Adjustments to reconcile net income to net cash
 provided by operating activities:
   Interest credited to annuity and insurance contracts           249,128        251,828         98,011
   Fees deducted from policy and contract balances               (327,631)      (319,227)      (169,058)
   Change in future policy benefits                                30,013        153,061         53,835
   Change in other policyholder liabilities, net                   35,834        (35,323)        18,215
   Amortization of deferred policy acquisition costs              166,138        188,662        171,580
   Capitalization of policy acquisition costs                    (208,620)      (169,437)      (185,366)
   Change in premiums receivable                                  (12,530)        (6,689)        (7,421)
   Deferred tax provision                                          (4,268)       (23,524)        (3,928)
   Change in federal income tax liabilities - current              16,009        (16,929)       (11,700)
   Net realized investment losses (gains)                          48,641        137,097         12,972
   Change in reinsurance recoverables                             (30,147)       (22,515)       (32,041)
   Other, net                                                     137,729         14,973         13,051
                                                             ------------   ------------   ------------
      Net cash provided by operating activities                   144,741        155,733         28,578
                                                             ------------   ------------   ------------
Cash Flows from Investing Activities
------------------------------------
Proceeds from sales of:
   Fixed maturity securities, available-for-sale                1,658,859      2,046,691      1,738,948
   Equity securities                                              429,470        378,452        481,396
   Real estate                                                     11,255          3,301          5,362
   Private equity investments                                      23,703         11,583         15,596
   Other invested assets                                            1,729         12,343          5,896
Proceeds from maturities and repayments of:
   Fixed maturity securities, available-for-sale                1,170,516        601,211        379,989
   Mortgage loans                                                  81,056         50,370         44,312
Purchases of:
   Fixed maturity securities, available-for-sale               (3,281,851)    (2,898,144)    (2,249,224)
   Equity securities                                             (462,070)      (377,641)      (502,064)
   Mortgage loans                                                 (86,931)       (78,011)      (118,003)
   Real estate                                                       (737)            --           (140)
   Private equity investments                                     (31,519)       (42,639)       (28,580)
   Other invested assets                                           (4,319)        (2,866)        (8,381)
Finance receivable originations or purchases                      (91,674)       (82,141)       (83,578)
Finance receivable principal payments                              77,154         78,266         78,289
Securities lending collateral                                     159,208        882,740        347,282
Securities in transit                                              95,821        (39,632)        99,765
Other, net                                                        (22,760)       (14,346)       (41,741)
                                                             ------------   ------------   ------------
      Net cash provided by (used for) investing activities       (273,090)       529,537        165,124
                                                             ------------   ------------   ------------
Cash Flows from Financing Activities
------------------------------------
Deposits credited to annuity and insurance contracts            1,626,707      1,434,456      1,544,832
Withdrawals from annuity and insurance contracts               (1,263,337)    (1,188,125)    (1,343,550)
Payments on debt                                                  (12,000)       (22,000)       (26,000)
Dividends paid to stockholder                                     (22,000)       (78,586)            --
Other, net                                                          2,714           (363)         1,331
                                                             ------------   ------------   ------------
      Net cash provided by financing activities                   332,084        145,382        176,613
                                                             ------------   ------------   ------------
Net increase in cash and cash equivalents                         203,735        830,652        370,315
Cash and cash equivalents, beginning of year                    1,485,148        654,496        284,181
                                                             ------------   ------------   ------------
Cash and cash equivalents, end of year                       $  1,688,883   $  1,485,148   $    654,496
                                                             ============   ============   ============

See accompanying notes to consolidated financial statements.

                MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   Notes to Consolidated Financial Statements

(1)  Nature of Operations

     Description of Business
     -----------------------

     The accompanying consolidated financial statements include the accounts of Minnesota Life Insurance Company (a wholly-owned subsidiary of Securian Financial Group, Inc.) and its wholly-owned subsidiaries, Personal Finance Company LLC, Enterprise Holding Corporation, Northstar Life Insurance Company, and its majority-owned subsidiary MIMLIC Life Insurance Company. Minnesota Life Insurance Company, both directly and through its subsidiaries (collectively, the Company), provides a diversified array of insurance and financial products and services designed principally to protect and enhance the long-term financial well-being of individuals and families.

     The Company's strategy is to be successful in carefully selected niche markets, primarily in the United States, while focusing on the retention of existing business and the maintenance of profitability. To achieve this objective, the Company has divided its businesses into four strategic business units, which focus on various markets: Individual Financial Security, Financial Services, Group Insurance, and Retirement Services. Revenues, including net realized investment losses, in 2003 for these business units were $589,782,000, $258,798,000, $805,084,000 and
     $187,440,000, respectively. Revenues in 2002 for these strategic business units were $620,370,000, $287,073,000, $672,316,000, and $188,626,000,
     respectively. Additional revenues, including net realized investment losses, reported by the Company's subsidiaries and corporate product line as of December 31, 2003 and 2002, were ($13,973,000) and $(94,513,000), respectively.

     The Company serves over seven million people through more than 4,400 associates located at its St. Paul, Minnesota headquarters and in sales offices nationwide.

     On April 1, 2003, ownership of Securian Life Insurance Company was transferred from the Company to Securian Financial Group, Inc., in the form of a dividend.

     On January 2, 2003, ownership of Securian Casualty Company was transferred from the Company to Securian Financial Group, Inc., in the form of a dividend.

     On January 2, 2002, ownership of Advantus Capital Management, Inc. and its wholly-owned subsidiary, Securian Financial Services, Inc., was transferred from the Company to Securian Financial Group, Inc., in the form of a dividend.

     Effective July 1, 2003, Personal Finance Company converted from a C corporation into a limited liability company and its name was changed to Personal Finance Company LLC.

(2)  Summary of Significant Accounting Policies

     Basis of Presentation
     ---------------------

     The accompanying consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (GAAP). The consolidated financial statements include the accounts of the Minnesota Life Insurance Company and its subsidiaries. All material intercompany transactions and balances have been eliminated.

     The preparation of consolidated financial statements in conformity with GAAP requires management to make certain estimates and assumptions that affect reported assets and liabilities, including reporting or disclosure of contingent assets and liabilities as of the balance sheet date and the reported amounts of revenues and expenses during the reporting period. Future events, including changes in mortality, morbidity, interest rates and asset valuations, could cause actual results to differ from the estimates used in the consolidated financial statements.

                                                                     (Continued)

                MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Insurance Revenues and Expenses
     -------------------------------

     Premiums on traditional life products, which include individual whole life and term insurance and immediate annuities, are credited to revenue when due. For accident and health and group life products, premiums are credited to revenue over the contract period as earned. Benefits and expenses are recognized in relation to premiums over the contract period via a provision for future policy benefits and the amortization of deferred policy acquisition costs.

     Nontraditional life products include individual adjustable and variable life insurance and group universal and variable life insurance. Revenue from nontraditional life products and deferred annuities is comprised of policy and contract fees charged for the cost of insurance, policy administration and surrenders. Expenses include both the portion of claims not covered by and the interest credited to the related policy and contract account balances. Policy acquisition costs are amortized relative to estimated gross profits or margins.

     Deferred Policy Acquisition Costs
     ---------------------------------

     The costs of acquiring new and renewal business, which vary with and are primarily related to the production of new and renewal business, are generally deferred to the extent recoverable from future premiums or expected gross profits. Deferrable costs include commissions, underwriting expenses and certain other selling and issue costs.

     For traditional life, accident and health and group life products, deferred policy acquisition costs (DAC) are amortized over the premium paying period in proportion to the ratio of annual premium revenues to ultimate anticipated premium revenues. The ultimate premium revenues are estimated based upon the same assumptions used to calculate the future policy benefits.

     For nontraditional life products and deferred annuities, DAC is amortized over the estimated lives of the contracts in relation to the present value of estimated gross profits from surrender charges and investment, mortality and expense margins. The Company reviews actuarial assumptions used to project estimated gross profits, such as mortality, persistency, expenses and investment returns periodically throughout the year. Actuarial assumptions are updated as necessary to reflect the Company's best estimate of each assumption used. Any resulting impact to financial results from a change in actuarial assumption is included in amortization of deferred policy acquisition costs in the statement of operations. Deferred policy acquisition costs are adjusted to reflect the impact of unrealized gains and losses on fixed maturity securities available-for-sale as described in note 13.

     Software Capitalization
     -----------------------

     Computer software costs incurred for internal use are capitalized and amortized over a three or five-year period. Computer software costs include application software, purchased software packages and significant upgrades to software. The Company had unamortized cost of $26,032,000, $21,271,000 and $18,575,000 and amortized software expense of $7,838,000, $8,227,000 and $8,065,000 for the years ended December 31, 2003, 2002 and 2001, respectively.

                                                                     (Continued)

                MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Finance Charge Income and Receivables
     -------------------------------------

     Finance charge income represents fees and interest charged on consumer loans. The Company uses the interest (actuarial) method of accounting for finance charges and interest on finance receivables. Finance receivables are reported net of unearned finance charges. Accrual of finance charges and interest on the smaller balance homogeneous finance receivables is suspended when a loan is contractually delinquent for more than 60 days and is subsequently recognized when received. Accrual is resumed when the loan is contractually less than 60 days past due. Late charges are accrued only if two or less late charges are due and unpaid. Accrual of finance charges and interest is suspended on other receivables at the earlier of when they are contractually past due for more than 60 days or they are considered by management to be impaired.

     Loan impairment is measured based on the present value of expected future cash flows discounted at the loan's effective interest rate, or as a practical expedient, at the observable market price of the loan or the fair value of the collateral if the loan is collateral dependent. When a loan is identified as impaired, interest accrued in the current year is reversed. Interest payments received on impaired loans are generally applied to principal unless the remaining principal balance has been determined to be fully collectible.

     An allowance for losses is maintained by direct charges to operations at an amount which in management's judgment, based on a specific review of larger individual loans, the overall risk characteristics of the portfolio, changes in the character or size of the portfolio, the level of non-performing assets, historical losses and economic conditions, is adequate to absorb probable losses on existing receivables. It is the Company's general policy to charge off accounts (net of unearned finance charges) when they are deemed uncollectible and in any event on which no collections were received during the preceding six months, except for certain accounts which have been individually reviewed by management and are deemed to warrant further collection effort.

     The adequacy of the allowance for losses is highly dependent upon management's estimates of variables affecting valuation, appraisals of collateral, evaluations of performance and status, and the amounts and timing of future cash flows expected to be received on impaired loans. Such estimates, appraisals, evaluations and cash flows may be subject to frequent adjustments due to changing economic prospects of borrowers or properties. These estimates are reviewed periodically and adjustments, if necessary, are recorded in the provision for credit losses in the periods in which they become known.

     Valuation of Investments
     ------------------------

     Fixed maturity securities, which may be sold prior to maturity, including fixed maturities on loan, are classified as available-for-sale and are carried at fair value. Effective January 1, 2001, all fixed maturity securities classified as held-to-maturity securities were converted to available-for-sale securities, under the one time provision allowed under FASB Statement No. 133 (FAS 133), Accounting for Derivative Instruments and Hedging Activities. These securities were previously carried at amortized cost, net of any impairment write-downs. The net impact to accumulated other comprehensive income upon conversion was an approximate increase of $16,705,000. Premiums and discounts are amortized or accreted over the estimated lives of the securities based on the interest yield method.

     The Company uses book value as cost for applying the retrospective adjustment method to fixed maturity securities purchased. Prepayment assumptions for single class and multi-class mortgage-backed securities were obtained from broker dealer survey values or internal estimates.

                                                                     (Continued)

                MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Valuation of Investments (Continued)
     ------------------------------------

     Equity securities (common stocks, preferred stocks and equity securities on loan) are carried at fair value. Mutual funds in select asset classes that are sub-advised are carried at the market value of the underlying net assets of the funds. Prior to 2003, equity securities also included initial contributions to affiliated registered investment funds that were managed by an affiliate of the Company. These contributions were carried at the market value of the underlying net assets of the funds.

     Mortgage loans are carried at amortized cost less an allowance for uncollectible amounts. Premiums and discounts are amortized or accreted over the terms of the mortgage loans based on the interest yield method. A mortgage loan is considered impaired if it is probable that contractual amounts due will not be collected. Impaired mortgage loans are valued at the fair value of the underlying collateral.

     Private equity investments in limited partnerships are carried on the balance sheets at the amount invested, adjusted to recognize the Company's ownership share of the earnings or losses of the investee after the date of the acquisition, adjusted for any distributions received. In-kind distributions are recorded as a return of capital for the cost basis of the stock received. Changes in fair value are recorded directly in stockholder's equity. The valuation of private equity investments is recorded based on the partnership financial statements from the previous quarter. The Company believes this valuation represents the best available estimate, however, to the extent that market conditions fluctuate significantly, any change in the following quarter partnership financial statements could be material to the Company's unrealized gains or losses included in stockholder's equity.

     Fair values of fixed maturity securities, equity securities and private equity investments are based on quoted market prices, where available. If quoted market prices are not available, fair values are estimated using values obtained from either independent pricing services which specialize in matrix pricing and modeling techniques, independent broker bids, financial statement valuations or internal appraisal. Fair values of mortgage loans are based upon discounted cash flows, quoted market prices and matrix pricing.

     Real estate is carried at cost less accumulated depreciation and an allowance for estimated losses. Accumulated depreciation on real estate at December 31, 2003 and 2002 was $5,616,000 and $7,543,000, respectively.

     Policy loans are carried at the unpaid principal balance.

     Cash and cash equivalents are carried at fair value. The Company considers all money market funds and commercial paper with original maturity dates of less than three months to be cash equivalents.

     Available-for-sale securities are stated at fair value, with the unrealized gains and losses, net of adjustments to deferred policy acquisition costs and deferred federal income tax, reported as a separate component of accumulated other comprehensive income in stockholder's equity. The adjustment to deferred policy acquisition costs represents the change in amortization of deferred policy acquisition costs that would have been required as a charge or credit to operations had such unrealized amounts been realized.

     Finance receivables that management has the intent and ability to hold for the foreseeable future or until maturity or payoffs are reported at their outstanding unpaid principal balances reduced by any charge-off. The interest rates on the receivables outstanding at December 31, 2003 and 2002 are consistent with the rates at which loans would currently be made to borrowers of similar credit quality and for the same maturities and security; as such, the carrying value of the receivables outstanding at December 31, 2003 and 2002 approximate the fair value at that date.

                                                                     (Continued)

                MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Valuation of Investments (Continued)
     ------------------------------------

     Effective March 15, 2001 the FASB issued EITF 99-20, Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Certain Securitized Financial Assets, which established standardized reporting models for certain types of asset backed securities including all interest only strips and asset backed securities not of high credit quality. The holder of the beneficial interest should recognize the excess of all cash flows attributable to the beneficial interest estimated at the acquisition/transaction date over the initial investment and record as interest income over the life of the beneficial interest using the effective yield method. The Company identified holdings with a market value of $11,206,000 and $29,000,000, as of December 31, 2003 and 2002,
     respectively, that it deemed subject to application of this pronouncement. Upon calculating the excess of the net present value of the cash flows using market discount rates and comparing to the initial cost of the investments, approximately $16,700,000, $24,478,000, and $14,300,000 of permanent write-downs were recorded as realized losses, for the years ended December 31, 2003, 2002, and 2001, respectively.

     Credit Risk
     -----------

     Financial instruments, consisting primarily of cash and cash equivalents, potentially subject the Company to concentration credit risk. The Company places its cash and cash equivalents with high quality financial institutions and limits the amount of credit exposure with any one institution. Concentration of credit risk with respect to mortgages, fixed maturity securities, and other invested assets are limited because of the diverse geographic base and industries of the underlying issuers. This diversity is an integral component of the portfolio management process.

     Equity security diversification is obtained through the use of style diversification and through limiting exposure to a single issuer. Private equity investment diversification is achieved by dividing the portfolio between direct venture company funds, mezzanine debt funds and hedge and other types of private equity instruments. In addition, this portfolio is managed by diversifying industry sectors to limit exposure to any one type of fund.

     During 2003, the Company exchanged its affiliated investment advisor's mutual funds for shares of Waddell & Reed Ivy Investment Co. funds due to the sale of the equity advisory business by its affiliated investment advisor. The investments continue to be invested across the same eight well-diversified investment strategies employed by the former affiliated funds. The market value of these investments was $172,424,000 and $126,896,000 as of December 31, 2003 and 2002, respectively. The Company considers these assets able to be reinvested within a 12-18 month period.

     Derivative Financial Instruments
     --------------------------------

     Effective January 1, 2001, the Company adopted FAS 133 which requires that all derivative instruments be recorded on the balance sheet at fair value. On the date derivative contracts are entered into, the Company designates the derivative as either (a) a hedge of the fair value of a recognized firm commitment (fair value hedge), (b) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability (cash flow hedge), or (c) a hedge of a net investment in a foreign operation (net investment hedge).

     The Company holds derivative financial instruments for the purpose of hedging the risks of certain identifiable and anticipated transactions. In general, the types of risks hedged are those relating to the variability of future earnings and cash flows caused by movements in foreign currency exchange rates. The Company documents its risk management strategy and hedge effectiveness at the inception of and during the term of each hedge.

                                                                     (Continued)

                MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Derivative Financial Instruments (Continued)
     --------------------------------------------

     In the normal course of business, the Company held one derivative in the form of an equity swap which matured in August 2003. The purpose of this swap was to hedge the fair value of equity linked instruments to equity market movements. This swap was a customized derivative that was embedded directly with the underlying equity-linked fixed maturity security and could not be unwound separately from the fixed maturity security. Equity swaps are considered to be fair value hedges and were entered into only for the purpose of hedging such risks, not for speculation. The change in fair value of this swap was offset to net realized capital losses by changes in the fair value of the item being hedged. As of December 31, 2003, the Company had no equity swap positions.

     The Company is using short-duration spot contracts to manage the foreign exchange risk inherent in the elapsed time between trade processing and trade settlement. The contracts have an immaterial impact on the Company's current year operating results.

     Under FAS 133, the Company reclassified certain mortgage dollar roll securities from fixed maturity and equity securities classified as available-for-sale as of December 31, 2003 and 2002, in the amount of $114,809,000 and $14,100,000, respectively, to other invested assets. As of December 31, 2003 and 2002, the change in fair value of these securities included in realized capital (losses) gains was $(1,007,000) and $172,000, respectively.

     Realized and Unrealized Gains and Losses
     ----------------------------------------

     Realized and unrealized gains and losses are determined on the specific identification method. Write-downs of available-for-sale securities and the provision for credit losses on mortgage loans and real estate are recorded as realized losses.

     Changes in the fair value of fixed maturity securities available-for-sale, equity securities and private equity investments in limited partnerships are recorded as a separate component of stockholder's equity, net of taxes and related adjustments to deferred policy acquisition costs and unearned policy and contract fees.

     Impairments in the value of securities and other investments held by the Company, considered to be other than temporary, are recorded as permanent reductions of the cost of the securities or other investments, and corresponding realized losses are recognized in the consolidated statements of operations and comprehensive income. The Company reviews all securities and other investments on a quarterly basis and recognizes impairment after evaluating various subjective and objective factors, such as the financial condition of the issuer, market and industry.

     Total other than temporary write-downs for fixed maturity securities, including EITF 99-20 write-downs, for the years ended December 31, 2003, 2002 and 2001 were $34,632,000, $53,299,000 and $28,760,000, respectively.

     Total other than temporary write-downs for equity securities for the years ended December 31, 2003, 2002 and 2001 were $13,157,000, $5,314,000 and
     $6,709,000, respectively. An additional $23,427,000 and $40,300,000 of other than temporary write-downs for equity securities were recorded on securities that were subsequently sold during 2003 and 2002, respectively.

     Total other than temporary write-downs for private equity investments for the years ended December 31, 2003, 2002 and 2001 were $57,480,000, $51,410,000 and $4,589,000, respectively.

                                                                     (Continued)

                MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Securities Lending
     ------------------

     The Company engages in securities lending whereby certain investments are loaned to other financial institutions for short periods of time. When these loan transactions occur, the lending broker provides cash collateral equivalent to 102% to 105% of the market value of the loaned securities. This collateral is deposited with a lending agent who invests the collateral on behalf of the Company. The income from these investments is recorded in net investment income and was $2,378,000, $1,413,000, and $239,000 as of December 31, 2003, 2002, and 2001, respectively. Securities, consisting of equity securities and fixed maturity securities, were loaned to other financial institutions. Amounts loaned as of December 31, 2003, and 2002 were $1,429,899,000 and $1,280,273,000, respectively. As of
     December 31, 2003, and 2002, the collateral associated with securities lending was $1,466,354,000 and $1,307,146,000, respectively.

     The Company accounts for its securities lending transactions as secured borrowings, in which the collateral received and the related obligation to return the collateral are recorded in the consolidated balance sheets as cash equivalents and securities lending collateral, respectively.

     Although the Company's securities lending program involves certain credit risk, the Company believes that the high quality of the collateral received (primarily commercial paper and money market instruments) and the Company's monitoring policies and procedures mitigate the likelihood of material losses under these arrangements.

     Property and Equipment
     ----------------------

     Property and equipment are carried at cost, net of accumulated depreciation of $162,106,000 and $150,521,000 at December 31, 2003 and 2002,
     respectively. Buildings are depreciated over 40 years and equipment is generally depreciated over 5 to 10 years. Depreciation expense for the years ended December 31, 2003, 2002, and 2001, was $11,585,000,
     $11,703,000, and $13,242,000, respectively. Effective January 1, 2002, the Company adopted FASB Statement No. 144 (FAS 144), Accounting for the Impairment or Disposal of Long-Lived Assets, which addresses financial accounting and reporting standards for the impairment and disposal of long-lived assets for fiscal years beginning after December 15, 2001. The Company has determined that there are no material impacts to the statement of operations or financial position due to the adoption and subsequent application of FAS 144.

     Separate Accounts
     -----------------

     Separate account assets and liabilities represent segregated funds administered by an unaffiliated asset management firm. These assets and liabilities are invested by both an unaffiliated asset management firm and an affiliate of the Company for the exclusive benefit of the Company's pension, variable annuity and variable life insurance policyholders and contractholders. Assets consist principally of marketable securities and both assets and liabilities are reported at fair value, based upon the market value of the investments held in the segregated funds.

     The Company periodically invests money in its separate accounts. The market value of such investments, included with separate account assets, amounted to $44,920,000 and $37,634,000 at December 31, 2003 and 2002, respectively.

     Reinsurance Recoverables
     ------------------------

     Insurance liabilities are reported before the effects of ceded reinsurance. Reinsurance recoverables represent amounts due from reinsurers for paid and unpaid benefits, expense reimbursements, prepaid premiums and future policy benefits.

                                                                     (Continued)

                MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Policyholder Liabilities
     ------------------------

     Policy and contract account balances represent the net accumulation of funds associated with nontraditional life products and deferred annuities. Additions to the account balances include premiums, deposits and interest credited by the Company. Decreases in the account balances include surrenders, withdrawals, benefit payments and charges assessed for the cost of insurance, policy administration and surrenders.

     Future policy and contract benefits are comprised of reserves for traditional life, group life and accident and health products. The reserves were calculated using the net level premium method based upon assumptions regarding investment yield, mortality, morbidity and withdrawal rates determined at the date of issue, commensurate with the Company's experience. Provision has been made in certain cases for adverse deviations from these assumptions. Certain traditional life products are accounted for under AICPA Statement of Position 95-1, Accounting for Certain Insurance Activities of Mutual Life Insurance Entities. These traditional life products use an average assumed rate of investment yields ranging from 4.44% to 5.52% to estimate expected gross margins.

     Future policy and contract benefits are adjusted to reflect the impact of unrealized gains and losses on securities as described in note 13.

     Other policyholder funds are comprised of dividend accumulations, premium deposit funds and supplementary contracts without life contingencies.

     Participating Business
     ----------------------

     Dividends on participating policies and other discretionary payments are declared by the Board of Directors based upon actuarial determinations, which take into consideration current mortality, interest earnings, expense factors and federal income taxes. Dividends are recognized as expenses consistent with the recognition of premiums. At December 31, 2003 and 2002, the total participating business in force was $18,685,863,000 and $19,470,981,000, respectively. As a percentage of total life insurance in force participating business in force represents 5.3% and 6.4% at December 31, 2003 and 2002, respectively.

     Closed Block of Business
     ------------------------

     Effective January 1, 2001 the Company adopted Statement of Position 00-3 (SOP 00-3), Accounting by Insurance Enterprises for Demutualizations and Formations of Mutual Insurance Holding Companies and for Certain Long-Duration Participating Contracts. The Company has determined that there are no material impacts to the statement of operations or financial position due to the adoption and subsequent application of SOP 00-3.

     Income Taxes
     ------------

     The Company's federal income tax return is a consolidated life/non-life return filed under Minnesota Mutual Companies, Inc., the Company's ultimate parent. The method of allocation between companies is subject to written agreement, approved by an officer of the Company. Allocation is based upon separate return calculations with a credit for any currently used net losses and tax credits. Intercompany tax balances are settled annually when the tax return is filed with the Internal Revenue Service.

     Current income taxes are charged to operations based upon amounts estimated to be payable as a result of taxable operations for the current year. Deferred income tax assets and liabilities are recognized for the future tax consequences attributable to the differences between financial statement carrying amounts and income tax bases of assets and liabilities.

                                                                     (Continued)

                MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

     New Pronouncements
     ------------------

     In April 2003, the FASB issued Statement No. 149, Amendment of Statement 133 on Derivative Instruments and Hedging Activities (FAS 149). FAS 149 amends and clarifies financial accounting and reporting for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities under FAS 133. FAS 149 is effective for contracts entered into or modified after June 30, 2003. The adoption of FAS 149 on July 1, 2003 did not have a material impact on the results of operations or financial position of the Company.

     In May 2003, the FASB issued Statement No. 150, Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity (FAS 150). FAS 150 establishes standards for how an issuer classifies and measures certain financial instruments with characteristics of both liabilities and equity. FAS 150 is effective for financial instruments entered into or modified after May 31, 2003, otherwise effective for the first interim period beginning after June 15, 2003. The adoption of FAS 150 on July 1, 2003 did not have any impact on the results of operations or financial position of the Company.

     In December 2003, the FASB issued Statement No. 132, revised 2003, (FAS
     132), Employers' Disclosures about Pensions and Other Post Retirement Benefits, which amends disclosure requirements for pension plans and other post retirement benefit plans, effective for nonpublic entities for fiscal years ending after June 15, 2004. The Company will adopt FAS 132 for fiscal year ending December 31, 2004. The Company expects no material impacts to its results of operations or financial position due to the adoption of FAS 132.

     In January 2003, the FASB issued Interpretation No. 46, Consolidation of Variable Interest Entities - an interpretation of ARB No. 51, subsequently revised in December of 2003 (FIN 46). The provisions of FIN 46 for non-public entities apply immediately to variable interest entities (VIEs) created after December 31, 2003, and to VIEs in which an enterprise obtains an interest after that date. For VIEs created prior to December 31, 2003 the effective date of FIN 46 is the beginning of the first period beginning after December 15, 2004. FIN 46 changes the method of determining whether certain entities should be included in the Company's consolidated financial statements. An entity subject to FIN 46 is called a VIE if it has (1) equity that is insufficient to permit the entity to finance its activities without additional subordinated financial support from other parties, or
     (2) equity investors that cannot make significant decisions about the entity's operations, or that do not absorb the expected losses or receive the expected returns of the entity. A VIE is consolidated by its primary beneficiary, which is the party involved with the VIE that absorbs a majority of the expected losses, receives a majority of the expected residual returns or both. The Company continues to review the status of any VIEs it may be involved with. Based on this current review, the Company expects no material impacts to its results of operation or financial position due to the adoption of FIN 46.

     In July 2003, the AICPA issued Statement of Position 03-1 (SOP 03-1), Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts. SOP 03-1 is effective for financial statements for fiscal years beginning after December 15, 2003. The Company will adopt SOP 03-1 as of January 1, 2004. The Company anticipates reclassifying approximately $45,000,000 representing the Company's interest in the separate accounts from separate account assets to various general account assets. The Company expects no other material impacts to its results of operation or financial position due to the adoption of SOP 03-1.

     Reclassification
     ----------------

     Certain 2002 and 2001 financial statement balances have been reclassified to conform to the 2003 presentation.

                                                                     (Continued)

                MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

(3)  Investments

     Net investment income for the years ended December 31 was as follows:

                                 2003           2002           2001
                             ------------   ------------   ------------
in thousands
------------
Fixed maturity securities    $    370,208   $    398,491   $    411,208
Equity securities                  17,615         24,620         29,088
Mortgage loans                     61,404         58,791         55,682
Real estate                         1,543          1,285          1,672
Policy loans                       19,517         19,360         18,257
Cash equivalents                    2,216          3,384          7,499
Private equity investments          1,853          3,277          3,289
Other invested assets               5,357          3,019          1,463
                             ------------   ------------   ------------
   Gross investment income        479,713        512,227        528,158
Investment expenses               (13,855)       (13,124)          (823)
                             ------------   ------------   ------------
   Total                     $    465,858   $    499,103   $    527,335
                             ============   ============   ============

     Prior to 2002, the Company paid investment expenses to Advantus Capital Management, Inc. (Advantus) which were eliminated through the consolidation process. Effective January 1, 2002, these expenses were not eliminated due to the transfer of Advantus to Securian Financial Group, Inc.

     Net realized investment gains (losses) for the years ended December 31 were as follows:

                                 2003           2002           2001
                             ------------   ------------   ------------
in thousands
------------
Fixed maturity securities    $    (19,499)  $    (26,162)  $    (15,772)
Equity securities                  25,572        (64,038)        (1,373)
Mortgage loans                       (376)         1,509              1
Real estate                         4,490             (1)         3,245
Private equity investments        (54,224)       (48,395)        (1,676)
Other invested assets              (4,604)           (10)         2,603
                             ------------   ------------   ------------
   Total                     $    (48,641)  $   (137,097)  $    (12,972)
                             ============   ============   ============

     Gross realized gains (losses) on the sales and impairments of fixed maturity securities, equity securities and private equity investments for the years ended December 31 were as follows:

                                 2003           2002           2001
                             ------------   ------------   ------------
in thousands
------------
Fixed maturity securities,
 available-for-sale:
   Gross realized gains      $     21,560   $     59,802   $     34,884
   Gross realized losses          (41,059)       (85,964)       (50,656)
Equity securities:
   Gross realized gains            93,634         40,973         81,647
   Gross realized losses          (68,062)      (105,011)       (83,020)
Private equity investments:
   Gross realized gains             3,823          3,525          4,857
   Gross realized losses          (58,047)       (51,920)        (6,533)

                                                                     (Continued)

                MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Net unrealized gains (losses) included in stockholder's equity at December 31 were as follows:

                                                         2003          2002
                                                     ------------  ------------
in thousands
------------
Gross unrealized gains                               $    496,516  $    461,314
Gross unrealized losses                                   (36,816)     (204,273)
Adjustment to deferred acquisition costs                 (112,006)     (135,368)
Adjustment to reserves                                    (47,221)      (54,290)
Adjustment to unearned policy and contract fees            17,365        19,507
Deferred federal income taxes                            (104,171)      (28,499)
                                                     ------------  ------------
   Net unrealized gains                              $    213,667  $     58,391
                                                     ============  ============

     The amortized cost and fair value of investments in marketable securities by type of investment were as follows:

in thousands                                                            Gross Unrealized
------------                                          Amortized    --------------------------     Fair
December 31, 2003                                        Cost         Gains         Losses        Value
---------------------------------------------------  ------------  ------------  ------------  ------------
   United States government and government
    agencies and authorities                         $     59,674  $         17  $         71  $     59,620
   Foreign governments                                      1,467           127            --         1,594
   Corporate securities                                 2,637,690       226,145         9,262     2,854,573
   Asset-backed securities                                661,465        16,702         5,404       672,763
   Mortgage-backed securities                           1,287,137        68,816         3,225     1,352,728
                                                     ------------  ------------  ------------  ------------
      Total fixed maturities                            4,647,433       311,807        17,962     4,941,278
   Equity securities-unaffiliated                         580,495        97,537         1,634       676,398
                                                     ------------  ------------  ------------  ------------
         Total                                       $  5,227,928  $    409,344  $     19,596  $  5,617,676
                                                     ============  ============  ============  ============

in thousands                                                             Gross Unrealized
------------                                          Amortized    --------------------------     Fair
December 31, 2002                                        Cost          Gains        Losses        Value
---------------------------------------------------  ------------  ------------  ------------  ------------
   United States government and government agencies
    and authorities                                  $    201,802  $     19,153  $         30  $    220,925
   Foreign governments                                      1,280            --           439           841
   Corporate securities                                 2,457,382       218,541        53,152     2,622,771
   Asset-backed securities                                549,151        26,518         5,650       570,019
   Mortgage-backed securities                           1,292,651        78,406         1,403     1,369,654
                                                     ------------  ------------  ------------  ------------
      Total fixed maturities                            4,502,266       342,618        60,674     4,784,210
   Equity securities-unaffiliated                         364,673        27,498        57,641       334,530
   Equity securities-affiliated mutual funds              141,753         4,076        18,933       126,896
                                                     ------------  ------------  ------------  ------------
      Total equity securities                             506,426        31,574        76,574       461,426
                                                     ------------  ------------  ------------  ------------
         Total                                       $  5,008,692  $    374,192  $    137,248  $  5,245,636
                                                     ============  ============  ============  ============

                                                                     (Continued)

                MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The amortized cost and fair value of securities on loan by type of investment were as follows:

in thousands                                                    Gross Unrealized
------------                                  Amortized    --------------------------      Fair
December 31, 2003                                Cost          Gains        Losses        Value
------------------------------------------   ------------  ------------  ------------  ------------
   United States government and government
    agencies and authorities                 $    424,704  $     18,276  $         47  $    442,933
   Corporate securities                           323,481        29,123           226       352,378
   Asset-backed securities                         12,529           669            --        13,198
   Mortgage-backed securities                     543,519        10,985         1,885       552,619
                                             ------------  ------------  ------------  ------------
      Total fixed maturities                    1,304,233        59,053         2,158     1,361,128
   Equity securities-unaffiliated                  52,100        16,920           249        68,771
                                             ------------  ------------  ------------  ------------
         Total                               $  1,356,333  $     75,973  $      2,407  $  1,429,899
                                             ============  ============  ============  ============

in thousands                                                    Gross Unrealized
------------                                  Amortized    --------------------------      Fair
December 31, 2002                                Cost          Gains        Losses        Value
------------------------------------------   ------------  ------------  ------------  ------------
   United States government and government
    agencies and authorities                 $    258,282  $     11,774  $         --  $    270,056
   Corporate securities                           244,319        22,177            --       266,496
   Asset-backed securities                         14,100            --           177        13,923
   Mortgage-backed securities                     619,447        40,275         1,262       658,460
                                             ------------  ------------  ------------  ------------
      Total fixed maturities                    1,136,148        74,226         1,439     1,208,935
   Equity securities-unaffiliated                  73,904         6,114         8,680        71,338
                                             ------------  ------------  ------------  ------------
         Total                               $  1,210,052  $     80,340  $     10,119  $  1,280,273
                                             ============   ===========  ============  ============

     The amortized cost and estimated fair value of fixed maturity securities at December 31, 2003, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

in thousands                                 Available-for-Sale         Securities-on-Loan
--------------------------------------   --------------------------  --------------------------
                                           Amortized       Fair       Amortized        Fair
                                             Cost         Value          Cost         Value
                                         ------------  ------------  ------------  ------------
Due in one year or less                  $     95,127  $     98,144  $     98,518  $     99,128
Due after one year through five years       1,246,524     1,314,233       284,723       294,507
Due after five years through ten years      1,409,001     1,519,195       285,420       317,139
Due after ten years                           609,644       656,978        92,053        97,735
                                         ------------  ------------  ------------  ------------
                                            3,360,296     3,588,550       760,714       808,509
Mortgage-backed securities                  1,287,137     1,352,728       543,519       552,619
                                         ------------  ------------  ------------  ------------
   Total                                 $  4,647,433  $  4,941,278  $  1,304,233  $  1,361,128
                                         ============  ============  ============  ============

                                                                     (Continued)

                MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

     As of December 31, 2003, the Company had certain investments with a reported fair market value lower than the cost of the investment.

                                                                    Unrealized
                                        Fair Value       Cost         Losses
                                       ------------  ------------  ------------
in thousands
------------
US government securities
   Less than 12 months                 $     26,830  $     26,901  $         71
   Greater than 12 months                        --            --            --
Corporate securities
   Less than 12 months                      248,946       252,829         3,883
   Greater than 12 months                    71,276        76,655         5,379
Mortgage and asset-backed securities
   Less than 12 months                      371,769       376,996         5,227
   Greater than 12 months                    30,697        34,099         3,402
Equity securities - unaffiliated
   Less than 12 months                       13,817        14,534           717
   Greater than 12 months                    15,350        16,267           917
Private equity investments
   Less than 12 months                       95,778       124,813        29,035
   Greater than 12 months                     6,905         9,271         2,366

     As of December 31, 2003, the Company had certain investments on loan with a reported fair market value lower than the cost of the investment.

                                                                    Unrealized
                                        Fair Value       Cost         Losses
                                       ------------  ------------  ------------
in thousands
------------
US government securities
   Less than 12 months                 $      3,093  $      3,140  $         47
   Greater than 12 months                        --            --            --
Corporate securities
   Less than 12 months                       24,081        24,307           226
   Greater than 12 months                        --            --            --
Mortgage and asset-backed securities
   Less than 12 months                      173,292       175,177         1,885
   Greater than 12 months                        --            --            --
Equity securities - unaffiliated
   Less than 12 months                        3,460         3,709           249
   Greater than 12 months                        --            --            --

     The Company analyzes all investments on a quarterly basis for other than temporary impairment recognition. The Company also considers its ability and intent to hold the investment and whether the investment's fair market value will increase in a reasonable period of time to recover its cost basis. Fixed maturity securities are reviewed on a security by security basis utilizing, but are not limited to, market prices, intent to hold, underlying collateral characteristics, and ability to receive contractual cash flows or remaining book values. The majority of the unrealized losses are interest-related rather than credit-related. All equity securities, including both available-for-sale and private equity, which have been in an unrealized loss position of greater than 20% for longer than six months are analyzed on a security by security basis. Available-for-sale equity securities utilize, but are not limited to, outside independent stock outlooks and the intent to hold the security in the portfolio. Mutual funds are reviewed analyzing the characteristics of the underlying investments and the long-term outlook for the asset class along with the intent to hold the investment. Private equity investments are reviewed on a fund by fund basis and utilize, but are not limited to, the age of the fund, general partner commentary, and underlying investments within the fund, noting any problem industries or geographic locations.

                                                                     (Continued)

                MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

     At December 31, 2003, one mortgage loan was considered impaired. A write-down of $400,000 was taken on the impaired mortgage loan. At
     December 31, 2002, no specific mortgage loans were considered impaired. As of December 31, 2003 and 2002, there was no general allowance for credit losses for potential impairments in the mortgage loan portfolio. There were no provisions for credit losses or charge-offs in 2003, 2002 or 2001.

     Below is a summary of interest income on impaired mortgage loans.

                                           2003          2002          2001
                                       ------------  ------------  ------------
in thousands
------------
Average impaired mortgage loans        $         --  $          1  $         --
Interest income on impaired mortgage
 loans - contractual                            442           166            --
Interest income on impaired mortgage
 loans - collected                               --            --            --

     At December 31, 2003 and 2002, fixed maturity securities and cash equivalents with a carrying value of $9,568,000 and $14,756,000, respectively, were on deposit with various regulatory authorities as required by law.

(4)  Notes Receivable

     The Company entered into a loan contingency agreement with the Housing and Redevelopment Authority of the City of St. Paul, Minnesota (HRA) in November 1997 in connection with the Company's construction of an additional home office facility in St. Paul, Minnesota. The note bears interest at a rate of 8.625%, with principal payments to the Company commencing February 2004 and a maturity date of August 2025. Interest payments to the Company are payable February and August of each year commencing February 2001. All principal and interest payments are due only to the extent of available tax increments. In 2002, the loan reached its maximum principal balance of $15,000,000. In 2003, the Company took a write-down on the loan of $5,200,000, consisting of $4,959,000 of accrued interest and $241,000 of principal. The loan continues to accrue interest on the new balance, with payments applied first to accrued interest and then to principal. As of December 31, 2003, the loan balance was $13,791,000. The accrued interest on this loan contingency was $496,000 and $5,469,000, as of December 31, 2003 and 2002, respectively. For the years ended December 31, 2003 and 2002, the Company received principal payments of $968,000 and $0, respectively, and interest payments of $755,000 and $1,694,000, respectively. The loan balance is included in other invested assets, accrued interest is included in accrued investment income, and investment income is included in net investment income.

(5)  Net Finance Receivables

     Finance receivables as of December 31 were as follows:

                                                         2003          2002
                                                     ------------  ------------
in thousands
------------
Direct installment loans                             $    154,155  $    144,627
Retail installment notes                                   17,286        15,945
Retail revolving credit                                       108           132
Accrued interest                                            2,632         2,551
                                                     ------------  ------------
   Gross receivables                                      174,181       163,255
Unearned finance charges                                  (39,233)      (35,322)
Allowance for uncollectible amounts                        (7,232)       (6,627)
                                                     ------------  ------------
      Finance receivables, net                       $    127,716  $    121,306
                                                     ============  ============

                                                                     (Continued)

                MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The direct installment loans, at December 31, 2003 and 2002, consisted of $103,349,000 and $95,368,000, respectively, of discount basis loans, net of unearned finance charges, and $14,552,000 and $16,679,000, respectively, of interest-bearing loans and generally have a maximum term of 84 months; the retail installment notes are principally discount basis, arise from borrowers purchasing household appliances, furniture, and sundry services, and generally have a maximum term of 48 months. Contractual maturities of the finance receivables by year, as required by the industry audit guide for finance companies, were not readily available at December 31, 2003 and 2002, but experience has shown that such information is not significant in that a substantial portion of receivables will be renewed, converted, or paid in full prior to maturity.

     During the years ended December 31, 2003 and 2002, principal cash collections of direct installment loans were $52,705,000 and $53,469,000, respectively, and the percentages of these cash collections to average net balances were 48% and 49%, respectively. Retail installment notes' principal cash collections were $21,597,000 and $22,344,000, respectively and the percentages of these cash collections to average net balances were 164% for both 2003 and 2002.

     The ratio for the allowance for losses to net outstanding receivables balances at December 31, 2003 and 2002 was 5.4% and 5.2%, respectively.

     Changes in the allowance for losses for the periods ended December 31 were as follows:

                                           2003          2002          2001
                                       ------------  ------------  ------------
in thousands
------------
Balance at beginning of year           $      6,627  $      5,846  $      6,336
Provision for credit losses                   8,014         8,029         6,924
Allowance applicable to bulk purchase            --             4            19
Charge-offs                                 (10,262)      (10,292)      (10,302)
Recoveries                                    2,853         3,040         2,869
                                       ------------  ------------  ------------
Balance at end of year                 $      7,232  $      6,627  $      5,846
                                       ============  ============  ============

     At December 31, 2003, the recorded investment in certain direct installment loans and direct revolving credit loans were considered to be impaired. The balances of such loans at December 31, 2003 and the related allowance for credit losses were as follows:

                                       Installment    Revolving
                                          Loans         Credit        Total
                                       ------------  ------------  ------------
in thousands
------------
Balances at December 31, 2003          $        374            54  $        428
Related allowance for credit losses    $        122            54  $        176

     All loans deemed to be impaired are placed on a non-accrual status. No accrued or unpaid interest was recognized on impaired loans during 2003. The average quarterly balance of impaired loans during the years ended December 31, 2003 and 2002, was $515,000 and $1,038,000 for installment basis loans and $54,000 and $59,000 for revolving credit loans, respectively.

     There were no material commitments to lend additional funds to customers whose loans were classified as impaired at December 31, 2003.

     The net investment in loans on which the accrual of finance charges and interest was suspended at December 31, 2003 and 2002 was $14,625,000 and $15,401,000, respectively.

                                                                     (Continued)

                MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

(6)  Income Taxes

     Income tax expense (benefit) varies from the amount computed by applying the federal income tax rate of 35% to income (loss) from operations before taxes. The significant components of this difference were as follows:

                                           2003          2002          2001
                                       ------------  ------------  ------------
in thousands
------------
Computed tax expense (benefit)         $     20,754  $     (5,852) $     31,253
Difference between computed and
 actual tax expense:
   Dividends received deduction              (5,032)       (8,539)       (7,606)
   Foundation gain                               --            --          (580)
   Tax credits                               (1,200)       (1,300)       (1,300)
   Expense adjustments and other                331        (4,785)       (2,902)
                                       ------------  ------------  ------------
      Total tax expense (benefit)      $     14,853  $    (20,476) $     18,865
                                       ============  ============  ============

     The tax effects of temporary differences that give rise to the Company's net deferred federal tax liability were as follows:

                                                         2003          2002
                                                     ------------  ------------
in thousands
------------
Deferred tax assets:
   Policyholder liabilities                          $     18,565  $     21,290
   Pension and post retirement benefits                    35,330        31,270
   Tax deferred policy acquisition costs                  103,556        98,261
   Deferred gain on individual disability
    coinsurance                                            17,874        19,300
   Net realized capital losses                             56,592        45,365
   Ceding commissions                                       8,611         3,247
   Other                                                   11,232        11,303
                                                     ------------  ------------
      Gross deferred tax assets                           251,760       230,036
                                                     ------------  ------------
Deferred tax liabilities:
   Deferred policy acquisition costs                      173,739       154,122
   Premiums                                                19,246        15,790
   Real estate and property and equipment
    depreciation                                            9,056         7,688
   Basis difference on investments                         21,734        22,017
   Net unrealized capital gains                           154,633        89,504
   Other                                                   12,316         9,021
                                                     ------------  ------------
      Gross deferred tax liabilities                      390,724       298,142
                                                     ------------  ------------
         Net deferred tax liability                  $    138,964  $     68,106
                                                     ============  ============

     A valuation allowance for deferred tax assets was not considered necessary as of December 31, 2003 and 2002 because the Company believes that it is more likely than not that the deferred tax assets will be realized through future reversals of existing taxable temporary differences and future taxable income.

     Income taxes paid for the years ended December 31, 2003, 2002, and 2001, were $3,588,000, $20,066,000 and $34,493,000, respectively.

     The Company's tax returns for 2001 and 2002 will be under examination by the Internal Revenue Service (IRS) beginning 2004. The Company believes that any additional taxes refunded or assessed as a result of this examination will not have a material effect on its financial position.

                                                                     (Continued)

                MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

(7) Liability for Unpaid Accident and Health Claims, Reserve for Losses, and Claim and Loss Adjustment Expenses

     Activity in the liability for unpaid accident and health claims, reserve for losses and claim and loss adjustment expenses is summarized as follows:

                                        2003           2002           2001
                                    ------------   ------------   ------------
in thousands
------------
Balance at January 1                $    536,604   $    518,209   $    480,650
   Less: reinsurance recoverable         449,212        433,323        404,357
                                    ------------   ------------   ------------
Net balance at January 1                  87,392         84,886         76,293
                                    ------------   ------------   ------------
Incurred related to:
   Current year                           60,927         65,692         65,370
   Prior years                              (526)         4,839         (2,577)
                                    ------------   ------------   ------------
Total incurred                            60,401         70,531         62,793
                                    ------------   ------------   ------------
Paid related to:
   Current year                           24,849         27,436         25,925
   Prior years                            40,209         40,589         28,275
                                    ------------   ------------   ------------
Total paid                                65,058         68,025         54,200
                                    ------------   ------------   ------------
Net balance at December 31                82,735         87,392         84,886
   Plus: reinsurance recoverable         471,425        449,212        433,323
                                    ------------   ------------   ------------
Balance at December 31              $    554,160   $    536,604   $    518,209
                                    ============   ============   ============

     The liability for unpaid accident and health claims, reserve for losses and claim and loss adjustment expenses is included in future policy and contract benefits and pending policy and contract claims on the consolidated balance sheets.

     As a result of changes in estimates of claims incurred in prior years, the accident and health claims, reserve for losses and claim and loss adjustment expenses incurred decreased by $526,000 in 2003, increased by $4,839,000 in 2002, and decreased by $2,577,000 in 2001, which includes the amortization of discount on individual accident and health claim reserves of $153,000, $331,000, and $430,000 in 2003, 2002, and 2001, respectively.
     The remaining changes in amounts are the result of normal reserve development inherent in the uncertainty of establishing the liability for unpaid accident and health claims, reserve for losses and claim and loss adjustment expenses.

(8)  Employee Benefit Plans

     Pension Plans and Post Retirement Plans Other than Pensions
     -----------------------------------------------------------

     The Company has noncontributory defined benefit retirement plans covering substantially all employees and certain agents. Benefits are based upon years of participation and the employee's average monthly compensation or the agent's adjusted annual compensation. Plan assets are comprised of mostly equity securities and fixed maturity securities, which are held in the general and separate accounts of the Company and administered under group annuity contracts issued by the Company. The Company's funding policy is to contribute annually the minimum amount required by applicable regulations.

     The Company also has an unfunded noncontributory defined benefit retirement plan, which provides certain employees with benefits in excess of limits for qualified retirement plans.

                                                                     (Continued)

                MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Pension Plans and Post Retirement Plans Other than Pensions (Continued)
     -----------------------------------------------------------------------

     The Company also has unfunded postretirement plans that provide certain health care and life insurance benefits to substantially all retired employees and agents. Eligibility is determined by age at retirement and years of service after age 30. Health care premiums are shared with retirees, and other cost-sharing features include deductibles and co-payments.

     The change in the benefit obligation and plan assets for the Company's plans as of December 31 was calculated as follows:

                                                          Pension Benefits             Other Benefits
                                                     --------------------------  --------------------------
                                                         2003          2002          2003          2002
                                                     ------------  ------------  ------------  ------------
in thousands
------------
Change in benefit obligation:
Benefit obligation at beginning of year              $    275,112  $    242,192  $     52,719  $     36,744
Liability transfer to parent                                   --            --            --          (886)
Service cost                                               12,871        11,937         2,589         1,871
Interest cost                                              18,718        17,690         3,516         2,780
Actuarial (gain) loss                                      30,707         9,239          (994)       13,391
Benefits paid                                              (6,532)       (5,946)       (1,076)       (1,181)
                                                     ------------  ------------  ------------  ------------
Benefit obligation at end of year                    $    330,876  $    275,112  $     56,754  $     52,719
                                                     ============  ============  ============  ============
Change in plan assets:
Fair value of plan assets at beginning of year       $    160,852  $    158,096  $         --  $         --
Actual return on plan assets                               24,046       (11,399)           --            --
Employer contribution                                      14,467        20,101         1,076         1,181
Benefits paid                                              (6,532)       (5,946)       (1,076)       (1,181)
                                                     ------------  ------------  ------------  ------------
Fair value of plan assets at end of year             $    192,833  $    160,852  $         --  $         --
                                                     ============  ============  ============  ============
Funded status                                        $   (138,043) $   (114,260) $    (56,755) $    (52,719)
Unrecognized net actuarial loss                           101,461        82,353         5,943         7,037
Unrecognized prior service cost (benefit)                   4,908         5,862          (526)       (1,051)
                                                     ------------  ------------  ------------  ------------
Net amount recognized                                $    (31,674) $    (26,045) $    (51,338) $    (46,733)
                                                     ============  ============  ============  ============
Amounts recognized in the consolidated balance
 sheets consist of:
Accrued benefit cost                                 $    (35,586) $    (31,319) $    (51,338) $    (46,733)
Intangible asset                                            3,892         5,274            --            --
Accumulated other comprehensive income                         20            --            --            --
                                                     ------------  ------------  ------------  ------------
Net amount recognized                                $    (31,674) $    (26,045) $    (51,338) $    (46,733)
                                                     ============  ============  ============  ============
Weighted average assumptions as of December 31
Discount rate                                                6.25%         7.00%         6.25%         7.00%
Expected return on plan assets                               7.79%         8.16%           --            --
Rate of compensation increase                                5.97%         5.97%           --            --

                                                                     (Continued)

                MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Pension Plans and Post Retirement Plans Other than Pensions (Continued)
     -----------------------------------------------------------------------

     For measurement purposes, a 10.0% and 11.0% annual rate of increase in the per capita cost of covered health care benefits was assumed for 2003 and 2002, respectively. The rate was assumed to decrease gradually to 5.5% for 2012 and remain at that level thereafter.

Components of net periodic
 benefit cost                                   Pension Benefits                     Other Benefits
                                       ---------------------------------   ---------------------------------
                                         2003        2002        2001        2003        2002        2001
                                       ---------   ---------   ---------   ---------   ---------   ---------
in thousands
------------
Service cost                           $  12,871   $  11,937   $   9,031   $   2,589   $   1,871   $   1,342
Interest cost                             18,718      17,690      16,222       3,516       2,780       2,357
Expected return on plan assets           (14,730)    (15,883)    (14,256)         --          --          --
Amortization of prior service
 cost (benefit)                              954         954         954        (526)       (526)       (513)
Recognized net actuarial loss (gain)       2,283         656         321         101         (88)       (597)
                                       ---------   ---------   ---------   ---------   ---------   ---------
Net periodic benefit cost              $  20,096   $  15,354   $  12,272   $   5,680   $   4,037   $   2,589
                                       =========   =========   =========   =========   =========   =========

     The Company recorded an additional minimum liability of $3,912,000 and $5,274,000 as of December 31, 2003, and 2002, respectively. This liability represents the amount by which the accumulated benefit obligation exceeded the sum of the fair market value of plan assets and accrued amounts previously recorded. The additional liability may be offset by an intangible asset to the extent of previously unrecognized prior service cost. The intangible asset of $3,892,000 and $5,274,000 at December 31, 2003, and 2002, respectively, is included in other assets in the consolidated balance sheets.

     The projected benefit obligation, accumulated benefit obligation, and fair value of plan assets for the pension plan with accumulated benefit obligations in excess of plan assets were $321,240,000, $217,525,000, and $185,266,000, respectively, as of December 31, 2003, and $267,263,000,
     $179,734,000 and $154,031,000, respectively, as of December 31, 2002.

     The assumptions presented herein are based on pertinent information available to management as of December 31, 2003 and 2002. Actual results could differ from those estimates and assumptions. For example, increasing the assumed health care cost trend rates by one percentage point in each year would increase the postretirement benefit obligation as of December 31, 2003 by $21,199,000 and the estimated eligibility cost and interest cost components of net periodic benefit costs for 2003 by $2,540,000. Decreasing the assumed health care cost trend rates by one percentage point in each year would decrease the postretirement benefit obligation as of December 31, 2003 by $16,529,000 and the estimated eligibility cost and interest cost components of net periodic postretirement benefit costs for 2003 by $1,920,000.

     Profit Sharing Plans
     --------------------

     The Company also has profit sharing plans covering substantially all employees and agents. The Company's contribution rate to the employee plan is determined annually by the directors of the Company and is applied to each participant's prior year earnings. The Company's contribution to the agent plan is made as a certain percentage, based upon years of service, applied to each agent's total annual compensation. The Company recognized contributions to the plans during 2003, 2002, and 2001 of $6,924,000, $3,899,000 and $4,563,000, respectively. Participants may elect to receive a portion of their contributions in cash.

                                                                     (Continued)

                MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

(9)  Reinsurance

     In the normal course of business, the Company seeks to limit its exposure to loss on any single insured and to recover a portion of benefits paid by ceding reinsurance to other insurance companies. To the extent that a reinsurer is unable to meet its obligation under the reinsurance agreement, the Company remains liable. The Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk to minimize its exposure to significant losses from reinsurer insolvencies. Allowances are established for amounts deemed to be uncollectible.

     Reinsurance is accounted for over the lives of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies.

     The effect of reinsurance on premiums for the years ended December 31 was as follows:

                                         2003           2002           2001
                                     ------------   ------------   ------------
in thousands
------------
Direct premiums                      $    887,189   $    807,116   $    761,877
Reinsurance assumed                       225,288        181,473        140,303
Reinsurance ceded                        (107,200)       (88,515)      (108,823)
                                     ------------   ------------   ------------
   Net premiums                      $  1,005,277   $    900,074   $    793,357
                                     ============   ============   ============

     Reinsurance recoveries on ceded reinsurance contracts were $103,839,000, $103,979,000 and $95,136,000 during 2003, 2002, and 2001, respectively.

     During September 2003, the Company entered into a written agreement with Pan-American Life Insurance Company whereby 401(k) accounts representing 865 contracts with associated fixed and variable assets of approximately $488,174,000 were transferred to separate accounts and approximately $85,366,000 were transferred to the general account, effective November 17, 2003. The amounts pertaining to reinsurance assumed and coinsurance agreements are $55,236,000 and $518,305,000, respectively.

     On January 12, 2001, the Company entered into a written agreement with First Allmerica Financial Life Insurance Company whereby 401(k) accounts representing approximately 370 contracts with associated fixed and variable assets of approximately $364,600,000 were transferred to separate accounts and approximately $31,600,000 were transferred to the general account, effective July 2, 2001.

(10) Fair Value of Financial Instruments

     The estimated fair value of the Company's financial instruments has been determined using available market information as of December 31, 2003 and 2002. Although management is not aware of any factors that would significantly affect the estimated fair value, such amounts have not been comprehensively revalued since those dates. Therefore, estimates of fair value subsequent to the valuation dates may differ significantly from the amounts presented herein. Considerable judgement is required to interpret market data to develop the estimates of fair value. The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts.

     Please refer to note 2 for additional fair value disclosures concerning fixed maturity securities, equity securities, mortgages, private equity investments and derivatives. The carrying amounts for policy loans, cash, cash equivalents, and finance receivables approximate the assets' fair values.

                                                                     (Continued)

                MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The interest rates on the finance receivables outstanding as of December 31, 2003 and 2002, are consistent with the rates at which loans would currently be made to borrowers of similar credit quality and for the same maturity; as such, the carrying value of the finance receivables outstanding as of December 31, 2003 and 2002, approximate the fair value for those respective dates.

     The fair values of deferred annuities, annuity certain contracts and other fund deposits, which have guaranteed interest rates and surrender charges are estimated to be the amount payable on demand as of December 31, 2003 and 2002 as those investment contracts have no defined maturity and are similar to a deposit liability. The amount payable on demand equates to the account balance less applicable surrender charges. Contracts without guaranteed interest rates and surrender charges have fair values equal to their accumulation values plus applicable market value adjustments.

     The fair values of guaranteed investment contracts and supplementary contracts without life contingencies are calculated using discounted cash flows, based on interest rates currently offered for similar products with maturities consistent with those remaining for the contracts being valued. Rates currently available to the Company for debt with similar terms and remaining maturities are used to estimate the fair value of notes payable.

     The carrying amounts and fair values of the Company's financial instruments, which were classified as assets as of December 31, were as follows:


                                                2003                           2002
                                    ----------------------------   ----------------------------
                                       Carrying        Fair           Carrying        Fair
                                        Amount         Value           Amount         Value
                                    -------------  -------------   -------------  -------------
in thousands
------------
Fixed maturity securities
 Available-for-sale                 $   4,941,278  $   4,941,278   $   4,784,210  $   4,784,210
Equity securities                         676,398        676,398         461,426        461,426
Fixed maturity securities on loan       1,361,128      1,361,128       1,208,935      1,208,935
Equity securities on loan                  68,771         68,771          71,338         71,338
Commercial mortgage loans                 773,479        868,556         767,944        852,251
Policy loans                              263,508        263,508         259,531        259,531
Cash and cash equivalents               1,688,883      1,688,883       1,485,148      1,485,148
Finance receivables, net                  127,716        127,716         121,306        121,306
Private equity investments                222,200        222,200         226,098        226,098
Separate account assets                 8,854,022      8,854,022       6,684,280      6,684,280
Other assets                              114,809        114,809          14,093         14,093
                                    -------------  -------------   -------------  -------------
   Total financial assets           $  19,092,192  $  19,187,269   $  16,084,309  $  16,168,616
                                    =============  =============   =============  =============

                                                                     (Continued)

                MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The carrying amounts and fair values of the Company's financial instruments, which were classified as liabilities as of December 31, were as follows:

                                                2003                           2002
                                    ----------------------------   ----------------------------
                                       Carrying        Fair           Carrying        Fair
                                        Amount         Value           Amount         Value
                                    -------------  -------------   -------------  -------------
in thousands
------------
Deferred annuities                  $   1,831,790  $   1,835,924   $   1,712,482  $   1,711,913
Annuity certain contracts                  62,144         65,858          62,231         64,146
Other fund deposits                     1,121,288      1,130,236       1,006,327      1,011,822
Supplementary contracts without
 life contingencies                        42,068         42,068          50,955         51,137
Notes payable                             125,000        126,935         137,000        139,476
Separate account liabilities            8,809,077      8,809,077       6,646,646      6,646,646
Securities lending collateral           1,466,354      1,466,354       1,307,146      1,307,146
                                    -------------  -------------   -------------  -------------
   Total financial liabilities      $  13,457,721  $  13,476,452   $  10,922,787  $  10,932,286
                                    =============  =============   =============  =============

(11) Related Party Transactions

     The Company has investment advisory agreements with an affiliate, Advantus Capital Management, Inc. (Advantus). Under these agreements, the Company pays quarterly investment management fees based on total assets managed. Investment management fees paid by the Company were $11,379,000 and $10,866,000 during 2003 and 2002, respectively. As of December 31, 2003 and 2002, the amount due to Advantus under these agreements was $3,527,000 and $3,238,000, respectively.

     The Company also has an agreement with Securian Financial Services, Inc.
     (SFS). Under this agreement, SFS is the distributor of the Company's variable annuity and variable life products. Fees paid for performing compliance functions for these variable products by the Company totaled $3,448,000 and $3,539,000 for the years ended December 31, 2003 and 2002, respectively.

     The Company has agreements with its affiliates for expenses including allocations for occupancy costs, data processing, compensation, advertising and promotion, and other administrative expenses, in which the Company incurs on behalf of its affiliates. At December 31, 2003 and 2002, the amount payable to the Company was $9,219,000 and $12,363,000, respectively. The amount of expenses incurred as of December 31, 2003, 2002, and 2001 were $45,448,000, $49,205,000 and $14,529,000 respectively.

     During 2002, the Company sold a group variable universal life policy to Securian Financial Group, Inc. The Company received premiums of $2,000,000 in 2003 and 2002. No claims were paid during 2003 and 2002. As of December 31, 2003 and 2002, reserves held under this policy were $6,841,000 and $3,734,000, respectively.

(12) Notes Payable

     In September 1995, the Company issued surplus notes with a face value of $125,000,000, at 8.25%, due in 2025. The surplus notes are subordinate to all current and future policyholders interests, including claims, and indebtedness of the Company. All payments of interest and principal on the notes are subject to the approval of the Minnesota Department of Commerce (Department of Commerce). The approved accrued interest was $3,008,000 as of December 31, 2003 and 2002. The issuance costs of $1,421,000 are deferred and amortized over 30 years on straight-line basis.

                                                                     (Continued)

                MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Notes payable as of December 31 were as follows:

                                                        2003           2002
                                                    ------------   ------------
in thousands
------------
Corporate-surplus notes, 8.25%, 2025                $    125,000   $    125,000
Consumer finance subsidiary-senior, 6.90%-7.06%,
 through 2003                                                 --         12,000
                                                    ------------   ------------
   Total notes payable                              $    125,000   $    137,000
                                                    ============   ============

     At December 31, 2003, the aggregate minimum annual notes payable maturities for the next five years are as follows: 2004, $0; 2005, $0; 2006, $0; 2007, $0; 2008, $0; thereafter $125,000,000.

     The Company maintains a line of credit, which is drawn down periodically throughout the year. As of December 31, 2003 and 2002, the outstanding balance of this line of credit was zero.

     Interest paid on debt for the years ended December 31, 2003, 2002 and 2001, was $11,180,000, $12,579,000 and $15,252,000, respectively.

(13) Other Comprehensive Income

     Comprehensive income is defined as any change in stockholder's equity originating from non-owner transactions. The Company has identified those changes as being comprised of net income, unrealized appreciation (depreciation) on securities and deferred policy acquisition cost adjustments.

     The components of comprehensive income (loss), other than net income are illustrated below:

                                                         2003          2002          2001
                                                     ------------  ------------  ------------
in thousands
------------
Other comprehensive income (loss), before tax:
   Unrealized gains (loss)  on securities            $    154,508  $    (74,150) $   (202,783)
      Reclassification adjustment for losses
       included in net income                              48,151       138,595        18,821
   Adjustment to unearned policy and contract fees         (2,142)       13,074         6,433
   Adjustment to reserves                                   7,069       (54,290)           --
   Adjustment to deferred policy acquisition costs         23,362       (93,375)      (41,993)
                                                     ------------  ------------  ------------
                                                          230,948       (70,146)     (219,522)
   Income tax expense related to items of other
    comprehensive income                                  (75,672)       25,248        75,386
                                                     ------------  ------------  ------------
   Other comprehensive income (loss), net of tax     $    155,276  $    (44,898) $   (144,136)
                                                     ============  ============  ============

                                                                     (Continued)

                MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   Notes to Consolidated Financial Statements

(14) Stock Dividends

     During 2003, the Company declared and paid dividends to Securian Financial Group, Inc. totaling $22,000,000. These dividends were in the form of cash. Additionally, the Company declared and paid a dividend representing the affiliated stock of Securian Life Insurance Company in the amount of $14,033,000. During 2002, the Company declared and paid dividends to Securian Financial Group, Inc. totaling $29,500,000. These dividends were in the form of cash. Additionally, the Company declared and accrued a dividend representing the affiliated stock of Securian Casualty Company. The amount of the transfer, on January 2, 2003, of Securian Casualty Company was $8,398,000. During 2001, the Company declared and paid dividends to Securian Financial Group, Inc. totaling $12,372,000. These dividends were in the form of securities and the transfer of ownership of a corporate-owned life insurance policy. Additionally, the Company declared and accrued a dividend representing the affiliated stock of Advantus Capital Management, Inc. The amount of the transfer, on January 2, 2002, of Advantus Capital Management, Inc. was $48,748,000.

     Dividend payments by Minnesota Life Insurance Company to its parent cannot exceed the greater of 10% of statutory capital and surplus or the statutory net gain from operations as of the preceding year-end, as well as the timing and amount of dividends paid in the preceding 12 months, without prior approval from the Department of Commerce. Based on these limitations and 2003 statutory results, the maximum amount available for the payment of dividends during 2004 by Minnesota Life Insurance Company without prior regulatory approval is $116,875,000 after January 1, 2004.

(15) Legal Proceedings

     The Company is involved in various pending or threatened legal proceedings arising out of the normal course of business. In the opinion of management, the ultimate resolution of such litigation will not have a material adverse effect on operations or the financial position of the Company. Total expenses related to litigation or legal proceedings were $1,361,000, $1,249,000 and $39,654,000 in 2003, 2002 and 2001, respectively.

(16) Commitments and Contingencies

     In the normal course of business, the Company seeks to limit its exposure to loss on any single insured and to recover a portion of benefits paid by ceding reinsurance to other insurance companies. To the extent that a reinsurer is unable to meet its obligations under the reinsurance agreement, the Company remains liable. The Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk to minimize its exposure to significant losses from reinsurer insolvencies. Allowances are established for amounts deemed uncollectible.

     The Company holds "To-Be-Announced" (TBA) Government National Mortgage Association forward contracts that require the Company to take delivery of a mortgage-backed security at a settlement date in the future. Most of these TBAs are settled at the first available period allowed under the contract. However, the deliveries of some of the Company's TBA securities happen at a later date, thus extending the forward contract date. These securities are reported at fair value as other invested assets. As of December 31, 2003 and 2002, these securities were reported at $110,894,000 and $6,523,000, respectively.

     The Company has issued certain participating group annuity and group life insurance contracts jointly with another life insurance company. The joint contract issuer has liabilities related to these contracts of $29,165,000 and $50,325,000 as of December 31, 2003 and 2002, respectively. To the extent the joint contract issuer is unable to meet its obligation under the agreement, the Company remains liable.

     The Company has long-term commitments to fund private equity investments and real estate investments totaling $151,117,000 as of December 31, 2003. The Company estimates that $50,000,000 of these commitments will be invested in 2004, with the remaining $101,117,000 invested over the next four years.

                                                                     (Continued)

                MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   Notes to Consolidated Financial Statements

(16) Commitments and Contingencies (Continued)

     As of December 31, 2003, the Company had committed to purchase mortgage loans totaling $20,600,000 but had not completed the purchase transactions.

     The Company has a long-term lease agreement with an affiliated company, Capitol City Property Management, Inc, for rental space in downtown St. Paul. Minimum gross rental commitments under the lease are as follows:
     2004, $11,267,000; 2005, $11,267,000; 2006, $11,267,000; 2007, $11,267,000;
     2008, $11,267,000. The Company sub-leases space in downtown St. Paul. Commitments to the Company from these agreements are as follows: 2004, $757,000; 2005, $770,000; 2006, $643,000; 2007, $666,000; 2008, $636,000.
     Lease expense net of sub-lease income for the years ended December 31, 2003, 2002 and 2001 was $8,705,000, $8,740,000 and $9,662,000,
     respectively.

     At December 31, 2003, the Company had guaranteed the payment of $79,600,000 in policyholder dividends and discretionary amounts payable in 2004. The Company has pledged fixed equity securities, valued at $82,886,000 to secure this guarantee.

     The Company in conjunction with Securian Holding Company, the parent company of Securian Financial Group, has guaranteed the payment of benefits under certain of its affiliates' non-qualified pension plans in the event that the affiliate is unable to make such payment. This guarantee is unfunded, unsecured and revocable by the parties to the agreement and under certain other conditions. The Company has recorded no impact to the financial condition of the Company relating to these guarantees.

     The Company is contingently liable under state regulatory requirements for possible assessments pertaining to future insolvencies and impairments of unaffiliated insurance companies. The Company records a liability for future guaranty fund assessments based upon known insolvencies, according to data received from the National Organization of Life and Health Insurance Guaranty Association. At December 31, 2003 and 2002 the amount was immaterial to the financial statements. An asset is recorded for the amount of guaranty fund assessments paid, which can be recovered through future premium tax credits. This asset was $1,913,000 and $2,377,000 for the periods ending December 31, 2003 and 2002, respectively. These assets are being amortized over a five-year period.

     The Company has provided guarantees to certain states to provide additional capital contributions to affiliated insurance companies to maintain capital and surplus amounts at the greater of financial admission requirements and risk-based capital requirements.

(17) Statutory Financial Data

     The Company also prepares financial statements according to statutory accounting practices prescribed or permitted by the Department of Commerce for purposes of filing with the Department of Commerce, the National Association of Insurance Commissioners (NAIC) and states in which the Company is licensed to do business. Statutory accounting practices focus primarily on solvency and surplus adequacy.

                                                                     (Continued)

                MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The significant differences that exist between statutory and GAAP accounting, and their effects are illustrated below:

                                                         Year ended December
                                                     --------------------------
                                                         2003          2002
                                                     ------------  ------------
in thousands
------------
Statutory capital and surplus                        $  1,168,753  $    961,239
Adjustments:
   Deferred policy acquisition costs                      636,179       570,264
   Net unrealized investment gains                        351,806       368,495
   Adjustment to reserves                                 (47,221)      (54,290)
   Statutory asset valuation reserve                      205,298       251,505
   Statutory interest maintenance reserve                  14,181        12,731
   Premiums and fees deferred or receivable               (35,687)      (48,756)
   Change in reserve basis                                124,117       121,770
   Deferred reinsurance gain                              (51,070)      (55,143)
   Separate accounts                                      (30,847)      (28,214)
   Unearned policy and contract fees                     (138,449)     (128,690)
   Surplus notes                                         (125,000)     (125,000)
   Net deferred income taxes                             (338,228)     (324,356)
   Pension benefit liabilities                            (30,907)      (18,533)
   Non-admitted assets                                    250,105       280,851
   Policyholder dividends                                  62,497        64,659
   Other                                                    1,425         4,732
                                                     ------------  ------------
Stockholder's equity as reported in the
 accompanying consolidated financial statements      $  2,016,952  $  1,853,264
                                                     ============  ============

     The significant differences that exist between statutory and GAAP accounting, and their effects are illustrated below:

                                                   As of December 31
                                       ----------------------------------------
                                           2003          2002          2001
                                       ------------  ------------  ------------
in thousands
------------
Statutory net income (loss)            $     11,638  $     (9,814) $     47,505
Adjustments:
   Deferred policy acquisition costs         42,482       (19,156)       13,716
   Statutory interest maintenance
    reserve                                   1,450         5,470        (1,138)
   Premiums and fees deferred or
    receivable                               13,817         1,611       (10,213)
   Change in reserve basis                     (746)       (2,797)       (2,180)
   Separate accounts                         (2,162)       10,913         9,971
   Deferred reinsurance gain                 (3,409)      (12,847)       (2,394)
   Unearned policy and contract fees         (7,617)        1,600        (1,845)
   Realized gains (losses)                   (5,642)      (10,012)        1,586
   Net deferred income taxes                  4,268        23,524         3,928
   Policyholder dividends                    (2,162)       (1,168)         (714)
   Pension benefits                            (682)        7,472        16,605
   Other                                     (6,790)        8,960        (4,399)
                                       ------------  ------------  ------------
Net income as reported in the
 accompanying consolidated financial
 statements                            $     44,445  $      3,756  $     70,428
                                       ============  ============  ============

                                                                     (Continued)

                MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES
 Schedule I - Summary of Investments - Other than Investments in Related Parties
                                December 31, 2003
                                 (In thousands)

                                                                                   As shown
                                                                                    on the
                                                                                 consolidated
                                                                      Market        balance
Type of investment                                     Cost (3)       Value        sheet (1)
                                                     ------------  ------------  ------------
Fixed maturity securities
   United States government and government
    agencies and authorities                         $     59,674  $     59,620  $     59,620
   Foreign governments                                      1,467         1,594         1,594
   Public utilities                                       322,562       349,134       349,134
   Asset-backed securities                                661,465       672,763       672,763
   Mortgage-backed securities                           1,287,137     1,352,728     1,352,728
   All other corporate fixed maturity securities        2,315,127     2,505,439     2,505,439
                                                     ------------  ------------  ------------
      Total fixed maturity securities                   4,647,432     4,941,278     4,941,278
                                                     ------------  ------------  ------------
Equity securities:
   Common stocks:
      Public utilities                                      3,059         3,398         3,398
      Banks, trusts and insurance companies               114,265       135,660       135,660
      Industrial, miscellaneous and all other             454,543       528,674       528,674
   Nonredeemable preferred stocks                           8,628         8,666         8,666
                                                     ------------  ------------  ------------
      Total equity securities                             580,495       676,398       676,398
                                                     ------------  ------------  ------------
Mortgage loans on real estate                             773,479        xxxxxx       773,479
Real estate (2)                                             1,830        xxxxxx         1,830
Policy loans                                              263,508        xxxxxx       263,508
Other investments                                         297,436        xxxxxx       297,436
Private equity investments                                236,197        xxxxxx       222,200
Fixed maturity securities on loan                       1,304,233        xxxxxx     1,361,128
Equity securities on loan                                  52,100        xxxxxx        68,771
                                                     ------------  ------------  ------------
      Total                                             2,928,783            --     2,988,352
                                                     ------------  ------------  ------------
Total investments                                    $  8,156,710  $  5,617,676  $  8,606,028
                                                     ============  ============  ============

(1) Fair value for common stocks and fixed maturity securities classified as available-for-sale.
(2) The carrying value of real estate acquired in satisfaction of indebtedness is $ -0-.
(3) Original cost for equity securities and original cost reduced by repayments and adjusted for amortization of premiums or accrual of discounts for fixed maturity securities and other investments

See independent auditors' report.

                MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES
               Schedule III - Supplementary Insurance Information
                                 (In thousands)

                                                          As of December 31,
                                      ----------------------------------------------------------
                                                    Future policy
                                        Deferred       benefits                     Other policy
                                         policy     losses, claims                   claims and
                                      acquisition   and settlement     Unearned       benefits
              Segment                    costs       expenses (1)    premiums (2)      payable
-----------------------------------   -----------   --------------   ------------   ------------
2003:
   Life insurance                     $   464,087   $    2,690,654   $    168,868   $    140,799
   Accident and health insurance           70,299          663,495         30,871         19,775
   Annuity                                102,089        3,386,782             28            113
                                      -----------   --------------   ------------   ------------
                                      $   636,475   $    6,740,931   $    199,767   $    160,687
                                      ===========   ==============   ============   ============
2002:
   Life insurance                     $   421,265   $    2,605,553   $    156,832   $    111,576
   Accident and health insurance           78,588          638,288         34,418         19,349
   Annuity                                 70,885        3,155,822             27            196
   Property and liability insurance            --               25             --             --
                                      -----------   --------------   ------------   ------------
                                      $   570,738   $    6,399,688   $    191,277   $    131,121
                                      ===========   ==============   ============   ============
2001:
   Life insurance                     $   498,233   $    2,563,749   $    171,174   $    113,351
   Accident and health insurance           87,059          615,020         38,052         19,103
   Annuity                                 98,047        2,942,241             29          1,466
   Property and liability insurance            --               38             --             --
                                      -----------   --------------   ------------   ------------
                                      $   683,339   $    6,121,048   $    209,255   $    133,920
                                      ===========   ==============   ============   ============


                                                                For the years ended December 31,
                                      -------------------------------------------------------------------------------------
                                                                                   Amortization
                                                                     Benefits,     of deferred
                                                        Net       claims, losses      policy         Other
                                        Premium      investment   and settlement    acquisition    operating     Premiums
              Segment                 revenue (3)     income       expenses (5)        costs        expenses    written (4)
-----------------------------------   -----------   -----------   --------------   ------------   -----------   -----------
2003:
   Life insurance                     $ 1,122,503   $   240,777   $    1,024,443   $    127,528   $   358,477   $        --
   Accident and health insurance          131,057        10,711           57,919         19,214        81,840            --
   Annuity                                103,386       214,370          198,077         19,396       108,962            --
                                      -----------   -----------   --------------   ------------   -----------   -----------
                                      $ 1,356,946   $   465,858   $    1,280,439   $    166,138   $   549,279   $        --
                                      ===========   ===========   ==============   ============   ===========   ===========
2002:
   Life insurance                     $ 1,009,836   $   260,686   $      883,852   $    147,235   $   347,838   $        --
   Accident and health insurance          131,835        12,494           60,459         20,511        98,679            --
   Annuity                                106,807       225,704          213,817         20,916        88,540            --
   Property and liability insurance            --           219              (18)            --            40            --
                                      -----------   -----------   --------------   ------------   -----------   -----------
                                      $ 1,248,478   $   499,103   $    1,158,110   $    188,662   $   535,097   $        --
                                      ===========   ===========   ==============   ============   ===========   ===========
2001:
   Life insurance                     $   918,901   $   288,841   $      817,054   $    136,512   $   463,715   $        --
   Accident and health insurance          136,637        12,823           53,611         13,170       106,770            --
   Annuity                                 92,192       225,200          193,772         21,898        90,793            --
   Property and liability insurance            --           471              (19)            --           204            --
                                      -----------   -----------   --------------   ------------   -----------   -----------
                                      $ 1,147,730   $   527,335   $    1,064,418   $    171,580   $   661,482   $        --
                                      ===========   ===========   ==============   ============   ===========   ===========

(1)  Includes policy and contract account balances
(2)  Includes unearned policy and contract fees
(3)  Includes policy and contract fees
(4)  Applies only to property and liability insurance
(5)  Includes policyholder dividends

See independent auditors' report.

                MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES
                            Schedule IV - Reinsurance
                  Years ended December 31, 2003, 2002 and 2001
                                 (In thousands)

                                                                                                        Percentage
                                                           Ceded to     Assumed from                    of amount
                                                            other          other                         assumed
                                         Gross amount     companies      companies      Net amount        to net
                                         -------------   ------------   ------------   -------------   ------------
2003: Life insurance in force            $ 302,107,783   $ 38,521,130   $ 90,958,405   $ 354,545,058           25.7%
                                         =============   ============   ============   =============
   Premiums:
      Life insurance                     $     657,074   $     34,690   $    221,237   $     843,621           26.2%
      Accident and health insurance            199,512         69,164            705         131,053            0.5%
      Annuity                                   30,603             --             --          30,603             --
                                         -------------   ------------   ------------   -------------
         Total premiums                  $     887,189   $    103,854   $    221,942   $   1,005,277           22.1%
                                         =============   ============   ============   =============
2002: Life insurance in force            $ 266,335,791   $ 35,836,486   $ 76,101,905   $ 306,601,210           24.8%
                                         =============   ============   ============   =============
   Premiums:
      Life insurance                     $     566,342   $     25,262   $    180,539   $     721,619           25.0%
      Accident and health insurance            200,610         74,838            934         126,706            0.7%
      Annuity                                   40,164             --             --          40,164             --
                                         -------------   ------------   ------------   -------------
         Total premiums                  $     807,116   $    100,100   $    181,473   $     888,489           20.4%
                                         =============   ============   ============   =============
2001: Life insurance in force            $ 233,303,591   $ 28,244,100   $ 63,354,138   $ 268,413,629           23.6%
                                         =============   ============   ============   =============
   Premiums:
      Life insurance                     $     530,352   $     30,128   $    138,774   $     638,998           21.7%
      Accident and health insurance            208,520         78,212          1,047         131,355            0.8%
      Annuity                                   23,004             --             --          23,004             --
      Property and liability insurance               1            483            482              --             --
                                         -------------   ------------   ------------   -------------
         Total premiums                  $     761,877   $    108,823   $    140,303   $     793,357           17.7%
                                         =============   ============   ============   =============

See independent auditors' report.